UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Robert J. DellaCroce

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

Penn Mutual Variable Products

Annual Reports

December 31, 2009

Dear Investor:

I am pleased to bring you the following 2009 capital markets summary and thank you for your continued affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bear, short-term performance changes should not distract you from your long-term financial plan, and now more than ever may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

Stocks, despite starting the year with one of the worst first quarters ever, rallied quite nicely from their March 9 lows to end the year with strong solid gains. The U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned 29.42 percent for the full 12-month period. In fact, the 2009 gains in the equity market was the best performance seen since 2003. Much of the gains in equities were coupled with economic growth that picked up in the second half of the year and is poised to continue into the first half of 2010. However, this positive news for equities capped what will be remembered as the worst calendar decade ever for stocks. From December 1999 through December 2009, the U.S. stock market lost 0.17 percent annualized or 1.67 percent in total.

Although all capitalization stocks returned positive performance for the year, on a relative basis, mid capitalization stocks provided somewhat substantially higher returns than did small and large capitalization stocks. Mid capitalization stocks, as measured by the Russell Midcap Index, returned 40.48 percent for the year, while small capitalization stocks, as measured by the Russell 2000 Index, returned 27.17 percent and large capitalization stocks, as measured by the Russell 1000 Index, returned 28.43 percent. Style was a significant factor in relative performance for the year as growth stocks greatly outperformed value stocks due mainly to the strong performance from technology and relatively weak returns from utilities.

International markets, particularly emerging markets, substantially outperformed the U.S. market in 2009. Developed international stocks, as measured by the MSCI EAFE Index, gained 32.46 percent. European stocks were up slightly during the last quarter of the year, while Japanese equities were down. The U.S. dollar remained strong, climbing to a three-month high against the yen. Emerging Market stocks, as measured by the MSCI Emerging Markets Free Index, returned an astonishing 74.50 percent for the year — making it its best calendar year on record. The gains were largely driven by strong consumer demand and improving financial conditions. This outperformance has resulted in Emerging Markets being the best performing sector over the last five years.

Investment-grade fixed-income securities enjoyed solidly positive returns in 2009 despite significantly underperforming high yield bonds. Declining default risk, ample liquidity and the improving economy all helped higher risk bonds outperform the broad bond market. Treasury yields rose sharply while corporate spreads tightened in the fourth quarter of 2009. By the end of the year, the yield curve had steepened to the highest level over the past two decades. In this environment, the size of debt issuance remains staggering; approximately $1.4 trillion in debt is expected to be issued in 2010, with little relief in sight. Federal government debt managers also want to extend the maturity of that debt putting more issuance in the longer-term maturities. The Federal Reserve Board has responded by maintaining a range of zero to 0.25 percent for the Target Rate.

Investment-grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned a solid 5.06 percent for the year. The Credit Suisse First Boston High Yield Bond Index ended the year with a significant advance of 52.33 percent, illustrating investors’ demand for higher risk bonds.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your financial professional.

Sincerely,

Peter M. Sherman

Executive Vice President and Chief Investment Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Penn Series Funds, Inc. Annual Report

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 1.89% for the twelve-month period ending December 31, 2009, compared to the 0.75% return for its benchmark, the Citigroup Treasury/Agency 1-5 years Bond Index.

The Fund was overweight AAA-rated commercial mortgage backed securities (CMBS) in the first and second quarters of 2009, which helped performance during that time period. These securities benefited from the announcement that the Term Asset Backed Loan Facility (TALF) would be expanded to provide support to them. Even in the event of a deep and protracted economic downturn, the AAA-rated CMBS position should protect from losses due to the high level of credit support in these securities.

The Fund was also overweight residential mortgage backed securities (RMBS) in the second quarter, which outperformed U.S. Treasuries during the quarter and contributed to the Fund’s outperformance versus its benchmark. As interest rates rose during the second quarter, the Fund increased its holdings in U.S. Treasuries. At the end of the third quarter, the Fund was moderately overweighted in U.S Treasury Notes and positioned in higher-grade securities relative to the benchmark.

The contrast of outperformance versus the benchmark and underperformance versus the Fund’s peers is marked primarily by the sharply different characteristics between the two comparisons. The Fund’s benchmark is made up of one half U.S. Treasury Notes and one half U.S. Agency Notes, while the Fund’s peers reached for higher risk and more yield for their funds. We attempt to straddle the middle and did so in 2009. This is the primary reason for the sharp contrast in relative performance.

Default premiums fell throughout the fourth quarter and the entire year as the market priced in a normal self-sustaining recovery. We simply did not have sufficient risk in the Fund to take advantage of sharply falling risk premiums.

Going forward, we believe that the consensus view in the market that a normal self-sustaining expansion is in place will be questioned in the coming 2010 year. The credit deleveraging process is still in play and with it comes a difficult period for growth. The Federal Government’s stimulus programs are scheduled to be significantly reduced in 2010 and as this comes about we expect some slowdown in growth. If a decline in growth were to occur, it will likely be accompanied by a rise in default premiums. We continue to remain positioned in high-quality securities.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Limited Maturity Bond Fund on May 1, 2000 would have grown to $15,366. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Citigroup Treasury/Agency 1-5 yrs Bond Index, during the same period. A $10,000 investment in the Citigroup Treasury/Agency 1-5 yrs Bond Index on May 1, 2000 would have grown to $16,288.

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	Since Inception[2]
Limited Maturity Bond Fund	1.89%	3.75%	4.54%
Citigroup Treasury Agency 1-5 yr Bond Index	0.75%	4.51%	5.17%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
U.S. Treasury Obligations	60.5%
Corporate bonds	22.1%
Agency Obligations	7.1%
Commercial Mortgage Backed	4.5%
Residential Mortgage Backed	3.5%
Asset backed	2.3%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2000.
[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 6.02% for the twelve-month period ending December 31, 2009, compared to the 5.06% return for its benchmark, the Citigroup Broad Investment Grade (B.I.G.) Index.

The performance of the Fund for the first half of 2009 was helped by the overweight position in AAA-rated commercial mortgage backed securities (CMBS). These securities benefited from the announcement that the Term Asset Backed Loan Facility (TALF) would be expanded to provide support to them. The Fund was also underweight U.S. Treasuries as interest rates rose during the second quarter, which also helped performance in the first half of the year.

Results during the third quarter, however, did not keep up with peers due to the Fund’s higher than average quality in a period of rapidly falling credit spreads. We simply were underweighted in junk and low-quality bonds compared to our peers. The Fund’s performance versus the benchmark tells us we made good calls on interest rates, duration, convexity and capturing some of the spread tightening, but compared to our peers, we simply did not have the same level of risk in the Fund. A rapidly falling default risk premium represented by significant spread tightening has been the dominant theme in 2009 for the credit markets.

The Fund’s fourth quarter results did not match either its peers or the benchmark primarily because the risk profile of the Fund was too conservative. As corporate and other fixed income instrument spreads continued to tighten in the fourth quarter, our more defensive position in higher-quality securities did not match the performance. Default risk premiums tightened dramatically all year and we simply did not have the same optimism as the market did on the outlook for risk.

The market consensus has moved to a view that a normal cyclical, self-sustaining economic cycle has resumed. Therefore, pricing of risk related to fixed-income bonds has fallen sharply. For some sectors, risk premiums have tightened all the way back to the market levels of 2006, when the previous economic expansion was far stronger than today.

We do not share the optimism of most market participants and believe that this recovery is dependent heavily on temporary factors such as government stimulus and inventory rebuilding. We believe disappointment is likely to occur in the consensus view, which would, in turn, cause risk premiums to rise. We have chosen not to be positioned for further spread tightening and we should perform well in the choppy economic environment we foresee. As a consequence, the Fund is positioned with overweights in U.S. Treasuries and underweights in corporate and mortgage backed securities.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Quality Bond Fund on December 31, 1999 would have grown to $18,232. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Citigroup B.I.G. Index, during the same period. A $10,000 investment in the Citigroup B.I.G. Index on December 31, 1999 would have grown to $18,730.

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	10 Year
Quality Bond Fund	6.02%	5.03%	6.19%
Citigroup B.I.G. Index	5.06%	5.22%	6.47%

Portfolio Composition as of 12/31/09

Percent of Total Investments[2]
U.S. Treasury Obligations	46.0%
Residential Mortgage Backed	24.3%
Corporate Bonds	16.1%
Commercial Mortgage Backed	6.2%
Agency Obligations	4.5%
Asset Backed Securities	2.9%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned 46.44% for the twelve-month period ending December 31, 2009, compared to the 52.33% return for its benchmark, the CSFB High Yield Bond Index.

Investors’ demand for yield and increasing tolerance for risk set the stage for many noninvestment-grade companies to issue new debt, extend maturities, enhance liquidity, and lower overall debt service costs. Defaults declined throughout the year as more companies gained access to the capital markets. Illustrating investors’ demand for yield, higher-risk CCC rated bonds outpaced all other high yield credit quality segments for the tenth straight month.

The Fund’s underperformance of the benchmark in the period was largely due to an underweight position in debt securities with lower credit quality ratings, including CCC-rated and defaulted securities. These securities witnessed outsized returns during the year, as they had the largest scope for price recovery following a tumultuous 2008.

E*TRADE Financial was a large positive contributor to relative performance. In June, the company successfully raised equity capital and completed debt restructuring, resulting in decreased leverage and interest expense. These events led to a substantial rally in this bond and we trimmed our position following several months of strong performance.

Our selection of debt securities in the media industry helped relative performance, mainly due to our preference for subscription-based broadcasting companies. Broadcasting companies with this type of revenue model, such as Sirius XM Radio, typically generate consistent cash flows, a characteristic that bondholders find attractive.

We have observed initial signs of stabilization in the gaming market and decided to increase our exposure to MGM Mirage and Harrahs. Earlier this year, MGM appeared to be days away from filing for bankruptcy before a series of timely refinancing transactions placed the company on the road to recovery. Business activity in Las Vegas is also showing early signals of stabilization, a positive development for this name.

High yield bonds produced impressive returns in 2009 and credit spreads are substantially lower than 2008 peak levels. While the asset class has come a long way in a short period of time, our investment team has experienced several high yield bull markets, and we believe this cycle will offer additional upside over the coming year. Default rate assumptions for 2010 have been reduced to a range of 3% to 4%, and recovery rate expectations, as evidenced by the prices of defaulted securities, have moved significantly higher. If these forecasts prove accurate, we believe high yield credit spreads could continue to tighten, adding a healthy component of capital appreciation to an attractive current income stream. We also view the high yield bonds sector as an attractive option in a rising interest rate environment due to its low duration profile relative to other fixed income sectors.

While we anticipate volatility as the global economy hits rough patches on its road to recovery, we remain constructive on the long-term performance prospects for high yield bonds. As always, we remain committed to our risk-conscious, disciplined investment approach and long-term perspective that have helped us weather volatile market conditions in the past.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the High Yield Bond Fund on December 31, 1999 would have grown to $18,978. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 1999 would have grown to $19,562.

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	10 Year
High Yield Bond Fund	46.44%	5.51%	6.62%
CSFB High Yield Bond Index	52.33%	5.73%	6.94%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/09

Percent of Total Investments[2]
Bonds
Credit quality – B rated	38.8%
Credit quality – BB rated	21.5%
Credit quality – BBB rated	6.4%
Credit quality – CCC rated	12.9%
Credit quality – below CCC rated	14.9%
Not rated	2.4%
Equity securities	3.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned 32.92% for the twelve-month period ending December 31, 2009, compared to its benchmark the S&P 500 Index’s return of 26.46%.

After a dismal start, U.S. stocks produced strong gains in 2009. Intervention by the federal government provided liquidity to the credit markets, stabilized the banking sector, and stimulated the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs of stabilizing. Within the S&P 500 Index, information technology was the strongest sector by far for the year. Traditionally defensive, value-oriented utilities and telecommunication services shares lagged, with the latter sector the only one in the index to have a single-digit return for the year.

In terms of absolute return within the equity allocation, health care shares made a key contribution, led by health care equipment and supplies firms and a number of pharmaceutical positions. Another source of strength was positioning in the consumer discretionary sector, led by holdings in the media industry. Some of the key contributors were Cablevision and Time Warner, which each expect to benefit from the spin-off of some of their underperforming business units.

In a period of such strong relative and absolute results, no sector detracted from the Fund’s performance for the year. From an industry perspective, diversified consumer services firm H&R Block detracted, as did commercial banking giant Wells Fargo. H&R Block suffered from weak economic conditions, which sent many tax filers to cheap, online alternatives. Wells underperformed early in 2009 because of credit concerns relating to its acquisition of Wachovia, while it was hurt later in the year by its decision to issue additional shares to repay TARP funds.

We decreased the position in our convertible bond exposure over the course of the year. These securities performed very well and now look less attractive from a risk/reward perspective, and convertibles that fit our strict investment criteria are increasingly scarce.

In terms of the traditional fixed-income allocation, returns benefited from our decision to favor investment-grade and high-quality BB corporate securities over government debt. Credit-sensitive securities enjoyed their best year on record relative to U.S. Treasuries, so this was a key contributor to performance. Late in the year we sold the last of our government-backed securities and trimmed our holdings in higher-rated, lower-yielding corporate securities in favor of higher-yielding corporates and floating-rate bank debt. We like the bank notes in particular for their high position in the corporate capital structure, providing a very high likelihood of recovery in the event of default. As a result of changes to our stock and convertible positions, the cash component increased modestly.

Looking ahead, we are fairly optimistic on stocks, believing we’ve turned the corner on the economy. We think equity valuations are reasonable, corporate earnings are recovering, and there remains a massive amount of cash on the sidelines to fuel continued gains. Nevertheless, we would caution investors that the market may be choppy after the huge recent rally and that stocks remain vulnerable to external shocks in the financial and political realm. In that environment, we continue to find opportunities to invest in high-quality companies trading at attractive valuations because the market rally has tended to favor the riskiest, lowest-quality names. As a result, we are looking to trim our holdings in stocks whose risk/reward profiles are less attractive in favor of what we believe to be larger, more stable names representing better values.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Flexibly Managed Fund on December 31, 1999 would have grown to $26,131. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 1999 would have been worth $9,090.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	10 Year
Flexibly Managed Fund	32.92%	4.51%	10.08%
S&P 500 Index	26.46%	0.42%	(0.95)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[2]
Corporate bonds	15.4%
Financials	14.1%
Health Care	12.3%
Consumer Staples	11.5%
Consumer Discretionary	11.3%
Technology	9.5%
Industrials	9.0%
Energy	8.7%
Utilities	5.6%
Telecommunications	1.4%
Materials & Processing	1.1%
Preferred Stocks	0.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

BALANCED FUND

The Penn Series Balanced Fund returned 18.07% for the twelve-month period ending December 31, 2009, compared to its benchmarks, the S&P 500 Index’s return of 26.46% and the Citigroup Broad Investment Grade (B.I.G.) Index’s return of 5.06% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have grown to $10,067. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Citigroup B.I.G. Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have been worth $8,929. A $10,000 investment in the Citigroup B.I.G. Index on August 25, 2008 would have grown to $11,043.

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Balanced Fund	18.07%	0.49%
S&P 500 Index	26.46%	(7.99)%
Citigroup B.I.G. Index	5.06%	7.58%

Asset Allocation Target as of 12/31/09

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE GROWTH STOCK FUND

The Penn Series Large Growth Stock Fund returned 42.93% for the twelve-month period ending December 31, 2009, compared to the 37.21% return for its benchmark, the Russell 1000 Growth Index.

Stock selection was the major reason for relative outperformance versus the benchmark, but sector weighting also positively contributed. The information technology, health care, and consumer discretionary sectors were the leading outperformers for the Fund. The financials sector was by far the largest underperformer and materials also detracted.

Stock selection drove outperformance of information technology, the Fund’s largest position and the top performer in the index for the period. Stock selection in computers and peripherals industry led sector performance. Top absolute Fund contributor Apple continued to post impressive figures in revenues and margins. Recent quarterly sales for Mac computers and iPhones hit record levels, and we see further growth opportunities in these markets. Stock selection in the internet software and services industry also benefited performance. Shares of Tencent Holdings, operator of China’s largest online messaging community, rose steadily over the year as the company posted impressive revenue growth driven by a successful gaming business. Google benefited from an improving global advertising market, reporting strong growth in revenue and profits in the recent quarter. The search engine business will benefit from an early cycle recovery, and growth initiatives in display and mobile sectors should add to company strength. Marvell Technology Group, maker of semiconductor chips for computers and mobile phones, posted stronger than expected results due to tighter cost controls. The company reported strong revenue growth for the second straight quarter and raised future guidance.

The health care sector outperformed on stock selection, though it was one of the weakest sectors in the benchmark. Pharmacy benefit managers such as Medco and Express Scripts profited as companies looked to them to reduce employee health care costs.

Stock selection also powered results in the consumer discretionary sector. Results were driven largely by the performance of Amazon.com. The Internet retailer announced surprisingly strong results from the holiday buying season, which was expected to be weak. The company appears to be gaining market share from e-commerce rivals.

Financials detracted from relative performance due to stock selection. State Street, the world’s largest institutional money manager, lowered guidance due to the slow pace of economic recovery and the unexpected retirement of its CEO. We greatly reduced our position in the stock. Shares of Northern Trust fell in the recent quarter as the custody bank reported disappointing earnings marked by weaknesses in wealth management, securities lending, and foreign exchange trading.

U.S. stocks rose in the year, building on the rally that started in March, as the economy displayed further signs of recovery. Despite these encouraging signs, we anticipate sluggish growth for 2010 with a gradual transition from recession to recovery. Housing industry concerns and lingering high unemployment will dampen spending. We continue to seek quality companies with seasoned management teams, strong earnings-growth potential, and solid free cash flow, while keeping aware of stock price valuations.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Large Growth Stock Fund on December 31, 1999 would have been worth $4,913. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 1999 would have been worth $6,658.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	10 Year
Large Growth Stock Fund	42.93%	1.70%	(6.86)%
Russell 1000 Growth Index	37.21%	1.63%	(3.99)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[2]
Technology	34.2%
Financials	13.8%
Consumer Discretionary	13.3%
Health Care	13.1%
Industrials	8.8%
Energy	6.4%
Telecommunications	4.3%
Consumer Staples	3.2%
Materials & Processing	2.9%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned 37.54% for the twelve-month period ending December 31, 2009, compared to the 37.21% return for its benchmark, the Russell 1000 Growth Index.

With the market continuing its positive trend, the Fund posted a strong absolute return. The materials/processing and consumer discretionary sectors led the way as these groups provided solid double digit returns. The consumer staples sector was the laggard among the Fund’s nine sectors, as results in this portion of the Fund were essentially flat for the period.

The Fund’s technology holdings provided a healthy gain for the fourth quarter, but failed to keep pace with the results of the benchmark. Weakness in Alcatel-Lucent was a key reason for the underperformance in this group. Despite the near term weakness, we are maintaining a stake in this telecom equipment provider as it continues to win new contracts in overseas markets, while rationalizing its cost structure.

Within the health care sector, Gilead Sciences, one of the largest holdings in this sector, struggled as it traded lower. The long-term fundamentals for Gilead, a well known leader in the treatment of HIV, remain sound. Their HIV prescription trends continue to exceed expectations, and royalty payments from its joint venture with Roche for the flu vaccine Tamiflu are also expected to benefit earnings going forward. Amgen was another weak performer in this group, as recent study results indicated that its anemia drug –Aranesp- may be linked to increased instances of stroke. Given the uncertainties surrounding this key drug, we elected to exit this position.

In the materials/processing sector, early signs of economic recovery helped push commodity related stocks higher. This was evident in the performance of the Fund’s positions in both Rio Tinto (mining and mineral processing) and Alcoa (aluminum fabrication). Both company’s stocks climbed during the fourth quarter as commodity inventories have been depleted and end demand appears to be improving, particularly in China.

Our Internet related holdings — Amazon.com and Google — in the consumer discretionary sector provided strong gains for the last quarter of 2009. In addition to strong on-line holiday sales, Amazon’s wireless reading device, the Kindle, is making in-roads in the market place, as it is now its top selling product both in terms of units and dollar volume. In a difficult economic environment, which crimped advertising spending, Google’s earnings growth slowed, but remained positive. Looking forward, new products (e.g. recent launch of mobile phone and operating system) will be a plus, but the bulk of this company’s revenue and earnings are tied to internet search advertising.

Looking forward, we think the stock market should continue to deliver good news in 2010, driven by three catalysts. First, corporate profits should continue to surprise on the upside in 2010 and we think corporate earnings should climb at double-digit rates in both 2010 and 2011. Second, we think economic growth both here and abroad is likely to exceed expectations. In our estimation, the U.S. economy could grow 3-4% and the global economy could expand by more than 4% in 2010. Third, we think measures of investor sentiment are neutral at best. We perceive that investors are exceptionally skeptical about any further move upward by stocks. Indeed, between March and the end of November, investors pulled $13 billion out of U.S. stock funds and placed $239 billion in bond funds, according to Morningstar. So there’s plenty of capital on the sidelines that could help lift stocks higher, especially as more investors gain the conviction that both sustained economic growth and the market rally are for real.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Large Cap Growth Fund on May 1, 2002 would have been worth $9,781. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on May 1, 2002 would have grown to $12,055.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	Since Inception[2]
Large Cap Growth Fund	37.54%	(3.22)%	(0.29)%
Russell 1000 Growth Index	37.21%	1.63%	2.47%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Technology	30.5%
Healthcare	12.7%
Energy	12.5%
Consumer Discretionary	11.9%
Financials	11.7%
Consumer Staples	9.1%
Materials & Processing	4.1%
Telecommunications	3.3%
Industrials	3.1%
Utilities	1.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2002.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CORE GROWTH FUND

The Penn Series Large Core Growth Fund returned 35.89% for the twelve-month period ending December 31, 2009, compared to the 37.21% return for its benchmark, the Russell 1000 Growth Index for the same time period.

During the challenging period of April and May, we remained true to our growth style and did not shift into the high-risk, highly levered, very low-quality companies that were leading the rally. Our “surround the company” research process focuses on finding companies that are executing well and growing their businesses. Given our experience through multiple market environments, we are familiar with these types of brief low-quality flare-ups and have historically made up for any underperformance in future periods.

Stock selection in the energy sector added solidly to Fund performance. Energy holdings were re-positioned early in the year to favor oil-based exploration and production companies with strong balance sheets that were unhedged to the price of crude oil. Petrobras, a relatively new addition to the Fund, had a significant positive return. Petrobras, an integrated oil company operating primarily in Brazil and South America, is the low cost producer in South America, has attractive field properties in the Santos Basin and is well positioned to grow production over the next 10 years. Another solid performer in the Fund was our core holding, Transocean. Transocean’s share price, which decreased in the fourth quarter of 2008 in tandem with oil prices, came back strong as a result of its resilient backlog of contracts for its deep water drilling rigs and international exposure.

Strong stock selection in the information technology sector added meaningfully to performance during the year. Holdings in the semiconductor industry performed particularly well as companies are seeing increased demand from restocking of inventories and a resurgent PC market cycle. Shares of Micron Technology Inc., a memory manufacturer, were a top performer in the Fund. A combination of product innovation, capacity reduction by many of its competitors, and better overall pricing realizations led to better-than-expected growth. Our position in Taiwan Semiconductor Manufacturing Co. also had a positive contribution. The dominant contract manufacturer in the semiconductor industry continues to increase market share and pricing power with its leading-edge technology. Equinix Inc., a “core growth” holding, realized better earnings from expanding demand for its data center facilities. The company’s business grew in all major geographic regions and is a prime beneficiary of initiatives by corporations to rationalize costs and outsource non-core operations.

Our overweight position in the financial sector detracted significantly from performance. Early in the year, investors reacted negatively to the extreme uncertainty caused by the multitude of policy changes to the government’s current and proposed initiatives.

Continued uncertainty surrounding the national debate on health care reform weighed on healthcare stocks during the year. Stock selection was difficult and detracted from Fund performance. Gilead Sciences Inc., a long-time biotechnology holding, detracted from performance despite reporting better-than-expected earnings and revenues. With managed-care companies in the eye of the political storm, our holding in UnitedHealth Group Inc. also detracted from relative performance. We continue to hold on to the name as a “valuation opportunity,” with strong growth prospects once a clearer picture on reform emerges.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have been worth $8,364. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have been worth $9,238.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Large Core Growth Fund	35.89%	(12.37)%
Russell 1000 Growth Index	37.21%	(5.69)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Technology	47.7%
Healthcare	11.6%
Consumer Discretionary	11.5%
Industrials	9.0%
Energy	5.8%
Financials	5.5%
Consumer Staples	3.6%
Materials	3.1%
Telecommunications	2.2%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned 33.62% for the twelve-month period ending December 31, 2009, compared to the 19.69% return for its benchmark, the Russell 1000 Value Index.

The Fund outperformed the Index in seven out of ten market sectors, largely as a result of better relative stock selection across the outperforming sectors. Overweight positions to information technology and materials, the two strongest performing sectors in the Index during the period, also benefited the Fund’s performance. The Fund underperformed within consumer staples, telecommunication services, and utilities primarily as a result of weaker relative stock selection.

Pronounced signs of economic weakness persisted through the first half of 2009. After declining in the fourth quarter of 2008, Gross Domestic Product (GDP) continued to decline in the first and second quarters of 2009. Investor sentiment soon began to improve as evidence appeared that global credit markets were thawing in response to massive remedial efforts by U.S. government and monetary authorities. As it became clearer that these remedial measures had helped to avert a collapse of the U.S. banking system and with historically low valuations, equities began an impressive rally that began in March 2009 and continued through the end of the reporting period. While volatility persisted, most global equity markets ended the reporting period with substantial gains.

In terms of individual stock contributors to performance, within industrials Tyco International Ltd., Navistar International Corp., Goodrich Corp., which we exited, and AirCastle Ltd. produced strong relative results for the Fund. Health care contributors included Schering-Plough Corp. and Wyeth. Schering-Plough Corp., a pharmaceutical company, benefited as Merck & Co., Inc. acquired the firm in early November 2009. We exited our position in Wyeth and locked in our gains by period end.

In financials, Wells Fargo & Co., SLM Corp., MetLife, Inc., National Financial Partners Corp. and Morgan Stanley provided the bulk of positive performance within the sector. We exited our positions in SLM Corp. and National Financial Partners Corp. and took gains. Materials holdings, which contributed to performance, included The Lubrizol Corp. and Mosaic Corp, both of which we exited. Lastly, in information technology Research in Motion Ltd., Google, Inc., and Apple, Inc. contributed positively to performance. We exited these three holdings and realized gains.

Information technology holding Qualcomm, Inc. also performed well for the Fund during the reporting period.

The Fund underperformed the Index in consumer staples, as overweight positions in The Kroger Co. and Molson Coors Brewing Co. detracted from results during the period. The Fund also underperformed the Index within telecommunication services due to weaker relative stock selection.

At period end, the Fund had overweight positions in health care, industrials, information technology, materials and consumer discretionary. The Fund had underweights in energy, financials, utilities, telecommunication services; and a roughly neutral position in consumer staples.

OppenheimerFund’s Value Team builds portfolios using a disciplined, bottom-up stock selection process rooted in analysis of a company’s long-term earnings power, which our analysis has shown is the primary driver of a company’s performance prospects. We believe that focusing on valuations relative to long-term earnings power, rather than large sector or macroeconomic bets is a more sustainable strategy than attempting to predict which sectors are most likely to outperform. Our stock and sector allocations reflect this philosophy.

Independence Capital Management, Inc.

Investment Adviser

OppenheimerFunds, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Large Cap Value Fund on December 31, 1999 would have grown to $12,604. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 1999 would have grown to $12,766.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	10 Year
Large Cap Value Fund	33.62%	(1.33)%	2.34%
Russell 1000 Value Index	19.69%	(0.25)%	2.47%

Portfolio Composition as of 12/31/09

Percent of Total Investments[2]
Financials	22.7%
Energy	16.1%
Health Care	11.9%
Industrials	11.6%
Consumer Discretionary	10.3%
Technology	8.3%
Consumer Staples	5.4%
Materials & Processing	5.3%
Utilities	4.7%
Telecommunications	3.7%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

LARGE CORE VALUE FUND

The Penn Series Large Core Value Fund returned 16.76% for the twelve-month period ending December 31, 2009, compared to the 19.69% return for its benchmark, the Russell 1000 Value Index for the same time period.

For 2009 as a whole, all 10 sectors in the Fund and all 10 sectors in the benchmark had positive returns, while eight of the 10 sectors in the Fund had more than double-digit returns. Five out of 10 sectors in the Fund outperformed the sectors in the benchmark. The sectors that contributed the most to the Fund’s relative outperformance in 2009 were the energy, utilities and information technology sectors, while the financial and consumer discretionary sectors were the largest detractors.

Within energy, a large underweight to an underperforming integrated oil conglomerate and investments in exploration and production companies added to performance. A long-time holding in a computer and services company helped performance in the information technology sector. The combination of good stock selection and an underweight in the utilities sector, an underperforming sector in 2009, was also beneficial. Investments in insurance companies detracted from performance within the financial sector, while not owning an automobile company whose stock price more than tripled in 2009 held back our performance in the consumer discretionary sector.

We continue to see the consistency of our investment discipline illustrated in many of the Fund’s characteristics. What continues to be particularly encouraging in the current environment is that, in addition to its combination of high profitability and expected earnings growth, the Fund’s average price/earning’s multiple approximates that of the Index.

As we enter 2010, the strength of the economic recovery will be critical, and the debate over the likely pace of the recovery continues to be intense. Historically, the economy has experienced 6%-8% real GDP growth in the first year of a recovery after a recession as deep as the 2007-2009 downturn. While we believe the economic recovery will continue into 2010, we do not believe it will be as robust as history would suggest.

There are credible signs that the economy is improving, and the bulls would argue that there is more forward momentum in the economy than widely recognized. We believe equity returns in 2010 will likely moderate versus those of 2009. The history of market rebounds would suggest the biggest gains may already have been realized, making it more difficult to expect another blockbuster year in 2010, though equity returns will most likely outperform the alternative returns available from cash and bonds.

We do not believe the equity markets are overvalued at this time; however, we also feel that valuations are clearly no longer as compelling as they had been. After the roller-coaster of 2008 and 2009, 2010 may well be a year when volatility and systemic risk fade, while the economy and capital markets churn out modest, steady progress.

We remain committed to a strategy of investing in companies that we feel have strong business franchises and attractive growth prospects. We intend to maintain our discipline of investing in stocks of such companies only when they are available at what we regard as discounted valuations versus the broad market averages and our analysts’ estimates of fair market value. We believe our research-driven investment process, our steadfast focus on risk management and our commitment to a long-term investment perspective should serve clients well as we strive to meet your investment needs in 2010 and beyond.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have been worth $8,518. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have been worth $8,654.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Large Core Value Fund	16.76%	(11.18)%
Russell 1000 Value Index	19.69%	(10.13)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Financials	23.4%
Energy	19.6%
Industrials	10.7%
Consumer Discretionary	10.1%
Technology	9.3%
Healthcare	9.2%
Consumer Staples	4.9%
Telecommunications	4.4%
Materials	4.3%
Utilities	4.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned 26.11% for the twelve-month period ending December 31, 2009, compared to the 26.46% return for its benchmark, the S&P 500 Index.

The U.S. stock market started 2009 much the same way it ended 2008, falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions, and a weak job market all helped push the market lower. In early March, stocks reached a sudden turning point. The S&P 500 Index rose nearly 20% in the last three weeks of March when some good news helped spark some optimism in the market, but still ended the first quarter with a loss of just over 11%.

The rally that started in March gained momentum over the next two quarters. The S&P 500 Index gained over 15% in each of the next two quarters as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter at a reduced, but still solid pace. Reported earnings were better than predicted, and earning projections for the future began being revised upward.

The stock market rally spread across all sectors during the year. Nine of the ten Global Industry Classification Standards (GICS) sectors posted double-digit returns for the year. Technology stocks led the rally gaining over 60% and consumer discretionary stocks rose over 40% during the year. Telecommunication stocks were the laggard during the year, rising a very respectable 8.94%. The more defensive sectors such as telecommunications and utilities did not fully participate in the rally, but still managed solid gains.

Much of the rally during the year was led by names that had been severely punished during the market downdraft during 2007 and 2008. The top six individual stock returns, XL Capital, Tenet Healthcare, Advanced Micro Devices, Ford Motor, Genworth Financial, and Micron Technology, all began the year with stock prices below $4. Each of these names posted returns of more than 300%. Forty-nine names in the index posted gains of 100% or more. The fury of this rally gives some additional perspective on the harshness of the downturn we experienced.

While the vast majority of stocks in the index posted gains during the year, not every company managed to survive. The most notable exception was General Motors. The automaker was a long-standing member of the Dow Jones Industrial Average, and for years the company was a stalwart of American industry. Years of falling sales and high unit costs relative to its peers, combined with the worst recession in decades finally caused the collapse of GM. The U.S. government arranged a quick turnaround in bankruptcy court, and is now the largest owner of the company.

Equity markets are entering 2010 on a firm footing, as earnings prospects are healthy and financial conditions benign. The rapid ascent of share prices through 2009 practically begs for some realization of profits as another year begins, and investor sentiment measures do reflect considerable short-term complacency. As long as equity markets are striving against ingrained skepticism, there likely remain sidelined pools of capital yet to be converted. In the meantime, valuation levels are reasonable enough, cash holdings pay minimal interest, and eroding volatility is allowing risk appetites to expand. The coming year is unlikely to produce results that come anywhere close to the bounty of 2009, but equity investors may still enjoy surprisingly generous returns while a fresh batch of challenges for overextended borrowers takes time to develop more fully.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Index 500 Fund on May 1, 2000 would have been worth $8,978. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on May 1, 2000 would have been worth $9,162.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	Since Inception[2]
Index 500 Fund	26.11%	0.42%	(1.01)%
S&P 500 Index	26.46%	0.42%	(0.90)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Technology	19.9%
Financials	14.3%
Healthcare	12.7%
Energy	11.5%
Consumer Staples	11.3%
Industrials	10.3%
Consumer Discretionary	9.5%
Utilities	3.7%
Materials & Processing	3.6%
Telecommunications	3.2%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2000.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned 47.79% for the twelve-month period ending December 31, 2009, compared to the 46.29% return for its benchmark, the Russell Midcap Growth Index.

In 2009, the equity markets rebounded nicely following one of the strongest market corrections on record. What initially started as a lower quality rally with lower priced and smaller market cap stocks broadened out as the year progressed and the Fund delivered strong relative results during the back half of 2009.

For 2009, the Fund outperformed the benchmark as one would expect in a market that was up over 45%. The consumer discretionary and technology sectors, the largest two sectors in the Fund, contributed the most to relative gains. Conversely, the health care and materials/processing sectors were the worst performing sectors in relation to the benchmark.

The consumer discretionary sector, the largest in the portfolio, continues to be an area of strength for the portfolio. The fourth quarter marked the third consecutive quarter in which the sector was the top relative contributor. As the economy begins to strengthen and gain momentum, the consumer area typically follows suit as these stocks are more economically sensitive than other stocks in the market. Within the Fund, strong stock selection in consumer service, retail, and restaurants holdings led the charge as each group posted double digit returns. Merger and Acquisition (M&A) activity has also impacted the Fund as investors gain more confidence with credit conditions gradually improving. A holding in the Fund that benefited from M&A activity was Black & Decker. The stock traded higher off the news that Black & Decker was being bought by Stanley Works at a 22% premium.

With the price of commodities rising throughout the fourth quarter, our commodity sensitive holdings aided performance in the materials/processing sector and contributed to relative gains. Our exposure to steel and aluminum stocks and our non-exposure to packaging companies, which are non-commodity sensitive, were the main drivers to relative results. United States Steel Corp., our lone steel holding, traded higher after the company reported better than expected third quarter earnings. We believe the steel industry is near the trough and will likely rebound nicely in 2010 as the industry is aligned with economic improvement. Another Fund holding that aided results was Alcoa Inc., the largest U.S. aluminum company.

The producer durables sector was the largest detractor from relative performance resulting primarily from the Fund’s overweight position in homebuilders. The homebuilder industry was the only group within the index to post a negative return for the fourth quarter as investors struggled to reconcile foreclosure activity, the high inventory of unsold homes, and historically high unemployment figures. Two homebuilders that we own in the Fund that traded lower were Pulte Homes and D.R. Horton Inc. We continue to hold these stocks in the Fund as we feel these companies are well capitalized and that their activity in the lower end of the housing market should be a positive as we feel the housing recovery will start at the lower end.

The consumer staples sector was the only sector to post negative absolute returns and thus failed to generate excess returns. Our holdings in household products and food retail stocks were the main drivers behind the underperformance. Avon Products Inc., the world’s largest direct seller of cosmetics, fell during the quarter in part due to disappointing North America sales. We continue to own the security as sales in Latin America, Europe, and Asia all remain strong and we believe the company can deliver on their long term sales growth projections.

Independence Capital Management, Inc.

Investment Adviser

Turner Investment Partners

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Mid Cap Growth Fund on May 1, 2000 would have been worth $8,010. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Mid Cap Growth Index, during the same period. A $10,000 investment in the Russell Mid Cap Growth Index on May 1, 2000 would have been worth $8,679.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	Since Inception[2]
Mid Cap Growth Fund	47.79%	2.59%	(2.27)%
Russell Mid Cap Growth Index	46.29%	2.40%	(1.46)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Technology	26.2%
Consumer Discretionary	18.0%
Healthcare	14.3%
Financials	10.5%
Industrials	9.3%
Consumer Staples	6.9%
Energy	6.8%
Materials & Processing	5.8%
Utilities	1.6%
Telecommunications	0.6%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2000.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned 46.99% for the twelve-month period ending December 31, 2009, compared to the 34.21% return for its benchmark, the Russell Midcap Value Index.

The stabilization of the financial system and generally encouraging economic data spawned a strong rally following the stock market lows in early March, 2009. All ten Russell Midcap Value Index sectors posted double-digit percentage gains, with five of the ten sectors rising by more than 50%. Consumer discretionary sector stocks were the strongest performers, followed by information technology, materials, health care, and energy. The financials, utilities, consumer staples, and industrials sectors recorded solid gains, but underperformed the benchmark.

In 2009, the Fund had superior performance in six of the nine sectors in which it was invested. Stock selection was responsible for the Fund’s outperformance relative to the benchmark, with sector allocation being a modest negative. Materials sector investments made the largest contribution to relative returns, followed by holdings in the energy, financial, and industrials sectors. Information technology, health care, and consumer discretionary sector investments lagged their respective benchmark sector components.

Our response to the savage bear market that began in the fall of 2007 and finally ended in the spring of 2009 was to take advantage of evolving opportunities in the very best companies in their respective businesses. We successfully added to and built new positions in high quality companies trading at deeply discounted valuations relative to normalized earnings and long-term earnings power. We believe that our focus on quality and value is primarily responsible for the Fund’s strong relative returns this year.

While economic data is still generally positive and job losses are finally trending lower, the jury is still out regarding the strength and endurance of the economic recovery. The naysayers, (and judging by the insatiable demand for U.S. Treasuries, there are plenty of them out there) appear to believe that unless and until we see job growth and a firming of the still soft housing market, consumer spending will remain weak, restraining economic expansion and perhaps even spawning a “double dip” recession. We have a more balanced view. We think low interest rates and gradually improving credit conditions will help the economy continue to expand, albeit over the near term, at a relatively modest pace. Looking a little farther ahead, our primary concern is when and how the

Federal Reserve will transition from its current easy money policy and how the financial markets will react to soaring government expenditures and rapidly expanding federal deficits that will likely result in higher tax rates. We are pleased with the Fund’s superior absolute and relative performance in 2009 and are off to a good start in 2010; however we don’t expect the equities market to be quite as generous in the year ahead.

Although stocks have had quite a run following the March low, we believe the valuations of high quality companies in a wide range of industry groups remain reasonable relative to long-term earnings power. If the equities markets continue to advance, we expect the Fund’s of “best of breed” companies to participate. If the market weakens, we believe high quality stocks will hold up considerably better than more speculative issues.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Mid Cap Value Fund on May 1, 2000 would have grown to $18,379. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2000 would have grown to $20,470.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	Since Inception[2]
Mid Cap Value Fund	46.99%	0.13%	6.54%
Russell Mid Cap Value Index	34.21%	1.98%	7.69%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Financials	22.8%
Industrials	18.0%
Consumer Discretionary	14.4%
Energy	12.2%
Utilities	7.5%
Health Care	7.4%
Technology	6.2%
Consumer Staples	6.0%
Materials & Processing	5.5%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2000.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MID CORE VALUE FUND

The Penn Series Mid Core Value Fund returned 26.03% for the twelve-month period ending December 31, 2009, compared to the 34.21% return for its benchmark, the Russell Midcap Value Index.

The largest detractor from performance relative to the Fund’s benchmark during the year was stock selection within the financial services sector. Shares of Fifth Third Bancorp tumbled in the beginning of the year amid worries of bank failures and calls to significantly raise cash levels. Relative performance was also negatively impacted by stock selection within the technology sector. In the first quarter, ADC Telecommunication, a telecom equipment supplier, fell sharply after the announcement of a larger than expected loss, largely driven by a reduction in capital spending at its largest customers during this tough economic period. Stock selection within the materials and processing sector also hampered relative performance. Shares of food packaging manufacturer Pactiv dropped sharply as the company had to make a sizable contribution to shore up its significantly underfunded pension plan.

Conversely, the Fund’s relative underweight versus benchmark within financial services was the largest contributor to relative performance during the year. While this sector did recover some of its losses from the beginning of the year, its relative performance lagged for the year overall. The Fund’s relative underweight within the utilities sector was also a significant contributor. This stable sector posted strong absolute gains, but was the second weakest overall compared to other sectors. The largest individual contributor within the Fund was the generic drug manufacturer Mylan Labs. Shares rose throughout the year based on positive earnings reports and the company’s positive outlook.

The Fund remains overweight within cyclical sectors, such as producer durables and technology, although the relative weightings have been reduced recently as we took profits from successful investments. We also trimmed exposure to a few larger cap financial services firms that either no longer met our investment criteria or where risk/reward profiles were becoming less attractive. We redeployed those assets into better investment opportunities, such as select health care opportunities, where the Fund has a significant overweight. We believe the impact of health care reform legislation will be less severe than most analysts have estimated and many companies within the sector, such as the managed care industry, are significantly undervalued. We continue to invest in high-quality companies that have the ability to emerge from the downturn in a stronger competitive position.

Independence Capital Management, Inc.

Investment Adviser

Lord, Abbett & Co.

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Mid Core Value Fund on May 1, 2002 would have grown to $12,574. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2002 would have grown to $15,788.

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	Since Inception[2]
Mid Core Value Fund	26.03%	(1.16)%	3.03%
Russell 1000 Growth Index	34.21%	1.98%	6.13%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Health Care	17.5%
Consumer Discretionary	17.3%
Financials	16.1%
Industrials	13.6%
Technology	11.8%
Energy	10.3%
Materials & Processing	6.0%
Utilities	4.3%
Telecommunications	1.8%
Consumer Staples	1.3%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2002.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMID CAP GROWTH FUND

The Penn Series SMID Cap Growth Fund returned 54.15% for the twelve-month period ending December 31, 2009, compared to the 41.66% return for its benchmark, the Russell 2500 Growth Index for the same time period.

Stocks in the information technology sector were positive absolute and relative contributors to the Fund, and an overweight position helped relative performance also. Trends in e-commerce appeared to be better than more traditional-based retailers. Looking at the Fund, companies in the technology sector that have exposure to that segment of the market include GSI Commerce and VistaPrint, the two best performing holdings in the sector. GSI Commerce, a provider of e-commerce and interactive marketing services, has consistently performed well this period. In addition to strong overall trends in e-commerce this past Christmas season, the stock benefited from the company’s acquisition of RueLaLa.com, a leader in the private sale space.

Health care holdings outperformed the benchmark for the period. Among the better performers registering strong quarterly results were Sirona Dental Systems, a manufacturer of dental equipment, and Inverness Medical Innovations, a medical diagnostics company. Mylan Incorporated, a leading generic drug company, was among the better performing stocks in this group. The company reported another strong operating quarter this past earnings season, and the company announced several products in the pipeline that give us visibility into 2010 and 2011 growth rates.

Consumer discretionary stocks outperformed the benchmark. Our Stock selection caused a slight lag versus the consumer discretionary sector of the benchmark, but our overweight contributed positively to overall results. Investors have been concerned about macroeconomic forces slowing consumer spending, and stocks within this sector that executed favorably experienced strong price moves. WMS Industries, a manufacturer of gaming machines, has generated earnings growth from new product introductions, new geographies outside of Las Vegas, and excellent expense control. National CineMedia, a leading in-theatre advertising network, has created a powerful position for advertisers where consumers can’t record through or bypass corporate messages. In our opinion, these stocks are examples of our investment process that seeks opportunities from a bottom-up versus a top-down process.

Industrial stocks were positive absolute performers, yet weak relative performing holdings. Huron Consulting Group, a financial consulting firm, was a leading detractor for the Fund. Huron’s board of directors dismissed the CEO and the CFO related to accounting for acquisitions that had been made over the past several years. We view this accounting issue as a company-specific issue, and we sold this position entirely on the news of irregular accounting as the employee and client retention issues are too uncertain at this juncture.

An underweight position in materials detracted from relative returns, yet our holdings outperformed compared to the benchmark. Leading contributors within this group includes Rockwood Holdings Inc., which engages in the development, manufacture, and marketing of specialty chemicals and advanced materials for industrial and commercial purposes worldwide; Owens-Illinois Inc., a glass container manufacturer; and Celanese Corp., a company that engages in producing and selling industrial chemicals, acetyl products, and engineered polymers in North America, Europe, and Asia.

Investors will probably continue to worry about potential headwinds, like rising taxes, increasing interest rates, and the removal of quantitative easing. These are all legitimate concerns, to be sure; however, we believe that earnings are typically more influential to stock prices, especially considering where current valuations are. The Fund has had significant multiple expansion since last spring, yet the Fund remains attractively valued on historical measures. From here, though, we expect stocks to perform more in line with earnings growth rather than continued multiple expansion.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have grown to $10,200. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have been worth $8,872.

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
SMID Cap Growth Fund	54.15%	0.15%
Russell 2500 Growth Index	41.66%	(8.46)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Technology	25.5%
Consumer Discretionary	21.4%
Industrials	18.2%
Healthcare	16.7%
Energy	5.1%
Telecommunications	4.8%
Financials	4.2%
Materials	4.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMID CAP VALUE FUND

The Penn Series SMID Cap Value Fund returned 45.59% for the twelve-month period ending December 31, 2009, compared to the 27.68% return for its benchmark, the Russell 2500 Value Index for the same time period.

U.S. and global equities ended a tumultuous 2009 with robust gains, propelled by growing investor confidence that the financial crisis was over and an economic recovery was under way. The shift away from anxiety that started in March 2009 drove strong returns.

Given this background, the Fund solidly outperformed its value benchmark. Strong stock selection and an overweight position in technology were the leading contributors to performance. Positive stock selection and a large underweight in financials also contributed significantly. Stock selection in consumer staples and energy was additive as well. Top performing stocks included Western Digital, Flextronics and Sandisk.

The Fund’s performance was most negatively affected by stock selection and an underweight position in the consumer growth sector. Stock selection in consumer cyclicals also detracted. The leading detractors included Callaway Golf, Webster Financial and Whitney Holding.

Stocks have surged from panic lows in March, as the market’s darkest fears didn’t come to pass and investors began looking past the current misery to future profits. But investor anxieties remain high and companies face stiff challenges. Analysts remain divided in their forecasts for earnings as they assess the timing and magnitude of the recovery.

This has led to the emergence of a broad value opportunity that is spread across a number of sectors. As a result, we believe there are a number of companies that the market is mispricing and have added those companies we view as attractively valued. The Fund’s holdings trade at compelling valuation discounts to their value benchmarks and offer attractive forward returns on equity.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have been worth $9,953. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have been worth $9,027.

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
SMID Cap Value Fund	45.59%	(0.35)%
Russell 2500 Value Index	27.68%	(7.29)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Consumer Discretionary	18.8%
Financials	17.4%
Industrials	15.0%
Technology	14.1%
Materials	9.0%
Energy	8.3%
Consumer Staples	7.1%
Utilities	6.2%
Healthcare	4.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned 58.65% for the twelve-month period ending December 31, 2009, compared to the 34.47% return for its benchmark, the Russell 2000 Growth Index.

The Fund’s outperformance in 2009 was driven by positive stock selection in almost all sectors. In particular, technology, energy and industrials each added more than 600 basis points on a stock selection basis; our consumer discretionary and health care holdings also contributed meaningfully. Across all sectors though, our long-term strategic focus was rewarded, and even our largest contributors continue to offer bright secular growth prospects. Anecdotally, more than 50% of our holdings at year-end were in the Fund a year ago, including seven of our top ten.

Shipping fuel supplier Aegean Marine Petroleum Network was the top Fund performer for a second consecutive quarter on continued strong profit growth. As the market leader, Aegean benefited greatly from an end-market demand pickup within the context of dwindling supply, market share gains, and improving customer credit.

Semiconductor equipment company Teradyne also benefited from its strong competitive position as demand continued to accelerate. Teradyne has been a top-five Fund contributor for three consecutive quarters, and remains well positioned for ongoing market share growth as technology capital expenditures recover.

In industrials, auto part supplier Federal Mogul more than doubled its third-quarter profits on market share gains and cost cuts, while aircraft provider Atlas Air Worldwide successfully delivered 55 all-terrain vehicles to Afghanistan in 11 nonstop flights as demand continued to be strong for international airfreight.

Medical device company NuVasive declined as major insurers deemed its flagship XLIF procedure experimental and not worthy of reimbursement, fears we view as overblown given the procedure’s continued market share growth, low cost and uninterrupted reimbursement history.

Natural gas exploration and production company SandRidge Energy was punished after acquiring an oil-rich asset, suggesting to the market a lack of confidence in its existing natural gas focused acreage. In contrast, we viewed the acquisition as opportunistic, diversifying the company’s assets while providing a steady cash flow stream to finance future natural gas growth initiatives.

In financials, mortgage insurer MGIC Investment Corp. and hedge fund manager GLG Partners eased back. MGIC was hurt by a renewed deterioration in default rates, but we viewed the weakness as seasonal and are encouraged by the full fees MGIC is now earning from creditworthy borrowers. GLG declined as a result of insider trading concerns linked to the Galleon case. Although GLG was not implicated, we exited our position to control risk.

Rosetta Stone, which develops foreign language education software, declined due to a limited visibility and volatility around the company’s business and its ability to communicate with Wall Street. Although Rosetta’s management team is still learning how to communicate as a public company, they have still exceeded the expectations set forth at its IPO in 2009, and we expect that trend to continue.

Looking into 2010, exceeding consensus estimates is likely to be the most critical element driving individual company success. As the macro trade further abates in select pockets of the market, industry laggards will likely be unable to ride the cyclical success of their larger peer group and will instead be forced to prove their own merit. As such, stock selection will be increasingly important in the months ahead. The companies best positioned are market leaders that offer secular growth drivers, having emerged from the recession with cleaner balance sheets, a more favorable competitive landscape and accelerating end-market demand. This is where we’ve focused our research efforts.

Independence Capital Management, Inc.

Investment Adviser

Oppenheimer Capital

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1

An investment of $10,000 in the Small Cap Growth Fund on December 31, 1999 would have been worth $5,041. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 1999 would have been worth $8,708.

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	10 Year
Small Cap Growth Fund	58.65%	(2.17)%	(6.62)%
Russell 2000 Growth Index	34.47%	0.87%	(1.37)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[2]
Technology	24.1%
Industrials	21.6%
Healthcare	20.5%
Consumer Discretionary	15.9%
Energy	11.5%
Financials	3.8%
Consumer Staples	1.8%
Materials & Processing	0.8%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned 26.93% for the twelve-month period ending December 31, 2009, compared to the 20.58% return for its benchmark, the Russell 2000 Value Index.

Throughout various market cycles, our disciplined focus on quality, cash generating companies with strong balance sheets and disciplined management teams has led to strong, long-term performance. Consistent with the historical patterns of our strategy, our quality-biased approach served us well as markets declined, as experienced in the first quarter, but was challenged in the subsequent euphoric environment post March 9 rally. Despite the extreme rally, the Fund outperformed the benchmark for the fourth quarter as well as the year. In the Fund, stock selection was strong in financials and consumer discretionary, while select Fund holdings in the health care sector detracted from performance.

In the fourth quarter, as well as for 2009, stock selection was strongest in financials, a sector that makes up over one third of the Russell 2000 Value Index. Financial stocks experienced declines in the Russell 2000 Value Index, unlike in other value indices, where the sector experienced double digit gains. Small-cap financials continued to be challenged by dilutive capital raises, asset quality issues, the absence of loan and revenue growth and commercial lending exposure. We attribute the Fund’s outperformance to our bias towards strong, well-capitalized banks led by experienced management. We believe this focus is extremely important in this volatile area, as the survivability of many regional banks have been and continue to be challenged. Some of the Fund’s top performing banks during the fourth quarter were ones that have demonstrated capital strength by participating in FDIC-assisted deals as acquirers. Hancock Holding Co. is one such example. In REITs, our cautious positioning has also served the Fund well since the beginning of the downturn, as we maintained a focus on resilient market leaders with strong cash flows that operate in niche areas. For example, Digital Realty Trust, Inc. was a top performing REIT for the quarter. Stock selection in consumer discretionary also boosted returns, largely due to the Fund’s holding in TRW Automotive Holdings Corp. TRW Automotive, a company with strong management, margin improvement and operating leverage, benefited from improving auto demand.

Stock selection in health care detracted from performance during the fourth quarter, largely due to our holding in Symmetry Medical, Inc., which was pressured by investor anticipation of reduced and delayed orders. Despite this recent weakness, we continue to like this leading provider of components to the orthopedics industry, with diversified revenue sources and favorable secular trends of an aging population. Shares of AirTran Holdings, Inc. also pulled back during the last three months of the year, partly due to rising oil prices. However, it was a top performing stock for the Fund in 2009 as a whole. We continue to have long-term conviction in this low cost airline carrier, which should benefit from ancillary fees. The Fund’s holding in Watsco, Inc., a leading company in the residential heating, air conditioning and refrigeration products, also detracted from performance during the period. We continue to favor its strong balance sheet, high free cash flow generation and shareholder-oriented management team.

Looking at the U.S. equity market in 2010, we are excited to find ourselves with ample opportunities to buy quality businesses at deeply discounted valuations. Many quality stocks are inexpensive relative to their lower quality peers; a valuation gap we expect to narrow over time as we enter into a more normalized environment. Earnings should accelerate due to economic improvement and unprecedented company level operating leverage driven by aggressive cost cutting. Low borrowing costs should be a further tailwind to earnings. As investors refocus on fundamentals, we believe that 2010 will be a fertile environment to generate alpha.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1

An investment of $10,000 in the Small Cap Value Fund on December 31, 1999 would have grown to $23,803. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 1999 would have grown to $22,142.

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	10 Year
Small Cap Value Fund	26.93%	1.29%	9.00%
Russell 2000 Value Index	20.58%	(0.01)%	8.27%

Portfolio Composition as of 12/31/09

Percent of Total Investments[2]
Financials	33.2%
Industrials	16.6%
Consumer Discretionary	11.8%
Technology	10.7%
Materials	7.1%
Energy	6.9%
Utilities	5.4%
Healthcare	4.7%
Consumer Staples	3.0%
Telecommunications	0.6%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SMALL CAP INDEX FUND

The Penn Series Small Cap Index Fund returned 26.15% for the twelve-month period ending December 31, 2009, compared to the 27.17% return for its benchmark, the Russell 2000 Index for the same time period.

The U.S. stock market started 2009 much the same way it ended 2008, falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions, and a weak job market all helped push the market lower. In early March, stocks reached a sudden turning point. The Russell 2000 Index began a massive rally when some good news helped spark some optimism in the market. Despite a gain of more than 23% over the last three weeks of March, the Russell 2000 Index ended the first quarter with a loss of just under 15%.

The rally that started in March gained momentum over the next two quarters. The Russell 2000 Index gained close to 20% in each of the next two quarters as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter at a reduced, but still solid pace. Reported earnings were better than predicted, and earning projections for the future began being revised upward.

The Russell 2000 Index ended the year with gain of 27.17%. The rally in the middle of the year was the strongest surge seen since the middle of the 1970’s, when the country was emerging from a deep recession. While the recovery in the market has been strong, index levels are still well below the highs set in 2007. There are still many challenges facing the markets and economy including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies Central Banks will use to reduce their stimulus programs. After six straight quarters of negative returns, the gains during the final three quarters of 2009 gave investors some relief after a long, difficult period.

Equity markets are entering 2010 on a firm footing, as earnings prospects are healthy and financial conditions benign. The rapid ascent of share prices through 2009 practically begs for some realization of profits as another year begins, and investor sentiment measures do reflect considerable short-term complacency. But the historic rallies through the past three quarters had to fight considerable denigration from strategists and economists, who cited lingering housing woes, unduly aggressive government intervention, building inflation worries, and chances for a double dip all along the way. In recent months, payment concerns in Dubai and Greece have added sovereign credit risk to the potential sources of investor insomnia.

As long as equity markets are striving against ingrained skepticism, there likely remain sidelined pools of capital yet to be converted. Yes, stimulative policies may run their course as 2010 unfolds, and key sovereign borrowers may find fresh limitations on their access to funds, but global equity markets may well need to embrace sustainable recovery trends more affectionately before sellers can regain the upper hand. In the meantime, valuation levels are reasonable enough, cash holdings pay minimal interest, and eroding volatility is allowing risk appetites to expand. The coming year is unlikely to produce results that come anywhere close to the bounty of 2009, but equity investors may still enjoy surprisingly generous returns while a fresh batch of challenges for overextended borrowers takes time to develop more fully.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have been worth $8,836. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have been worth $8,672.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Small Cap Index Fund	26.15%	(8.74)%
Russell 2000 Index	27.17%	(9.99)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Financials	20.1%
Technology	18.3%
Industrials	15.9%
Healthcare	14.3%
Consumer Discretionary	13.7%
Energy	5.2%
Materials	4.8%
Consumer Staples	3.5%
Utilities	3.2%
Telecommunications	1.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

DEVELOPED INTERNATIONAL INDEX FUND

The Penn Series Developed International Index Fund returned 28.52% for the twelve-month period ending December 31, 2009, compared to the 32.46% return for its benchmark, the MSCI EAFE Index for the same time period.

The MSCI EAFE markets started 2009 much the same way they ended 2008, falling steadily into early March. Poor growth prospects, falling corporate profits, tight credit conditions, and a weak job market all helped push the market lower. In early March, stocks reached a sudden turning point. Developed stock markets around the world began a powerful surge in the last three weeks of March when some good news helped spark some optimism in the market. Despite this rally, the MSCI EAFE Index ended the first quarter with a loss of nearly 14%.

The rally that started in March gained momentum over the next two quarters. The MSCI EAFE Index gained almost 50% over the course of the next two quarters, as aggressive monetary and fiscal stimulus measures began to take hold. Improvements in credit spreads, business confidence and other leading economic indicators helped improve sentiment throughout the year, leading many to hope the worst had passed. The rally continued into the fourth quarter at a reduced, but still solid pace. Reported earnings were better than predicted, and earning projections for the future began being revised upward.

The MSCI EAFE Index ended the year with gain of 32.46%. The rally in the middle of the year was the strongest surge seen in many years. While the recovery in the market has been strong, index levels are still well below the highs set in 2007. There are still many challenges facing the markets and economy including high unemployment, fears of inflation or a double dip recession, and concerns over the exit strategies Central Banks will use to reduce their stimulus programs. The gains during the final three quarters of 2009 gave investors some overdue relief after a long and difficult period.

Equity markets are entering 2010 on a firm footing, as earnings prospects are healthy and financial conditions benign. The rapid ascent of share prices through 2009 practically begs for some realization of profits as another year begins, and investor sentiment measures do reflect considerable short-term complacency. But the historic rallies through the past three quarters had to fight considerable denigration from strategists and economists, who cited lingering housing woes, unduly aggressive government intervention, building inflation worries, and chances for a double dip all along the way. In recent months, payment concerns in Dubai and Greece have added sovereign credit risk to the potential sources of investor insomnia.

As long as equity markets are striving against ingrained skepticism, there likely remain sidelined pools of capital yet to be converted. Yes, stimulative policies may run their course as 2010 unfolds, and key sovereign borrowers may find fresh limitations on their access to funds, but global equity markets may well need to embrace sustainable recovery trends more affectionately before sellers can regain the upper hand. In the meantime, valuation levels are reasonable enough, cash holdings pay minimal interest, and eroding volatility is allowing risk appetites to expand. The coming year is unlikely to produce results that come anywhere close to the bounty of 2009, but equity investors may still enjoy surprisingly generous returns while a fresh batch of challenges for overextended borrowers takes time to develop more fully.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have been worth $9,189. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have been worth $9,161.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Developed International Index Fund	28.52%	(6.05)%
MSCI EAFE Index	32.46%	(8.67)%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Japan	20.9%
United Kingdom	19.4%
France	10.5%
Australia	8.3%
Germany	8.1%
Switzerland	8.0%
Netherlands	4.7%
Spain	4.6%
Italy	3.5%
Sweden	2.6%
Hong Kong	2.3%
Singapore	1.3%
Finland	1.0%
Belgium	0.9%
Denmark	0.9%
Norway	0.7%
Luxembourg	0.6%
Greece	0.4%
Ireland	0.4%
Portugal	0.3%
Austria	0.3%
China	0.1%
Jersey	0.1%
New Zealand	0.1%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned 21.74% for the twelve-month period ending December 31, 2009, compared to the 32.46% return for its benchmark, the MSCI EAFE Index.

After weathering one heck of a storm in 2009 — a storm that did not favor our investment tilt towards higher quality businesses — we look forward to the coming year. As usual, our expectations are unrelated to macroeconomic conditions. We believe that our investment philosophy and management approach will be vindicated by the stable operating performance of the companies held in the Fund. As these companies continue to deliver results, we expect their share prices to reflect their operating performance.

Although business conditions could hardly have been called favorable during 2009, investors were clearly partial to lower quality securities. Late in 2008 and early in 2009, share prices of highly leveraged, more cyclical companies were driven sharply lower as investors prepared for the worst-case scenario — an economic depression. Late in the first quarter, as fears of depression dissipated, the market rallied, and shares of lower quality companies rebounded sharply. Even when there was a significant disparity between the anticipated operating performance of these companies and their relative share performance, investors remained optimistic. Meanwhile, shares of higher quality, more stable companies, which had lost less ground when investors’ fears were peaking, appreciated but underperformed on a relative basis.

The Fund provided attractive absolute returns in 2009; however, it underperformed the benchmark, largely because markets favored lower quality shares during much of the year. Over the full year, the strong performance of our holdings in Brazil, India, and the Netherlands were offset by the weaker relative performance of our positions in Switzerland, United Kingdom, Spain, and Australia. All of these countries made attractive contributions to absolute performance.

In 2009, the Fund’s underexposure to names in the materials and industrials sectors contributed to relative underperformance, as did our strong weighting in the utilities and consumer staples sectors. All of these sectors delivered attractive absolute returns.

During the 2009 year, the Fund had significantly larger holdings in utilities than did the benchmark. While many investors think of utilities as boring, coupon-clipping investments that are unlikely to outperform the market, we think of them very differently. Our proprietary bottom-up analysis screens the universe of potential investment opportunities — looking for companies with good visible growth, strong balance sheets, excellent track records, and experienced management — and often identifies names in the utilities sector. The recent market correction and underperformance of low beta names created an opportunity for us to build positions in the sector that we believe will deliver strong performance.

The Fund provided investors with attractive absolute returns over the full year, although it underperformed on a relative basis. Quality companies tend to lag during sharp market rebounds like the one we experienced during 2009. As markets normalize and, hopefully, continue on a moderate growth trend going forward, we believe that high quality companies have the potential to perform as well as or better than lower quality companies. We remain confident that the Fund is well positioned for the long-term. It currently includes strong positions in world-class companies that have been acquired at extremely low valuations. Our investment process is designed to protect capital better than the benchmark in down markets and deliver attractive returns during up markets. Over full market cycles, we expect to deliver outperformance relative to the market.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1

An investment of $10,000 in the International Equity Fund on December 31, 1999 would have grown to $11,877. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 1999 would have grown to $11,696.

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	10 Year
International Equity Fund	21.74%	5.49%	1.74%
MSCI EAFE Index	32.46%	4.02%	1.58%

Portfolio Composition as of 12/31/09

Percent of Total Investments[2]
United Kingdom	26.1%
India	12.6%
Switzerland	11.8%
Brazil	7.0%
United States	6.2%
Australia	5.8%
Spain	5.5%
France	4.2%
Canada	3.9%
Germany	3.4%
Denmark	3.2%
Netherlands	2.8%
Japan	2.1%
Italy	2.1%
Ireland	1.7%
Belgium	1.6%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

EMERGING MARKETS EQUITY FUND

The Penn Series Emerging Markets Equity Fund returned 65.64% for the twelve-month period ending December 31, 2009, compared to the 74.50% return for its benchmark, the MSCI Emerging Markets Free Index for the same time period.

In 2009 emerging markets equities rebounded from an unprecedented collapse in global financial markets and significant declines in economic activity. A healthy banking system across several emerging market countries, strong corporate and government balance sheets, a low interest rate environment, strong current account and fiscal balances, and positive economic momentum from China helped boost commodity prices and equity performance in all regions. The materials, energy, technology and consumer discretionary sectors led the emerging market recovery. On a regional basis, Latin America was the top performer, followed by Asia and the Europe, Middle East and Africa (EMEA) region, both of which underperformed the overall Index.

Key contributors to relative performance during the period included an overweight allocation to Indonesia and stock selection there. The Fund benefited from underweight allocations to Malaysia and Morocco. Stock selection in South Africa, Russia, and Turkey were also positive contributors. In terms of sectors, an overweight to consumer discretionary helped performance.

Conversely, detractors from relative performance included an overweight allocation to Poland and stock selection there. Underweight allocations to Brazil and Taiwan also hurt performance, as did stock selection in India. On a sector basis, relative performance was dampened by underweight allocations to the energy and materials sectors.

Extremely high correlations are a symptom of a global boom-bust environment. Correlations between different economies and various financial asset classes that peaked at the height of the financial turmoil in the autumn of 2008 have fallen and we believe will continue to trend lower from here. We expect differentiation among markets based on local factors will matter once more.

Within emerging markets, more capital will likely flow to countries that have shown greater resilience on a fundamental basis. Among sectors, materials and energy will likely remain tied to the global macro environment, but consumer stocks with exposure to emerging markets should show steady growth given the relatively low consumer leverage in many developing countries.

There is a risk that rising inflation in emerging markets will result in central bank tightening in many countries. Therefore, we continue to position the Fund in names that we believe may perform well in stable and weaker market conditions. In particular, we are decreasing the overweight to financials and increasing our positions in sectors such as consumer staples and telecommunications.

Independence Capital Management, Inc.

Investment Adviser

Van Kampen Investments

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have been worth $9,962. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have grown to $10,348.

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Emerging Markets Equity Fund	65.64%	(0.28)%
MSCI Emerging Markets Free Index	74.50%	2.55%

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Brazil	13.7%
China	12.6%
India	10.3%
South Korea	10.2%
Taiwan	9.6%
South Africa	6.0%
Hong Kong	5.9%
Russia	5.2%
Mexico	4.8%
Indonesia	3.5%
Poland	3.3%
Turkey	2.6%
Korea	2.4%
Thailand	2.3%
Czech Republic	2.1%
Egypt	1.5%
Israel	1.5%
United Kingdom	1.1%
Malaysia	0.9%
Singapore	0.3%
Philippines	0.2%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.
[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned 26.54% for the twelve-month period ending December 31, 2009, compared to the 29.20% return for its benchmark, the Wilshire U.S. Real Estate Securities Index.

Performance for 2009 was strong for the REIT sector as a whole. While REITs started off weak during the beginning of 2009, the market had an unprecedented rally from April to December. The strongest performing sectors were lodging and regional retail. Lodging was a strong performer as the market perceived an impending improvement in operating fundamentals as the economy improved. Regional retail performed well because of the raising of equity by a number of companies and the realization that the consumers would shop again. Local retail and self-storage were sectors that performed weakly. Poor earnings from the local retail companies hurt the sector. As the market started to shift to more of a growth focus, the defensive self-storage sector underperformed.

Overall, security selection was negative during the year for the Fund. The low quality trade hurt stock selection. The Fund was defensively positioned during most of 2009, and when the low quality trade worked, the Fund lagged the benchmark, even though absolute performance was strong. The Fund owned several retail companies and lodging companies at the correct time. As an example, we underweighted Kimco during a period of underperformance but overweighted during a period of outperformance. The same is true of LaSalle Hotel Properties. On the negative side, not owning Alexandria Real Estate at the right time hurt the Fund. We underestimated how the market would perceive Alexandria’s lab space portfolio.

Overall, sector allocation had a neutral impact on relative performance. Underweighting local retail was a positive contributor to performance as we reduced exposure to housing bust markets. While our stock selection in the hotel sector was strong, our modest underweight in the strongest performing sector hurt sector allocation.

Looking ahead, several positive factors will impact real estate fundamentals. First, the credit crisis has resulted in capital for new development drying up almost completely. So when demand comes back, there will be limited new supply to compete for tenants. Second, employers right-sized their organizations very quickly and severely in late 2008 and early 2009 as illustrated by the layoff announcements in excess of 500,000 per month. There may be a hiring spurt by employers just to get back to a level of employment to meet demand from a healthier economy.

We are likely at or close to the bottom in property values as credit market conditions have seen stabilization and the outlook for the economy and subsequent improvement in real estate fundamentals becomes more apparent. If anything, real estate values may increase modestly over the course of 2010. These increases in value will be driven by a decline in cap rates as a result of bond yields dropping dramatically during 2009.

Earnings for the REIT sector are not going to be very inspiring in 2010. As we look out to 2011, the earnings picture starts to improve, driven primarily by improved real estate fundamentals, which will be a positive contributor to earnings for the first time in several years.

Our view is companies could probably use another round of equity to bring leverage down some more, but it is unlikely companies will raise equity in 2010 solely to reduce leverage. It is more likely that companies will raise equity to pay down some more debt but also to fund growth opportunities in terms of acquisitions.

Independence Capital Management, Inc.

Investment Adviser

Heitman Real Estate Securities

Investment Sub-Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the REIT Fund on May 1, 2002 would have grown to $15,998. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the DJ Wilshire Real Estate Securities. Index, during the same period. A $10,000 investment in the DJ Wilshire Real Estate Securities Index on May 1, 2002 would have grown to $17,617.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/09

	1 Year	5 Year	Since Inception[2]
REIT Fund	26.54%	(1.18)%	6.31%
Wilshire U.S. Real Estate Securities Index	29.20%	(0.23)%	7.24%

Portfolio Composition as of 12/31/09

Percent of Total Investments[3]
Apartments	15.8%
Office Property	14.6%
Regional Malls	13.7%
Healthcare	13.5%
Industrial	9.9%
Strip Centers	8.4%
Hotels and Resorts	6.2%
Storage & Warehousing	6.1%
Diversified	4.9%
Mixed Industrial/Office	3.5%
Manufactured Homes	1.7%
Building & Real Estate	1.7%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was May 1, 2002.
[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

AGGRESSIVE ALLOCATION FUND

The Penn Series Aggressive Allocation Fund returned 28.94% for the twelve-month period ending December 31, 2009, compared to its benchmarks, the Russell 3000 Index’s return of 28.34% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.93% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have been worth $9,106. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $8,932. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,986.

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Aggressive Allocation Fund	28.94%	(6.69)%
Russell 3000 Index	28.34%	(8.01)%
Barclay’s Capital U.S. Aggregate Bond Index	5.93%	7.19%

Asset Allocation Target as of 12/31/09

Large Cap Value Stocks	21.0%
International Stocks	20.0%
Large Growth Stocks	18.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Small Cap Value Stocks	6.0%
Mid Cap Growth Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATELY AGGRESSIVE ALLOCATION FUND

The Penn Series Moderately Aggressive Allocation Fund returned 27.25% for the twelve-month period ending December 31, 2009, compared to its benchmarks, the Russell 3000 Index’s return of 28.34% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.93% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have been worth $9,918. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $8,932. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,986.

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Moderately Aggressive Allocation Fund	27.25%	(0.60)%
Russell 3000 Index	28.34%	(8.01)%
Barclay’s Capital U.S. Aggregate Bond Index	5.93%	7.19%

Asset Allocation Target as of 12/31/09

Large Cap Value Stocks	18.0%
International Stocks	17.0%
Large Growth Stocks	15.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	6.0%
Emerging Markets	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Mid Cap Growth Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATE ALLOCATION FUND

The Penn Series Moderate Allocation Fund returned 20.58% for the twelve-month period ending December 31, 2009, compared to its benchmarks, the Russell 3000 Index’s return of 28.34% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.93% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have been worth $9,795. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $8,932. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,986.

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Moderate Allocation Fund	20.58%	(1.53)%
Russell 3000 Index	28.34%	(8.01)%
Barclay’s Capital U.S. Aggregate Bond Index	5.93%	7.19%

Asset Allocation Target as of 12/31/09

Intermediate Bonds	21.0%
Large Cap Value Stocks	14.0%
International Stocks	13.0%
Large Growth Stocks	11.0%
Short Term Bonds	10.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Emerging Markets	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

MODERATELY CONSERVATIVE ALLOCATION FUND

The Penn Series Moderately Conservative Allocation Fund returned 16.19% for the twelve-month period ending December 31, 2009, compared to its benchmarks, the Russell 3000 Index’s return of 28.34% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.93% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have grown to $10,053. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $8,932. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,986.

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Moderately Conservative Allocation Fund	16.19%	0.39%
Russell 3000 Index	28.34%	(8.01)%
Barclay’s Capital U.S. Aggregate Bond Index	5.93%	7.19%

Asset Allocation Target as of 12/31/09

Intermediate Bonds	29.0%
Short Term Bonds	15.0%
Large Cap Value Stocks	11.0%
Cash Equivalents	10.0%
International Stocks	9.0%
Large Growth Stocks	8.0%
High Yield Bonds	6.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

CONSERVATIVE ALLOCATION FUND

The Penn Series Conservative Allocation Fund returned 10.80% for the twelve-month period ending December 31, 2009, compared to its benchmarks, the Russell 3000 Index’s return of 28.34% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.93% for the same time period.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison1

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have grown to $10,344. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $8,932. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,986.

Average Annual Total Returns1 as of 12/31/09

	1 Year	Since Inception[2]
Conservative Allocation	10.80%	2.53%
Russell 3000 Index	28.34%	(8.01)%
Barclay’s Capital U.S. Aggregate Bond Index	5.93%	7.19%

Asset Allocation Target as of 12/31/09

Intermediate Bonds	37.0%
Short Term Bonds	20.0%
Cash Equivalents	15.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2009 and held through December 31, 2009. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2009.

Disclosure of Fund Expenses

For the Period July 1, 2009 to December 31, 2009

Expense Table

	Beginning Value July 1, 2009	Ending Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.20	0.42%	$2.12
Hypothetical	$1,000.00	$1,023.06	0.42%	$2.14

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2009	Ending Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During Period *
Limited Maturity Bond Fund
Actual	$1,000.00	$1,015.10	0.61%	$3.10
Hypothetical	$1,000.00	$1,025.21	0.61%	$3.11
Quality Bond Fund
Actual	$1,000.00	$1,028.40	0.61%	$3.12
Hypothetical	$1,000.00	$1,022.09	0.61%	$3.11
High Yield Bond Fund
Actual	$1,000.00	$1,181.80	0.87%	$4.78
Hypothetical	$1,000.00	$1,020.76	0.87%	$4.44
Flexibly Managed Fund
Actual	$1,000.00	$1,165.10	0.85%	$4.64
Hypothetical	$1,000.00	$1,020.87	0.85%	$4.34
Balanced Fund
Actual	$1,000.00	$1,141.70	0.17%	$0.92
Hypothetical	$1,000.00	$1,024.34	0.17%	$0.87
Large Growth Stock Fund
Actual	$1,000.00	$1,242.60	0.95%	$5.37
Hypothetical	$1,000.00	$1,020.36	0.95%	$4.85
Large Cap Growth Fund
Actual	$1,000.00	$1,221.20	0.95%	$5.32
Hypothetical	$1,000.00	$1,020.36	0.95%	$4.85
Large Core Growth Fund
Actual	$1,000.00	$1,245.30	0.56%	$3.17
Hypothetical	$1,000.00	$1,022.35	0.56%	$2.86
Large Cap Value Fund
Actual	$1,000.00	$1,194.30	0.89%	$4.92
Hypothetical	$1,000.00	$1,020.66	0.89%	$4.54
Large Core Value Fund
Actual	$1,000.00	$1,213.00	0.54%	$3.01
Hypothetical	$1,000.00	$1,022.45	0.54%	$2.76
Index 500 Fund
Actual	$1,000.00	$1,224.10	0.35%	$1.96
Hypothetical	$1,000.00	$1,023.42	0.35%	$1.79
Mid Cap Growth Fund
Actual	$1,000.00	$1,306.70	0.98%	$5.70
Hypothetical	$1,000.00	$1,020.20	0.98%	$5.00
Mid Cap Value Fund
Actual	$1,000.00	$1,340.00	0.80%	$4.72
Hypothetical	$1,000.00	$1,021.12	0.80%	$4.08

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2009	Ending Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During Period *
Mid Core Value Fund
Actual	$1,000.00	$1,251.10	1.21%	$6.87
Hypothetical	$1,000.00	$1,019.03	1.21%	$6.18
SMID Cap Growth Fund
Actual	$1,000.00	$1,274.80	0.96%	$5.50
Hypothetical	$1,000.00	$1,020.30	0.96%	$4.90
SMID Cap Value Fund
Actual	$1,000.00	$1,316.50	1.13%	$6.60
Hypothetical	$1,000.00	$1,019.44	1.13%	$5.77
Small Cap Growth Fund
Actual	$1,000.00	$1,211.20	1.05%	$5.85
Hypothetical	$1,000.00	$1,019.85	1.05%	$5.36
Small Cap Value Fund
Actual	$1,000.00	$1,264.20	1.14%	$6.51
Hypothetical	$1,000.00	$1,019.39	1.14%	$5.82
Small Cap Index Fund
Actual	$1,000.00	$1,233.10	0.54%	$3.04
Hypothetical	$1,000.00	$1,022.45	0.54%	$2.76
Developed International Index Fund
Actual	$1,000.00	$1,216.90	0.59%	$3.30
Hypothetical	$1,000.00	$1,022.19	0.59%	$3.01
International Equity Fund
Actual	$1,000.00	$1,191.90	1.23%	$6.80
Hypothetical	$1,000.00	$1,018.93	1.23%	$6.28
Emerging Markets Equity Fund
Actual	$1,000.00	$1,291.90	1.58%	$9.13
Hypothetical	$1,000.00	$1,017.14	1.58%	$8.07
REIT Fund
Actual	$1,000.00	$1,426.40	0.91%	$5.57
Hypothetical	$1,000.00	$1,020.56	0.91%	$4.65
Aggressive Allocation Fund
Actual	$1,000.00	$1,224.20	0.33%	$1.85
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,194.40	0.33%	$1.83
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2009	Ending Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During Period *
Moderate Allocation Fund
Actual	$1,000.00	$1,149.30	0.33%	$1.79
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,106.60	0.33%	$1.75
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68
Conservative Allocation Fund
Actual	$1,000.00	$1,065.60	0.33%	$1.72
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MONEY MARKET FUND

	Par (000)	Value†
CERTIFICATES OF DEPOSIT — 13.7%
Banks — 13.7%
Allegiance Bank of North America 1.000%, 06/25/10	$250	$250,000
Alliance Bank 0.550%, 04/29/10	245	245,000
Ally Bank 0.900%, 03/24/10	245	245,000
American Trust Bank 1.050%, 06/18/10	250	250,000
Bank of Baroda New York 0.900%, 08/05/10	245	245,000
Bank of Dooly 1.000%, 06/25/10	250	250,000
Bank of Florida 1.200%, 05/28/10	100	99,980
Bank of India 1.050%, 05/26/10	250	249,960
Bank of North Georgia 1.100%, 06/24/10	245	245,000
Bank of the Carolinas Corp. 1.100%, 07/16/10	250	250,000
BankMeridian NA 1.050%, 06/22/10	250	250,000
Beal Bank
0.800%, 03/31/10	245	245,000
0.850%, 06/09/10	250	250,000
Black Mountain Community Bank 0.900%, 06/30/10	250	250,000
BNB Bank NA 1.100%, 06/25/10	250	250,000
Branch Banking & Trust Co. 1.000%, 07/08/10	245	245,000
Capital Bank Corp. 1.100%, 06/10/10	250	250,000
Cascade Bank 1.000%, 07/14/10	250	250,000
Cathay Bank 1.100%, 06/10/10	250	250,000
CIT Bank 1.150%, 05/28/10	250	250,100
Citizens Independent Bank 0.850%, 08/06/10	250	250,000
Citizens State Bank 0.900%, 08/04/10	250	250,000
Coastal B&T of Florida 1.000%, 07/08/10	245	245,000
Cole Taylor Bank 1.000%, 07/15/10	245	245,000
Columbus Bank & Trust Co. 1.050%, 06/15/10	245	245,000
Commercial Bank 1.050%, 06/04/10	250	250,000
Community Bank & Trust 1.000%, 06/01/10	250	250,000
Community Bank of Florida, Inc. 1.000%, 05/20/10	100	99,962

	Par (000)	Value†

Banks — (continued)
Community Bankers’ Bank 0.700%, 11/05/10	$250	$250,000
Community South Bank 0.450%, 04/13/10	250	250,000
Compass Bank 1.100%, 06/10/10	245	245,000
Conestoga Bank 1.100%, 06/24/10	245	245,000
Dallas City Bank 1.100%, 06/30/10	250	250,000
Desert Community Bank 1.100%, 06/11/10	250	250,000
Doral Bank 1.150%, 06/04/10	250	250,000
East-West Bank 1.000%, 06/11/10	245	245,000
Empire National Bank 0.950%, 06/30/10	250	250,000
First Carolina State Bank 0.950%, 07/09/10	250	250,000
First Chicago Bank & Trust 0.900%, 03/11/10	250	250,000
First Missouri State Bank 0.600%, 04/29/10	250	250,000
First Peoples Bank 1.100%, 07/01/10	250	250,000
First State Bank & Trust Co. 1.000%, 07/23/10	245	245,000
FirstBank Puerto Rico 1.100%, 06/11/10	250	250,000
Flagship Community Bank 1.000%, 06/25/10	245	245,000
FSG Bank N.A. 0.850%, 08/06/10	245	245,000
Gateway Bank of Florida 1.050%, 06/04/10	250	250,000
GE Capital Financial, Inc. 1.050%, 05/28/10	250	249,960
GE Money Bank 1.000%, 07/02/10	245	245,000
Grand South Bank 0.950%, 07/09/10	250	250,000
Great Florida Bank 1.100%, 06/11/10	245	245,000
H&R Block Bank 0.400%, 04/07/10	245	245,000
Hanmi Financial Corp. 1.100%, 06/03/10	250	250,000
Heritage Bank 0.950%, 07/02/10	250	250,000
Key West Bank 1.000%, 07/28/10	245	245,000
Lakeside Bank 0.900%, 06/29/10	250	250,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MONEY MARKET FUND

	Par (000)	Value†
CERTIFICATES OF DEPOSIT — (continued)
Banks — (continued)
Lakeview Bank 1.000%, 07/15/10	$250	$250,000
Legacy National Bank 1.000%, 06/17/10	250	250,000
Mercantile Bank 1.050%, 06/18/10	245	245,000
Meridian Bank 1.000%, 04/09/10	250	250,000
Merrick Bank 1.100%, 05/27/10	250	250,000
Metro Bank 1.000%, 06/18/10	250	250,000
MidFirst Bank 1.050%, 05/27/10	250	249,960
Midland States Bank 0.700%, 04/27/10	250	250,000
Midwest Bank & Trust Co. 1.150%, 06/07/10	250	250,000
Norstates Bank 1.000%, 05/17/10	250	250,000
North Alabama Bank 1.000%, 06/30/10	250	250,000
North American Savings Bank 1.100%, 06/10/10	245	245,000
Pacific Capital Bank N.A. 0.750%, 05/05/10	245	245,000
Peninsula State Bank 1.000%, 04/23/10	250	250,000
Peoples Bank of Wisconsin 0.900%, 07/07/10	250	250,000
PlainsCapital Bank 1.050%, 06/24/10	245	245,000
Prime Bank Edmond 0.750%, 07/28/10	250	250,000
PrivateBank & Trust Co. 1.150%, 06/03/10	250	250,000
Professional Business Bank 1.050%, 06/29/10	250	250,000
Proficio Bank 0.900%, 05/28/10	250	250,000
Queensborough National Bank & Trust Co. 1.000%, 06/10/10	250	250,000
Rocky Mountain Bank 0.950%, 07/22/10	250	250,000
Sallie Mae Bank 1.150%, 05/28/10	250	250,000
Sea Island Bank 1.000%, 06/24/10	245	245,000
Shamrock Bank of Florida 0.900%, 07/16/10	250	250,000
Signature Bank 1.050%, 07/02/10	250	250,000
SonaBank N.A. 0.950%, 07/06/10	250	250,000

	Par (000)	Value†

Banks — (continued)
State Bank of India 0.900%, 08/05/10	$245	$245,000
Sterling Bank 1.050%, 06/03/10	250	250,000
Sun West Bank 1.150%, 06/30/10	250	250,000
Sunstate Bank 0.700%, 10/29/10	250	250,000
Superior Bank Birmingham 0.750%, 05/05/10	250	250,000
The Coastal Bank of Georgia 1.150%, 06/11/10	245	245,000
The National Bank of South Carolina 1.050%, 06/15/10	245	245,000
Tower Bank & Trust Co. 0.900%, 07/14/10	250	250,000
Union Bank 0.900%, 07/09/10	250	250,000
Williamsburg First National Bank 0.900%, 07/16/10	250	250,000
Wilmington Trust Co. 1.000%, 06/24/10	245	245,000
Wright Express Financial Services 0.950%, 07/15/10	245	245,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $23,054,922)		23,054,922

COMMERCIAL PAPER — 18.7%
Banks — 0.6%
JPMorgan Chase & Co.
0.300%, 01/04/10	142	141,997
0.300%, 01/12/10	162	161,985
0.300%, 01/13/10	103	102,990
0.300%, 01/15/10	102	101,988
0.300%, 01/22/10	495	494,913

		1,003,873

Diversified Financial Services — 11.0%
BlackRock, Inc. 0.200%, 01/20/10	5,000	4,999,472
ENI Finance USA, Inc. 0.170%, 01/13/10	4,000	3,999,773
Quebec Province 0.170%, 01/11/10	3,500	3,499,835
University of California 0.200%, 01/07/10	6,000	5,999,800

		18,498,880

Food — 5.9%
Campbell Soup Co. 0.300%, 01/28/10	4,000	3,999,100
Nestle Capital Corp.
0.180%, 01/19/10	2,000	1,999,820
0.700%, 02/16/10	4,000	3,996,422

		9,995,342

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MONEY MARKET FUND

	Par (000)	Value†
COMMERCIAL PAPER — (continued)
Pharmaceuticals — 1.2%
Pfizer, Inc. 0.550%, 02/08/10	$2,000	$1,998,839

TOTAL COMMERCIAL PAPER (Cost $31,496,934)		31,496,934

CORPORATE BONDS — 4.7%
Banks — 0.1%
Thomasville National Bank 0.750%, 07/30/10	250	250,000

Electric — 1.0%
NSTAR 8.000%, 02/15/10	1,590	1,604,772

Electrical Components & Equipment — 0.1%
Emerson Electric Co. 7.125%, 08/15/10	175	182,123

Food — 0.5%
Unilever Capital Corp. 7.125%, 11/01/10	745	784,688

Insurance — 2.5%
Berkshire Hathaway Finance Corp. 4.125%, 01/15/10	4,235	4,238,862

Telecommunications — 0.5%
Bellsouth Capital Funding Corp. 7.750%, 02/15/10	920	928,150

TOTAL CORPORATE BONDS (Cost $7,988,595)		7,988,595

MUNICIPAL NOTES — 2.4%
Diversified Financial Services — 2.4%
Illinois State Development Financing Authority 2.000%, 06/10/10 (Cost $4,015,680)	4,000	4,015,680

VARIABLE RATE DEMAND NOTES — 21.8%
Diversified Financial Services — 21.8%
City of Minneapolis 0.220%, 12/01/27•	2,290	2,290,000
Fairfax County Economic Development Authority 0.300%, 12/01/33•	1,200	1,200,000
Illinois Finance Authority 0.180%, 07/01/38•	5,000	5,000,000
Kansas State Department of Transportation Authority 0.170%, 09/01/22•	3,100	3,100,000
New York City Municipal Water Finance Authority 0.200%, 06/15/41•	5,000	5,000,000
North Carolina Housing Finance Agency 0.280%, 07/01/32•	2,995	2,995,000

	Par (000)	Value†

Diversified Financial Services — (continued)
Pennsylvania Turnpike Commission 0.230%, 07/15/41•	$5,000	$5,000,000
State of Texas 0.260%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.200%, 01/01/19•	4,000	4,000,000
University of Minnesota 0.260%, 12/01/36•	4,000	4,000,000

TOTAL VARIABLE RATE DEMAND NOTES (Cost $36,585,000)		36,585,000

	Number of Shares
SHORT-TERM INVESTMENTS — 38.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	52	52
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	17,874,772	17,874,772
BlackRock Liquidity Funds TempFund - Institutional Shares	10,488,976	10,488,976
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	19,283,030	19,283,030
Evergreen Institutional U.S. Government Money Market Fund - Institutional Shares	92	92
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	155	155
Fidelity Institutional Prime Money Market Portfolio	17,383,055	17,383,055
Fidelity Institutional Prime Money Market Portfolio - Class I	287	287

TOTAL SHORT-TERM INVESTMENTS (Cost $65,030,419)		65,030,419

TOTAL INVESTMENTS — 100.0% (Cost $168,171,550)		$168,171,550

†	See Security Valuation Note.
•	Variable Rate Security.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$107,757,216	64.1%	64.1%
8 — 14 days	7,764,583	4.6%	68.7%
15 — 30 days	15,834,155	9.4%	78.1%
31 — 60 days	8,528,183	5.1%	83.2%
61 — 90 days	740,000	0.4%	83.6%
91 — 120 days	1,740,000	1.0%	84.6%
121 — 150 days	2,694,922	1.6%	86.2%
over 150 days	23,112,491	13.8%	100.0%

	$168,171,550	100.0%

Average Weighted Maturity — 38 days

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MONEY MARKET FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
CERTIFICATES OF DEPOSIT	$23,054,922	$—	$23,054,922	$—
COMMERCIAL PAPER	31,496,934	—	31,496,934	—
CORPORATE BONDS	7,988,595	—	7,988,595	—
MUNI NOTES	4,015,680	—	4,015,680	—
VARIABLE RATE DEMAND NOTES	36,585,000	—	36,585,000	—
SHORT-TERM INVESTMENTS	65,030,419	65,030,419	—	—

TOTAL INVESTMENTS	168,171,550	65,030,419	103,141,131	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LIMITED MATURITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 4.4%
Federal Home Loan Mortgage Corporation — 1.7%
3.125%, 02/12/10	$2,500	$2,507,603

Federal National Mortgage Association — 2.7%
2.375%, 05/20/10	2,400	2,420,249
5.000%, 10/15/11	1,500	1,603,129

		4,023,378

TOTAL AGENCY OBLIGATIONS (Cost $6,442,120)		6,530,981

ASSET BACKED SECURITIES — 1.4%
Bear Stearns Mortgage Funding Trust
0.391%, 10/25/36•	434	69,326
Conseco Financial Corp.
7.650%, 04/15/19	177	176,376
7.250%, 09/15/26	18	17,631
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	1,099	887,716
7.043%, 01/15/27•	741	571,783
Equity One ABS, Inc.
4.145%, 04/25/34	24	21,137
FMAC Loan Receivables Trust 144A @
6.850%, 09/15/19	101	95,365
Popular ABS Mortgage Pass-Through Trust
4.628%, 09/25/34	41	37,026
SACO I, Inc. 144A @
1.131%, 06/25/35•~	851	253,089

TOTAL ASSET BACKED SECURITIES (Cost $3,368,503)		2,129,449

COMMERCIAL MORTGAGE BACKED SECURITIES — 2.8%
Bear Stearns Commercial Mortgage Securities
5.408%, 03/11/39•	1,030	1,045,507
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	96	96,820
4.545%, 01/15/42	1,500	1,494,079
LB-UBS Commercial Mortgage Trust
4.821%, 04/15/30	1,419	1,420,574

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,015,627)		4,056,980

CORPORATE BONDS — 13.7%
Banks — 10.6%
Bank of America Corp.
3.125%, 06/15/12	2,000	2,072,394
2.375%, 06/22/12	3,000	3,056,829
JPMorgan Chase & Co.
1.650%, 02/23/11	3,000	3,033,591
3.125%, 12/01/11	2,000	2,069,964
The Goldman Sachs Group, Inc.
1.700%, 03/15/11	3,000	3,033,261
1.625%, 07/15/11	2,500	2,522,360

		15,788,399

	Par (000)	Value†

Diversified Financial Services — 2.7%
BA Covered Bond Issuer 144A @
5.500%, 06/14/12	$1,000	$1,066,860
General Electric Capital Corp.
3.000%, 12/09/11	2,800	2,886,302

		3,953,162

Food — 0.4%
General Mills, Inc.
5.650%, 09/10/12	500	543,938

TOTAL CORPORATE BONDS (Cost $20,143,053)		20,285,499

RESIDENTIAL MORTGAGE BACKED SECURITIES — 2.2%
Collateralized Mortgage Obligations — 0.6%
Countrywide Home Loan Mortgage Pass Through Trust
6.000%, 09/25/37	1,100	891,436

Fannie Mae Pool — 1.6%
3.407%, 12/01/33•	1,028	1,064,994
3.715%, 04/01/34•	423	436,861
5.990%, 07/01/36•	858	908,023

		2,409,878

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,425,756)		3,301,314

U.S. TREASURY OBLIGATIONS — 37.5%
U.S. Treasury Notes
5.125%, 06/30/11#	6,000	6,375,702
3.625%, 12/31/12	6,000	6,344,532
4.250%, 08/15/13#	6,500	7,013,903
3.125%, 08/31/13	3,000	3,117,423
1.875%, 04/30/14	8,000	7,835,624
4.250%, 11/15/14#	14,050	15,134,492
4.000%, 02/15/15#	9,200	9,777,870

TOTAL U.S. TREASURY OBLIGATIONS (Cost $55,085,415)		55,599,546

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 12.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	117,353	117,353
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	2,177,526	2,177,526
BlackRock Liquidity Funds TempFund - Institutional Shares	2,280,091	2,280,091
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	2,710,838	2,710,838
Evergreen Institutional U.S. Government Money Market Fund - Institutional Shares	471	471

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LIMITED MATURITY BOND FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	60,871	$60,871
Fidelity Institutional Prime Money Market Portfolio	5,000,915	5,000,915
Fidelity Institutional Prime Money Market Portfolio - Class I	5,365,693	5,365,693

TOTAL SHORT-TERM INVESTMENTS (Cost $17,713,758)		17,713,758

SECURITIES LENDING COLLATERAL — 26.0%
BlackRock Liquidity Funds TempFund - Institutional Shares
0.104%, 01/04/2010
(Cost $38,539,625)	38,539,625	38,539,625

TOTAL INVESTMENTS — 100.0% (Cost $148,733,857)		$148,157,152

†	See Security Valuation Note.
•	Variable Rate Security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
#	Security position is either entirely or partially on loan.
~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $253,089.

LLC — Limited Liability Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATIONS	$6,530,981	$—	$6,530,981	$—
ASSET BACKED SECURITIES	2,129,449	—	2,129,449	—
COMMERCIAL MORTGAGE BACKED SECURITIES	4,056,980	—	4,056,980	—
CORPORATE BONDS	20,285,499	—	20,285,499	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	3,301,314	—	3,301,314	—
U.S. TREASURY OBLIGATIONS	55,599,546	—	55,599,546	—
SHORT-TERM INVESTMENTS	17,713,758	17,713,758	—	—
SECURITIES LENDING COLLATERAL	38,539,625	38,539,625	—	—

TOTAL INVESTMENTS	148,157,152	56,253,383	91,903,769	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

QUALITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 3.0%
Federal National Mortgage Association — 3.0%
3.250%, 04/09/13	$4,500	$4,670,275
5.000%, 04/15/15	6,750	7,417,649

TOTAL AGENCY OBLIGATIONS (Cost $11,446,651)		12,087,924

ASSET BACKED SECURITIES — 1.9%
Atherton Franchisee Loan Funding 144A @ 7.230%, 04/15/12	469	411,165
Bear Stearns Mortgage Funding Trust 0.391%, 10/25/36•	868	138,651
Conseco Financial Corp. 7.240%, 11/15/28	785	312,365
Enterprise Mortgage Acceptance Co. LLC 144A @ 6.630%, 01/15/25	3,487	2,816,202
7.056%, 01/15/27•	1,482	1,143,566
FMAC Loan Receivables Trust 144A @ 6.850%, 09/15/19	739	699,345
Railcar Leasing LLC 144A @~ 7.125%, 01/15/13	1,092	1,160,225
SACO I, Inc. 144A @~ 1.131%, 06/25/35•	2,554	759,265

TOTAL ASSET BACKED SECURITIES (Cost $10,671,548)		7,440,784

COMMERCIAL MORTGAGE BACKED SECURITIES — 4.1%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	4,000	4,092,335
JPMorgan Chase Commercial Mortgage Securities Corp. 5.464%, 10/12/35	384	387,280
4.545%, 01/15/42	5,000	4,980,265
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	2,128	2,130,861
Morgan Stanley Capital I 4.590%, 04/14/40	5,000	4,975,243

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $16,199,243)		16,565,984

CORPORATE BONDS — 10.7%
Agriculture — 0.6%
Altria Group, Inc. 9.250%, 08/06/19	1,000	1,218,628
Cargill, Inc. 144A @ 6.125%, 09/15/36	1,000	994,037

		2,212,665

Banks — 3.4%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,015,612
JPMorgan Chase & Co. 2.200%, 06/15/12	4,000	4,055,588
6.000%, 01/15/18	1,700	1,827,491

	Par (000)	Value†

Banks — (continued)
The Goldman Sachs Group, Inc.# 3.250%, 06/15/12	$6,500	$6,753,071

		13,651,762

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. 144A @ 7.750%, 01/15/19	1,000	1,170,795

Biotechnology — 0.2%
Genentech, Inc. 5.250%, 07/15/35	1,000	963,254

Computers — 0.5%
Hewlett-Packard Co. 6.125%, 03/01/14	1,000	1,117,387
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,089,367

		2,206,754

Cosmetics & Personal Care — 0.3%
Procter & Gamble Co. 4.600%, 01/15/14	1,000	1,064,776

Diversified Financial Services — 0.5%
General Electric Capital Corp. 6.150%, 08/07/37	1,000	944,324
5.875%, 01/14/38	1,000	925,883

		1,870,207

Electric — 1.5%
Carolina Power & Light Co. 5.300%, 01/15/19	1,000	1,044,229
Commonwealth Edison Co. 6.150%, 09/15/17	500	541,507
Consumers Energy Co. 6.125%, 03/15/19	1,000	1,082,544
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	1,099,474
Oklahoma Gas & Electric Co. 6.350%, 09/01/18	1,000	1,065,392
PacifiCorp 6.250%, 10/15/37	1,000	1,078,917

		5,912,063

Environmental Control — 0.3%
Allied Waste North America, Inc. 6.875%, 06/01/17	1,000	1,061,250

Food — 0.4%
Kraft Foods, Inc. 6.750%, 02/19/14	500	552,917
Sysco Corp. 5.375%, 03/17/19	1,000	1,061,981

		1,614,898

Gas — 0.2%
Nakilat, Inc. 144A @ 6.067%, 12/31/33	1,000	867,020

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

QUALITY BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — 0.3%
Covidien International Finance SA 6.000%, 10/15/17	$1,000	$1,080,859

Media — 0.3%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,218,273

Miscellaneous Manufacturing — 0.3%
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	1,000	1,059,457

Pharmaceuticals — 0.8%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	971,534
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,103,246
Pfizer, Inc. 7.200%, 03/15/39	1,000	1,221,937

		3,296,717

Pipelines — 0.2%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	1,000	988,629

Software — 0.3%
Fiserv, Inc. 6.800%, 11/20/17	1,000	1,103,447

Telecommunications — 0.3%
Cellco Partnership 8.500%, 11/15/18	1,000	1,240,382

TOTAL CORPORATE BONDS (Cost $40,117,882)		42,583,208

RESIDENTIAL MORTGAGE BACKED SECURITIES — 16.1%
Collateralized Mortgage Obligations — 1.3%
Countrywide Home Loan Mortgage Pass Through Trust 6.000%, 09/25/37	3,600	2,917,427
Freddie Mac REMICs 6.000%, 02/15/32	2,123	2,186,588

		5,104,015

Fannie Mae Pool — 8.5%
4.500%, 03/01/23	72	74,332
4.500%, 03/01/23	333	342,601
4.500%, 04/01/23	173	177,816
4.500%, 04/01/23	53	54,717
4.500%, 04/01/23	44	45,020
4.500%, 05/01/23	167	171,657
4.500%, 05/01/23	20	20,392
4.500%, 06/01/23	549	564,968
4.500%, 06/01/23	633	651,593
4.500%, 07/01/23	520	535,833
4.500%, 07/01/23	70	72,111
4.500%, 07/01/23	667	687,012
4.500%, 07/01/23	113	115,976

	Par (000)	Value†

Fannie Mae Pool — (continued)
5.000%, 07/01/23	$4,555	$4,764,737
4.500%, 08/01/23	252	259,568
4.500%, 08/01/23	742	764,453
4.500%, 08/01/23	461	475,179
3.500%, 04/01/34•	1,270	1,310,582
5.990%, 07/01/36•	2,861	3,026,745
5.849%, 08/01/36•	2,180	2,295,606
6.325%, 05/01/37•	1,654	1,763,200
5.500%, 06/01/38	11,602	12,155,658
5.500%, 07/01/38	3,496	3,662,625

		33,992,381

Ginnie Mae Pool — 6.3%
6.000%, 10/15/38	3,968	4,196,869
6.000%, 10/15/38	3,315	3,505,688
4.000%, 04/15/39	11,031	10,676,463
4.000%, 06/15/39	6,930	6,707,836
9.000%, 10/15/30	9	10,052
9.000%, 11/15/30	16	17,985

		25,114,893

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $63,021,962)		64,211,289

U.S. TREASURY OBLIGATIONS — 30.5%
U.S. Treasury Bond
8.875%, 08/15/17	6,500	8,860,312
8.750%, 08/15/20	5,300	7,497,846
6.250%, 08/15/23	18,800	22,454,250
4.500%, 05/15/38	2,820	2,761,398
3.500%, 02/15/39	900	737,156
U.S. Treasury Note
1.125%, 12/15/12#	26,800	26,370,664
1.750%, 01/31/14	7,000	6,867,112
1.875%, 02/28/14#	7,000	6,884,612
4.250%, 11/15/14#	5,000	5,385,940
4.000%, 02/15/15#	17,500	18,599,210
3.125%, 05/15/19#	16,060	15,209,318

TOTAL U.S. TREASURY OBLIGATIONS (Cost $123,314,517)		121,627,818

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 13.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	9,564,060	9,564,060
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	6,487,907	6,487,907
BlackRock Liquidity Funds TempFund - Institutional Shares	10,991,615	10,991,615
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	13,699,716	13,699,716
Fidelity Institutional Prime Money Market Portfolio	14,292,711	14,292,711

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

QUALITY BOND FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — (continued)
Fidelity Institutional Prime Money Market Portfolio - Class I	609,409	$609,409

TOTAL SHORT-TERM INVESTMENTS (Cost $55,645,418)		55,645,418

SECURITIES LENDING COLLATERAL — 19.8%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $79,215,161)	79,215,161	79,215,161

TOTAL INVESTMENTS — 100.0% (Cost $399,632,382)		$399,377,586

†	See Security Valuation Note.
#	Security position is either entirely or partially on loan.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $1,919,490.

LLC — Limited Liability Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATIONS	$12,087,924	$—	$12,087,924	$—
ASSET BACKED SECURITIES	7,440,784	—	7,440,784	—
COMMERCIAL MORTGAGE BACKED SECURITIES	16,565,984	—	16,565,984	—
CORPORATE BONDS	42,583,208	—	42,583,208	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	64,211,289	—	64,211,289	—
U.S. TREASURY OBLIGATIONS	121,627,818	—	121,627,818	—
SHORT-TERM INVESTMENTS	55,645,418	55,645,418	—	—
SECURITIES LENDING COLLATERAL	79,215,161	79,215,161	—	—

TOTAL INVESTMENTS	399,377,586	134,860,579	264,517,007	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Number of Shares	Value†
COMMON STOCKS — 1.9%
Apparel — 0.0%
Anvil Holdings, Inc.*^	831	$623

Banks — 0.2%
JPMorgan Chase & Co.	4,700	195,849

Chemicals — 0.4%
Ashland, Inc.	4,350	172,347
Huntsman Corp.	14,875	167,939

		340,286

Electrical Components & Equipment — 0.1%
General Cable Corp.*	3,400	100,028

Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	31,375

Food — 0.1%
B&G Foods, Inc. Class A	10,650	97,767
Great Atlantic & Pacific Tea Co.*	198	2,335

		100,102

Iron & Steel — 0.2%
United States Steel Corp.	4,175	230,126

Media — 0.1%
Sirius XM Radio, Inc.*	197,200	118,320

Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc.*	1,500	120,435

Oil & Gas Services — 0.2%
Complete Production Services, Inc.*	15,350	199,550

Telecommunications — 0.5%
GeoEye, Inc.*^	3,277	91,363
Loral Space & Communications, Inc.*	6,176	195,223
MetroPCS Communications, Inc.*	6,400	48,832
Sprint Nextel Corp.*	38,500	140,910

		476,328

TOTAL COMMON STOCKS (Cost $2,331,168)		1,913,022

PREFERRED STOCKS — 1.3%
Diversified Financial Services — 0.4%
Citigroup, Inc. CONV*	2,100	219,114
SLM Corp. CONV	300	181,725

		400,839

Home Furnishings — 0.1%
Sealy Corp. CONV PIK*	1,000	85,500

Media — 0.0%
Spanish Broadcasting System, Inc. PIK^~	182	46,072

Telecommunications — 0.8%
Crown Castle International Corp. CONV	1,600	95,200
Lucent Technologies Capital Trust I CONV	975	757,575

		852,775

TOTAL PREFERRED STOCKS (Cost $1,443,210)		1,385,186

	Par (000)	Value†
CORPORATE BONDS — 91.9%
Advertising — 1.3%
Affinity Group, Inc.¤ 10.875%, 02/15/12	$22	$8,627
Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	138,750
Lamar Media Corp.
9.750%, 04/01/14	100	110,375
6.625%, 08/15/15	150	145,500
6.625%, 08/15/15	150	144,000
Visant Corp. 7.625%, 10/01/12	175	175,875
Visant Holding Corp. STEP 10.250%, 12/01/13	550	567,875

		1,291,002

Aerospace & Defense — 1.1%
BE Aerospace, Inc. 8.500%, 07/01/18	150	159,000
GenCorp, Inc. 9.500%, 08/15/13	225	225,563
L-3 Communications Corp. 6.375%, 10/15/15	350	351,312
Spirit Aerosystems, Inc. 144A @ 7.500%, 10/01/17	75	73,875
TransDigm, Inc. 7.750%, 07/15/14	200	202,500
Triumph Group, Inc. 144A @ 8.000%, 11/15/17	75	75,656

		1,087,906

Agriculture — 0.1%
Alliance One International, Inc. 144A @
10.000%, 07/15/16	100	105,000
10.000%, 07/15/16	25	26,250

		131,250

Airlines — 1.2%
American Airlines Pass Through Trust 2001-02 7.858%, 10/01/11	225	225,000
AMR Corp. CONV 6.250%, 10/15/14	96	99,480
Continental Airlines, Inc.
9.250%, 05/10/17^	50	50,750
7.250%, 11/10/19	50	51,125
Delta Air Lines, Inc.
7.570%, 11/18/10	225	228,094
9.500%, 09/15/14 144A @	200	207,750
12.250%, 03/15/15 144A @	350	350,000

		1,212,199

Apparel — 0.5%
Hanesbrands, Inc.
3.831%, 12/15/14•	50	47,313
8.000%, 12/15/16	100	101,875
Levi Strauss & Co.
8.625%, 04/01/13	200	286,710
8.875%, 04/01/16	50	52,312

		488,210

Auto Manufacturers — 0.3%
Motors Liquidation Co.¤
8.250%, 07/15/23	475	125,875
6.750%, 05/01/28	500	127,500

		253,375

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — 2.1%
Affinia Group, Inc.
9.000%, 11/30/14	$50	$48,500
10.750%, 08/15/16 144A @	50	54,188
Allison Transmission, Inc. PIK 144A @ 11.250%, 11/01/15	477	498,465
American Axle & Manufacturing Holdings, Inc.
9.250%, 01/15/17 144A @	25	25,375
7.875%, 03/01/17	400	338,000
Cooper-Standard Automotive, Inc.¤ 8.375%, 12/15/14	125	31,875
Tenneco, Inc.
8.625%, 11/15/14	75	75,656
8.125%, 11/15/15	150	151,688
The Goodyear Tire & Rubber Co. 10.500%, 05/15/16	500	552,500
TRW Automotive, Inc. 144A @ 3.500%, 12/01/15	250	274,062
United Components, Inc. 9.375%, 06/15/13	100	96,500

		2,146,809

Banks — 1.3%
BAC Capital Trust VI 5.625%, 03/08/35	380	304,170
FBOP Corp. 144A @^¤~ 10.000%, 01/15/10	150	0
GMAC, Inc. 144A @
6.875%, 09/15/11	175	172,375
8.000%, 11/01/31	950	855,000

		1,331,545

Beverages — 0.1%
Constellation Brands, Inc. 8.375%, 12/15/14	25	26,625
Cott Beverages, Inc. 144A @ 8.375%, 11/15/17	75	77,438

		104,063

Biotechnology — 0.3%
FMC Finance III SA 6.875%, 07/15/17	50	49,625
Talecris Biotherapeutics Holdings Corp. 144A @ 7.750%, 11/15/16	275	279,125

		328,750

Building Materials — 0.9%
AMH Holdings, Inc. STEP 11.250%, 03/01/14	50	48,250
Associated Materials LLC 144A @ 9.875%, 11/15/16	25	26,375
Gibraltar Industries, Inc. 8.000%, 12/01/15	450	429,750
Goodman Global, Inc. 13.500%, 02/15/16	175	193,594
Texas Industries, Inc. 7.250%, 07/15/13	275	270,187

		968,156

	Par (000)	Value†

Chemicals — 1.8%
Ashland, Inc. 144A @ 9.125%, 06/01/17	$350	$384,125
Cognis GmbH 144A @ 9.500%, 05/15/14	325	477,551
Georgia Gulf Corp. 144A @ 9.000%, 01/15/17	50	50,500
Hexion US Finance Corp. 9.750%, 11/15/14	150	147,000
Huntsman International LLC 144A @ 6.875%, 11/15/13	225	299,163
PolyOne Corp. 8.875%, 05/01/12	175	180,250
Rhodia SA 144A @ 3.492%, 10/15/13•	100	132,961
Solutia, Inc. 8.750%, 11/01/17	175	182,219

		1,853,769

Coal — 1.2%
Arch Coal, Inc. 144A @ 8.750%, 08/01/16	150	158,625
Foundation PA Coal Co. LLC 7.250%, 08/01/14	425	430,312
International Coal Group, Inc. 10.250%, 07/15/14	100	96,125
Massey Energy Co. CONV 3.250%, 08/01/15	116	101,355
Peabody Energy Corp.
7.375%, 11/01/16	300	309,375
4.750%, 12/15/41 CONV	100	101,000

		1,196,792

Commercial Services — 4.2%
ARAMARK Corp.
5.000%, 06/01/12	200	192,000
3.781%, 02/01/15•	275	251,625
Avis Budget Car Rental LLC 7.625%, 05/15/14	150	142,500
Commercial Vehicle Units 144A @^~ 13.000%, 02/15/13	182	154,444
Deluxe Corp. 7.375%, 06/01/15	500	481,875
Education Management LLC
8.750%, 06/01/14	125	129,063
10.250%, 06/01/16	23	24,610
FTI Consulting, Inc.
7.625%, 06/15/13	200	202,750
7.750%, 10/01/16	225	227,812
H&E Equipment Services, Inc. 8.375%, 07/15/16	225	225,281
iPayment, Inc. 9.750%, 05/15/14	250	207,813
KAR Auction Services, Inc. 8.750%, 05/01/14	125	128,906
Mac-Gray Corp. 7.625%, 08/15/15	300	291,375

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — (continued)
RSC Equipment Rental, Inc. 144A @ 10.000%, 07/15/17	$175	$190,313
Sunstate Equipment Co. LLC 144A @ 10.500%, 04/01/13	225	181,125
The Hertz Corp. 10.500%, 01/01/16	200	213,500
Ticketmaster Entertainment, Inc. 10.750%, 08/01/16	250	269,375
United Rentals North America, Inc. 10.875%, 06/15/16	475	516,562
Valassis Communications, Inc. 8.250%, 03/01/15	250	249,375

		4,280,304

Computers — 0.9%
Seagate Technology HDD Holdings 6.375%, 10/01/11	125	127,187
Seagate Technology International 144A @ 10.000%, 05/01/14	200	221,000
SunGard Data Systems, Inc.
9.125%, 08/15/13	400	410,000
10.625%, 05/15/15	75	82,594
10.250%, 08/15/15	25	26,625

		867,406

Distribution & Wholesale — 0.9%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	449,969
KAR Holdings, Inc. 10.000%, 05/01/15	475	508,250

		958,219

Diversified Financial Services — 8.4%
AAC Group Holding Corp. STEP 144A @ 10.250%, 10/01/12	100	100,250
American General Finance Corp. 6.900%, 12/15/17	625	433,971
CEDC Finance Corp. International, Inc. 144A @ 9.125%, 12/01/16	100	103,000
CIT Group, Inc. 7.000%, 05/01/17	775	672,312
E*TRADE Financial Corp.
7.375%, 09/15/13	325	302,656
7.875%, 12/01/15	175	162,969
12.500%, 11/30/17 PIK	673	764,696
0.215%, 08/31/19 CONV +	134	225,958
Ford Motor Credit Co. LLC
12.000%, 05/15/15	275	318,898
8.125%, 01/15/20	1,000	982,699
Fresenius US Finance II, Inc. 144A @ 9.000%, 07/15/15	75	82,500
Icahn Enterprises LP
7.125%, 02/15/13	275	280,500
4.000%, 08/15/13 CONV 144A @,•	223	185,090

	Par (000)	Value†

Diversified Financial Services — (continued)
iPayment Investors LP PIK 144A @^ 12.750%, 07/15/14	$254	$200,581
Janus Capital Group, Inc. 6.950%, 06/15/17	225	212,075
Nuveen Investments, Inc.
5.500%, 09/15/15	500	345,625
10.500%, 11/15/15	300	272,250
Pinnacle Foods Finance LLC
9.250%, 04/01/15 144A @	125	126,875
10.625%, 04/01/17	75	78,000
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	234,281
Reynolds Group Issuer, Inc. 144A @ 7.750%, 10/15/16	425	434,562
SLM Corp.
5.375%, 05/15/14	250	230,592
8.450%, 06/15/18	525	518,045
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	96,125
The NASDAQ OMX Group, Inc. CONV 2.500%, 08/15/13	87	81,563
UCI Holdco, Inc. PIK 9.250%, 12/15/13	344	292,078
Universal City Development Partners Ltd. 144A @
8.875%, 11/15/15	200	195,750
10.875%, 11/15/16	75	75,188
UPC Germany GmbH 144A @
8.125%, 12/01/17	275	278,094
9.625%, 12/01/19	25	36,152
Vanguard Health Holding Co. I LLC STEP 11.250%, 10/01/15	150	157,875
Ventas Realty LP 6.500%, 06/01/16	25	24,125
Wind Acquisition Holdings Finance SpA 144A @ 12.250%, 07/15/17	125	123,125

		8,628,460

Electric — 3.7%
Energy Future Holdings Corp.
10.875%, 11/01/17	600	490,500
12.000%, 11/01/17 PIK	575	406,473
Mirant Americas Generation LLC 8.300%, 05/01/11	250	256,250
Mirant North America LLC 7.375%, 12/31/13	375	370,781
North American Energy Alliance LLC 144A @ 10.875%, 06/01/16	100	106,250
NRG Energy, Inc.
7.250%, 02/01/14	100	101,250
7.375%, 02/01/16	250	250,312
7.375%, 01/15/17	300	300,750
NV Energy, Inc. 7.803%, 06/15/12	25	25,388

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
PNM Resources, Inc. 9.250%, 05/15/15	$250	$262,812
RRI Energy, Inc.
7.625%, 06/15/14	175	173,250
6.750%, 12/15/14	108	110,160
7.875%, 06/15/17	125	122,813
Texas Competitive Electric Holdings Co. LLC PIK 10.500%, 11/01/16	279	196,635
The AES Corp.
7.750%, 03/01/14	25	25,375
9.750%, 04/15/16 144A @	350	383,250
United Maritime Group LLC 144A @ 11.750%, 06/15/15	150	150,375

		3,732,624

Electrical Components & Equipment — 0.1%
Anixter, Inc. 10.000%, 03/15/14	125	138,125

Electronics — 0.1%
Flextronics International Ltd.
6.500%, 05/15/13	53	53,133
6.250%, 11/15/14	55	54,175

		107,308

Engineering & Construction — 1.0%
Dycom Industries, Inc. 8.125%, 10/15/15	175	161,000
Esco Corp. 144A @
4.129%, 12/15/13•	100	91,125
8.625%, 12/15/13	475	472,625
Obrascon Huarte Lain SA 6.250%, 05/18/12	250	342,260

		1,067,010

Entertainment — 2.3%
AMC Entertainment, Inc. 8.750%, 06/01/19	200	204,000
Cinemark USA, Inc. 144A @ 8.625%, 06/15/19	125	130,000
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	229	203,810
Lions Gate Entertainment, Inc. 144A @ 10.250%, 11/01/16	200	198,250
Penn National Gaming, Inc.
6.750%, 03/01/15	25	24,156
8.750%, 08/15/19 144A @	100	102,250
Pinnacle Entertainment, Inc.
7.500%, 06/15/15	225	207,000
8.625%, 08/01/17 144A @	250	255,000
Pokagon Gaming Authority 144A @ 10.375%, 06/15/14	350	364,000
Regal Cinemas Corp. 8.625%, 07/15/19	275	286,000

	Par (000)	Value†

Entertainment — (continued)
Shingle Springs Tribal Gaming Authority 144A @ 9.375%, 06/15/15	$325	$247,000
Speedway Motorsports, Inc.
6.750%, 06/01/13	25	24,875
8.750%, 06/01/16	125	131,875

		2,378,216

Environmental Control — 0.5%
Allied Waste North America, Inc. 7.250%, 03/15/15	250	261,250
Casella Waste Systems, Inc. 9.750%, 02/01/13	300	296,250

		557,500

Food — 2.1%
B&G Foods, Inc.
8.000%, 10/01/11	275	279,812
12.000%, 10/30/16	11	33,015
Beverage Packaging Holdings Luxembourg II SA 144A @ 9.500%, 06/15/17	325	451,926
Campofrio Food SA 144A @ 8.250%, 10/31/16	75	108,870
Dole Food Co., Inc. 144A @ 13.875%, 03/15/14	81	97,403
Great Atlantic & Pacific Tea Co. 144A @ 11.375%, 08/01/15	225	236,812
Ingles Markets, Inc. 8.875%, 05/15/17	150	156,000
JBS USA LLC 144A @ 11.625%, 05/01/14	125	141,563
SUPERVALU, Inc. 8.000%, 05/01/16	150	152,250
Tyson Foods, Inc. 10.500%, 03/01/14	250	285,625
US Foodservice 144A @ 10.250%, 06/30/15	250	247,500

		2,190,776

Forest Products & Paper — 2.2%
Boise Cascade LLC 7.125%, 10/15/14	295	265,500
Boise Paper Holdings LLC 144A 9.000%, 11/01/17 @	100	103,625
Cascades, Inc. 144A @
7.750%, 12/15/17	125	126,250
7.875%, 01/15/20	100	101,500
Cellu Tissue Holdings, Inc. 11.500%, 06/01/14	125	138,750
Clearwater Paper Corp. 144A @ 10.625%, 06/15/16	100	111,625
Domtar Corp.
5.375%, 12/01/13	75	72,375
7.125%, 08/15/15	250	251,250
9.500%, 08/01/16	25	26,781

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Forest Products & Paper — (continued)
Georgia-Pacific LLC
7.000%, 01/15/15 144A @	$150	$151,875
7.700%, 06/15/15	200	210,000
8.250%, 05/01/16 144A @	75	79,500
International Paper Co. 9.375%, 05/15/19	75	92,188
NewPage Corp. 144A @ 11.375%, 12/31/14	150	151,500
Sappi Papier Holding AG 144A @ 6.750%, 06/15/12	100	95,750
Smurfit Kappa Acquisitions 144A @
7.250%, 11/15/17	75	105,493
7.750%, 11/15/19	100	141,087

		2,225,049

Healthcare Products — 0.9%
Bausch & Lomb, Inc. 9.875%, 11/01/15	225	237,375
Biomet, Inc. 11.625%, 10/15/17	500	552,500
Universal Hospital Services, Inc.
3.859%, 06/01/15•	125	105,312
8.500%, 06/01/15 PIK	50	49,250

		944,437

Healthcare Services — 4.2%
Centene Corp. 7.250%, 04/01/14	200	198,000
Community Health Systems, Inc. 8.875%, 07/15/15	375	388,125
DaVita, Inc.
6.625%, 03/15/13	150	150,375
7.250%, 03/15/15	150	150,375
HCA, Inc.
9.250%, 11/15/16	425	456,344
9.625%, 11/15/16 PIK	409	442,827
9.875%, 02/15/17 144A @	175	193,375
8.500%, 04/15/19 144A @	375	404,062
Health Management Associates, Inc. 6.125%, 04/15/16	250	234,375
HealthSouth Corp. 10.750%, 06/15/16	200	217,500
IASIS Healthcare LLC 8.750%, 06/15/14	125	126,563
Symbion, Inc. PIK 11.000%, 08/23/15	219	165,176
Tenet Healthcare Corp.
6.500%, 06/01/12	75	74,116
9.875%, 07/01/14	375	394,687
U.S. Oncology Holdings, Inc. PIK 6.428%, 03/15/12	224	209,440
U.S. Oncology, Inc.
10.750%, 08/15/14	100	105,000
9.125%, 08/15/17	75	78,750
United Surgical Partners International, Inc. 8.875%, 05/01/17	150	154,500
Vanguard Health Holding Co. II LLC 9.000%, 10/01/14	175	181,344

		4,324,934

	Par (000)	Value†

Home Builders — 0.3%
K Hovnanian Enterprises, Inc. 144A @ 10.625%, 10/15/16	$150	$156,750
Standard Pacific Escrow LLC 144A @ 10.750%, 09/15/16	150	153,000

		309,750

Home Furnishings — 0.2%
Sealy Mattress Co. 8.250%, 06/15/14	200	200,000

Household Products & Wares — 0.3%
ACCO Brands Corp. 144A @ 10.625%, 03/15/15	75	82,500
Yankee Acquisition Corp. 8.500%, 02/15/15	200	198,500

		281,000

Insurance — 0.8%
HUB International Holdings, Inc. 144A @
9.000%, 12/15/14	250	238,750
10.250%, 06/15/15	475	437,000
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	113,906

		789,656

Internet — 0.3%
NetFlix, Inc. 144A @ 8.500%, 11/15/17	150	155,625
Terremark Worldwide, Inc. 144A @ 12.000%, 06/15/17	125	138,125

		293,750

Iron & Steel — 1.4%
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	175	148,969
Edgen Murray Corp. 144A @ 12.250%, 01/15/15	350	343,875
Metals USA Holdings Corp. PIK 7.540%, 07/01/12	27	23,245
Ryerson, Inc. 12.000%, 11/01/15	250	261,250
Steel Dynamics, Inc.
7.375%, 11/01/12	200	206,000
6.750%, 04/01/15	150	148,688
Tube City IMS Corp. 9.750%, 02/01/15	325	314,031

		1,446,058

Leisure Time — 0.5%
Cirsa Finance Luxembourg SA 144A @ 8.750%, 05/15/14	50	68,273
Easton-Bell Sports, Inc. 144A @ 9.750%, 12/01/16	50	51,812
Leslie’s Poolmart 7.750%, 02/01/13	275	276,375
Travelport LLC 11.875%, 09/01/16	75	79,500

		475,960

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Lodging — 3.2%
Ameristar Casinos, Inc. 144A @ 9.250%, 06/01/14	$250	$259,375
Gaylord Entertainment Co. 6.750%, 11/15/14	325	302,250
Harrah’s Operating Co., Inc. 144A @
10.000%, 12/15/15	62	50,530
11.250%, 06/01/17	200	209,250
10.000%, 12/15/18	325	260,812
Harrahs Operating Escrow LLC 144A @ 11.250%, 06/01/17	225	235,406
Little Traverse Bay Bands of Odawa Indians 144A @¤ 10.250%, 02/15/14	50	12,500
MGM Mirage
6.750%, 09/01/12	250	223,125
13.000%, 11/15/13	25	28,688
10.375%, 05/15/14 144A @	125	135,625
11.125%, 11/15/17 144A @	300	332,250
11.375%, 03/01/18 144A @	325	290,875
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 10/15/14	225	240,469
Wynn Las Vegas LLC
6.625%, 12/01/14	475	458,969
7.875%, 11/01/17 144A @	200	202,500

		3,242,624

Machinery — Construction & Mining — 0.1%
Terex Corp.
10.875%, 06/01/16	25	27,875
8.000%, 11/15/17	100	96,250

		124,125

Machinery — Diversified — 0.5%
Columbus McKinnon Corp. 8.875%, 11/01/13	300	306,375
CPM Holdings, Inc. 144A @ 10.625%, 09/01/14	100	105,500
The Manitowoc Co., Inc. 7.125%, 11/01/13	75	70,500

		482,375

Media — 6.4%
Cengage Learning Acquisitions, Inc. STEP 144A @ 13.250%, 07/15/15	250	242,812
Cequel Communications Holdings I LLC 144A @ 8.625%, 11/15/17	200	202,000
Charter Communications Operating LLC 144A @ 10.875%, 09/15/14	125	140,000
CSC Holdings, Inc.
8.500%, 04/15/14 144A @	275	292,875
7.625%, 07/15/18	150	154,500
8.625%, 02/15/19 144A @	275	295,969
CW Media Holdings, Inc. PIK 144A @ 13.500%, 08/15/15	54	57,062

	Par (000)	Value†

Media — (continued)
DirecTV Holdings LLC
6.375%, 06/15/15	$100	$103,875
7.625%, 05/15/16	325	355,062
DISH DBS Corp.
6.375%, 10/01/11	175	180,687
6.625%, 10/01/14	275	277,406
7.750%, 05/31/15	25	26,188
ION Media Networks, Inc. CONV 144A @^¤ 11.000%, 07/31/13	1	0
Kabel Deutschland GmbH 10.625%, 07/01/14	200	209,000
Liberty Global, Inc. CONV 144A @ 4.500%, 11/15/16	250	271,250
Mediacom Broadband LLC 8.500%, 10/15/15	100	101,000
Nexstar Broadcasting, Inc.
0.500%, 01/15/14 PIK 144A @	131	98,424
7.000%, 01/15/14^	43	32,304
Nexstar Finance Holdings LLC STEP 11.375%, 04/01/13	96	72,507
Nielsen Finance LLC
11.625%, 02/01/14	375	421,406
10.000%, 08/01/14	125	130,313
11.500%, 05/01/16	25	27,938
19.318%, 08/01/16 STEP +	150	136,875
Sinclair Broadcast Group, Inc.
8.000%, 03/15/12	186	181,815
9.250%, 11/01/17 144A @	150	156,000
Sirius XM Radio, Inc.
9.625%, 08/01/13	100	99,500
9.750%, 09/01/15 144A @	50	52,625
Time Warner, Inc. 5.500%, 11/15/11	125	132,710
Umbrella Acquisition, Inc. PIK 144A @ 9.750%, 03/15/15	737	645,577
Univision Communications, Inc. 144A @ 12.000%, 07/01/14	175	192,719
Videotron Ltee
6.875%, 01/15/14	300	301,500
6.375%, 12/15/15	75	73,313
9.125%, 04/15/18	50	55,000
9.125%, 04/15/18 144A @	25	27,500
XM Satellite Radio, Inc. 144A @
11.250%, 06/15/13	100	107,500
13.000%, 08/01/13	500	543,125
7.000%, 12/01/14 CONV	225	173,812

		6,572,149

Metal Fabricate/Hardware — 0.2%
Metals USA, Inc. 11.125%, 12/01/15	250	252,813

Mining — 1.6%
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 04/01/15	250	272,500
8.375%, 04/01/17	250	273,750
Novelis, Inc.
7.250%, 02/15/15	225	214,313
11.500%, 02/15/15 144A @	250	267,812

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Mining — (continued)
Teck Resources Ltd.
9.750%, 05/15/14	$250	$288,437
10.250%, 05/15/16	50	58,250
10.750%, 05/15/19	225	268,875

		1,643,937

Miscellaneous Manufacturing — 1.0%
AGY Holding Corp. 11.000%, 11/15/14	125	102,188
American Railcar Industries, Inc. 7.500%, 03/01/14	175	163,406
Bombardier, Inc. 144A @
6.300%, 05/01/14	200	198,000
8.000%, 11/15/14	50	51,938
7.450%, 05/01/34	150	129,750
Colt Defense LLC 144A @ 8.750%, 11/15/17	125	129,062
Koppers, Inc. 144A @ 7.875%, 12/01/19	75	75,750
RBS Global, Inc. 9.500%, 08/01/14	125	125,312

		975,406

Oil & Gas — 5.2%
Antero Resources Finance Corp. 144A @ 9.375%, 12/01/17	250	255,000
Berry Petroleum Co.
10.250%, 06/01/14	125	135,938
8.250%, 11/01/16	250	246,250
Bill Barrett Corp.
9.875%, 07/15/16	150	159,750
5.000%, 03/15/28 CONV	100	96,250
Chesapeake Energy Corp. 9.500%, 02/15/15	450	493,875
Concho Resources, Inc. 8.625%, 10/01/17	225	236,250
Connacher Oil & Gas Ltd. 144A @ 10.250%, 12/15/15	450	411,750
Continental Resources, Inc. 144A @ 8.250%, 10/01/19	75	78,750
Denbury Resources, Inc. 9.750%, 03/01/16	175	186,812
Encore Acquisition Co.
9.500%, 05/01/16	75	79,125
7.250%, 12/01/17	200	200,000
Forest Oil Corp. 144A @ 8.500%, 02/15/14	100	104,500
Hercules Offshore, Inc. 144A @ 10.500%, 10/15/17	150	158,250
Hilcorp Energy I LP 144A @ 7.750%, 11/01/15	400	392,000
Mariner Energy, Inc. 11.750%, 06/30/16	150	167,250
OPTI Canada, Inc.
7.875%, 12/15/14	25	20,500
8.250%, 12/15/14	350	288,312

	Par (000)	Value†

Oil & Gas — (continued)
Penn Virginia Corp.
4.500%, 11/15/12 CONV	$125	$118,438
10.375%, 06/15/16	100	109,000
PetroHawk Energy Corp. 9.125%, 07/15/13	300	313,500
Petrohawk Energy Corp. 10.500%, 08/01/14	150	163,875
PetroHawk Energy Corp. 7.875%, 06/01/15	50	50,500
Quicksilver Resources, Inc. 11.750%, 01/01/16	175	198,625
SandRidge Energy, Inc.
8.625%, 04/01/15 PIK	75	75,000
8.000%, 06/01/18 144A @	300	294,750
Swift Energy Co. 8.875%, 01/15/20	225	230,625

		5,264,875

Oil & Gas Services — 1.1%
Aquilex Holdings LLC 144A @ 11.125%, 12/15/16	150	149,625
Cie Generale de Geophysique-Veritas
7.500%, 05/15/15	25	24,813
9.500%, 05/15/16 144A @	50	53,500
7.750%, 05/15/17	450	446,625
Complete Production Services, Inc. 8.000%, 12/15/16	450	443,812

		1,118,375

Packaging and Containers — 2.4%
Ball Corp. 7.375%, 09/01/19	100	102,750
Berry Plastics Escrow LLC 144A @ 8.250%, 11/15/15	275	276,375
BWAY Corp. 144A @ 10.000%, 04/15/14	275	290,812
Clondalkin Acquisition BV 144A @ 2.254%, 12/15/13•	275	243,031
Crown Americas LLC
7.625%, 11/15/13	70	72,275
7.750%, 11/15/15	50	51,750
7.625%, 05/15/17 144A @	100	103,750
Graham Packaging Co. LP 9.875%, 10/15/14	275	280,500
Graphic Packaging International, Inc.
9.500%, 08/15/13	50	51,625
9.500%, 06/15/17	175	185,500
Plastipak Holdings, Inc. 144A @
8.500%, 12/15/15	225	230,906
10.625%, 08/15/19	75	82,688
Rock-Tenn Co. 9.250%, 03/15/16	125	135,781
Sealed Air Corp. 144A @ 7.875%, 06/15/17	100	106,516
Smurfit-Stone Container Enterprises, Inc.¤ 8.000%, 03/15/17	250	220,313

		2,434,572

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — 0.4%
Novasep Holding SAS 144A @ 9.750%, 12/15/16	$175	$170,625
Valeant Pharmaceuticals International 144A @ 8.375%, 06/15/16	200	206,000

		376,625

Pipelines — 1.1%
Dynegy Holdings, Inc.
7.500%, 06/01/15	250	233,750
7.750%, 06/01/19	275	238,563
El Paso Corp.
12.000%, 12/12/13	400	469,000
8.250%, 02/15/16	100	106,750
The Williams Cos., Inc. 8.750%, 01/15/20	100	119,297

		1,167,360

Real Estate — 0.3%
Realogy Corp. 12.375%, 04/15/15	350	272,125

Real Estate Investment Trusts — 0.9%
GGP LP CONV 144A @¤ 3.980%, 04/15/27	475	450,062
Host Hotels & Resorts LP 6.750%, 06/01/16	225	223,875
Ventas Realty LP 6.500%, 06/01/16	200	193,000

		866,937

Retail — 4.6%
AmeriGas Partners LP
7.250%, 05/20/15	150	150,000
7.125%, 05/20/16	325	325,000
Burlington Coat Factory Warehouse Corp. 11.125%, 04/15/14	225	232,312
Couche-Tard U.S. LP 7.500%, 12/15/13	200	203,500
Dollar General Corp.
10.625%, 07/15/15	42	46,515
11.875%, 07/15/17 PIK	206	237,930
Ferrellgas Escrow LLC
8.750%, 06/15/12	450	455,625
6.750%, 05/01/14	200	197,000
GameStop Corp. 8.000%, 10/01/12	225	233,156
HSN, Inc. 11.250%, 08/01/16	50	56,125
Inergy LP 8.750%, 03/01/15	125	128,438
Ltd. Brands, Inc.
6.900%, 07/15/17	25	24,969
8.500%, 06/15/19 144A @	125	135,937
Michaels Stores, Inc.
11.375%, 11/01/16	125	131,563
14.206%, 11/01/16 STEP	325	268,125

	Par (000)	Value†

Retail — (continued)
O’Charley’s, Inc. 9.000%, 11/01/13	$200	$197,500
OSI Restaurant Partners, Inc. 10.000%, 06/15/15	75	66,188
QVC, Inc. 144A @ 7.500%, 10/01/19	150	153,000
Rite Aid Corp.
9.750%, 06/12/16	50	54,250
10.375%, 07/15/16	25	26,500
10.250%, 10/15/19 144A @	225	237,375
Sally Holdings LLC
9.250%, 11/15/14	225	233,437
10.500%, 11/15/16	25	26,875
The Neiman-Marcus Group, Inc. 10.375%, 10/15/15	350	343,000
The Pantry, Inc. 7.750%, 02/15/14	250	240,000
Toys R Us Property Co. LLC 144A @ 8.500%, 12/01/17	175	178,062
Wendy’s/Arby’s Group LLC 10.000%, 07/15/16	150	163,500

		4,745,882

Semiconductors — 0.7%
Advanced Micro Devices, Inc.
6.000%, 05/01/15 CONV	425	382,500
8.125%, 12/15/17 144A @	275	273,969
STATS ChipPAC Ltd. 6.750%, 11/15/11	100	100,625

		757,094

Software — 1.2%
First Data Corp.
9.875%, 09/24/15	225	209,813
10.550%, 09/24/15 PIK	438	389,086
11.250%, 03/31/16	225	192,375
JDA Software Group, Inc. 144A @ 8.000%, 12/15/14	125	127,500
Open Solutions, Inc. 144A @ 9.750%, 02/01/15	350	269,062
SS&C Technologies, Inc. 11.750%, 12/01/13	75	79,500

		1,267,336

Storage & Warehousing — 0.5%
Mobile Mini, Inc. 9.750%, 08/01/14	500	520,000

Telecommunications — 12.3%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	50	42,625
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	215,437
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	175	186,375
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	172,813

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Clearwire Communications LLC 144A @
12.000%, 12/01/15	$100	$101,500
12.000%, 12/01/15	650	659,750
Cricket Communications, Inc.
9.375%, 11/01/14	200	201,000
10.000%, 07/15/15	150	152,063
Crown Castle International Corp. 9.000%, 01/15/15	350	372,750
Digicel Group Ltd. 144A @
8.875%, 01/15/15	300	291,000
8.250%, 09/01/17	225	219,375
Frontier Communications Corp. 8.250%, 05/01/14	175	182,438
GCI, Inc. 7.250%, 02/15/14	250	247,812
GeoEye, Inc. 144A @ 9.625%, 10/01/15	75	77,156
Hughes Network Systems LLC
9.500%, 04/15/14	125	127,813
9.500%, 04/15/14	100	103,250
Intelsat Bermuda Ltd. 144A @
11.250%, 02/04/17 STEP	325	325,812
11.500%, 02/04/17 PIK	159	156,586
Intelsat Corp. 9.250%, 06/15/16	400	413,000
Intelsat Jackson Holdings Ltd.
11.250%, 06/15/16	125	135,313
8.500%, 11/01/19 144A @	575	592,250
Intelsat Subsidiary Holding Co. Ltd. 144A @ 8.875%, 01/15/15	125	128,750
iPCS, Inc. PIK 3.531%, 05/01/14	308	261,674
Leap Wireless International, Inc. CONV 4.500%, 07/15/14	350	289,625
Level 3 Financing, Inc.
12.250%, 03/15/13	125	132,500
9.250%, 11/01/14	225	212,625
MetroPCS Wireless, Inc.
9.250%, 11/01/14	400	405,000
9.250%, 11/01/14	50	50,625
Nextel Communications, Inc.
6.875%, 10/31/13	300	291,000
7.375%, 08/01/15	100	97,250
NII Capital Corp. 144A @ 10.000%, 08/15/16	375	392,812
NII Holdings, Inc. CONV 3.125%, 06/15/12	150	137,625
Nordic Telephone Co. Holdings 144A @ 8.875%, 05/01/16	425	449,437
PAETEC Holding Corp.
9.500%, 07/15/15	225	216,562
8.875%, 06/30/17	200	202,500
Qwest Communications International, Inc.
7.500%, 02/15/14	125	125,469
8.000%, 10/01/15 144A @	225	231,187

	Par (000)	Value†

Telecommunications — (continued)
Qwest Corp.
8.875%, 03/15/12	$100	$107,500
8.375%, 05/01/16	200	214,500
SBA Communications Corp.
1.875%, 05/01/13	75	77,670
4.000%, 10/01/14 CONV 144A @	141	185,063
SBA Telecommunications, Inc. 144A @
8.000%, 08/15/16	50	52,250
8.250%, 08/15/19	50	53,000
Sprint Capital Corp.
8.375%, 03/15/12	175	181,125
6.875%, 11/15/28	225	187,031
8.750%, 03/15/32	225	212,063
Sprint Nextel Corp. 8.375%, 08/15/17	750	765,000
Telesat Canada
11.000%, 11/01/15	325	352,625
12.500%, 11/01/17	125	137,500
Viasat, Inc. 144A @ 8.875%, 09/15/16	100	103,000
West Corp. 9.500%, 10/15/14	250	253,750
Wind Acquisition Finance SA 144A @
12.000%, 12/01/15	400	428,000
11.750%, 07/15/17	350	382,375
Windstream Corp.
8.125%, 08/01/13	25	25,938
8.625%, 08/01/16	250	254,375

		12,573,524

Textiles — 0.3%
Invista 144A @ 9.250%, 05/01/12	300	304,500

Transportation — 0.4%
Bristow Group, Inc. 7.500%, 09/15/17	250	247,500
Kansas City Southern de Mexico SA de CV 9.375%, 05/01/12	100	103,750
Kansas City Southern Railway 13.000%, 12/15/13	50	58,000

		409,250

TOTAL CORPORATE BONDS (Cost $88,652,855)		93,962,252

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

HIGH YIELD BOND FUND

	Number of Shares	Value†
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A*^	9,238	$370
Anvil Holdings, Inc., Class B*^	10,264	205
GeoEye, Inc.*^	612	8,574
iPCS, Inc. 144A @*^	300	0
MDP Acquisitions Plc 144A @*^	100	4,603
Pathmark Stores, Inc.*^~	2,350	0

TOTAL WARRANTS (Cost $89,011)		13,752

SHORT-TERM INVESTMENTS — 4.9%
T. Rowe Price Reserve Investment Fund (Cost $4,988,331)	4,988,331	4,988,331

TOTAL INVESTMENTS — 100.0% (Cost $97,504,575)		$102,262,543

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2009 is $589,889.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $200,516.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCK
Apparel	$623	$—	$623	$—
Banks	195,849	195,849	—	—
Chemicals	340,286	340,286	—	—
Electrical Components & Equipment	100,028	100,028	—	—
Entertainment	31,375	31,375	—	—
Food	100,102	100,102	—	—
Iron & Steel	230,126	230,126	—	—
Media	118,320	118,320	—	—
Mining	120,435	120,435	—	—
Oil & Gas Services	199,550	199,550	—	—
Telecommunications	476,328	476,328	—	—
PREFERRED STOCKS	1,385,186	1,339,114	—	46,072
CORPORATE BONDS	93,962,252	—	93,962,252	—
WARRANTS	13,752	8,574	5,178	—
SHORT-TERM INVESTMENTS	4,988,331	4,988,331	—	—

TOTAL INVESTMENTS	102,262,543	8,248,418	93,968,053	46,072

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities –Preferred Stock (Market Value)
Balance as of 12/31/2008	$—
Transfers in and/or out of Level 3	47,767
Change in Appreciation/(Depreciation)	(1,695)

Balance as of 12/31/2009	46,072

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 Securities still held at year end and included in the change in net assets was $(1,695).

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — 63.2%
Aerospace & Defense — 4.0%
Goodrich Corp.#	322,200	$20,701,350
Lockheed Martin Corp.	115,000	8,665,250
Northrop Grumman Corp.	178,700	9,980,395
United Technologies Corp.	203,500	14,124,935

		53,471,930

Agriculture — 2.2%
Altria Group, Inc.	199,600	3,918,148
Philip Morris International, Inc.	534,100	25,738,279

		29,656,427

Auto Parts & Equipment — 0.1%
Lear Corp.*	10,431	705,553

Banks — 5.3%
Bank of America Corp.#	1,051,915	15,841,840
JPMorgan Chase & Co.	515,400	21,476,718
State Street Corp.	244,000	10,623,760
Wells Fargo & Co.	846,200	22,838,938

		70,781,256

Beverages — 1.5%
PepsiCo, Inc.	325,400	19,784,320

Chemicals — 0.8%
Monsanto Co.	58,400	4,774,200
The Sherwin-Williams Co.#	95,300	5,875,245

		10,649,445

Commercial Services — 1.3%
The Western Union Co.	928,500	17,502,225

Computers — 1.6%
International Business Machines Corp.	163,700	21,428,330

Cosmetics & Personal Care — 1.2%
The Procter & Gamble Co.	270,582	16,405,386

Distribution & Wholesale — 0.3%
Mitsubishi Corp.	146,900	3,659,037

Diversified Financial Services — 0.8%
Ameriprise Financial, Inc.	275,500	10,694,910

Electric — 3.7%
American Electric Power Co., Inc.	426,000	14,820,540
Entergy Corp.	105,000	8,593,200
FPL Group, Inc.#	39,300	2,075,826
NRG Energy, Inc.*	140,000	3,305,400
NV Energy, Inc.	592,100	7,330,198
OGE Energy Corp.	330,300	12,184,767
PG&E Corp.	40,000	1,786,000

		50,095,931

Electronics — 1.1%
Thermo Fisher Scientific, Inc.*	3,300	157,377
Tyco Electronics Ltd.	573,025	14,067,764

		14,225,141

	Number of Shares	Value†

Environmental Control — 0.1%
Republic Services, Inc.	61,300	$1,735,403

Food — 3.3%
Campbell Soup Co.	259,100	8,757,580
General Mills, Inc.	172,514	12,215,716
Heinz (H.J.) Co.	200	8,552
Kellogg Co.#	450,900	23,987,880

		44,969,728

Gas — 1.1%
CenterPoint Energy, Inc.	495,100	7,183,901
Sempra Energy	128,000	7,165,440

		14,349,341

Healthcare Products — 6.7%
Bard (C.R.), Inc.	200,100	15,587,790
Baxter International, Inc.	82,800	4,858,704
Becton, Dickinson & Co.	52,900	4,171,694
CareFusion Corp.*	476,091	11,907,036
Covidien Plc	699,025	33,476,307
Henry Schein, Inc.*#	248,871	13,090,615
Johnson & Johnson	70,900	4,566,669
Stryker Corp.	44,700	2,251,539

		89,910,354

Household Products & Wares — 0.6%
Clorox Co.	106,500	6,496,500
Fortune Brands, Inc.#	38,600	1,667,520

		8,164,020

Insurance — 3.4%
AON Corp.	572,500	21,949,650
MetLife, Inc.	248,300	8,777,405
White Mountains Insurance Group Ltd.	46,800	15,568,488

		46,295,543

Internet — 0.0%
AOL, Inc.*#	10,001	232,815

Media — 3.8%
Cablevision Systems Corp., Class A	784,200	20,248,044
Discovery Communications, Inc., Class C*	91,900	2,437,188
Time Warner, Inc.#	957,766	27,909,301

		50,594,533

Miscellaneous Manufacturing — 3.3%
Danaher Corp.#	387,439	29,135,413
Tyco International Ltd.*	439,525	15,682,252

		44,817,665

Oil & Gas — 3.1%
CNX Gas Corp.*	352,000	10,391,040
Exxon Mobil Corp.	349,500	23,832,405
Japan Petroleum Exploration Co.	54,400	2,398,627
Murphy Oil Corp.	96,800	5,246,560

		41,868,632

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 2.8%
Allergan, Inc.	94,254	$5,938,945
Cardinal Health, Inc.#	154,382	4,977,276
Merck & Co., Inc.	215,900	7,888,986
Pfizer, Inc.	1,041,008	18,935,935

		37,741,142

Pipelines — 3.1%
Spectra Energy Corp.	863,595	17,712,333
The Williams Cos., Inc.	1,123,400	23,681,272

		41,393,605

Real Estate — 0.3%
The St. Joe Co.*#	141,100	4,076,379

Retail — 5.0%
AutoZone, Inc.*#	88,300	13,957,581
CVS Caremark Corp.	266,300	8,577,523
Dollar General Corp.*#	198,800	4,459,084
Lowe’s Cos., Inc.	1,017,500	23,799,325
McDonald’s Corp.	157,900	9,859,276
Wal-Mart Stores, Inc.	123,100	6,579,695

		67,232,484

Software — 1.5%
CA, Inc.	293,800	6,598,748
Electronic Arts, Inc.*	412,800	7,327,200
Microsoft Corp.	209,500	6,387,655

		20,313,603

Telecommunications — 0.9%
Vodafone Group Plc ADR#	541,200	12,496,308

Toys, Games & Hobbies — 0.3%
Hasbro, Inc.	126,900	4,068,414

TOTAL COMMON STOCKS (Cost $705,420,491)		849,319,860

PREFERRED STOCKS — 2.5%
Auto Parts & Equipment — 0.0%
Lear Corp.*	5,853	374,592

Banks — 0.7%
Bank of America Corp. CONV*	619,300	9,239,956

Diversified Financial Services — 0.5%
AMG Capital Trust I CONV#	163,900	6,515,025

Finance — 0.0%
Federal National Mortgage Association CONV*	70	192,500

Food — 0.1%
Heinz (H.J.) Finance Co. 144A @^	15	1,556,250

Housewares — 0.5%
Newell Financial Trust I CONV~	159,100	5,780,580

Insurance — 0.5%
Aspen Insurance Holdings Ltd. CONV	131,475	6,905,067

	Number of Shares	Value†

Oil & Gas — 0.0%
Goodrich Petroleum Corp. CONV	5,543	$241,121

Telecommunications — 0.2%
Crown Castle International Corp. CONV	51,000	3,034,500

TOTAL PREFERRED STOCKS (Cost $41,311,556)		33,839,591

	Par (000)
CORPORATE BONDS — 13.5%
Aerospace & Defense — 0.0%
BAE Systems Holdings, Inc. 144A @^ 6.375%, 06/01/19	$610	656,158

Airlines — 0.2%
American Airlines Pass Through Trust 2009-1A 10.375%, 07/02/19	440	492,800
Continental Airlines, Inc. 9.000%, 07/08/16	1,000	1,070,000
Delta Air Lines, Inc. 7.750%, 12/17/19	890	907,800

		2,470,600

Biotechnology — 0.6%
Millipore Corp. CONV 3.750%, 06/01/26	7,608	7,845,750

Coal — 0.7%
Peabody Energy Corp. 6.875%, 03/15/13	425	429,781
4.750%, 12/15/41 CONV	8,924	9,013,240

		9,443,021

Cosmetics & Personal Care — 0.1%
The Procter & Gamble Co. 5.500%, 02/01/34	785	802,944

Diversified Financial Services — 0.3%
Janus Capital Group, Inc. 6.950%, 06/15/17	1,850	1,743,725
Teco Finance, Inc. 7.000%, 05/01/12	1,675	1,787,617

		3,531,342

Electric — 0.6%
Black Hills Corp. 9.000%, 05/15/14	350	399,143
Calpine Construction Finance Co. LP 144A @ 8.000%, 06/01/16	2,800	2,884,000
Dominion Resources, Inc. 5.200%, 08/15/19	500	507,796
Kansas Gas & Electric Co. 144A @^ 6.700%, 06/15/19	490	544,542
Otter Tail Corp. 9.000%, 12/15/16	890	907,800
Pacific Gas & Electric Co. 1.206%, 06/10/10•	870	873,481

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Public Service Co. of Colorado 5.125%, 06/01/19	$805	$837,367
Virginia Electric & Power Co. 6.000%, 01/15/36	975	1,008,884

		7,963,013

Electrical Components & Equipment — 0.1%
SunPower Corp. CONV 4.750%, 04/15/14	928	1,056,760

Electronics — 0.3%
Agilent Technologies, Inc. 5.500%, 09/14/15	435	455,968
Newport Corp. CONV 2.500%, 02/15/12	3,930	3,591,038

		4,047,006

Environmental Control — 0.0%
Republic Services, Inc. 144A @^ 5.500%, 09/15/19	526	534,128

Food — 0.2%
Kellogg Co. 5.125%, 12/03/12	435	472,089
4.450%, 05/30/16	1,480	1,524,060
Kraft Foods, Inc. 6.125%, 02/01/18	910	956,903

		2,953,052

Forest Products & Paper — 0.1%
Georgia-Pacific LLC 144A @ 8.250%, 05/01/16	800	848,000

Gas — 0.0%
Atmos Energy Corp. 8.500%, 03/15/19	435	528,361

Healthcare Products — 0.2%
Beckman Coulter, Inc. 7.000%, 06/01/19	435	492,969
CareFusion Corp. 144A @^ 6.375%, 08/01/19	875	936,706
Johnson & Johnson 5.950%, 08/15/37	1,655	1,820,215

		3,249,890

Healthcare Services — 0.3%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	3,676	3,386,515

Household Products & Wares — 0.2%
Fortune Brands, Inc. 5.125%, 01/15/11	930	959,194
6.375%, 06/15/14	1,735	1,858,107

		2,817,301

Internet — 0.0%
VeriSign, Inc. CONV 3.250%, 08/15/37	435	386,606

	Par (000)	Value†

Iron & Steel — 0.2%
United States Steel Corp. CONV 4.000%, 05/15/14	$1,206	$2,259,743

Lodging — 0.1%
Hyatt Hotels Corp. 144A @^ 6.875%, 08/15/19	1,090	1,088,755
MGM Mirage @ 10.375%, 05/15/14 144A	300	325,500
11.125%, 11/15/17 144A	375	415,313

		1,829,568

Machinery — Diversified — 0.1%
Roper Industries, Inc. 6.250%, 09/01/19	1,365	1,421,052

Media — 1.0%
CSC Holdings, Inc. 7.625%, 04/01/11	3,625	3,742,813
DIRECTV Holdings LLC 144A @^ 5.875%, 10/01/19	315	320,385
Liberty Media LLC CONV 3.125%, 03/30/23	4,408	4,435,550
Sirius XM Radio, Inc. 144A @ 9.750%, 09/01/15	100	105,250
Time Warner, Inc. 6.875%, 05/01/12	3,310	3,623,599
XM Satellite Radio, Inc. 144A @ 11.250%, 06/15/13	1,150	1,236,250

		13,463,847

Mining — 1.2%
Freeport-McMoRan Copper & Gold, Inc. 3.881%, 04/01/15•	8,150	8,104,197
Newmont Mining Corp. CONV 1.250%, 07/15/14#	1,386	1,729,035
1.625%, 07/15/17	3,006	3,723,682
Teck Resources Ltd.
9.750%, 05/15/14	1,125	1,297,969
10.750%, 05/15/19	800	956,000

		15,810,883

Miscellaneous Manufacturing — 0.2%
Actuant Corp. CONV 2.000%, 11/15/23	272	293,760
Tyco Electronics Group SA 6.000%, 10/01/12	1,750	1,856,753
6.550%, 10/01/17	910	940,905

		3,091,418

Oil & Gas — 0.8%
Anadarko Petroleum Corp. 8.700%, 03/15/19	440	547,323
ConocoPhillips 6.500%, 02/01/39	870	965,563
Devon Energy Corp. 6.300%, 01/15/19	560	623,536
Forest Oil Corp. 144A @ 8.500%, 02/15/14	1,300	1,358,500

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Goodrich Petroleum Corp. CONV 3.250%, 12/01/26	$223	$205,439
Hess Corp. 8.125%, 02/15/19	870	1,049,183
Petrohawk Energy Corp. 10.500%, 08/01/14	75	81,937
Pride International, Inc. 8.500%, 06/15/19	610	704,550
Questar Market Resources, Inc. 6.800%, 03/01/20	440	458,614
Quicksilver Resources, Inc. 11.750%, 01/01/16	1,200	1,362,000
Range Resources Corp. 8.000%, 05/15/19	750	802,500
Shell International Finance BV 6.375%, 12/15/38	1,305	1,471,228
XTO Energy, Inc. 6.500%, 12/15/18	375	428,512
6.750%, 08/01/37	865	1,018,877

		11,077,762

Oil & Gas Services — 0.5%
Oil States International, Inc. CONV 2.375%, 07/01/25	4,889	6,759,043

Packaging and Containers — 0.0%
Ball Corp. 7.375%, 09/01/19	50	51,375
Silgan Holdings, Inc. 7.250%, 08/15/16	375	385,313

		436,688

Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International CONV 4.000%, 11/15/13	2,219	2,651,705

Pipelines — 0.5%
Boardwalk Pipelines LP 5.750%, 09/15/19	870	857,828
Buckeye Partners LP 5.500%, 08/15/19	1,005	1,001,974
Gulfstream Natural Gas System LLC 144A @^ 6.950%, 06/01/16	505	558,095
Magellan Midstream Partners LP 6.550%, 07/15/19	195	211,675
Southeast Supply Header LLC 144A @^ 4.850%, 08/15/14	430	439,052
Spectra Energy Capital LLC 5.650%, 03/01/20	455	459,164
Tennessee Gas Pipeline Co. 8.000%, 02/01/16	100	114,750
The Williams Cos., Inc. 8.125%, 03/15/12	2,800	3,061,699

		6,704,237

	Par (000)	Value†

Real Estate Investment Trusts — 0.6%
GGP LP CONV 144A @¤# 3.980%, 04/15/27	$3,385	$3,207,288
Host Hotels & Resorts LP CONV 144A @^ 2.625%, 04/15/27	5,153	4,830,937

		8,038,225

Retail — 0.8%
Group 1 Automotive, Inc. CONV STEP 2.250%, 06/15/36	6,216	4,763,010
Home Depot, Inc. 4.625%, 08/15/10	218	223,168
5.400%, 03/01/16	2,175	2,276,920
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	2,055,938
Wal-Mart Stores, Inc. 3.200%, 05/15/14	555	565,185
Walgreen Co. 4.875%, 08/01/13	435	467,123

		10,351,344

Semiconductors — 1.8%
Linear Technology Corp. CONV 3.000%, 05/01/27	16,055	16,095,137
Xilinx, Inc. CONV 3.125%, 03/15/37	8,074	7,468,450

		23,563,587

Telecommunications — 1.6%
Alcatel-Lucent USA, Inc. CONV 2.875%, 06/15/25	3,600	3,069,000
CC Holdings GS V LLC 144A @ 7.750%, 05/01/17	3,400	3,621,000
Cellco Partnership 2.869%, 05/20/11•	1,750	1,809,388
3.750%, 05/20/11	615	634,167
Crown Castle International Corp. 9.000%, 01/15/15	500	532,500
Harris Corp. 6.375%, 06/15/19	260	280,743
JDS Uniphase Corp. CONV 1.000%, 05/15/26	5,290	4,522,950
MetroPCS Wireless, Inc. 9.250%, 11/01/14	375	379,688
9.250%, 11/01/14	1,625	1,645,313
SBA Communications Corp. 1.875%, 05/01/13	959	993,140
SBA Telecommunications, Inc. 144A @ 8.000%, 08/15/16	300	313,500
8.250%, 08/15/19	225	238,500
Sprint Capital Corp. 8.375%, 03/15/12	2,650	2,742,750
6.900%, 05/01/19	300	276,000

		21,058,639

TOTAL CORPORATE BONDS (Cost $166,370,291)		181,038,188

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Par (000)	Value†
LOAN AGREEMENTS — 6.6%
Auto Parts & Equipment — 0.1%
Lear Corp.‡ 9.000%, 11/09/14	$295	$296,574
7.500%, 11/30/14	938	940,434

		1,237,008

Biotechnology — 0.0%
Life Technologies Corp.‡ 5.250%, 11/21/15	482	484,284

Chemicals — 0.1%
Ashland, Inc.‡ 7.650%, 05/20/14	484	490,358
Nalco Co.‡ 1.750%, 05/01/16	500	475,415

		965,773

Diversified Financial Services — 0.6%
Nuveen Investment, Inc.‡ 3.281%-3.282%, 11/13/14	4,088	3,573,022
Pinnacle Foods Finance LLC‡
2.985%, 04/02/14	2,494	2,320,101
2.985%, 04/02/14	750	752,940
Universal City Development Partners Ltd.‡ 6.500%, 10/20/14	1,250	1,251,562

		7,897,625

Engineering & Construction — 0.5%
CSC Holdings, Inc.‡
1.254%-1.296%, 02/24/12	1,966	1,901,446
2.004%-2.046%, 03/30/16	4,730	4,620,010

		6,521,456

Food — 0.4%
Wm. Wrigley Jr. Co.‡
2.750%, 12/11/12	3,000	2,999,640
3.000%, 12/11/14	3,000	3,006,840

		6,006,480

Forest Products & Paper — 1.2%
Georgia-Pacific Corp.‡
2.251%, 12/20/10	491	485,002
2.251%-2.256%, 12/20/12	9,000	8,696,655
3.481%-3.506%, 12/23/14	6,483	6,438,606

		15,620,263

Healthcare Products — 0.1%
Butler Schein Animal Health‡ 3.500%, 12/31/15	750	750,000

Healthcare Services — 0.5%
HCA, Inc.‡ 1.751%, 11/18/12	7,035	6,727,688

Holding Companies — 0.2%
Reynolds Group Issuer, Inc.‡ 6.250%, 11/02/15	2,000	2,007,080

Lodging — 0.2%
MGM Mirage‡ 6.000%, 10/03/11	2,796	2,601,983

	Par (000)	Value†

Media — 1.7%
CCO Holding LLC 2.500%, 09/06/14	$500	$454,765
Charter Communications Operating LLC‡
2.000%, 03/06/14	4,987	4,668,640
7.250%, 03/06/14	1,489	1,518,409
Discovery Communications‡
2.251%, 05/14/14	2,468	2,407,683
5.250%, 05/14/14	1,985	1,999,391
Sirius XM Radio, Inc.,‡ 2.563%, 12/20/12	1,247	1,164,210
The Weather Channel, Inc.‡ 7.250%, 07/25/15	9,871	9,945,237

		22,158,335

Miscellaneous Manufacturing — 0.1%
RBS Global, Inc.‡ 2.750%-2.813%, 07/19/13	1,750	1,632,978

Retail — 0.2%
Rite Aid Corp.‡ 1.990%, 06/04/14	3,242	2,860,845

Software — 0.6%
First Data Corp.‡
2.999%-3.001%, 09/24/14	3,491	3,094,940
2.982%-3001%, 09/24/14	6,234	5,528,423

		8,623,363

Telecommunications — 0.1%
Intelsat Corp.‡ 2.735%, 01/03/14	2,000	1,888,580

TOTAL LOAN AGREEMENTS (Cost $84,267,606)		87,983,741

	Number of Shares
WARRANTS — 0.0%
Lear Corp.* (Cost $56,300)	1	98,940

	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
Automatic Data Processing, Inc., $50, 01/16/10*	43	215
Danaher Corp., $80, 01/16/10*	46	460
International Paper Co., $35, 01/16/10*	47	235
Johnson & Johnson, $65, 01/16/10*	141	6,204
Johnson & Johnson, $70, 01/16/10*	87	348
Northrop Grumman Corp., $80, 01/16/10*	17	85
Wellpoint, Inc., $50, 01/16/10*	338	298,454

TOTAL PURCHASED OPTIONS (Cost $387,813)		306,001

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 11.9%
T. Rowe Price Reserve Investment Fund (Cost $159,412,387)	159,412,388	$159,412,388

SECURITIES LENDING COLLATERAL — 2.3%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $31,537,753)	31,537,753	31,537,753

TOTAL INVESTMENTS — 100.0% (Cost $1,188,764,197)		$1,343,536,462

	Number of Contracts
WRITTEN OPTIONS
Call Options
Altria Group, Inc., $20, 01/22/11*	(1,996)	(217,564)
Clorox Co., $65, 01/22/11*	(1,065)	(287,550)
Exxon Mobil Corp., $75, 01/22/11*	(1,746)	(549,990)
Exxon Mobil Corp., $80, 01/22/11*	(833)	(156,604)
General Mills, Inc., $70, 01/16/10*	(384)	(48,000)
Goodrich Corp., $70, 01/22/11*	(1,531)	(765,500)
Heinz (H.J.) Finance Co., $40, 01/16/10*	(2)	(590)
Johnson & Johnson, $70, 01/22/11*	(355)	(74,550)
McDonald’s Corp., $70, 01/22/11*	(1,016)	(204,216)
Microsoft Corp., $22.5, 01/16/10*	(805)	(668,150)
PepsiCo, Inc., $70, 01/22/11*	(1,035)	(160,425)
Pfizer, Inc., $20, 01/22/11*	(10,410)	(1,217,970)
PG&E Corp., $45, 06/19/10*	(400)	(82,000)
Sempra Energy, $50, 01/16/10*	(1,081)	(637,790)
Spectra Energy Corp., $20, 03/20/10*	(1,558)	(155,800)
Stryker Corp., $55, 01/22/11*	(447)	(143,040)
The Procter & Gamble Co., $60, 01/16/10*	(1,564)	(192,372)
The Procter & Gamble Co., $65, 01/22/11*	(1,000)	(321,000)
The Williams Cos., Inc., $20, 01/16/10*	(1,799)	(215,880)
Wal- Mart Stores, Inc., $60, 01/16/10*	(965)	(965)

TOTAL WRITTEN OPTIONS (Premiums $(5,838,310))		(6,099,956)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at December 31, 2009 is $11,465,008.
~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $5,780,580.
¤	Defaulted Security.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2009. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
#	Security position is either entirely or partially on loan.
ADR	— American Depository Receipt.
CONV	— Convertible Security.
LLC	— Limited Liability Company.
LP	— Limited Partnership.
Plc	— Public Limited Company.
STEP	— Step Coupon Bond.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCK
Aerospaced Defense	$53,471,930	$53,471,930	$—	$—
Agriculture	29,656,427	29,656,427	—	—
Auto Parts & Equipment	705,553	705,553	—	—
Banks	70,781,256	70,781,256	—	—
Beverages	19,784,320	19,784,320	—	—
Chemicals	10,649,445	10,649,445	—	—
Commercial Services	17,502,225	17,502,225	—	—
Computers	21,428,330	21,428,330	—	—
Cosmetics & Personal Care	16,405,386	16,405,386	—	—
Distribution & Wholesale	3,659,037	—	3,659,037	—
Diversified Financial Services	10,694,910	10,694,910	—	—
Electric	50,095,931	50,095,931	—	—
Electronics	14,225,141	14,225,141	—	—
Environmental Control	1,735,403	1,735,403	—	—
Food	44,969,728	44,969,728	—	—
Gas	14,349,341	14,349,341	—	—

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

FLEXIBLY MANAGED FUND

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Healthcare Products	$89,910,354	$89,910,354	$—	$—
Household Products & Wares	8,164,020	8,164,020	—	—
Insurance	46,295,543	46,295,543	—	—
Internet	232,815	232,815	—	—
Media	50,594,533	50,594,533	—	—
Miscellaneous Manufacturing	44,817,665	44,817,665	—	—
Oil & Gas	41,868,632	39,470,005	2,398,627	—
Pharmaceuticals	37,741,142	37,741,142	—	—
Pipelines	41,393,605	41,393,605	—	—
Real Estate	4,076,379	4,076,379	—	—
Retail	67,232,484	67,232,484	—	—
Software	20,313,603	20,313,603	—	—
Telecommunications	12,496,308	12,496,308	—	—
Toys, Games & Hobbies	4,068,414	4,068,414	—	—
PREFERRED STOCKS
Auto Parts & Equipment	374,592	374,592	—	—
Banks	9,239,956	9,239,956	—	—
Diversified Financial Services	6,515,025	6,515,025	—	—
Finance	192,500	192,500	—	—
Food	1,556,250	1,556,250	—	—
Housewares	5,780,580	—	5,780,580	—
Insurance	6,905,067	6,905,067	—	—
Oil & Gas	241,121	241,121	—	—
Telecommunications	3,034,500	3,034,500	—	—
CORPORATE BONDS	181,038,188	—	181,038,188	—
LOAN AGREEMENTS	87,983,741	—	87,983,741	—
WARRANTS	98,940	—	98,940	—
PURCHASED OPTIONS	306,001	306,001	—	—
SHORT-TERM INVESTMENTS	159,412,388	159,412,388	—	—
SECURITIES LENDING COLLATERAL	31,537,753	31,537,753	—	—

TOTAL INVESTMENTS	1,343,536,462	1,062,577,349	280,959,113	—

The accompanying notes are an integral part of these financial statements.

LIABILITIES TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(6,099,956)	$(3,182,191)	$(2,917,765)	$—

Total Liabilities	$(6,099,956)	$(3,182,191)	$(2,917,765)	$—

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

BALANCED FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $35,437,611)	4,534,280	$35,911,498

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund (Cost $23,539,301)	2,196,422	23,940,998

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	95,897	95,897
BlackRock Liquidity Funds TempFund - Institutional Shares	95,896	95,896

TOTAL SHORT-TERM INVESTMENTS (Cost $191,793)		191,793

TOTAL INVESTMENTS — 100.0% (Cost $59,168,705)		$60,044,289

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$35,911,498	$35,911,498	$—	$—
AFFILIATED FIXED INCOME FUNDS	23,940,998	23,940,998	—	—
SHORT-TERM INVESTMENTS	191,793	191,793	—	—

TOTAL INVESTMENTS	60,044,289	60,044,289	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — 86.3%
Apparel — 0.6%
NIKE, Inc., Class B#	15,700	$1,037,299

Auto Manufacturers — 0.5%
PACCAR, Inc.#	22,600	819,702

Banks — 6.2%
Bank of America Corp.	21,300	320,778
JPMorgan Chase & Co.	67,600	2,816,892
Morgan Stanley	41,900	1,240,240
Northern Trust Corp.	14,600	765,040
PNC Financial Services Group, Inc.	13,400	707,386
State Street Corp.	8,800	383,152
The Goldman Sachs Group, Inc.	8,800	1,485,792
U.S. Bancorp#	61,000	1,373,110
Wells Fargo & Co.	39,600	1,068,804

		10,161,194

Beverages — 1.0%
PepsiCo, Inc.	26,300	1,599,040

Biotechnology — 2.3%
Celgene Corp.*	12,800	712,704
Gilead Sciences, Inc.*	55,700	2,410,696
Illumina, Inc.*#	7,500	229,875
Vertex Pharmaceuticals, Inc.*	11,900	509,915

		3,863,190

Chemicals — 1.6%
Monsanto Co.	10,600	866,550
Praxair, Inc.	22,100	1,774,851

		2,641,401

Commercial Services — 5.3%
Automatic Data Processing, Inc.	21,100	903,502
Cielo S.A.	50,300	443,195
Mastercard, Inc., Class A#	7,100	1,817,458
The Western Union Co.	66,500	1,253,525
Visa, Inc., Class A#	50,200	4,390,492

		8,808,172

Computers — 7.4%
Accenture Plc, Class A#	35,200	1,460,800
Apple, Inc.*	43,700	9,214,582
Hewlett-Packard Co.	10,900	561,459
International Business Machines Corp.	8,000	1,047,200

		12,284,041

Cosmetics & Personal Care — 0.7%
The Procter & Gamble Co.	19,612	1,189,075

Distribution & Wholesale — 0.3%
Fastenal Co.#	11,200	466,368

Diversified Financial Services — 5.0%
American Express Co.	31,500	1,276,380
BlackRock, Inc.#	2,100	487,620
CME Group, Inc.	2,200	739,090
Franklin Resources, Inc.#	11,500	1,211,525
IntercontinentalExchange, Inc.*	9,400	1,055,620
Invesco Ltd.	60,600	1,423,494

	Number of Shares	Value†

Diversified Financial Services — (continued)
TD Ameritrade Holding Corp.*	41,000	$794,580
The Charles Schwab Corp.	66,800	1,257,176

		8,245,485

Electronics — 1.0%
Dolby Laboratories, Inc., Class A*	23,900	1,140,747
Toshiba Corp.*	80,000	443,908

		1,584,655

Engineering & Construction — 0.3%
McDermott International, Inc.*	23,000	552,230

Environmental Control — 0.4%
Republic Services, Inc.	22,200	628,482

Food — 0.4%
Nestle S.A.	12,734	618,027

Healthcare Products — 1.4%
Covidien Plc	1,750	83,807
Intuitive Surgical, Inc.*	4,600	1,395,272
Stryker Corp.	17,400	876,438

		2,355,517

Healthcare Services — 0.3%
WellPoint, Inc.*	7,300	425,517

Insurance — 0.5%
Sun Life Financial, Inc.	25,700	743,343

Internet — 11.3%
Amazon.com, Inc.*	34,900	4,694,748
Baidu, Inc. ADR*	2,600	1,069,198
Expedia, Inc.*	37,377	960,963
Google, Inc., Class A*	13,600	8,431,728
McAfee, Inc.*	26,000	1,054,820
priceline.com, Inc.*#	3,000	655,500
Tencent Holdings Ltd.	84,900	1,836,198

		18,703,155

Leisure Time — 0.2%
Carnival Corp.*	9,700	307,393

Lodging — 0.9%
Marriott International, Inc., Class A#	44,997	1,226,168
MGM Mirage*	17,600	160,512
Wynn Macau Ltd.*	132,800	163,573

		1,550,253

Machinery — Diversified — 0.6%
Deere & Co.	10,000	540,900
Rockwell Automation, Inc.#	11,100	521,478

		1,062,378

Media — 1.5%
The McGraw-Hill Cos., Inc.#	36,500	1,223,115
The Walt Disney Co.	36,400	1,173,900

		2,397,015

Metal Fabricate/Hardware — 0.9%
Precision Castparts Corp.	13,800	1,522,830

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 0.9%
Agnico-Eagle Mines Ltd.	6,500	$351,000
BHP Billiton Ltd.	31,481	1,204,671

		1,555,671

Miscellaneous Manufacturing — 3.3%
3M Co.	12,800	1,058,176
Danaher Corp.	57,700	4,339,040

		5,397,216

Oil & Gas — 3.4%
EOG Resources, Inc.	11,800	1,148,140
Exxon Mobil Corp.	7,000	477,330
Murphy Oil Corp.	12,900	699,180
Petroleo Brasileiro S.A. Sponsored ADR	45,500	1,928,745
Suncor Energy, Inc.#	40,400	1,426,524

		5,679,919

Oil & Gas Services — 2.1%
Cameron International Corp.*	22,900	957,220
Schlumberger Ltd.	36,200	2,356,258
Smith International, Inc.	5,400	146,718

		3,460,196

Pharmaceuticals — 7.3%
Allergan, Inc.	29,400	1,852,494
Express Scripts, Inc.*	33,100	2,861,495
McKesson Corp.	20,400	1,275,000
Medco Health Solutions, Inc.*	79,500	5,080,845
Teva Pharmaceutical Industries Ltd. ADR#	16,800	943,824

		12,013,658

Retail — 5.2%
AutoZone, Inc.*	11,200	1,770,384
CarMax, Inc.*#	31,600	766,300
Costco Wholesale Corp.#	19,000	1,124,230
Kohl’s Corp.*	14,600	787,378
Lowe’s Cos., Inc.	56,100	1,312,179
O’Reilly Automotive, Inc.*#	13,000	495,560
Starbucks Corp.*	66,700	1,538,102
Yum! Brands, Inc.	22,100	772,837

		8,566,970

Semiconductors — 2.1%
Broadcom Corp., Class A*	23,600	742,220
Intel Corp.	36,900	752,760
Marvell Technology Group Ltd.*#	79,400	1,647,550
Samsung Electronics Co. Ltd.	542	371,773

		3,514,303

Software — 2.6%
Autodesk, Inc.*#	26,500	673,365
Microsoft Corp.	91,475	2,789,073
Salesforce.com, Inc.*	10,500	774,585

		4,237,023

	Number of Shares	Value†

Telecommunications — 7.5%
American Tower Corp., Class A*	56,100	$2,424,081
Cisco Systems, Inc.*	76,100	1,821,834
Crown Castle International Corp.*	85,100	3,322,304
Juniper Networks, Inc.*	52,900	1,410,843
Leap Wireless International, Inc.*#	12,300	215,865
MetroPCS Communications, Inc.*#	33,100	252,553
QUALCOMM, Inc.	61,500	2,844,990

		12,292,470

Transportation — 1.3%
Expeditors International of Washington, Inc.	26,900	934,237
FedEx Corp.	10,700	892,915
Union Pacific Corp.#	4,000	255,600

		2,082,752

TOTAL COMMON STOCKS (Cost $116,273,783)		142,365,940

PREFERRED STOCKS — 0.3%
Banks — 0.3%
Bank of America Corp. CONV (Cost $559,500)	37,300	556,516

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	779,655	779,655
BlackRock Liquidity Funds TempFund - Institutional Shares	779,654	779,654
T. Rowe Price Reserve Investment Fund	47,589	47,589

TOTAL SHORT-TERM INVESTMENTS (Cost $1,606,898)		1,606,898

SECURITIES LENDING COLLATERAL — 12.4%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $20,418,367)	20,418,367	20,418,367

TOTAL INVESTMENTS — 100.0% (Cost $138,858,548)		$164,947,721

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.
ADR	— American Depository Receipt.
CONV	— Convertible Security.
Plc	— Public Limited Company.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE GROWTH STOCK FUND

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	89.6%	$147,855,327
China	1.8%	2,905,396
Canada	1.5%	2,520,867
Brazil	1.5%	2,371,940
France	1.4%	2,356,258
Bermuda	1.0%	1,647,550
Ireland	0.9%	1,544,607
Australia	0.7%	1,204,671
Israel	0.6%	943,824
Switzerland	0.4%	618,027
Japan	0.3%	443,908
South Korea	0.2%	371,773
Cayman Islands	0.1%	163,573

	100.0%	$164,947,721

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$1,037,299	$1,037,299	$—	$—
Auto Manufacturers	819,702	819,702	—	—
Bank	10,161,194	10,161,194	—	—
Beverages	1,599,040	1,599,040	—	—
Biotechnology	3,863,190	3,863,190	—	—
Chemical	2,641,401	2,641,401	—	—
Commercial Services	8,808,172	8,808,172	—	—
Computers	12,284,041	12,284,041	—	—
Cosmetics & Personal Care	1,189,075	1,189,075	—	—
Distribution & Wholesale	466,368	466,368	—	—
Diversified Financial Services	8,245,485	8,245,485	—	—
Electronics	1,584,655	1,140,747	443,908	—
Engineering & Construction	552,230	552,230	—	—
Environmental Control	628,482	628,482	—	—
Food	618,027	—	618,027	—
Healthcare Products	2,355,517	2,355,517	—	—
Healthcare Services	425,517	425,517	—	—
Insurance	743,343	743,343	—	—
Internet	18,703,155	16,866,957	1,836,198	—
Leisure Time	307,393	307,393	—	—
Lodging	1,550,253	1,550,253	—	—
Machinery — Diversified	1,062,378	1,062,378	—	—
Media	2,397,015	2,397,015	—	—
Metal Fabricate/Hardware	1,522,830	1,522,830	—	—
Mining	1,555,671	351,000	1,204,671	—
Miscellaneous Manufacturing	5,397,216	5,397,216	—	—
Oil& Gas	5,679,919	5,679,919	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Oil & Gas Services	$3,460,196	$3,460,196	$—	$—
Pharmaceuticals	12,013,658	12,013,658	—	—
Retail	8,566,970	8,566,970	—	—
Semiconductors	3,514,303	3,142,530	371,773	—
Software	4,237,023	4,237,023	—	—
Telecommunications	12,292,470	12,292,470	—	—
Transportation	2,082,752	2,082,752	—	—
PREFERRED STOCKS	556,516	556,516	—	—
SHORT-TERM INVESTMENTS	1,606,898	1,606,898	—	—
SECURITIES LENDING COLLATERAL	20,418,367	20,418,367	—	—

TOTAL INVESTMENTS	164,947,721	160,473,144	4,474,577	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 76.1%
Agriculture — 1.0%
Archer-Daniels-Midland Co.	11,550	$361,631
Apparel — 1.2%
Coach, Inc.	4,900	178,997
NIKE, Inc., Class B#	3,690	243,798

		422,795

Banks — 1.7%
Fifth Third Bancorp	17,740	172,965
The Goldman Sachs Group, Inc.#	2,540	428,854

		601,819

Beverages — 2.2%
PepsiCo, Inc.	13,230	804,384

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	3,350	163,547
Gilead Sciences, Inc.*	10,080	436,262

		599,809

Chemicals — 1.0%
Monsanto Co.	4,398	359,537

Commercial Services — 2.8%
Manpower, Inc.	2,090	114,072
Mastercard, Inc., Class A#	1,350	345,573
Visa, Inc., Class A#	6,280	549,249

		1,008,894

Computers — 3.8%
Apple, Inc.*#	6,449	1,359,836

Cosmetics & Personal Care — 2.0%
Avon Products, Inc.	9,430	297,045
Colgate-Palmolive Co.#	5,030	413,214

		710,259

Diversified Financial Services — 5.3%
BlackRock, Inc.#	2,170	503,874
Fortress Investment Group LLC, Class A*#	36,040	160,378
IntercontinentalExchange, Inc.*	2,300	258,290
T. Rowe Price Group, Inc.#	9,640	513,330
The Charles Schwab Corp.	25,850	486,497

		1,922,369

Electronics — 0.5%
Waters Corp.*	3,210	198,892

Entertainment — 0.5%
International Game Technology	10,000	187,700

Food — 0.6%
Whole Foods Market, Inc.*#	8,060	221,247

Healthcare Products — 2.1%
Alcon, Inc.	2,210	363,213
Intuitive Surgical, Inc.*	1,250	379,150

		742,363

	Number of Shares	Value†

Healthcare Services — 0.5%
UnitedHealth Group, Inc.	6,570	$200,254

Home Builders — 1.2%
Pulte Homes, Inc.*	42,070	420,700

Insurance — 0.7%
Hartford Financial Services Group, Inc.	11,740	273,072

Internet — 5.5%
Amazon.com, Inc.*#	5,860	788,287
F5 Networks, Inc.*#	4,520	239,469
Google, Inc., Class A*	1,568	972,129

		1,999,885

Leisure Time — 0.6%
Harley-Davidson, Inc.#	8,000	201,600

Lodging — 1.0%
Las Vegas Sands Corp.*#	11,220	167,627
Starwood Hotels & Resorts Worldwide, Inc.#	5,560	203,329

		370,956

Machinery — Construction & Mining — 1.4%
Caterpillar, Inc.	4,770	271,842
Joy Global, Inc.	4,850	250,212

		522,054

Machinery — Diversified — 0.6%
Cummins, Inc.#	4,410	202,243

Media — 1.0%
Cablevision Systems Corp., Class A	13,590	350,894

Mining — 2.1%
Alcoa, Inc.#	26,030	419,604
Rio Tinto Plc ADR	1,600	344,624

		764,228

Oil & Gas — 6.8%
Occidental Petroleum Corp.	6,530	531,215
PetroHawk Energy Corp.*	18,940	454,371
Petroleo Brasileiro S.A. ADR	11,140	531,155
Questar Corp.	7,170	298,057
Southwestern Energy Co.*	9,180	442,476
Transocean Ltd.	2,220	183,816

		2,441,090

Oil & Gas Services — 2.9%
Cameron International Corp.*	11,768	491,902
Weatherford International Ltd.	30,500	546,255

		1,038,157

Pharmaceuticals — 4.0%
Allergan, Inc.	3,130	197,221
Express Scripts, Inc.*	4,290	370,871
McKesson Corp.	4,220	263,750
Pfizer, Inc.	22,410	407,638
Teva Pharmaceutical Industries Ltd. ADR#	3,430	192,697

		1,432,177

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pipelines — 0.7%
Enbridge, Inc.	5,780	$267,152

Real Estate — 0.7%
CB Richard Ellis Group, Inc., Class A*#	18,960	257,287

Retail — 2.5%
CVS Caremark Corp.	12,072	388,839
Guess?, Inc.	4,224	178,675
Lowe’s Cos., Inc.	14,650	342,664

		910,178

Semiconductors — 6.9%
Applied Materials, Inc.	37,310	520,101
ASML Holding N.V.	17,080	582,257
Broadcom Corp., Class A*	12,140	381,803
Lam Research Corp.*	13,170	516,396
Micron Technology, Inc.*#	44,700	472,032

		2,472,589

Software — 2.0%
Cerner Corp.*#	3,860	318,218
MSCI, Inc., Class A*	4,560	145,008
Salesforce.com, Inc.*	3,570	263,359

		726,585

Telecommunications — 8.6%
Alcatel-Lucent ADR*	64,330	213,576
America Movil S.A.B. de CV, Series L ADR	6,330	297,383
China Unicom (Hong Kong) Ltd. ADR	23,650	310,052
Cisco Systems, Inc.*	42,080	1,007,395
Juniper Networks, Inc.*	8,700	232,029
Millicom International Cellular S.A.	4,170	307,621
QUALCOMM, Inc.	15,725	727,438

		3,095,494

TOTAL COMMON STOCKS (Cost $22,424,838)		27,448,130

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	307,812	$307,812
BlackRock Liquidity Funds TempFund - Institutional Shares	307,812	307,812

TOTAL SHORT-TERM INVESTMENTS (Cost $615,624)		615,624

SECURITIES LENDING COLLATERAL — 22.2%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $7,988,395)	7,988,395	7,988,395

TOTAL INVESTMENTS — 100.0% (Cost $31,028,857)		$36,052,149

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

LLC — Limited Liability Company.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$27,448,130	$27,448,130	$—	$—
SHORT-TERM INVESTMENTS	615,624	615,624	—	—
SECURITIES LENDING COLLATERAL	7,988,395	7,988,395	—	—

TOTAL INVESTMENTS	36,052,149	36,052,149	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 83.8%
Airlines — 1.4%
Delta Air Lines, Inc.*	183,530	$2,088,571

Apparel — 1.3%
Coach, Inc.	53,840	1,966,775

Auto Manufacturers — 1.0%
Ford Motor Co.*#	154,310	1,543,100

Banks — 2.5%
Bank of America Corp.	154,580	2,327,975
JPMorgan Chase & Co.	34,790	1,449,699

		3,777,674

Biotechnology — 1.5%
Celgene Corp.*	20,491	1,140,939
Gilead Sciences, Inc.*	27,557	1,192,667

		2,333,606

Chemicals — 1.8%
Air Products & Chemicals, Inc.	33,260	2,696,056

Coal — 0.8%
Peabody Energy Corp.	28,329	1,280,754

Commercial Services — 3.5%
Alliance Data Systems Corp.*#	28,972	1,871,302
Mastercard, Inc., Class A#	13,350	3,417,333

		5,288,635

Computers — 6.5%
Apple, Inc.*	30,470	6,424,904
EMC Corp.*	117,060	2,045,038
NetApp, Inc.*	38,410	1,320,920

		9,790,862

Cosmetics & Personal Care — 2.2%
Avon Products, Inc.	107,370	3,382,155

Diversified Financial Services — 2.1%
American Express Co.	51,490	2,086,375
Invesco Ltd.	49,300	1,158,057

		3,244,432

Electronics — 1.5%
Amphenol Corp., Class A#	28,190	1,301,814
Thermo Fisher Scientific, Inc.*	20,673	985,896

		2,287,710

Engineering & Construction — 1.2%
Foster Wheeler AG*	59,280	1,745,203

Healthcare Products — 2.0%
Baxter International, Inc.	13,740	806,263
Covidien Plc	44,790	2,144,993

		2,951,256

Healthcare Services — 0.9%
UnitedHealth Group, Inc.	45,010	1,371,905

	Number of Shares	Value†

Internet — 10.6%
Amazon.com, Inc.*	21,160	$2,846,443
eBay, Inc.*	77,720	1,829,529
Equinix, Inc.*#	21,180	2,248,257
Expedia, Inc.*	47,540	1,222,253
Google, Inc., Class A*	8,810	5,462,024
Yahoo!, Inc.*	141,690	2,377,558

		15,986,064

Machinery — Diversified — 1.1%
Rockwell Automation, Inc.#	35,110	1,649,468

Media — 2.2%
DIRECTV, Class A*#	101,420	3,382,357

Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	14,535	1,167,015

Miscellaneous Manufacturing — 3.9%
Illinois Tool Works, Inc.#	39,440	1,892,726
Ingersoll-Rand Plc#	61,316	2,191,434
Tyco International Ltd.	52,340	1,867,491

		5,951,651

Oil & Gas — 4.1%
Noble Corp.#	35,310	1,437,117
Noble Energy, Inc.	27,470	1,956,414
Suncor Energy, Inc.	36,310	1,282,106
Transocean Ltd.*	17,550	1,453,140

		6,128,777

Pharmaceuticals — 4.6%
Express Scripts, Inc.*	29,240	2,527,798
Medco Health Solutions, Inc.*	30,030	1,919,217
Teva Pharmaceutical Industries Ltd. ADR#	46,003	2,584,449

		7,031,464

Retail — 3.2%
Best Buy Co., Inc.	49,930	1,970,238
Costco Wholesale Corp.#	19,990	1,182,808
TJX Cos., Inc.	45,950	1,679,473

		4,832,519

Semiconductors — 6.3%
Broadcom Corp., Class A*	66,735	2,098,816
Marvell Technology Group Ltd.*	96,560	2,003,620
Micron Technology, Inc.*#	258,860	2,733,561
Texas Instruments, Inc.#	102,900	2,681,574

		9,517,571

Software — 6.5%
Microsoft Corp.	203,700	6,210,813
Oracle Corp.	149,480	3,668,239

		9,879,052

Telecommunications — 10.3%
American Tower Corp., Class A*	63,766	2,755,329
Cisco Systems, Inc.*	173,900	4,163,166
Juniper Networks, Inc.*	119,070	3,175,597

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Motorola, Inc.*	423,586	$3,287,027
QUALCOMM, Inc.	47,674	2,205,399

		15,586,518

TOTAL COMMON STOCKS (Cost $108,539,827)		126,861,150

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	158,509	158,509
BlackRock Liquidity Funds TempFund - Institutional Shares	158,509	158,509

TOTAL SHORT-TERM INVESTMENTS (Cost $317,018)		317,018

SECURITIES LENDING COLLATERAL — 16.0%
BlackRock Liquidity Funds TempFund -Institutional Shares 0.104%, 01/04/2010 (Cost $24,245,839)	24,245,839	24,245,839

TOTAL INVESTMENTS — 100.0% (Cost $133,102,684)		$151,424,007

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$126,861,150	$126,861,150	$—	$—
SHORT-TERM INVESTMENTS	317,018	317,018	—	—
SECURITIES LENDING COLLATERAL	24,245,839	24,245,839	—	—

TOTAL INVESTMENTS	151,424,007	151,424,007	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 90.8%
Aerospace & Defense — 1.0%
Lockheed Martin Corp.	20,000	$1,507,000

Auto Manufacturers — 3.1%
Navistar International Corp.*	118,240	4,569,976

Banks — 12.4%
Bank of America Corp.	150,990	2,273,909
Comerica, Inc.	24,300	718,551
JPMorgan Chase & Co.	156,310	6,513,438
Morgan Stanley	141,220	4,180,112
The Goldman Sachs Group, Inc.	15,710	2,652,476
Wells Fargo & Co.	73,440	1,982,146

		18,320,632

Beverages — 1.3%
Molson Coors Brewing Co., Class B	41,840	1,889,494

Chemicals — 3.9%
Celanese Corp., Series A	87,100	2,795,910
Potash Corp. of Saskatchewan, Inc.	27,600	2,994,600

		5,790,510

Coal — 2.0%
Consol Energy, Inc.	60,500	3,012,900

Computers — 2.4%
Dell, Inc.*	243,690	3,499,388

Electric — 4.3%
Edison International	81,320	2,828,310
Exelon Corp.	42,230	2,063,780
PG&E Corp.#	33,400	1,491,310

		6,383,400

Electrical Components & Equipment — 1.9%
General Cable Corp.*#	92,400	2,718,408

Food — 1.8%
The Kroger Co.	130,580	2,680,807

Healthcare Products — 2.1%
Covidien Plc	64,210	3,075,017

Healthcare Services — 2.4%
Aetna, Inc.	111,810	3,544,377

Insurance — 6.7%
ACE Ltd.*	38,720	1,951,488
Assurant, Inc.	68,240	2,011,715
Everest Re Group Ltd.	23,620	2,023,762
MetLife, Inc.	73,710	2,605,648
The Allsate Corp.	45,200	1,357,808

		9,950,421

Media — 7.4%
Comcast Corp., Class A	39,700	669,342
News Corp., Class A	233,524	3,196,944

	Number of Shares	Value†

Media — (continued)
Time Warner Cable, Inc.*#	95,816	$3,965,824
Viacom, Inc., Class B*	102,800	3,056,244

		10,888,354

Mining — 1.0%
Xstrata Plc ADR*#	389,800	1,422,770

Miscellaneous Manufacturing — 3.5%
Tyco International Ltd.*	144,400	5,152,192

Oil & Gas — 12.9%
Apache Corp.#	41,940	4,326,950
Chevron Corp.	90,870	6,996,081
EOG Resources, Inc.	8,400	817,320
Exxon Mobil Corp.	44,610	3,041,956
Marathon Oil Corp.	123,400	3,852,548

		19,034,855

Pharmaceuticals — 6.6%
Biovail Corp.#	101,640	1,418,894
Merck & Co., Inc.	125,430	4,583,212
Pfizer, Inc.	203,331	3,698,591

		9,700,697

Retail — 3.8%
AerCap Holdings N.V.*#	38,600	349,716
Bed Bath & Beyond, Inc.*	40,150	1,550,995
Brinker International, Inc.	51,600	769,872
Dollar General Corp.*#	3,560	79,851
Walgreen Co.	77,470	2,844,698

		5,595,132

Software — 2.1%
Oracle Corp.	126,950	3,115,353

Telecommunications — 6.6%
AT&T, Inc.	162,947	4,567,405
Motorola, Inc.*	521,390	4,045,986
QUALCOMM, Inc.	13,820	639,313
Sprint Nextel Corp.*#	133,560	488,830

		9,741,534

Textiles — 0.5%
Mohawk Industries, Inc.*#	16,700	794,920

Trucking and Leasing — 1.1%
Aircastle Ltd.#	129,430	1,274,886
Genesis Lease Ltd. ADR	39,100	349,163

		1,624,049

TOTAL COMMON STOCKS (Cost $118,687,079)		134,012,186

PREFERRED STOCKS — 1.8%
Banks — 1.8%
Bank of America Corp. CONV (Cost $2,700,000)	180,000	2,685,600

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 4.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	3,066,889	$3,066,889
BlackRock Liquidity Funds TempFund - Institutional Shares	3,066,889	3,066,889
TOTAL SHORT-TERM INVESTMENTS (Cost $6,133,778)		6,133,778

SECURITIES LENDING COLLATERAL — 3.3%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $4,825,273)	4,825,273	4,825,273

TOTAL INVESTMENTS — 100.0% (Cost $132,346,130)		$147,656,837

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

CONV — Convertible Security.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$134,012,186	$134,012,186	$—	$—
PREFERRED STOCKS	2,685,600	2,685,600	—	—
SHORT-TERM INVESTMENTS	6,133,778	6,133,778	—	—
SECURITIES LENDING COLLATERAL	4,825,273	4,825,273	—	—

TOTAL INVESTMENTS	147,656,837	147,656,837	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 85.0%
Aerospace & Defense — 3.0%
General Dynamics Corp.	24,638	$1,679,572
United Technologies Corp.	49,121	3,409,489

		5,089,061

Apparel — 1.2%
NIKE, Inc., Class B#	30,904	2,041,827

Auto Manufacturers — 0.6%
PACCAR, Inc.#	26,295	953,720

Banks — 13.7%
Bank of America Corp.	233,960	3,523,438
Capital One Financial Corp.	46,924	1,799,066
Fifth Third Bancorp	70,296	685,386
JPMorgan Chase & Co.	92,554	3,856,725
Northern Trust Corp.	27,535	1,442,834
PNC Financial Services Group, Inc.#	55,469	2,928,209
The Goldman Sachs Group, Inc.	18,730	3,162,373
U.S. Bancorp#	75,194	1,692,617
Wells Fargo & Co.	137,470	3,710,315

		22,800,963

Beverages — 1.1%
PepsiCo, Inc.	30,517	1,855,434

Biotechnology — 0.7%
Amgen, Inc.*	19,713	1,115,164

Chemicals — 0.8%
Air Products & Chemicals, Inc.	16,520	1,339,111

Coal — 0.7%
Peabody Energy Corp.	25,444	1,150,323

Commercial Services — 0.9%
Mastercard, Inc., Class A#	5,877	1,504,394

Computers — 3.5%
Hewlett-Packard Co.	65,548	3,376,378
International Business Machines Corp.	18,296	2,394,946

		5,771,324

Diversified Financial Services — 0.9%
American Express Co.	37,550	1,521,526
Electric — 3.6%
American Electric Power Co., Inc.	66,927	2,328,390
PG&E Corp.	33,529	1,497,070
Public Service Enterprise Group, Inc.	31,664	1,052,828
Southern Co.	33,677	1,122,118

		6,000,406

Electrical Components & Equipment — 0.5%
Emerson Electric Co.	18,761	799,219

Electronics — 0.5%
Thermo Fisher Scientific, Inc.*	18,652	889,514

Environmental Control — 1.3%
Waste Management, Inc.	65,524	2,215,366

	Number of Shares	Value†

Food — 2.4%
Kellogg Co.	23,113	$1,229,612
Nestle SA ADR	58,927	2,849,120

		4,078,732

Healthcare Products — 1.0%
Boston Scientific Corp.*	92,564	833,076
Covidien Plc	18,138	868,629

		1,701,705

Healthcare Services — 0.5%
UnitedHealth Group, Inc.	28,038	854,598

Insurance — 3.6%
Lincoln National Corp.	40,833	1,015,925
MetLife, Inc.	39,664	1,402,122
Prudential Financial, Inc.	59,304	2,950,967
The Travelers Cos., Inc.	14,400	717,984

		6,086,998

Iron & Steel — 0.8%
United States Steel Corp.#	24,945	1,374,968

Leisure Time — 0.6%
Carnival Corp.*	29,795	944,203

Machinery — Construction & Mining — 0.6%
Caterpillar, Inc.	16,907	963,530

Machinery — Diversified — 0.6%
Deere & Co.	16,962	917,475

Media — 0.5%
The Walt Disney Co.	26,453	853,109

Mining — 2.1%
BHP Billiton Ltd. ADR#	23,352	1,788,296
Freeport-McMoRan Copper & Gold, Inc.	21,930	1,760,760

		3,549,056

Miscellaneous Manufacturing — 1.7%
General Electric Co.	121,982	1,845,588
Tyco International Ltd.	28,147	1,004,285

		2,849,873

Oil & Gas — 15.4%
Anadarko Petroleum Corp.	52,496	3,276,800
Apache Corp.	34,807	3,591,038
Chevron Corp.	49,851	3,838,029
Exxon Mobil Corp.	49,715	3,390,066
Hess Corp.	49,167	2,974,604
Occidental Petroleum Corp.	46,484	3,781,473
Total SA ADR	36,412	2,331,825
Transocean Ltd.*	20,274	1,678,687
XTO Energy, Inc.	17,572	817,625

		25,680,147

Oil & Gas Services — 1.0%
Halliburton Co.	52,948	1,593,205

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 5.3%
Abbott Laboratories	38,221	$2,063,552
Bristol-Myers Squibb Co.#	50,879	1,284,695
Merck & Co., Inc.	61,086	2,232,082
Pfizer, Inc.	177,951	3,236,929

		8,817,258

Retail — 7.2%
Best Buy Co., Inc.	69,369	2,737,301
McDonald’s Corp.	56,303	3,515,559
Staples, Inc.#	79,215	1,947,897
Target Corp.	29,755	1,439,249
TJX Cos., Inc.	33,534	1,225,668
Wal-Mart Stores, Inc.	21,941	1,172,746

		12,038,420

Semiconductors — 1.1%
Applied Materials, Inc.	59,504	829,486
Intel Corp.	49,372	1,007,189

		1,836,675

Software — 1.5%
Microsoft Corp.	56,890	1,734,576
Oracle Corp.	32,412	795,391

		2,529,967

Telecommunications — 5.0%
AT&T, Inc.	123,000	3,447,690
Cisco Systems, Inc.*	40,329	965,476
Telefonaktiebolaget LM Ericsson ADR#	101,340	931,315
Verizon Communications, Inc.	89,987	2,981,269

		8,325,750

Transportation — 1.1%
Union Pacific Corp.#	28,153	1,798,977

TOTAL COMMON STOCKS (Cost $124,238,009)		141,841,998

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Apartments — 0.8%
AvalonBay Communities, Inc.	16,566	1,360,234

Mixed Industrial/Office — 0.8%
Vornado Realty Trust#	19,561	1,368,096

Office Property — 0.5%
Boston Properties, Inc.#	12,383	830,528

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,533,772)		3,558,858

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,396,069	$2,396,069
BlackRock Liquidity Funds TempFund - Institutional Shares	2,396,069	2,396,069

TOTAL SHORT-TERM INVESTMENTS (Cost $4,792,138)		4,792,138

SECURITIES LENDING COLLATERAL — 10.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $16,675,615)	16,675,615	16,675,615

TOTAL INVESTMENTS — 100.0% (Cost $148,239,534)		$166,868,609

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$141,841,998	$141,841,998	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,558,858	3,558,858	—	—
SHORT-TERM INVESTMENTS	4,792,138	4,792,138	—	—
SECURITIES LENDING COLLATERAL	16,675,615	16,675,615	—	—

TOTAL INVESTMENTS	166,868,609	166,868,609	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — 88.1%
Advertising — 0.1%
Interpublic Group of Cos., Inc.*	12,834	$94,715
Omnicom Group, Inc.	7,667	300,163

		394,878

Aerospace & Defense — 2.0%
General Dynamics Corp.	9,697	661,045
Goodrich Corp.	3,147	202,195
L-3 Communications Holdings, Inc.	2,900	252,155
Lockheed Martin Corp.	8,109	611,013
Northrop Grumman Corp.	7,692	429,598
Raytheon Co.#	9,576	493,356
Rockwell Collins, Inc.	3,945	218,395
The Boeing Co.	18,103	979,915
United Technologies Corp.	23,342	1,620,168

		5,467,840

Agriculture — 1.6%
Altria Group, Inc.	51,578	1,012,476
Archer-Daniels-Midland Co.	15,999	500,929
Lorillard, Inc.	3,903	313,138
Philip Morris International, Inc.	47,171	2,273,170
Reynolds American, Inc.	4,151	219,878

		4,319,591

Airlines — 0.1%
Southwest Airlines Co.	17,817	203,648

Apparel — 0.4%
Coach, Inc.	7,677	280,441
NIKE, Inc., Class B#	9,823	649,006
Polo Ralph Lauren Corp.#	1,428	115,639
V.F. Corp.	2,108	154,390

		1,199,476

Auto Manufacturers — 0.4%
Ford Motor Co.*#	81,067	810,670
PACCAR, Inc.#	9,244	335,280

		1,145,950

Auto Parts & Equipment — 0.2%
Johnson Controls, Inc.	16,911	460,656
The Goodyear Tire & Rubber Co.*	5,606	79,044

		539,700

Banks — 7.8%
Bank of America Corp.	246,535	3,712,817
BB&T Corp.#	17,199	436,339
Capital One Financial Corp.	11,141	427,146
Citigroup, Inc.	482,622	1,597,479
Comerica, Inc.	3,844	113,667
Fifth Third Bancorp	18,546	180,823
First Horizon National Corp.*	5,765	77,251
Huntington Bancshares, Inc.	16,565	60,462
JPMorgan Chase & Co.	97,764	4,073,826
KeyCorp	21,599	119,874
M&T Bank Corp.#	1,908	127,626
Marshall & Ilsley Corp.	13,671	74,507

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	33,463	$990,505
Northern Trust Corp.	5,747	301,143
People’s United Financial, Inc.*	9,000	150,300
PNC Financial Services Group, Inc.	11,683	616,746
Regions Financial Corp.	26,994	142,798
State Street Corp.	12,147	528,880
SunTrust Banks, Inc.#	11,788	239,178
The Bank of New York Mellon Corp.#	29,580	827,353
The Goldman Sachs Group, Inc.	12,643	2,134,644
U.S. Bancorp	47,656	1,072,737
Wells Fargo & Co.	126,737	3,420,632
Zions Bancorporation#	2,904	37,258

		21,463,991

Beverages — 2.3%
Brown-Forman Corp., Class B#	2,462	131,889
Coca-Cola Enterprises, Inc.	7,928	168,074
Constellation Brands, Inc., Class A*	5,023	80,016
Dr. Pepper Snapple Group, Inc.	6,000	169,800
Molson Coors Brewing Co., Class B	3,738	168,808
PepsiCo, Inc.	38,633	2,348,887
The Coca-Cola Co.	57,485	3,276,645
The Pepsi Bottling Group, Inc.	3,548	133,050

		6,477,169

Biotechnology — 1.5%
Amgen, Inc.*	25,101	1,419,964
Biogen Idec, Inc.*#	7,133	381,615
Celgene Corp.*	11,628	647,447
Genzyme Corp.*	6,730	329,837
Gilead Sciences, Inc.*	22,449	971,593
Life Technologies Corp.*	4,459	232,894
Millipore Corp.*	1,277	92,391

		4,075,741

Building Materials — 0.0%
Masco Corp.	8,877	122,591

Chemicals — 1.8%
Air Products & Chemicals, Inc.	5,321	431,320
Airgas, Inc.	2,000	95,200
CF Industries Holdings, Inc.	1,200	108,936
E.I. du Pont de Nemours & Co.	22,323	751,615
Eastman Chemical Co.	1,991	119,938
Ecolab, Inc.	6,033	268,951
FMC Corp.	1,800	100,368
International Flavors & Fragrances, Inc.	2,075	85,366
Monsanto Co.	13,637	1,114,825
PPG Industries, Inc.	4,010	234,745
Praxair, Inc.	7,526	604,413
Sigma-Aldrich Corp.#	3,222	162,808
The Dow Chemical Co.#	28,504	787,566
The Sherwin-Williams Co.#	2,434	150,056

		5,016,107

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — 0.2%
Consol Energy, Inc.	4,476	$222,905
Massey Energy Co.#	2,274	95,531
Peabody Energy Corp.	6,612	298,928

		617,364

Commercial Services — 1.5%
Apollo Group, Inc., Class A*	3,243	196,461
Automatic Data Processing, Inc.	12,743	545,655
DeVry, Inc.	1,500	85,095
Donnelley (R.R.) & Sons Co.	5,353	119,211
Equifax, Inc.	3,334	102,987
H&R Block, Inc.	8,066	182,453
Iron Mountain, Inc.*#	4,300	97,868
Mastercard, Inc., Class A#	2,425	620,752
Monster Worldwide, Inc.*	3,731	64,919
Moody’s Corp.#	4,973	133,277
Paychex, Inc.#	8,375	256,610
Quanta Services, Inc.*	4,900	102,116
Robert Half International, Inc.#	4,007	107,107
SAIC, Inc.*	7,300	138,262
The Washington Post Co., Class B	163	71,655
The Western Union Co.	17,078	321,920
Total System Services, Inc.	5,077	87,680
Visa, Inc., Class A	11,100	970,806

		4,204,834

Computers — 5.5%
Affiliated Computer Services, Inc., Class A*	2,485	148,330
Apple, Inc.*	22,250	4,691,635
Cognizant Technology Solutions Corp., Class A*	7,152	323,986
Computer Sciences Corp.*#	3,757	216,140
Dell, Inc.*	43,342	622,391
EMC Corp.*	50,648	884,821
Hewlett-Packard Co.	58,754	3,026,418
International Business Machines Corp.	32,573	4,263,806
Lexmark International, Inc., Class A*#	1,721	44,712
NetApp, Inc.*	8,221	282,720
SanDisk Corp.*#	5,897	170,954
Sun Microsystems, Inc.*	18,896	177,055
Teradata Corp.*	4,616	145,081
Western Digital Corp.*	5,600	247,240

		15,245,289

Cosmetics & Personal Care — 2.1%
Avon Products, Inc.	10,950	344,925
Colgate-Palmolive Co.#	12,335	1,013,320
The Estee Lauder Cos., Inc., Class A	2,937	142,033
The Procter & Gamble Co.	72,653	4,404,952

		5,905,230

Distribution & Wholesale — 0.2%
Fastenal Co.#	3,200	133,248
Genuine Parts Co.#	4,005	152,030
Grainger (W.W.), Inc.	1,472	142,534

		427,812

	Number of Shares	Value†

Diversified Financial Services — 1.6%
American Express Co.	29,365	$1,189,870
Ameriprise Financial, Inc.	6,446	250,234
CME Group, Inc.	1,612	541,551
Discover Financial Services	13,778	202,674
E*TRADE Financial Corp.*	35,812	62,671
Federated Investors, Inc., Class B#	2,495	68,613
Franklin Resources, Inc.#	3,652	384,738
IntercontinentalExchange, Inc.*	1,880	211,124
Invesco Ltd.	10,667	250,568
Janus Capital Group, Inc.#	4,666	62,758
Legg Mason, Inc.	3,461	104,384
NYSE Euronext	6,585	166,600
SLM Corp.*	11,534	129,988
T. Rowe Price Group, Inc.#	6,381	339,788
The Charles Schwab Corp.	23,769	447,333
The NASDAQ OMX Group, Inc.*	3,100	61,442

		4,474,336

Diversified Operations — 0.0%
Leucadia National Corp.*	4,360	103,724

Electric — 3.0%
Allegheny Energy, Inc.	4,187	98,311
Ameren Corp.	6,098	170,439
American Electric Power Co., Inc.	11,957	415,984
CMS Energy Corp.#	5,807	90,938
Consolidated Edison, Inc.#	6,934	315,012
Constellation Energy Group, Inc.	5,190	182,532
Dominion Resources, Inc.	14,509	564,690
DTE Energy Co.#	3,992	174,011
Duke Energy Corp.	32,543	560,065
Edison International	8,374	291,248
Entergy Corp.	4,747	388,494
Exelon Corp.	16,235	793,404
FirstEnergy Corp.	7,764	360,638
FPL Group, Inc.	10,385	548,536
Integrys Energy Group, Inc.	1,995	83,770
Northeast Utilities#	4,500	116,055
Pepco Holdings, Inc.	5,540	93,349
PG&E Corp.	9,290	414,798
Pinnacle West Capital Corp.	2,569	93,974
PPL Corp.	9,598	310,111
Progress Energy, Inc.	7,013	287,603
Public Service Enterprise Group, Inc.	12,849	427,229
SCANA Corp.	2,800	105,504
Southern Co.	19,711	656,771
TECO Energy, Inc.#	5,423	87,961
The AES Corp.*	16,444	218,870
Wisconsin Energy Corp.	3,100	154,473
Xcel Energy, Inc.#	11,730	248,911

		8,253,681

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	18,576	791,337
Molex, Inc.#	3,823	82,386

		873,723

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 0.5%
Agilent Technologies, Inc.*	8,645	$268,600
Amphenol Corp., Class A#	4,500	207,810
FLIR Systems, Inc.*	4,000	130,880
Jabil Circuit, Inc.	4,292	74,552
PerkinElmer, Inc.	3,116	64,158
Thermo Fisher Scientific, Inc.*	9,982	476,042
Waters Corp.*	2,258	139,906

		1,361,948

Energy — Alternate Sources — 0.1%
First Solar, Inc.*	1,200	162,480

Engineering & Construction — 0.1%
Fluor Corp.	4,370	196,825
Jacobs Engineering Group, Inc.*#	2,983	112,190

		309,015

Entertainment — 0.1%
International Game Technology	7,857	147,476

Environmental Control — 0.3%
Republic Services, Inc.	7,914	224,045
Stericycle, Inc.*	2,000	110,340
Waste Management, Inc.	12,500	422,625

		757,010

Food — 1.7%
Campbell Soup Co.	4,716	159,401
ConAgra Foods, Inc.	11,502	265,121
Dean Foods Co.*	3,972	71,655
General Mills, Inc.	8,055	570,375
Heinz (H.J.) Co.	7,666	327,798
Hormel Foods Corp.	1,700	65,365
Kellogg Co.	6,166	328,031
Kraft Foods, Inc., Class A	36,963	1,004,654
McCormick & Co., Inc.	3,308	119,518
Safeway, Inc.#	10,570	225,035
Sara Lee Corp.#	17,219	209,727
SUPERVALU, Inc.	4,753	60,411
SYSCO Corp.	14,452	403,789
The Hershey Co.	4,087	146,274
The J.M. Smucker Co.	2,834	175,000
The Kroger Co.	16,545	339,669
Tyson Foods, Inc., Class A	7,849	96,307
Whole Foods Market, Inc.*	3,743	102,745

		4,670,875

Forest Products & Paper — 0.2%
International Paper Co.	10,367	277,628
MeadWestvaco Corp.	4,699	134,532
Weyerhaeuser Co.#	5,433	234,380

		646,540

Gas — 0.2%
CenterPoint Energy, Inc.	8,722	126,556
Nicor, Inc.	883	37,174

	Number of Shares	Value†

Gas — (continued)
NiSource, Inc.	7,065	$108,660
Sempra Energy	6,198	346,964

		619,354

Hand & Machine Tools — 0.1%
Black & Decker Corp.#	1,496	96,986
Snap-On, Inc.	1,628	68,799
The Stanley Works#	2,033	104,720

		270,505

Healthcare Products — 3.4%
Bard (C.R.), Inc.	2,442	190,232
Baxter International, Inc.	15,075	884,601
Becton, Dickinson & Co.	6,075	479,075
Boston Scientific Corp.*	38,148	343,332
CareFusion Corp.*	4,641	116,071
DENTSPLY International, Inc.#	3,900	137,163
Hospira, Inc.*	3,912	199,512
Intuitive Surgical, Inc.*	957	290,277
Johnson & Johnson	68,641	4,421,167
Medtronic, Inc.	27,373	1,203,865
Patterson Cos., Inc.*#	2,374	66,425
St. Jude Medical, Inc.*	8,130	299,021
Stryker Corp.	7,173	361,304
Varian Medical Systems, Inc.*#	3,057	143,220
Zimmer Holdings, Inc.*	5,229	309,086

		9,444,351

Healthcare Services — 1.1%
Aetna, Inc.	10,885	345,054
CIGNA Corp.	6,694	236,097
Coventry Health Care, Inc.*	4,167	101,216
DaVita, Inc.*	2,749	161,476
Humana, Inc.*	4,110	180,388
Laboratory Corp. of America Holdings*#	2,777	207,831
Quest Diagnostics, Inc.	3,887	234,697
Tenet Healthcare Corp.*#	9,374	50,526
UnitedHealth Group, Inc.	28,641	872,978
WellPoint, Inc.*	11,295	658,386

		3,048,649

Home Builders — 0.1%
Horton (D.R.), Inc.	7,276	79,090
Lennar Corp., Class A#	2,736	34,939
Pulte Homes, Inc.*	8,034	80,340

		194,369

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,938	68,373
Whirlpool Corp.#	1,669	134,621

		202,994

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,783	101,552
Clorox Co.	3,397	207,217

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
Fortune Brands, Inc.#	3,707	$160,142
Kimberly-Clark Corp.	10,187	649,014

		1,117,925

Housewares — 0.0%
Newell Rubbermaid, Inc.#	7,117	106,826

Insurance — 2.2%
Aflac, Inc.	11,400	527,250
American International Group, Inc.*	3,285	98,484
AON Corp.#	6,944	266,233
Assurant, Inc.	2,973	87,644
Chubb Corp.	8,651	425,456
Cincinnati Financial Corp.	4,092	107,374
Genworth Financial, Inc., Class A*	11,369	129,038
Hartford Financial Services Group, Inc.	9,857	229,274
Lincoln National Corp.	7,473	185,928
Loews Corp.	9,284	337,473
Marsh & McLennan Cos., Inc.	13,109	289,447
MetLife, Inc.	20,185	713,540
Principal Financial Group, Inc.#	7,865	189,075
Prudential Financial, Inc.	11,530	573,733
The Allsate Corp.	13,676	410,827
The Progressive Corp.*	17,356	312,234
The Travelers Cos., Inc.	13,431	669,670
Torchmark Corp.#	2,257	99,195
Unum Group	8,476	165,452
XL Capital Ltd., Class A#	7,749	142,039

		5,959,366

Internet — 2.6%
Akamai Technologies, Inc.*	4,391	111,224
Amazon.com, Inc.*	8,347	1,122,838
eBay, Inc.*	28,228	664,487
Expedia, Inc.*	4,988	128,242
Google, Inc., Class A*	5,997	3,718,020
McAfee, Inc.*	4,000	162,280
priceline.com, Inc.*#	1,050	229,425
Symantec Corp.*#	19,938	356,691
VeriSign, Inc.*	4,909	118,994
Yahoo!, Inc.*	30,120	505,414

		7,117,615

Iron & Steel — 0.3%
AK Steel Holding Corp.#	2,192	46,799
Allegheny Technologies, Inc.#	2,678	119,894
Cliffs Natural Resources, Inc.	3,100	142,879
Nucor Corp.	8,035	374,833
United States Steel Corp.#	3,703	204,109

		888,514

Leisure Time — 0.2%
Carnival Corp.*	11,245	356,354
Harley-Davidson, Inc.#	5,728	144,346

		500,700

	Number of Shares	Value†

Lodging — 0.2%
Marriott International, Inc., Class A#	6,554	$178,596
Starwood Hotels & Resorts Worldwide, Inc.#	4,852	177,438
Wyndham Worldwide Corp.#	4,160	83,907
Wynn Resorts Ltd.#	1,600	93,168

		533,109

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	15,228	867,844

Machinery — Diversified — 0.5%
Cummins, Inc.	5,274	241,866
Deere & Co.	10,732	580,494
Flowserve Corp.#	1,300	122,889
Rockwell Automation, Inc.	3,671	172,463
Roper Industries, Inc.	2,200	115,214

		1,232,926

Media — 2.4%
CBS Corp., Class B#	16,525	232,176
Comcast Corp., Class A	70,534	1,189,203
DIRECTV, Class A*#	23,600	787,060
Gannett Co., Inc.	4,474	66,439
Meredith Corp.#	724	22,335
News Corp., Class A	56,560	774,306
Scripps Networks Interactive, Inc., Class A	2,356	97,774
The McGraw-Hill Cos., Inc.#	7,686	257,558
The New York Times Co., Class A*#	2,813	34,769
The Walt Disney Co.	45,977	1,482,758
Time Warner Cable, Inc.*	8,596	355,789
Time Warner, Inc.*	28,804	839,349
Viacom, Inc., Class B*	14,981	445,385

		6,584,901

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	3,425	377,949

Mining — 0.7%
Alcoa, Inc.#	23,248	374,758
Freeport-McMoRan Copper & Gold, Inc.	10,598	850,913
Newmont Mining Corp.	12,383	585,840
Titanium Metals Corp.*#	1,912	23,938
Vulcan Materials Co.	3,041	160,170

		1,995,619

Miscellaneous Manufacturing — 3.0%
3M Co.	17,480	1,445,072
Danaher Corp.	6,484	487,597
Dover Corp.	4,605	191,614
Eastman Kodak Co.*#	5,639	23,797
Eaton Corp.	4,020	255,752
General Electric Co.	264,225	3,997,724
Honeywell International, Inc.	18,508	725,514
Illinois Tool Works, Inc.#	9,373	449,810
ITT Corp.	4,454	221,542
Leggett & Platt, Inc.#	4,354	88,822
Pall Corp.	2,645	95,749

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Parker Hannifin Corp.	4,181	$225,272
Textron, Inc.	6,076	114,289

		8,322,554

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.#	5,161	117,465
Xerox Corp.#	21,192	179,284

		296,749

Oil & Gas — 8.4%
Anadarko Petroleum Corp.	12,159	758,965
Apache Corp.	8,227	848,780
Cabot Oil & Gas Corp.	2,622	114,293
Chesapeake Energy Corp.	16,210	419,515
Chevron Corp.	49,970	3,847,190
ConocoPhillips	37,080	1,893,676
Denbury Resources, Inc.*#	6,000	88,800
Devon Energy Corp.	10,929	803,281
Diamond Offshore Drilling, Inc.#	1,800	177,156
EOG Resources, Inc.	6,358	618,633
EQT Corp.	3,100	136,152
Exxon Mobil Corp.	117,882	8,038,374
Hess Corp.	7,197	435,418
Marathon Oil Corp.	17,451	544,820
Murphy Oil Corp.	4,917	266,501
Nabors Industries Ltd.*	6,908	151,216
Noble Energy, Inc.	4,469	318,282
Occidental Petroleum Corp.	20,258	1,647,988
Pioneer Natural Resources Co.#	2,900	139,693
Questar Corp.	4,290	178,335
Range Resources Corp.	3,823	190,577
Rowan Cos., Inc.*	3,203	72,516
Southwestern Energy Co.*	8,790	423,678
Sunoco, Inc.	2,986	77,935
Tesoro Corp.#	3,894	52,764
Valero Energy Corp.	13,340	223,445
XTO Energy, Inc.	14,602	679,431

		23,147,414

Oil & Gas Services — 1.5%
Baker Hughes, Inc.#	7,926	320,845
BJ Services Co.	7,250	134,850
Cameron International Corp.*	6,239	260,790
FMC Technologies, Inc.*	3,100	179,304
Halliburton Co.	22,369	673,083
National-Oilwell Varco, Inc.	10,623	468,368
Schlumberger Ltd.	29,944	1,949,055
Smith International, Inc.	5,221	141,855

		4,128,150

Packaging and Containers — 0.2%
Ball Corp.#	2,413	124,752
Bemis Co., Inc.	2,549	75,578
Owens-Illinois, Inc.*	4,000	131,480

	Number of Shares	Value†

Packaging and Containers — (continued)
Pactiv Corp.*	3,358	$81,062
Sealed Air Corp.	4,033	88,161

		501,033

Pharmaceuticals — 5.1%
Abbott Laboratories	38,296	2,067,601
Allergan, Inc.	7,816	492,486
AmerisourceBergen Corp.	7,300	190,311
Bristol-Myers Squibb Co.#	42,297	1,067,999
Cardinal Health, Inc.	9,282	299,252
Cephalon, Inc.*	1,800	112,338
Eli Lilly & Co.#	25,454	908,962
Express Scripts, Inc.*	6,813	588,984
Forest Laboratories, Inc.*	7,462	239,605
King Pharmaceuticals, Inc.*	6,325	77,608
McKesson Corp.	6,625	414,062
Mead Johnson Nutrition Co., Class A	4,968	217,102
Medco Health Solutions, Inc.*	11,913	761,360
Merck & Co., Inc.	76,127	2,781,680
Mylan, Inc.*#	7,956	146,629
Pfizer, Inc.	200,156	3,640,838
Watson Pharmaceuticals, Inc.*	2,643	104,689

		14,111,506

Pipelines — 0.3%
El Paso Corp.	17,041	167,513
Spectra Energy Corp.	16,084	329,883
The Williams Cos., Inc.	14,034	295,837

		793,233

Real Estate — 0.0%
CB Richard Ellis Group, Inc., Class A*#	6,701	90,933

Retail — 5.4%
Abercrombie & Fitch Co., Class A	2,300	80,155
AutoNation, Inc.*#	2,619	50,154
AutoZone, Inc.*	741	117,130
Bed Bath & Beyond, Inc.*	6,366	245,919
Best Buy Co., Inc.	8,568	338,093
Big Lots, Inc.*#	2,297	66,567
Costco Wholesale Corp.#	10,977	649,509
CVS Caremark Corp.	34,867	1,123,066
Darden Restaurants, Inc.#	3,540	124,148
Family Dollar Stores, Inc.	3,533	98,323
GameStop Corp., Class A*#	4,364	95,746
Home Depot, Inc.	42,304	1,223,855
J.C. Penney Co., Inc.#	5,444	144,865
Kohl’s Corp.*	7,701	415,315
Limited Brands, Inc.	6,260	120,442
Lowe’s Cos., Inc.	37,040	866,366
Macy’s, Inc.	10,327	173,081
McDonald’s Corp.	26,678	1,665,774
Nordstrom, Inc.	4,237	159,226
O’Reilly Automotive, Inc.*	3,200	121,984
Office Depot, Inc.*	5,343	34,462

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
RadioShack Corp.	2,567	$50,056
Ross Stores, Inc.#	3,000	128,130
Sears Holding Corp.*#	1,369	114,243
Staples, Inc.#	18,137	445,989
Starbucks Corp.*	17,844	411,483
Target Corp.	18,732	906,067
The Gap, Inc.	11,482	240,548
Tiffany & Co.	3,164	136,052
TJX Cos., Inc.	10,109	369,484
Wal-Mart Stores, Inc.	52,926	2,828,895
Walgreen Co.	24,479	898,869
Yum! Brands, Inc.	11,369	397,574

		14,841,570

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	154,559

Semiconductors — 2.3%
Advanced Micro Devices, Inc.*	11,868	114,882
Altera Corp.	7,465	168,933
Analog Devices, Inc.	7,076	223,460
Applied Materials, Inc.	33,721	470,071
Broadcom Corp., Class A*	10,751	338,119
Intel Corp.	136,875	2,792,250
KLA-Tencor Corp.#	4,327	156,464
Linear Technology Corp.	5,441	166,168
LSI Corp.*	17,472	105,007
MEMC Electronic Materials, Inc.*#	5,556	75,673
Microchip Technology, Inc.#	4,718	137,105
Micron Technology, Inc.*	21,486	226,892
National Semiconductor Corp.#	6,223	95,585
Novellus Systems, Inc.*#	1,953	45,583
NVIDIA Corp.*	13,754	256,925
QLogic Corp.*	2,593	48,930
Teradyne, Inc.*#	3,357	36,020
Texas Instruments, Inc.	30,881	804,759
Xilinx, Inc.	6,864	172,012

		6,434,838

Software — 3.9%
Adobe Systems, Inc.*	12,805	470,968
Autodesk, Inc.*	5,481	139,272
BMC Software, Inc.*	4,837	193,964
CA, Inc.	9,639	216,492
Citrix Systems, Inc.*	4,591	191,032
Compuware Corp.*	5,119	37,010
Dun & Bradstreet Corp.#	1,400	118,118
Electronic Arts, Inc.*	7,730	137,208
Fidelity National Information Services, Inc.	7,959	186,559
Fiserv, Inc.*	4,007	194,259
IMS Health, Inc.	4,648	97,887
Intuit, Inc.*	7,680	235,853
Microsoft Corp.	191,715	5,845,390
Novell, Inc.*	6,923	28,730
Oracle Corp.	96,713	2,373,337

	Number of Shares	Value†

Software — (continued)
Red Hat, Inc.*#	4,700	$145,230
Salesforce.com, Inc.*	2,700	199,179

		10,810,488

Telecommunications — 5.4%
American Tower Corp., Class A*	10,059	434,649
AT&T, Inc.	146,443	4,104,797
CenturyTel, Inc.	7,475	270,670
Cisco Systems, Inc.*	142,680	3,415,759
Corning, Inc.	38,315	739,863
Frontier Communications Corp.	8,044	62,824
Harris Corp.	3,300	156,915
JDS Uniphase Corp.*	4,496	37,092
Juniper Networks, Inc.*	13,371	356,604
MetroPCS Communications, Inc.*#	6,400	48,832
Motorola, Inc.*	58,126	451,058
QUALCOMM, Inc.	41,371	1,913,822
Qwest Communications International, Inc.#	38,170	160,696
Sprint Nextel Corp.*#	72,983	267,118
Tellabs, Inc.*	10,976	62,344
Verizon Communications, Inc.	70,376	2,331,557
Windstream Corp.#	11,251	123,648

		14,938,248

Textiles — 0.0%
Cintas Corp.	3,455	90,003

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,312	106,183
Mattel, Inc.	8,881	177,442

		283,625

Transportation — 1.8%
Burlington Northern Santa Fe Corp.	6,636	654,442
C.H. Robinson Worldwide, Inc.	4,139	243,084
CSX Corp.	9,922	481,118
Expeditors International of Washington, Inc.	5,273	183,131
FedEx Corp.	7,666	639,728
Norfolk Southern Corp.	9,352	490,232
Ryder System, Inc.	1,125	46,316
Union Pacific Corp.#	12,610	805,779
United Parcel Service, Inc., Class B	24,874	1,427,020

		4,970,850

TOTAL COMMON STOCKS (Cost $258,710,464)		243,567,288

REAL ESTATE INVESTMENT TRUSTS — 1.1%
Apartments — 0.1%
Apartment Investment & Management Co., Class A#	2,762	43,971
AvalonBay Communities, Inc.#	2,092	171,774
Equity Residential#	7,092	239,568

		455,313

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INDEX 500 FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Forest Products & Paper — 0.1%
Plum Creek Timber Co.#	4,147	$156,591

Healthcare — 0.2%
HCP, Inc.#	7,550	230,577
Health Care REIT, Inc.	2,900	128,528
Ventas, Inc.#	4,200	183,708

		542,813

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.*#	15,376	179,438

Industrial — 0.1%
ProLogis#	10,529	144,142

Mixed Industrial/Office — 0.1%
Vornado Realty Trust#	3,787	264,863

Office Property — 0.1%
Boston Properties, Inc.#	3,542	237,562

Regional Malls — 0.2%
Simon Property Group, Inc.#	7,028	560,835

Storage & Warehousing — 0.1%
Public Storage#	3,416	278,233

Strip Centers — 0.0%
Kimco Realty Corp.#	8,464	114,518

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,211,457)		2,934,308

	Par (000)
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills 0.240%, 03/11/10 (Cost $707,976)	$708	707,942

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,780,134	$1,780,134
BlackRock Liquidity Funds TempFund - Institutional Shares	1,780,133	1,780,133

TOTAL SHORT-TERM INVESTMENTS (Cost $3,560,267)		3,560,267

SECURITIES LENDING COLLATERAL — 9.3%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $25,677,271)	25,677,271	25,677,271

TOTAL INVESTMENTS — 100.0% (Cost $291,867,435)		$276,447,076

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$243,567,288	$243,567,288	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,934,308	2,934,308	—	—
U.S. TREASURY OBLIGATIONS	707,942	—	707,942	—
SHORT-TERM INVESTMENTS	3,560,267	3,560,267	—	—
SECURITIES LENDING COLLATERAL	25,677,271	25,677,271	—	—

TOTAL INVESTMENTS	276,447,076	275,739,134	707,942	—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities - Rights (Market Value)
Balance as of 12/31/2008	$328
Purchases/(Sales)	(418)
Realized gain/loss from sales	418
Change in unrealized appreciation/(depreciation)	(328)
Transfers in and/or out of Level 3	—

Balance as of 12/31/2009	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 78.8%
Advertising — 0.5%
Focus Media Holding Ltd. ADR*#	32,670	$517,820

Airlines — 0.9%
Continental Airlines, Inc., Class B*#	52,920	948,326

Apparel — 1.7%
Coach, Inc.	34,840	1,272,705
The Warnaco Group, Inc.*	10,610	447,636

		1,720,341

Banks — 0.6%
Fifth Third Bancorp	63,350	617,662

Beverages — 1.5%
Green Mountain Coffee Roasters, Inc.*#	10,400	847,288
Hansen Natural Corp.*	19,340	742,656

		1,589,944

Biotechnology — 4.1%
Alexion Pharmaceuticals, Inc.*	18,750	915,375
Charles River Laboratories International, Inc.*	18,530	624,276
Human Genome Sciences, Inc.*	12,180	372,708
Illumina, Inc.*#	7,980	244,587
Life Technologies Corp.*#	13,700	715,551
United Therapeutics Corp.*	16,460	866,619
Vertex Pharmaceuticals, Inc.*#	12,280	526,198

		4,265,314

Chemicals — 2.0%
Airgas, Inc.	10,260	488,376
CF Industries Holdings, Inc.	9,290	843,346
Ecolab, Inc.#	15,420	687,424

		2,019,146

Coal — 1.1%
Consol Energy, Inc.	22,450	1,118,010

Commercial Services — 2.1%
Global Payments, Inc.	19,900	1,071,814
Robert Half International, Inc.#	21,340	570,418
VistaPrint N.V.*	8,450	478,777

		2,121,009

Computers — 1.9%
Brocade Communications Systems, Inc.*	62,300	475,349
NetApp, Inc.*	44,460	1,528,979

		2,004,328

Cosmetics & Personal Care — 1.4%
Avon Products, Inc.	45,370	1,429,155

Distribution & Wholesale — 0.8%
Fastenal Co.#	21,070	877,355

Diversified Financial Services — 4.7%
Affiliated Managers Group, Inc.*#	12,160	818,976
IntercontinentalExchange, Inc.*	9,890	1,110,647
Lazard Ltd., Class A	16,790	637,516
T. Rowe Price Group, Inc.#	25,560	1,361,070

	Number of Shares	Value†

Diversified Financial Services — (continued)
TD Ameritrade Holding Corp.*	46,310	$897,488

		4,825,697

Electric — 0.8%
The AES Corp.*	58,460	778,103

Electrical Components & Equipment — 1.3%
American Superconductor Corp.*#	5,100	208,590
Energizer Holdings, Inc.*	17,660	1,082,205

		1,290,795

Electronics — 0.7%
Waters Corp.*	11,390	705,724

Engineering & Construction — 0.8%
McDermott International, Inc.*	36,160	868,202

Food — 1.5%
Cia Brasileira de Distribuicao Grupo Pao de Acucar#	6,830	513,070
Whole Foods Market, Inc.*	38,360	1,052,982

		1,566,052

Healthcare Products — 1.5%
Beckman Coulter, Inc.	5,900	386,096
Intuitive Surgical, Inc.*	3,800	1,152,616

		1,538,712

Healthcare Services — 2.1%
CIGNA Corp.	19,440	685,649
Community Health Systems, Inc.*#	12,200	434,320
DaVita, Inc.*	10,350	607,959
Health Management Association, Inc., Class A*	60,390	439,035

		2,166,963

Home Builders — 1.7%
Horton (D.R.), Inc.	65,210	708,833
Pulte Homes, Inc.*	103,250	1,032,500

		1,741,333

Insurance — 0.8%
Genworth Financial, Inc., Class A*	74,830	849,320

Internet — 5.4%
F5 Networks, Inc.*	31,750	1,682,115
McAfee, Inc.*	29,860	1,211,420
MercadoLibre, Inc.*	10,940	567,458
priceline.com, Inc.*#	6,080	1,328,480
VeriSign, Inc.*#	32,440	786,346

		5,575,819

Iron & Steel — 1.2%
United States Steel Corp.#	21,830	1,203,270

Leisure Time — 1.6%
Harley-Davidson, Inc.#	26,330	663,516
WMS Industries, Inc.*#	24,275	971,000

		1,634,516

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 2.4%
Starwood Hotels & Resorts Worldwide, Inc.#	39,280	$1,436,469
Wynn Resorts Ltd.#	17,090	995,151

		2,431,620
Machinery — Construction & Mining — 1.3%
Joy Global, Inc.	18,020	929,652
Terex Corp.*	19,470	385,700

		1,315,352

Machinery — Diversified — 1.1%
Cummins, Inc.#	23,670	1,085,506

Media — 0.7%
Cablevision Systems Corp., Class A	27,580	712,116

Metal Fabricate/Hardware — 1.0%
Precision Castparts Corp.	9,030	996,460

Mining — 1.4%
Alcoa, Inc.#	51,170	824,860
Thompson Creek Metals Co., Inc.*	57,000	668,040

		1,492,900

Miscellaneous Manufacturing — 0.8%
Parker Hannifin Corp.	14,400	775,872

Oil & Gas — 3.7%
Concho Resources, Inc.*	14,360	644,764
Nabors Industries Ltd.*	37,600	823,064
PetroHawk Energy Corp.*	37,440	898,186
Questar Corp.	13,650	567,430
Range Resources Corp.#	18,365	915,495

		3,848,939

Oil & Gas Services — 1.1%
Cameron International Corp.*	27,550	1,151,590

Pharmaceuticals — 2.0%
AmerisourceBergen Corp.	39,260	1,023,508
Watson Pharmaceuticals, Inc.*	26,000	1,029,860

		2,053,368

Real Estate — 0.8%
CB Richard Ellis Group, Inc., Class A*#	63,040	855,453

Retail — 4.5%
Bed Bath & Beyond, Inc.*	25,900	1,000,517
Guess?, Inc.	28,670	1,212,741
Nordstrom, Inc.	20,230	760,243
Panera Bread Co., Class A*#	9,480	634,876
Urban Outfitters, Inc.*	30,710	1,074,543

		4,682,920

Semiconductors — 8.6%
ASML Holding N.V.	29,280	998,155
Broadcom Corp., Class A*	35,350	1,111,758
Lam Research Corp.*	31,650	1,240,996
Marvell Technology Group Ltd.*	62,270	1,292,102

	Number of Shares	Value†

Semiconductors — (continued)
Micron Technology, Inc.*#	162,430	$1,715,261
Netlogic Microsystems, Inc.*#	12,560	581,026
PMC-Sierra, Inc.*	85,420	739,737
Varian Semiconductor Equipment Associates, Inc.*	32,962	1,182,677

		8,861,712

Software — 3.5%
Cerner Corp.*#	12,390	1,021,432
Fiserv, Inc.*#	11,270	546,370
MSCI, Inc., Class A*	19,670	625,506
Salesforce.com, Inc.*	19,550	1,442,203

		3,635,511

Telecommunications — 3.2%
Alcatel-Lucent ADR*	177,770	590,196
Atheros Communications, Inc.*#	42,690	1,461,706
Juniper Networks, Inc.*	30,280	807,568
Millicom International Cellular S.A.	6,300	464,751

		3,324,221

TOTAL COMMON STOCKS (Cost $62,846,786)		81,196,456

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Mixed Industrial/Office — 0.8%
Digital Realty Trust, Inc.# (Cost $672,325)	15,930	800,960

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds TempCash - Institutional Shares (Cost $1,172,139)	1,172,139	1,172,139

SECURITIES LENDING COLLATERAL — 19.3%
BlackRock Liquidity Funds TempFund -Institutional Shares 0.104%, 01/04/2010 (Cost $19,887,573)	19,887,573	19,887,573

TOTAL INVESTMENTS — 100.0% (Cost $84,578,823)		$103,057,128

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP GROWTH FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$81,196,456	$81,196,456	$—	$—
REAL ESTATE INVESTMENT TRUSTS	800,960	800,960	—	—
SHORT-TERM INVESTMENTS	1,172,139	1,172,139	—	—
SECURITIES LENDING COLLATERAL	19,887,573	19,887,573	—	—

TOTAL INVESTMENTS	103,057,128	103,057,128	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 70.5%
Aerospace & Defense — 1.7%
Empresa Brasileira de Aeronautic S.A. ADR	44,500	$983,895
L-3 Communications Holdings, Inc.	11,900	1,034,705

		2,018,600

Auto Manufacturers — 0.4%
Navistar International Corp.*	13,800	533,370

Auto Parts & Equipment — 2.7%
American Axle & Manufacturing Holdings, Inc.*	35,300	283,106
Johnson Controls, Inc.	19,500	531,180
Lear Corp.*	20,800	1,406,912
WABCO Holdings, Inc.	41,100	1,059,969

		3,281,167

Banks — 5.3%
Comerica, Inc.	41,900	1,238,983
Fifth Third Bancorp	134,600	1,312,350
First Horizon National Corp.*#	50,171	672,291
KeyCorp	108,200	600,510
Regions Financial Corp.	173,600	918,344
SunTrust Banks, Inc.#	54,800	1,111,892
Zions Bancorporation#	45,600	585,048

		6,439,418

Beverages — 1.1%
Dr. Pepper Snapple Group, Inc.	48,300	1,366,890

Building Materials — 2.4%
Louisiana-Pacific Corp.*	57,800	403,444
Masco Corp.#	65,000	897,650
Owens Corning*#	60,300	1,546,092

		2,847,186

Commercial Services — 2.8%
Lender Processing Services, Inc.	39,550	1,608,103
Moody’s Corp.#	64,200	1,720,560

		3,328,663

Computers — 0.8%
Affiliated Computer Services, Inc., Class A*	16,600	990,854

Diversified Financial Services — 1.7%
Invesco Ltd.	65,000	1,526,850
Jefferies Group, Inc.*#	21,400	507,822

		2,034,672

Electric — 5.7%
Allegheny Energy, Inc.#	23,300	547,084
CMS Energy Corp.#	81,600	1,277,856
DPL, Inc.	40,300	1,112,280
DTE Energy Co.#	15,100	658,209
Entergy Corp.	7,400	605,616
NRG Energy, Inc.*	48,000	1,133,280
NV Energy, Inc.	76,600	948,308
PPL Corp.	18,300	591,273

		6,873,906

	Number of Shares	Value†

Electrical Components & Equipment — 1.1%
Energizer Holdings, Inc.*#	22,100	$1,354,288

Electronics — 0.8%
Avnet, Inc.*	33,000	995,280

Engineering & Construction — 2.0%
Chicago Bridge & Iron Co. NV*#	79,800	1,613,556
McDermott International, Inc.*	31,400	753,914

		2,367,470

Food — 0.5%
The J.M. Smucker Co.	10,700	660,725

Healthcare Services — 3.4%
Aetna, Inc.	31,500	998,550
CIGNA Corp.	23,600	832,372
Coventry Health Care, Inc.*	35,850	870,796
MEDNAX, Inc.*#	24,400	1,466,684

		4,168,402

Home Builders — 0.6%
KB Home#	50,100	685,368

Home Furnishings — 1.6%
Whirlpool Corp.#	23,700	1,911,642

Insurance — 5.2%
Assurant, Inc.	47,200	1,391,456
Fidelity National Financial, Inc., Class A	32,500	437,450
PartnerRe Ltd.	12,400	925,784
Principal Financial Group, Inc.#	51,300	1,233,252
StanCorp Financial Group, Inc.	32,800	1,312,656
W. R. Berkley Corp.	42,400	1,044,736

		6,345,334

Iron & Steel — 1.0%
Cliffs Natural Resources, Inc.	6,000	276,540
United States Steel Corp.#	16,300	898,456

		1,174,996

Leisure Time — 1.2%
Harley-Davidson, Inc.#	59,300	1,494,360

Machinery — Construction & Mining — 2.6%
Bucyrus International, Inc.	32,200	1,815,114
Terex Corp.*	65,500	1,297,555

		3,112,669

Machinery — Diversified — 0.6%
AGCO Corp.*#	23,700	766,458

Media — 2.5%
Cablevision Systems Corp., Class A	49,600	1,280,672
The McGraw-Hill Cos., Inc.#	53,500	1,792,785

		3,073,457

Mining — 2.9%
Freeport-McMoRan Copper & Gold, Inc.	9,800	786,842
Sterlite Industries (India) Ltd. ADR#	31,000	564,820

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — (continued)
Teck Resources Ltd., Class B*#	61,300	$2,143,661

		3,495,323

Miscellaneous Manufacturing — 1.4%
Ingersoll-Rand Plc#	39,300	1,404,582
SPX Corp.#	5,400	295,380

		1,699,962

Oil & Gas — 7.7%
Cabot Oil & Gas Corp.	18,100	788,979
Denbury Resources, Inc.*#	43,100	637,880
Newfield Exploration Co.*	19,800	954,954
Noble Corp.#	32,800	1,334,960
Noble Energy, Inc.	18,900	1,346,058
Southwestern Energy Co.*	26,100	1,258,020
Talisman Energy, Inc.	58,400	1,088,576
Whiting Petroleum Corp.*	26,500	1,893,425

		9,302,852

Oil & Gas Services — 1.3%
National-Oilwell Varco, Inc.#	23,400	1,031,706
Oceaneering International, Inc.*	8,200	479,864

		1,511,570

Pharmaceuticals — 4.0%
AmerisourceBergen Corp.	46,700	1,217,469
NBTY, Inc.*	49,800	2,168,292
Shire Plc ADR	24,100	1,414,670

		4,800,431

Retail — 3.0%
GameStop Corp., Class A*#	19,800	434,412
J.C. Penney Co., Inc.#	52,900	1,407,669
Limited Brands, Inc.	24,200	465,608
Macy’s, Inc.#	80,100	1,342,476

		3,650,165

Software — 0.7%
Fidelity National Information Services, Inc.	38,400	900,096

Telecommunications — 1.1%
Anixter International, Inc.*	27,200	1,281,120

Transportation — 0.7%
Genco Shipping & Trading Ltd.*#	21,100	472,218
Ship Finance International Ltd.#	29,696	404,757

		876,975

TOTAL COMMON STOCKS (Cost $80,402,108)		85,343,669

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 3.7%
Building & Real Estate — 0.6%
Annaly Capital Management, Inc.#	40,200	$697,470

Mixed Industrial/Office — 1.1%
Vornado Realty Trust#	19,616	1,371,943

Office Property — 1.2%
Alexandria Real Estate Equities, Inc.#	10,000	642,900
Boston Properties, Inc.	12,500	838,375

		1,481,275

Regional Malls — 0.8%
The Macerich Co.#	25,563	918,990

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,005,456)		4,469,678

SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds FedFund - Institutional Shares	1,709,952	1,709,952
BlackRock Liquidity Funds TempFund - Institutional Shares	1,709,953	1,709,953

TOTAL SHORT-TERM INVESTMENTS (Cost $3,419,905)		3,419,905

SECURITIES LENDING COLLATERAL — 23.0%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $27,852,018)	27,852,018	27,852,018

TOTAL INVESTMENTS — 100.0% (Cost $114,679,487)		$121,085,270

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$85,343,669	$85,343,669	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,469,678	4,469,678	—	—
SHORT-TERM INVESTMENTS	3,419,905	3,419,905	—	—
SECURITIES LENDING COLLATERAL	27,852,018	27,852,018	—	—

TOTAL INVESTMENTS	121,085,270	121,085,270	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 75.8%
Advertising — 2.5%
Interpublic Group of Cos., Inc.*#	93,000	$686,340
Omnicom Group, Inc.#	14,900	583,335

		1,269,675

Aerospace & Defense — 0.3%
Curtiss-Wright Corp.	4,100	128,412

Auto Parts & Equipment — 1.3%
Autoliv, Inc.	2,300	99,728
WABCO Holdings, Inc.	22,000	567,380

		667,108

Banks — 6.3%
City National Corp.	14,600	665,760
Comerica, Inc.#	17,400	514,518
Commerce Bancshares, Inc.#	7,560	292,723
Cullen/Frost Bankers, Inc.	8,900	445,000
FirstMerit Corp.	3,000	60,420
KeyCorp	63,300	351,315
M&T Bank Corp.#	8,400	561,876
State Street Corp.	2,900	126,266
SunTrust Banks, Inc.#	8,800	178,552

		3,196,430

Building Materials — 0.2%
Simpson Manufacturing Co., Inc.#	4,500	121,005

Chemicals — 0.7%
Celanese Corp., Series A	6,000	192,600
Olin Corp.	9,100	159,432

		352,032

Commercial Services — 0.6%
H&R Block, Inc.	14,500	327,990

Computers — 0.9%
Diebold, Inc.	12,400	352,780
Jack Henry & Associates, Inc.	4,700	108,664

		461,444

Distribution & Wholesale — 0.3%
Fossil, Inc.*#	3,800	127,528
Grainger (W.W.), Inc.	500	48,415

		175,943

Diversified Financial Services — 2.1%
Lazard Ltd., Class A#	22,000	835,340
Raymond James Financial, Inc.#	8,900	211,553

		1,046,893

Electric — 1.3%
CMS Energy Corp.#	28,000	438,480
Northeast Utilities#	8,000	206,320

		644,800

Electrical Components & Equipment — 0.7%
AMETEK, Inc.	8,900	340,336

	Number of Shares	Value†

Electronics — 0.6%
Trimble Navigation Ltd.*#	12,100	$304,920

Engineering & Construction — 0.6%
Jacobs Engineering Group, Inc.*#	7,700	289,597

Entertainment — 0.4%
International Game Technology	10,100	189,577

Environmental Control — 0.6%
Republic Services, Inc.	10,095	285,790

Food — 1.0%
The J.M. Smucker Co.	8,000	494,000

Gas — 0.4%
Piedmont Natural Gas Co., Inc.	6,800	181,900

Hand & Machine Tools — 0.6%
Kennametal, Inc.	12,600	326,592

Healthcare Products — 4.2%
DENTSPLY International, Inc.#	5,100	179,367
Kinetic Concepts, Inc.*	6,400	240,960
Patterson Cos., Inc.*#	24,800	693,904
The Cooper Cos., Inc.#	9,100	346,892
Varian Medical Systems, Inc.*#	9,100	426,335
Zimmer Holdings, Inc.*	4,300	254,173

		2,141,631

Healthcare Services — 2.7%
CIGNA Corp.	9,300	328,011
DaVita, Inc.*	9,400	552,156
HealthSouth Corp.*	15,600	292,812
Humana, Inc.*#	4,600	201,894

		1,374,873

Household Products & Wares — 0.8%
Fortune Brands, Inc.#	9,600	414,720

Insurance — 2.7%
ACE Ltd.*	5,300	267,120
AON Corp.#	5,000	191,700
Markel Corp.*#	900	306,000
PartnerRe Ltd.	7,800	582,348

		1,347,168

Internet — 1.0%
McAfee, Inc.*	5,100	206,907
NutriSystem, Inc.#	10,400	324,168

		531,075

Iron & Steel — 2.4%
Reliance Steel & Aluminum Co.	14,900	643,978
Steel Dynamics, Inc.	14,100	249,852
United States Steel Corp.#	6,200	341,744

		1,235,574

Lodging — 2.6%
Hyatt Hotels Corp., Class A*#	6,700	199,727
Marriott International, Inc., Class A#	18,096	493,116

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — (continued)
Starwood Hotels & Resorts Worldwide, Inc.#	13,000	$475,410
Wynn Resorts Ltd.#	2,500	145,575

		1,313,828

Machinery — Diversified — 0.6%
Roper Industries, Inc.	5,400	282,798

Mining — 0.6%
Agnico-Eagle Mines Ltd.	5,900	318,600

Miscellaneous Manufacturing — 4.8%
Eaton Corp.	10,400	661,648
ITT Corp.	7,900	392,946
Parker Hannifin Corp.	7,800	420,264
Pentair, Inc.	3,700	119,510
SPX Corp.	6,500	355,550
Tyco International Ltd.*	13,800	492,384

		2,442,302

Oil & Gas — 5.3%
Cabot Oil & Gas Corp.	10,900	475,131
EOG Resources, Inc.	1,800	175,140
EQT Corp.	15,900	698,328
Goodrich Petroleum Corp.*#	10,700	260,545
Helmerich & Payne, Inc.	5,600	223,328
Nabors Industries Ltd.*	4,600	100,694
Noble Energy, Inc.	6,000	427,320
Questar Corp.	3,800	157,966
Range Resources Corp.#	3,300	164,505

		2,682,957

Oil & Gas Services — 2.6%
Halliburton Co.	18,381	553,084
Smith International, Inc.	10,000	271,700
Superior Energy Services, Inc.*	19,500	473,655

		1,298,439

Packaging and Containers — 0.9%
Ball Corp.	8,400	434,280

Pharmaceuticals — 6.4%
AmerisourceBergen Corp.	30,900	805,563
McKesson Corp.	9,400	587,500
Mylan, Inc.*#	32,500	598,975
Onyx Pharmaceuticals, Inc.*	6,394	187,600
Warner Chilcott Plc, Class A*#	28,200	802,854
Watson Pharmaceuticals, Inc.*	7,100	281,231

		3,263,723

Pipelines — 1.7%
El Paso Corp.	32,300	317,509
The Williams Cos., Inc.	27,000	569,160

		886,669

Retail — 4.1%
American Eagle Outfitters, Inc.	27,100	460,158
Big Lots, Inc.*#	11,900	344,862

	Number of Shares	Value†

Retail — (continued)
Family Dollar Stores, Inc.#	9,300	$258,819
Guess?, Inc.	2,300	97,290
Nordstrom, Inc.	6,900	259,302
PetSmart, Inc.	12,200	325,618
Pier 1 Imports, Inc.*	16,100	81,949
The Children’s Place Retail Stores, Inc.*#	7,400	244,274

		2,072,272

Savings & Loans — 0.5%
Washington Federal, Inc.	13,600	263,024

Semiconductors — 2.1%
Micron Technology, Inc.*#	39,000	411,840
QLogic Corp.*	13,000	245,310
Xilinx, Inc.	15,800	395,948

		1,053,098

Software — 4.7%
Adobe Systems, Inc.*	15,722	578,255
Autodesk, Inc.*	20,880	530,561
CA, Inc.	15,100	339,146
Intuit, Inc.*	19,300	592,703
VeriFone Holdings, Inc.*#	21,300	348,894

		2,389,559

Telecommunications — 1.7%
CenturyTel, Inc.	19,314	699,360
Tellabs, Inc.*	28,500	161,880

		861,240

Transportation — 1.7%
Kansas City Southern*	22,000	732,380
Kirby Corp.*#	3,314	115,427

		847,807

Trucking and Leasing — 0.3%
GATX Corp.#	6,000	172,500

TOTAL COMMON STOCKS (Cost $31,869,509)		38,432,581

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Office Property — 0.7%
Alexandria Real Estate Equities, Inc.# (Cost $312,843)	5,800	372,882

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	916,153	916,153
BlackRock Liquidity Funds TempFund - Institutional Shares	916,152	916,152

TOTAL SHORT-TERM INVESTMENTS (Cost $1,832,305)		1,832,305

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MID CORE VALUE FUND

	Number of Shares	Value†
SECURITIES LENDING COLLATERAL — 19.9%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $10,087,095)	10,087,095	$10,087,095

TOTAL INVESTMENTS — 100.0% (Cost $44,101,752)		$50,724,863

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$38,432,581	$38,432,581	$—	$—
REAL ESTATE INVESTMENTS TRUSTS	372,882	372,882	—	—
SHORT-TERM INVESTMENTS	1,832,305	1,832,305	—	—
SECURITIES LENDING COLLATERAL	10,087,095	10,087,095	—	—

TOTAL INVESTMENTS	50,724,863	50,724,863	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 93.2%
Aerospace & Defense — 0.9%
Esterline Technologies Corp.*	5,138	$209,476

Banks — 0.6%
Signature Bank*	4,000	127,600

Biotechnology — 2.8%
Acorda Therapeutics, Inc.*	4,700	118,534
Dendreon Corp.*	5,200	136,656
Illumina, Inc.*	2,900	88,885
OSI Pharmaceuticals, Inc.*	5,300	164,459
Vertex Pharmaceuticals, Inc.*	2,900	124,265

		632,799

Chemicals — 2.3%
Airgas, Inc.	4,500	214,200
Celanese Corp., Series A	5,400	173,340
Rockwood Holdings, Inc.*	5,800	136,648

		524,188

Commercial Services — 17.7%
Alliance Data Systems Corp.*	5,400	348,786
Apollo Group, Inc., Class A*	4,000	242,320
FTI Consulting, Inc.*	8,100	381,996
Gartner, Inc.*	28,615	516,214
ICF International, Inc.*	2,535	67,938
Live Nation, Inc.*	41,462	352,842
Manpower, Inc.	3,000	163,740
Resources Connection, Inc.*	18,446	391,424
Strayer Education, Inc.	1,000	212,490
TeleTech Holdings, Inc.*	7,598	152,188
The Corporate Executive Board Co.	6,300	143,766
Total System Services, Inc.	17,000	293,590
VistaPrint N.V.*	4,136	234,346
Weight Watchers International, Inc.	8,900	259,524
Wright Express Corp.*	5,877	187,241

		3,948,405

Computers — 4.4%
IHS, Inc., Class A*	5,900	323,379
Riverbed Technology, Inc.*	5,791	133,019
SYKES Enterprises, Inc.*	20,987	534,539

		990,937

Distribution & Wholesale — 0.7%
LKQ Corp.*	8,000	156,720

Diversified Financial Services — 1.3%
Lazard Ltd., Class A	3,500	132,895
Raymond James Financial, Inc.	6,200	147,374

		280,269

Electronics — 1.8%
Dolby Laboratories, Inc., Class A*	3,500	167,055
PerkinElmer, Inc.	7,000	144,130
Thomas & Betts Corp.*	2,400	85,896

		397,081

	Number of Shares	Value†

Engineering & Construction — 0.7%
URS Corp.*	3,300	$146,916

Entertainment — 6.2%
DreamWorks Animation SKG, Inc. Class A*	6,200	247,690
National CineMedia, Inc.	22,144	366,926
Penn National Gaming, Inc.*	5,400	146,772
Regal Entertainment Group, Class A	8,033	115,997
Scientific Games Corp., Class A*	34,762	505,787

		1,383,172

Healthcare Products — 8.2%
Boston Scientific Corp.*	23,600	212,400
DENTSPLY International, Inc.	3,100	109,027
ev3, Inc.*	25,600	341,504
Greatbatch, Inc.*	7,200	138,456
Inverness Medical Innovations, Inc.*	4,330	179,738
NuVasive, Inc.*	10,925	349,382
Patterson Cos., Inc.*	3,900	109,122
Sirona Dental Systems, Inc.*	5,233	166,095
STERIS Corp.	7,971	222,949

		1,828,673

Home Furnishings — 1.3%
TiVo, Inc.*	29,400	299,292

Insurance — 1.2%
Allied World Assurance Co. Holdings Ltd.	2,100	96,747
The Hanover Insurance Group, Inc.	4,000	177,720

		274,467

Internet — 5.9%
Equinix, Inc.*	700	74,305
GSI Commerce, Inc.*	27,583	700,333
NetFlix, Inc.*	2,100	115,794
priceline.com, Inc.*	600	131,100
Sapient Corp.*	34,826	288,011

		1,309,543

Iron & Steel — 0.8%
Allegheny Technologies, Inc.	4,200	188,034

Leisure Time — 2.6%
Polaris Industries, Inc.	5,759	251,265
WMS Industries, Inc.*	8,345	333,800

		585,065

Lodging — 1.0%
Hyatt Hotels Corp., Class A*	3,150	93,902
Starwood Hotels & Resorts Worldwide, Inc.	3,800	138,966

		232,868

Machinery — Construction & Mining — 0.9%
Bucyrus International, Inc.	3,700	208,569

Machinery — Diversified — 2.0%
Chart Industries, Inc.*	5,400	89,370
Gardner Denver, Inc.	8,200	348,910

		438,280

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — 0.5%
Timken Co.	4,200	$99,582

Miscellaneous Manufacturing — 2.0%
Acuity Brands, Inc.	4,211	150,080
ITT Corp.	6,000	298,440

		448,520

Oil & Gas — 4.3%
Concho Resources, Inc.*	4,600	206,540
Continental Resources, Inc.*	4,400	188,716
Goodrich Petroleum Corp.*	6,500	158,275
PetroHawk Energy Corp.*	6,933	166,323
Whiting Petroleum Corp.*	3,257	232,712

		952,566

Packaging and Containers — 0.6%
Owens-Illinois, Inc.*	3,800	124,906

Pharmaceuticals — 4.6%
Cephalon, Inc.*	2,000	124,820
Forest Laboratories, Inc.*	3,800	122,018
Mylan, Inc.*	20,133	371,051
Onyx Pharmaceuticals, Inc.*	8,150	239,121
Perrigo Co.	4,300	171,312

		1,028,322

Real Estate — 0.8%
CB Richard Ellis Group, Inc., Class A*	12,733	172,787

Retail — 3.2%
American Eagle Outfitters, Inc.	5,600	95,088
Bed Bath & Beyond, Inc.*	3,600	139,068
Dick’s Sporting Goods, Inc.*	3,200	79,584
GameStop Corp., Class A*	7,600	166,744
Phillips-Van Heusen Corp.	6,000	244,080

		724,564

Semiconductors — 3.6%
Fairchild Semiconductor International, Inc.*	14,748	147,332
Microsemi Corp.*	18,213	323,281
PMC-Sierra, Inc.*	38,800	336,008

		806,621

Software — 4.6%
Lawson Software, Inc.*	34,200	227,430
SkillSoft Plc ADR*	53,926	565,145
Solera Holdings, Inc.	6,812	245,300

		1,037,875

Telecommunications — 4.4%
MetroPCS Communications, Inc.*	14,100	107,583
NII Holdings, Inc.*	15,333	514,882
SBA Communications Corp., Class A*	10,300	351,848

		974,313

Transportation — 1.3%
Nordic American Tanker Shipping	3,400	102,000
RailAmerica, Inc.*	7,350	89,670

	Number of Shares	Value†

Transportation — (continued)
UTi Worldwide, Inc.	7,300	$104,536

		296,206

TOTAL COMMON STOCKS (Cost $17,628,347)		20,828,616

SHORT-TERM INVESTMENTS — 6.8%
BlackRock Liquidity Funds TempCash -Institutional Shares	761,763	761,763
BlackRock Liquidity Funds TempFund -Institutional Shares	761,763	761,763

TOTAL SHORT-TERM INVESTMENTS (Cost $1,523,526)		1,523,526

TOTAL INVESTMENTS — 100.0% (Cost $19,151,873)		$22,352,142

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$20,828,616	$20,828,616	$—	$—
SHORT-TERM INVESTMENTS	1,523,526	1,523,526	—	—

TOTAL INVESTMENTS	22,352, 142	22,352,142	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 92.5%
Agriculture — 1.8%
Bunge Ltd.	2,250	$143,617
Universal Corp.	5,175	236,032

		379,649

Airlines — 0.6%
Alaska Air Group, Inc.*	2,550	88,128
SkyWest, Inc.	2,700	45,684

		133,812

Apparel — 0.9%
Jones Apparel Group, Inc.	12,700	203,962

Auto Parts & Equipment — 3.6%
Dana Holding Corp.*	20,000	216,800
Federal Mogul Corp.*	17,200	297,560
TRW Automotive Holdings Corp.*	10,700	255,516

		769,876

Banks — 3.4%
Associated Banc-Corp	17,000	187,170
City National Corp.	3,000	136,800
Comerica, Inc.	5,950	175,941
Webster Financial Corp.	9,500	112,765
Whitney Holding Corp.	12,600	114,786

		727,462

Beverages — 1.2%
Constellation Brands, Inc., Class A*	16,475	262,447

Building Materials — 0.6%
Masco Corp.	8,900	122,909

Chemicals — 3.7%
Arch Chemicals, Inc.	6,650	205,352
Cytec Industries, Inc.	4,800	174,816
Huntsman Corp.	15,200	171,608
Rockwood Holdings, Inc.*	10,550	248,558

		800,334

Commercial Services — 2.9%
Convergys Corp.*	23,300	250,475
Hertz Global Holdings, Inc.*	17,400	207,408
Kelly Services, Inc., Class A*	13,900	165,827

		623,710

Computers — 3.0%
Insight Enterprises, Inc.*	13,000	148,460
NCR Corp.*	11,450	127,438
SanDisk Corp.*	5,400	156,546
Western Digital Corp.*	4,800	211,920

		644,364

Distribution & Wholesale — 1.9%
United Stationers, Inc.*	3,475	197,554
WESCO International, Inc.*	8,000	216,080

		413,634

	Number of Shares	Value†

Electric — 4.9%
CMS Energy Corp.	13,825	$216,499
Northeast Utilities	9,800	252,742
Pepco Holdings, Inc.	11,800	198,830
Portland General Electric Co.	9,400	191,854
RRI Energy, Inc.*	10,150	58,058
Wisconsin Energy Corp.	2,700	134,541

		1,052,524

Electrical Components & Equipment — 1.4%
EnerSys*	8,600	188,082
General Cable Corp.*	4,200	123,564

		311,646

Electronics — 4.8%
Arrow Electronics, Inc.*	6,500	192,465
AU Optronics Corp. ADR	16,940	203,111
Avnet, Inc.*	6,400	193,024
Flextronics International Ltd.*	26,100	190,791
Thomas & Betts Corp.*	6,750	241,582

		1,020,973

Food — 3.8%
Dean Foods Co.*	10,200	184,008
Del Monte Foods Co.	10,900	123,606
Smithfield Foods, Inc.*	13,550	205,824
SUPERVALU, Inc.	11,150	141,717
Tyson Foods, Inc., Class A	12,900	158,283

		813,438

Gas — 1.0%
NiSource, Inc.	13,975	214,936

Hand & Machine Tools — 1.2%
Black & Decker Corp.	2,000	129,660
Regal-Beloit Corp.	2,500	129,850

		259,510

Healthcare Services — 2.5%
AMERIGROUP Corp.*	4,600	124,016
LifePoint Hospitals, Inc.*	8,450	274,709
Molina Healthcare, Inc.*	5,300	121,211
Universal Health Services, Inc., Class B	600	18,300
		538,236
Home Builders — 1.1%
NVR, Inc.*	175	124,374
Pulte Homes, Inc.*	10,200	102,000

		226,374

Home Furnishings — 0.7%
Whirlpool Corp.	1,800	145,188

Insurance — 5.5%
Arch Capital Group Ltd.*	1,550	110,903
Aspen Insurance Holdings Ltd.	6,300	160,335
Endurance Specialty Holdings Ltd.	5,300	197,319
Fidelity National Financial, Inc., Class A	9,000	121,140
Reinsurance Group of America, Inc.	4,925	234,676

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
StanCorp Financial Group, Inc.	4,200	$168,084
Unum Group	9,875	192,760

		1,185,217

Iron & Steel — 2.6%
AK Steel Holding Corp.	6,800	145,180
Reliance Steel & Aluminum Co.	4,900	211,778
Steel Dynamics, Inc.	11,400	202,008

		558,966

Leisure Time — 1.2%
Callaway Golf Co.	16,900	127,426
Harley-Davidson, Inc.	5,100	128,520

		255,946

Lodging — 1.4%
Boyd Gaming Corp.*	14,500	121,365
Wyndham Worldwide Corp.	8,800	177,496

		298,861

Machinery — Construction & Mining — 1.2%
Terex Corp.*	12,825	254,063

Machinery — Diversified — 1.5%
Briggs & Stratton Corp.	5,700	106,647
Gardner Denver, Inc.	4,850	206,368

		313,015

Media — 0.6%
CBS Corp., Class B	9,450	132,773

Metal Fabricate/Hardware — 1.9%
Commercial Metals Co.	11,050	172,933
Mueller Industries, Inc.	9,150	227,286

		400,219

Miscellaneous Manufacturing — 2.6%
A. O. Smith Corp.	4,050	175,729
Acuity Brands, Inc.	2,600	92,664
Cooper Industries Plc, Class A	2,500	106,600
Teleflex, Inc.	3,300	177,837

		552,830

Oil & Gas — 5.7%
Cimarex Energy Co.	5,025	266,174
Forest Oil Corp.*	10,000	222,500
Helmerich & Payne, Inc.	5,000	199,400
Mariner Energy, Inc.*	15,500	179,955
Rowan Cos., Inc.*	9,750	220,740
Whiting Petroleum Corp.*	1,825	130,396

		1,219,165

Oil & Gas Services — 2.2%
Helix Energy Solutions Group, Inc.*	21,600	253,800
Oil States International, Inc.*	5,800	227,882

		481,682

	Number of Shares	Value†

Packaging and Containers — 1.4%
Owens-Illinois, Inc.*	3,725	$122,441
Sonoco Products Co.	6,375	186,469

		308,910

Pharmaceuticals — 0.6%
Omnicare, Inc.	5,000	120,900

Real Estate — 1.8%
Brookfield Properties Corp.	6,400	77,568
CB Richard Ellis Group, Inc., Class A*	10,300	139,771
Jones Lang Lasalle, Inc.	2,700	163,080

		380,419

Retail — 7.9%
AnnTaylor Stores Corp.*	12,600	171,864
Darden Restaurants, Inc.	5,400	189,378
Dress Barn, Inc.*	8,200	189,420
Foot Locker, Inc.	19,600	218,344
J.C. Penney Co., Inc.	4,000	106,440
Limited Brands, Inc.	9,200	177,008
Office Depot, Inc.*	26,600	171,570
Signet Jewelers Ltd.*	9,100	243,152
The Men’s Wearhouse, Inc.	11,050	232,713

		1,699,889

Savings & Loans — 2.9%
Astoria Financial Corp.	10,700	133,001
First Niagara Financial Group, Inc.	17,700	246,207
Washington Federal, Inc.	12,450	240,783

		619,991

Semiconductors — 3.2%
Amkor Technology, Inc.*	21,800	156,088
Lam Research Corp.*	4,500	176,445
Siliconware Precision Industries Co. ADR	28,000	196,280
Teradyne, Inc.*	15,500	166,315

		695,128

Telecommunications — 2.5%
Amdocs Ltd.*	3,600	102,708
Anixter International, Inc.*	5,300	249,630
CommScope, Inc.*	6,850	181,731

		534,069

Transportation — 0.8%
Con-way, Inc.	5,100	178,041

TOTAL COMMON STOCKS (Cost $16,534,875)		19,855,068

REAL ESTATE INVESTMENT TRUSTS — 3.1%
Hotels & Resorts — 0.6%
Sunstone Hotel Investors, Inc.*	15,709	139,496

Mixed Industrial/Office — 0.6%
Digital Realty Trust, Inc.	2,450	123,186

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMID CAP VALUE FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS —(continued)
Office Property — 0.6%
Brandywine Realty Trust	12,100	$137,940

Regional Malls — 0.6%
CBL & Associates Properties, Inc.	12,900	124,743

Strip Centers — 0.7%
Tanger Factory Outlet Centers, Inc.	3,725	145,238

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $549,009)		670,603

SHORT-TERM INVESTMENTS — 4.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	473,190	473,190
BlackRock Liquidity Funds TempFund - Institutional Shares	473,189	473,189

TOTAL SHORT-TERM INVESTMENTS (Cost $946,379)		946,379

TOTAL INVESTMENTS — 100.0% (Cost $18,030,263)		$21,472,050

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$19,855,068	$19,855,068	$—	$—
REAL ESTATE INVESTMENT TRUSTS	670,603	670,603	—	—
SHORT-TERM INVESTMENTS	946,379	946,379	—	—

TOTAL INVESTMENTS	21,472,050	21,472,050	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 74.2%
Aerospace & Defense — 0.8%
AeroVironment, Inc.*	27,265	$792,866

Airlines — 2.1%
AirTran Holdings, Inc.*#	288,556	1,506,263
Copa Holdings S.A., Class A	10,758	585,988

		2,092,251

Apparel — 1.6%
Iconix Brand Group, Inc.*#	73,000	923,450
Under Armour, Inc., Class A*#	26,500	722,655

		1,646,105

Auto Parts & Equipment — 1.3%
Federal Mogul Corp.*	38,053	658,317
Titan International, Inc.#	82,167	666,374

		1,324,691

Biotechnology — 2.5%
AMAG Pharmaceuticals, Inc.*#	47,223	1,795,891
United Therapeutics Corp.*	14,561	766,636

		2,562,527

Chemicals — 0.6%
Intrepid Potash, Inc.*#	21,553	628,701

Commercial Services — 7.8%
Aegean Marine Petroleum Network, Inc.	63,529	1,745,777
American Public Education, Inc.*#	57,543	1,977,177
FTI Consulting, Inc.*#	33,200	1,565,712
Monster Worldwide, Inc.*#	37,450	651,630
SuccessFactors, Inc.*	38,125	632,113
The Corporate Executive Board Co.	29,866	681,542
VistaPrint N.V.*	11,040	625,526

		7,879,477

Computers — 0.7%
VanceInfo Technologies, Inc. ADR*	38,675	742,947

Distribution & Wholesale — 0.6%
Titan Machinery, Inc.*#	52,453	605,308

Diversified Financial Services — 1.0%
Greenhill & Co., Inc.#	13,156	1,055,637

Electric — 0.7%
EnerNOC, Inc.*#	21,975	667,820

Electrical Components & Equipment — 1.1%
Advanced Energy Industries, Inc.*#	75,144	1,133,172

Entertainment — 1.0%
Pinnacle Entertainment, Inc.*	118,978	1,068,422

Food — 1.3%
Smart Balance, Inc.*#	221,880	1,331,280

Healthcare Products — 4.5%
Abaxis, Inc.*	26,457	675,976
Masimo Corp.*	49,475	1,505,030
NuVasive, Inc.*#	39,529	1,264,137

	Number of Shares	Value†

Healthcare Products — (continued)
Thoratec Corp.*#	40,394	$1,087,407

		4,532,550

Healthcare Services — 1.8%
Amedisys, Inc.*#	23,600	1,146,016
IPC The Hospitalist Co., Inc.*	19,933	662,772

		1,808,788

Home Furnishings — 1.8%
DTS, Inc.*#	22,386	765,825
Tempur-Pedic International, Inc.*	47,050	1,111,792

		1,877,617

Insurance — 1.8%
MGIC Investment Corp.*#	308,600	1,783,708

Internet — 1.9%
Archipelago Learning, Inc.*	33,965	703,075
Sapient Corp.*	150,343	1,243,337

		1,946,412

Leisure Time — 1.5%
Life Time Fitness, Inc.*#	61,610	1,535,937

Lodging — 1.2%
Orient-Express Hotels Ltd., Class A*#	120,884	1,225,764

Machinery — Construction & Mining — 0.6%
Terex Corp.*	31,075	615,596

Oil & Gas — 8.5%
Comstock Resources, Inc.*	31,094	1,261,484
GMX Resources, Inc.*#	69,484	954,710
PetroHawk Energy Corp.*	98,544	2,364,070
Petroquest Energy, Inc.*#	116,555	714,482
Quicksilver Resources, Inc.*#	95,308	1,430,573
SandRidge Energy, Inc.*#	202,672	1,911,197

		8,636,516

Pharmaceuticals — 5.5%
BioMarin Pharmaceuticals, Inc.*#	124,153	2,335,318
Cardiome Pharma Corp.*	239,425	1,065,441
Durect Corp.*	304,184	751,335
Par Pharmaceutical Cos., Inc.*	23,300	630,498
Pozen, Inc.*	129,977	778,562

		5,561,154

Retail — 4.3%
AerCap Holdings N.V.*#	174,644	1,582,275
Buffalo Wild Wings, Inc.*#	16,176	651,407
Lululemon Athletica, Inc.*	26,988	812,339
Texas Roadhouse, Inc.*	55,275	620,738
Ulta Salon Cosmetics & Fragrance, Inc.*	36,074	655,104

		4,321,863

Semiconductors — 6.1%
FormFactor, Inc.*	62,660	1,363,482
Netlogic Microsystems, Inc.*#	24,639	1,139,800

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Teradyne, Inc.*#	217,476	$2,333,518
Verigy Ltd.*	103,074	1,326,562

		6,163,362

Software — 7.1%
Ariba, Inc.*	73,232	916,865
Blackboard, Inc.*	12,900	585,531
CommVault Systems, Inc.*	26,425	626,008
InnerWorkings, Inc.*#	170,036	1,003,212
MicroStrategy, Inc., Class A*	6,684	628,430
NetSuite, Inc.*#	61,330	980,053
Phase Forward, Inc.*	63,098	968,554
Rosetta Stone, Inc.*#	48,488	870,360
Taleo Corp., Class A*	27,567	648,376

		7,227,389

Telecommunications — 0.9%
Atheros Communications, Inc.*#	27,316	935,300

Transportation — 3.6%
Atlas Air Worldwide Holdings, Inc.*	32,666	1,216,809
Celadon Group, Inc.*	56,188	609,640
Genesee & Wyoming, Inc., Class A*	18,100	590,784
Old Dominion Freight Line, Inc.*	22,050	676,935
Vitran Corp., Inc.*	49,374	536,695

		3,630,863

TOTAL COMMON STOCKS (Cost $65,351,613)		75,334,023

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	213,060	213,060
BlackRock Liquidity Funds TempFund - Institutional Shares	213,059	213,059

TOTAL SHORT-TERM INVESTMENTS (Cost $426,119)		426,119

SECURITIES LENDING COLLATERAL — 25.4%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $25,834,092)	25,834,092	25,834,092

TOTAL INVESTMENTS — 100.0% (Cost $91,611,824)		$101,594,234

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$75,334,023	$75,334,023	$—	$—
SHORT-TERM INVESTMENTS	426,119	426,119	—	—
SECURITIES LENDING COLLATERAL	25,834,092	25,834,092	—	—

TOTAL INVESTMENTS	101,594,234	101,594,234	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 69.6%
Aerospace & Defense — 0.9%
AAR Corp.*	40,997	$942,111
TransDigm Group, Inc.	10,236	486,108

		1,428,219

Airlines — 1.2%
AirTran Holdings, Inc.*#	296,170	1,546,007
JetBlue Airways Corp.*#	73,710	401,720

		1,947,727

Apparel — 0.2%
G-III Apparel Group Ltd.*	17,060	369,690

Auto Parts & Equipment — 0.6%
Tenneco, Inc.*	22,580	400,343
TRW Automotive Holdings Corp.*#	27,660	660,521

		1,060,864

Banks — 8.5%
Bank of the Ozarks, Inc.#	29,673	868,529
Boston Private Financial Holdings, Inc.#	59,839	345,271
Bridge Capital Holdings*	11,083	77,581
Capital City Bank Group, Inc.#	10,899	150,842
CoBiz Financial, Inc.#	40,981	194,660
East West Bancorp, Inc.#	42,503	671,547
F.N.B. Corp.#	60,015	407,502
First Financial Bankshares, Inc.	23,560	1,277,659
FirstMerit Corp.	33,228	669,212
Glacier Bancorp, Inc.#	75,378	1,034,186
Hancock Holding Co.	24,300	1,064,097
Heritage Financial Corp.	13,220	182,172
Home Bancshares, Inc.#	18,506	445,439
IBERIABANK Corp.	8,049	433,117
Lakeland Financial Corp.	13,160	227,010
MB Financial, Inc.	17,420	343,522
Northwest Bancshares, Inc.*	17,180	194,478
PacWest Bancorp#	9,960	200,694
Pinnacle Financial Partners, Inc.*	35,049	498,397
Prosperity Bancshares, Inc.#	29,286	1,185,204
S.Y. Bancorp, Inc.	4,150	88,602
SCBT Financial Corp.	19,097	528,796
Seacoast Banking Corp. of Florida	45,425	74,043
Sierra Bancorp#	8,284	63,207
Signature Bank*#	37,375	1,192,262
Simmons First National Corp., Class A#	9,710	269,938
Southcoast Financial Corp.*	15,901	47,067
Summit State Bank	11,718	61,519
Texas Capital Bancshares, Inc.*	14,493	202,322
Trico Bancshares	19,718	328,305
UMB Financial Corp.#	16,979	668,124
United Community Banks, Inc.*#	18,341	62,176

		14,057,480

Building Materials — 1.2%
Comfort Systems USA, Inc.#	107,171	1,322,490
Universal Forest Products, Inc.	18,287	673,145

		1,995,635

	Number of Shares	Value†

Chemicals — 3.2%
H.B. Fuller Co.	55,064	$1,252,706
KMG Chemicals, Inc.	7,265	108,612
Minerals Technologies, Inc.	23,275	1,267,789
PolyOne Corp.*	144,610	1,080,237
Rockwood Holdings, Inc.*	8,970	211,333
Sensient Technologies Corp.	14,031	369,015
Solutia, Inc.*	74,063	940,600

		5,230,292

Commercial Services — 2.4%
Aaron’s, Inc.#	28,486	789,917
Aegean Marine Petroleum Network, Inc.	41,791	1,148,417
Monro Muffler Brake, Inc.	15,313	512,067
On Assignment, Inc.*	46,081	329,479
Resources Connection, Inc.*	19,125	405,832
RSC Holdings, Inc.*	91,976	647,511
Team, Inc.*	3,430	64,518

		3,897,741

Computers — 1.1%
Electronics for Imaging, Inc.*	91,772	1,193,954
MTS Systems Corp.	21,425	615,754

		1,809,708

Cosmetics & Personal Care — 0.3%
Elizabeth Arden, Inc.*	29,501	425,994

Distribution & Wholesale — 2.4%
Beacon Roofing Supply, Inc.*	34,518	552,288
Fossil, Inc.*#	24,267	814,401
Pool Corp.#	27,490	524,509
School Specialty, Inc.*	19,329	452,105
Watsco, Inc.#	25,964	1,271,717
WESCO International, Inc.*#	10,850	293,058

		3,908,078

Diversified Financial Services — 1.7%
BGC Partners, Inc., Class A	39,314	181,631
E*TRADE Financial Corp.*	352,280	616,490
Financial Federal Corp.	18,783	516,532
KBW, Inc.*#	17,169	469,744
Knight Capital Group, Inc., Class A*	39,010	600,754
MF Global Ltd.*	65,141	452,730

		2,837,881

Electric — 3.4%
CH Energy Group, Inc.	1,740	73,985
Cleco Corp.#	44,391	1,213,206
El Paso Electric Co.*	113,389	2,299,529
Great Plains Energy, Inc.	12,250	237,527
MGE Energy, Inc.	5,448	194,711
NorthWestern Corp.	9,385	244,198
The Empire District Electric Co.#	6,783	127,046
UniSource Energy Corp.	12,273	395,068
Westar Energy, Inc.	40,064	870,190

		5,655,460

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.6%
EnerSys*	25,205	$551,233
Littelfuse, Inc.*	15,786	507,520

		1,058,753

Electronics — 0.5%
Gentex Corp.	21,917	391,219
Watts Water Technologies, Inc., Class A	15,470	478,332

		869,551

Engineering & Construction — 0.3%
Michael Baker Corp.*	4,860	201,204
MYR Group, Inc.*	17,820	322,186

		523,390

Environmental Control — 0.6%
Waste Connections, Inc.*	29,024	967,660

Food — 1.3%
American Italian Pasta Co., Class A*#	14,680	510,717
Lance, Inc.	15,410	405,283
The Hain Celestial Group, Inc.*#	27,620	469,816
TreeHouse Foods, Inc.*#	18,330	712,304

		2,098,120

Gas — 0.7%
South Jersey Industries, Inc.	2,070	79,033
Southwest Gas Corp.	33,467	954,813
The Laclede Group, Inc.	5,608	189,382

		1,223,228

Hand & Machine Tools — 0.7%
Franklin Electric Co., Inc.	11,467	333,460
Regal-Beloit Corp.#	16,770	871,034

		1,204,494

Healthcare Products — 1.6%
American Medical Systems Holdings, Inc.*	51,337	990,291
Cardiac Science Corp.*	105,479	235,218
Hill-Rom Holdings, Inc.	18,226	437,242
Kinetic Concepts, Inc.*	8,190	308,353
Symmetry Medical, Inc.*	85,793	691,492

		2,662,596

Healthcare Services — 2.1%
Amedisys, Inc.*#	32,700	1,587,912
Lincare Holdings, Inc.*	31,023	1,151,574
Psychiatric Solutions, Inc.*	31,210	659,779

		3,399,265

Home Builders — 0.7%
Meritage Homes Corp.*#	26,398	510,273
The Ryland Group, Inc.	31,610	622,717

		1,132,990

Household Products & Wares — 0.3%
Central Garden & Pet Co.*	40,660	435,062

	Number of Shares	Value†

Insurance — 4.9%
Ambac Financial Group, Inc.*#	76,580	$63,561
American Equity Investment Life Holding Co.	147,995	1,101,083
Aspen Insurance Holdings Ltd.	23,179	589,905
Assured Guaranty Ltd.#	14,588	317,435
Donegal Group, Inc., Class A	21,870	339,860
Max Capital Group Ltd.	52,133	1,162,566
Meadowbrook Insurance Group, Inc.	173,722	1,285,543
MGIC Investment Corp.*#	40,080	231,662
ProAssurance Corp.*	22,218	1,193,329
RLI Corp.#	14,740	784,905
The PMI Group, Inc.*#	29,630	74,668
Tower Group, Inc.#	38,931	911,375

		8,055,892

Investment Companies — 0.9%
Apollo Investment Corp.	61,640	587,429
Ares Capital Corp.	46,988	585,001
PennantPark Investment Corp.	44,227	394,505

		1,566,935

Iron & Steel — 0.2%
Schnitzer Steel Industries, Inc., Class A#	5,325	254,003

Lodging — 0.7%
Ameristar Casinos, Inc.	33,717	513,510
Gaylord Entertainment Co.*#	33,390	659,452

		1,172,962

Machinery — Diversified — 2.3%
Altra Holdings, Inc.*#	17,430	215,260
Applied Industrial Technologies, Inc.	55,071	1,215,417
Graco, Inc.	24,708	705,908
Intermec, Inc.*	42,278	543,695
Robbins & Myers, Inc.	19,614	461,321
Tennant Co.	22,329	584,797

		3,726,398

Metal Fabricate/Hardware — 2.0%
Commercial Metals Co.	67,680	1,059,192
Mueller Industries, Inc.	38,634	959,669
Mueller Water Products, Inc., Class A	136,320	708,864
Olympic Steel, Inc.#	17,073	556,238

		3,283,963

Mining — 1.2%
Kaiser Aluminum Corp.	46,350	1,929,087

Miscellaneous Manufacturing — 0.8%
Actuant Corp., Class A	74,613	1,382,579

Oil & Gas — 3.1%
Atlas Energy, Inc.	65,979	1,990,587
Brigham Exploration Co.*	61,676	835,710
Resolute Energy Corp.*	85,008	979,292
Rex Energy Corp.*	48,734	584,808
Rosetta Resources, Inc.*	34,540	688,382

		5,078,779

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — 2.1%
Dril-Quip, Inc.*	18,208	$1,028,388
Hornbeck Offshore Services, Inc.*#	34,120	794,314
Key Energy Services, Inc.*#	54,909	482,650
Oil States International, Inc.*	11,942	469,201
T-3 Energy Services, Inc.*	30,215	770,482

		3,545,035

Real Estate — 0.5%
Pebblebrook Hotel Trust*	12,810	281,948
Retail Opportunity Investments Corp.*	48,140	486,696

		768,644

Retail — 5.5%
AnnTaylor Stores Corp.*#	31,790	433,616
Asbury Automotive Group, Inc.*	28,879	332,975
Big Lots, Inc.*	15,952	462,289
California Pizza Kitchen, Inc.*	52,080	700,476
Casey’s General Stores, Inc.	20,215	645,263
CEC Entertainment, Inc.*#	12,791	408,289
First Cash Financial Services, Inc.*	17,890	396,979
Gymboree Corp.*#	22,905	996,138
Hibbett Sports, Inc.*#	24,550	539,854
HSN, Inc.*	32,050	647,089
Jo-Ann Stores, Inc.*	33,972	1,231,145
Jos. A. Bank Clothiers, Inc.*#	14,410	607,958
The Children’s Place Retail Stores, Inc.*#	18,440	608,704
The Finish Line, Inc., Class A	63,874	801,619
The Pantry, Inc.*	18,996	258,156

		9,070,550

Savings & Loans — 1.1%
Berkshire Hills Bancorp, Inc.	8,726	180,454
Brookline Bancorp, Inc.	53,469	529,878
Dime Community Bancshares	20,037	234,834
First Financial Holdings, Inc.	18,977	246,511
NewAlliance Bancshares, Inc.	44,726	537,159
WSFS Financial Corp.	6,346	162,648

		1,891,484

Semiconductors — 2.6%
ATMI, Inc.*	22,880	426,026
Emulex Corp.*	62,291	678,972
Entegris, Inc.*	106,060	559,997
Fairchild Semiconductor International, Inc.*	68,527	684,585
Micrel, Inc.#	66,112	542,118
MKS Instruments, Inc.*	38,850	676,378
Semtech Corp.*	43,894	746,637

		4,314,713

Software — 2.0%
Avid Technology, Inc.*	67,600	862,576
JDA Software Group, Inc.*	40,332	1,027,256
Monotype Imaging Holdings, Inc.*	35,900	324,177

	Number of Shares	Value†

Software — (continued)
Parametric Technology Corp.*	69,649	$1,138,065

		3,352,074

Telecommunications — 2.7%
ADC Telecommunications, Inc.*	72,043	447,387
Anixter International, Inc.*	26,541	1,250,081
Knology, Inc.*	49,778	545,069
Plantronics, Inc.#	27,892	724,634
Polycom, Inc.*#	31,112	776,867
Premiere Global Services, Inc.*	96,869	799,169

		4,543,207

Textiles — 0.4%
G&K Services, Inc., Class A	28,973	728,091

Transportation — 0.1%
Golar LNG Ltd.*	12,501	160,263

TOTAL COMMON STOCKS (Cost $109,236,987)		115,024,537

REAL ESTATE INVESTMENT TRUSTS — 7.8%
Apartments — 1.2%
American Campus Communities, Inc.#	68,286	1,918,837

Building & Real Estate — 2.2%
Cypress Sharpridge Investments, Inc.	54,790	740,213
Hatteras Financial Corp.#	12,420	347,263
MFA Financial, Inc.	143,806	1,056,974
National Retail Properties, Inc.#	69,185	1,468,106

		3,612,556

Healthcare — 0.9%
Cogdell Spencer, Inc.	44,174	250,025
Omega Healthcare Investors, Inc.#	68,476	1,331,858

		1,581,883

Mixed Industrial/Office — 1.5%
Digital Realty Trust, Inc.#	20,755	1,043,561
Entertainment Properties Trust#	39,859	1,405,827

		2,449,388

Office Property — 1.5%
BioMed Realty Trust, Inc.	70,755	1,116,514
Parkway Properties, Inc.	68,399	1,424,067

		2,540,581

Strip Centers — 0.5%
Acadia Realty Trust	46,825	789,938

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,786,761)		12,893,183

EXCHANGE TRADED FUNDS — 0.8%
iShares Russell 2000 Value Index Fund (Cost $1,240,645)	21,676	1,258,075

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,851,384	$1,851,384
RBB Sansom Street Fund Money Market Portfolio	1,851,385	1,851,385

TOTAL SHORT-TERM INVESTMENTS (Cost $3,702,769)		3,702,769

SECURITIES LENDING COLLATERAL — 19.6%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $32,375,229)	32,375,229	32,375,229

TOTAL INVESTMENTS — 100.0% (Cost $159,342,391)		$165,253,793

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$115,024,537	$115,024,537	$—	$—
REAL ESTATE INVESTMENT TRUSTS	12,893,183	12,893,183	—	—
EXCHANGE TRADED FUNDS	1,258,075	1,258,075	—	—
SHORT-TERM INVESTMENTS	3,702,769	3,702,769	—	—
SECURITIES LENDING COLLATERAL	32,375,229	32,375,229	—	—

TOTAL INVESTMENTS	165,253,793	165,253,793	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 67.8%
Advertising — 0.1%
APAC Customer Services, Inc.*	447	$2,664
Harte-Hanks, Inc.	774	8,344
inVentiv Health, Inc.*	708	11,448
Marchex Inc., Class B	244	1,240

		23,696

Aerospace & Defense — 1.0%
AAR Corp.*	886	20,360
AeroVironment, Inc.*	318	9,247
Argon ST, Inc.*#	311	6,755
Astronics Corp.*	168	1,436
Cubic Corp.	378	14,099
Curtiss-Wright Corp.	1,005	31,477
Ducommun, Inc.	265	4,958
Esterline Technologies Corp.*	687	28,009
GenCorp, Inc.*	1,147	8,029
HEICO Corp.#	521	23,096
Herley Industries, Inc.*	285	3,959
Kaman Corp.	561	12,954
LMI Aerospace, Inc.*	153	2,035
Moog, Inc., Class A*	1,004	29,347
National Presto Industries, Inc.	109	11,906
Orbital Sciences Corp.*	1,313	20,036
Teledyne Technologies, Inc.*	817	31,340
Triumph Group, Inc.#	374	18,046

		277,089

Agriculture — 0.3%
AgFeed Industries, Inc.*	429	2,145
Alico, Inc.	51	1,452
Alliance One International, Inc.*#	2,056	10,033
Cadiz, Inc.*#	357	4,273
Griffin Land & Nurseries, Inc.	40	1,165
Star Scientific, Inc.*#	1,179	825
Tejon Ranch Co.*#	267	7,802
The Andersons, Inc.	411	10,612
Universal Corp.#	568	25,907
Vector Group Ltd.#	840	11,760

		75,974

Airlines — 0.7%
AirTran Holdings, Inc.*#	2,933	15,310
Alaska Air Group, Inc.*	785	27,130
Allegiant Travel Co.*#	349	16,462
Hawaiian Holdings, Inc.*	1,059	7,413
JetBlue Airways Corp.*	5,689	31,005
Republic Airways Holdings, Inc.*	701	5,180
SkyWest, Inc.	1,195	20,220
UAL Corp.*#	3,770	48,671
US Airways Group, Inc.*#	3,668	17,753

		189,144

Apparel — 1.2%
American Apparel, Inc.*	527	1,634
Carter’s, Inc.*	1,250	32,812
Cherokee, Inc.#	200	3,564

	Number of Shares	Value†

Apparel — (continued)
Columbia Sportswear Co.#	250	$9,760
Crocs, Inc.*	1,706	9,809
Deckers Outdoor Corp.*	284	28,888
G-III Apparel Group Ltd.*	313	6,783
Iconix Brand Group, Inc.*#	1,644	20,797
Jones Apparel Group, Inc.	1,874	30,096
K-Swiss, Inc., Class A*	624	6,203
Maidenform Brands, Inc.*	438	7,310
Oxford Industries, Inc.#	308	6,369
Perry Ellis International, Inc.*	214	3,223
Quiksilver, Inc.*	2,737	5,529
Skechers U.S.A., Inc., Class A*	727	21,381
Steven Madden Ltd.*	360	14,846
The Warnaco Group, Inc.*	1,031	43,498
Timberland Co., Class A*	921	16,514
True Religion Apparel, Inc.*#	626	11,575
Under Armour, Inc., Class A*#	738	20,125
Unifi, Inc.*	782	3,034
Volcom, Inc.*#	367	6,144
Weyco Group, Inc.	200	4,728
Wolverine World Wide, Inc.	1,116	30,378

		345,000

Auto Manufacturers — 0.0%
Force Protection, Inc.*	1,442	7,513

Auto Parts & Equipment — 0.7%
American Axle & Manufacturing Holdings, Inc.*#	916	7,346
Amerigon, Inc.*	539	4,280
ArvinMeritor, Inc.*#	1,610	18,000
ATC Technology Corp.*	412	9,826
China Automotive Systems, Inc.*	144	2,694
Cooper Tire & Rubber Co.#	1,305	26,165
Dana Holding Corp.*#	3,020	32,737
Dorman Products, Inc.*	296	4,635
Exide Technologies*	987	7,017
Fuel Systems Solutions, Inc.*#	284	11,712
Miller Industries, Inc.*	187	2,122
Modine Manufacturing Co.*	1,076	12,740
Spartan Motors, Inc.	917	5,163
Standard Motor Products, Inc.*	500	4,260
Superior Industries International, Inc.	462	7,069
Tenneco, Inc.*	1,330	23,581
Titan International, Inc.#	855	6,934
Wonder Auto Technology, Inc.*	335	3,940

		190,221

Banks — 4.2%
1st Source Corp.	326	5,245
Alliance Financial Corp.	73	1,982
American National Bankshares, Inc.	109	2,387
Ameris Bancorp	207	1,479
Ames National Corp.	99	2,090
Arrow Financial Corp.#	236	5,900
Auburn National Bancorporation, Inc.#	46	906

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
BancFirst Corp.	160	$5,926
Banco Latinoamericano de Exportaciones S.A., Class E	694	9,647
Bancorp Rhode Island, Inc.	69	1,772
Bancorp, Inc.*	512	3,512
Bank Mutual Corp.	953	6,595
Bank of Kentucky Financial Corp.#	58	1,089
Bank of Marin Bancorp	90	2,930
Bank of the Ozarks, Inc.#	338	9,893
Banner Corp.#	214	574
Bar Harbor Bankshares	53	1,455
Boston Private Financial Holdings, Inc.#	1,419	8,188
Bridge Bancorp, Inc.#	107	2,572
Bryn Mawr Bank Corp.#	99	1,494
Camden National Corp.	152	4,970
Capital City Bank Group, Inc.	269	3,723
Cardinal Financial Corp.	618	5,401
Cass Information Systems, Inc.	210	6,384
Cathay General Bancorp	1,493	11,272
Center Bancorp, Inc.#	226	2,016
CenterState Banks of Florida, Inc.	432	4,359
Central Pacific Financial Corp.*	455	596
Century Bancorp, Inc. Class A	69	1,520
Chemical Financial Corp.#	466	10,988
Citizens & Northern Corp.#	356	3,396
Citizens Holding Co.#	71	1,590
Citizens Republic Bancorp, Inc.*	9,935	6,855
City Holding Co.#	348	11,251
CNB Financial Corp.	153	2,446
CoBiz Financial, Inc.	600	2,850
Columbia Banking System, Inc.#	648	10,485
Community Bank System, Inc.	791	15,274
Community Trust Bancorp, Inc.#	338	8,264
CVB Financial Corp.#	1,991	17,202
Eagle Bancorp, Inc.*	385	4,031
East West Bancorp, Inc.#	2,017	31,869
Enterprise Bancorp, Inc.#	97	1,062
Enterprise Financial Services Corp.#	166	1,280
F.N.B. Corp.#	2,555	17,348
Farmers Capital Bank Corp.	99	1,012
Financial Institutions, Inc.	168	1,979
First Bancorp#	324	4,526
First Bancorp, Inc.	134	2,066
First BanCorp.#	1,918	4,411
First Busey Corp.#	1,002	3,898
First California Financial Group, Inc.*#	122	334
First Commonwealth Financial Corp.	1,884	8,761
First Community Bancshares, Inc.	242	2,916
First Financial Bancorp	1,105	16,089
First Financial Bankshares, Inc.	445	24,132
First Financial Corp.	280	8,546
First Financial Service Corp.	77	698
First Merchants Corp.	600	3,564
First Midwest Bancorp, Inc.#	1,260	13,721
First South Bancorp, Inc.	100	1,030

	Number of Shares	Value†

Banks — (continued)
FirstMerit Corp.	1,788	$36,010
German American Bancorp, Inc.	192	3,120
Glacier Bancorp, Inc.#	1,431	19,633
Great Southern Bancorp, Inc.#	271	5,789
Guaranty Bancorp*	869	1,147
Hampton Roads Bankshares, Inc.#	322	557
Hancock Holding Co.	609	26,668
Harleysville National Corp.#	958	6,170
Heartland Financial USA, Inc.#	317	4,549
Heritage Financial Corp.	208	2,866
Home Bancshares, Inc.#	360	8,665
IBERIABANK Corp.	455	24,484
Independent Bank Corp.	471	9,839
International Bancshares Corp.#	1,127	21,334
Lakeland Bancorp, Inc.#	308	1,968
Lakeland Financial Corp.	294	5,072
MainSource Financial Group, Inc.	321	1,534
MB Financial, Inc.	1,102	21,731
Merchants Bancshares, Inc.	86	1,947
Metro Bancorp, Inc.*	263	3,306
Midsouth Bancorp, Inc.#	86	1,195
Nara Bancorp, Inc.*#	739	8,380
National Bankshares, Inc.#	119	3,367
National Penn Bancshares, Inc.#	2,858	16,548
NBT Bancorp, Inc.	793	16,153
Northrim BanCorp, Inc.	116	1,958
Northwest Bancshares, Inc.*#	807	9,135
Norwood Financial Corp.	37	1,058
Ohio Valley Banc Corp.#	71	1,564
Old National Bancorp	1,910	23,741
Old Second Bancorp, Inc.#	235	1,619
Oriental Financial Group, Inc.	560	6,048
Orrstown Financial Services, Inc.#	87	3,035
Pacific Capital Bancorp#	660	634
Pacific Continental Corp.	352	4,027
PacWest Bancorp#	623	12,553
Park National Corp.#	259	15,250
Peapack-Gladstone Financial Corp.	135	1,712
Penns Woods Bancorp, Inc.	68	2,206
Peoples Bancorp, Inc.	172	1,665
Peoples Financial Corp.	72	1,463
Pinnacle Financial Partners, Inc.*#	663	9,428
Porter Bancorp, Inc.#	61	917
PremierWest Bancorp	355	504
PrivateBancorp, Inc.	1,268	11,374
Prosperity Bancshares, Inc.#	1,025	41,482
Renasant Corp.#	437	5,943
Republic Bancorp, Inc., Class A#	234	4,820
Republic First Bancorp, Inc.*	144	615
S&T Bancorp, Inc.#	559	9,509
S.Y. Bancorp, Inc.	297	6,341
Sandy Spring Bancorp, Inc.#	318	2,827
Santander BanCorp*	88	1,081
SCBT Financial Corp.	310	8,584
Shore Bancshares, Inc.	212	3,066

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Sierra Bancorp#	106	$809
Signature Bank*#	926	29,539
Simmons First National Corp., Class A#	400	11,120
Smithtown Bancorp, Inc.#	302	1,797
Southside Bancshares, Inc.	302	5,925
Southwest Bancorp, Inc.	236	1,638
State Bancorp, Inc.	235	1,671
StellarOne Corp.	416	4,143
Sterling Bancorp	271	1,935
Sterling Bancshares, Inc.#	1,705	8,747
Sterling Financial Corp.*#	748	464
Suffolk Bancorp#	243	7,217
Sun Bancorp, Inc.*	210	788
Susquehanna Bancshares, Inc.#	1,757	10,349
SVB Financial Group*#	912	38,021
Texas Capital Bancshares, Inc.*	778	10,861
The First of Long Island Corp.	95	2,399
The South Financial Group, Inc.	3,444	2,220
Tompkins Financial Corp.	175	7,087
Tower Bancorp, Inc.	163	3,725
TowneBank#	504	5,887
Trico Bancshares	304	5,062
TrustCo Bank Corp.#	1,652	10,408
Trustmark Corp.	1,383	31,173
UMB Financial Corp.#	698	27,466
Umpqua Holdings Corp.	1,864	24,996
Union Bankshares Corp.	414	5,129
United Bankshares, Inc.#	843	16,835
United Community Banks, Inc.*#	1,991	6,749
United Security Bancshares#	107	1,834
Univest Corp. of Pennsylvania	400	7,012
Washington Banking Co.#	375	4,478
Washington Trust Bancorp, Inc.	270	4,207
Webster Financial Corp.	1,525	18,102
WesBanco, Inc.	515	6,355
West Bancorporation, Inc.	268	1,321
Westamerica Bancorporation#	661	36,600
Western Alliance Bancorp*#	1,075	4,064
Wilber Corp.	115	828
Wilshire Bancorp, Inc.#	476	3,898
Wintrust Financial Corp.#	516	15,888
Yadkin Valley Financial Corp.	244	893

		1,195,582

Beverages — 0.1%
Boston Beer Co., Inc., Class A*	210	9,786
Coca-Cola Bottling Co. Consolidated	82	4,430
Diedrich Coffee, Inc.*	60	2,091
Farmer Bros. Co.	104	2,053
Heckmann Corp.*	2,133	10,644
National Beverage Corp.	242	3,354
Peet’s Coffee & Tea, Inc.*	289	9,632

		41,990

	Number of Shares	Value†

Biotechnology — 2.0%
Acorda Therapeutics, Inc.*	848	$21,387
Affymax, Inc.*	410	10,143
Alnylam Pharmaceuticals, Inc.*	773	13,620
AMAG Pharmaceuticals, Inc.*#	401	15,250
American Oriental Bioengineering, Inc.*	1,270	5,906
Arena Pharmaceuticals, Inc.*#	1,906	6,766
Ariad Pharmaceuticals, Inc.*	2,269	5,173
Arqule, Inc.*	909	3,354
ARYx Therapeutics, Inc.*	381	1,223
BioCryst Pharmaceuticals, Inc.*#	397	2,565
Cambrex Corp.*	667	3,722
Cardium Therapeutics, Inc.*#	741	504
Celera Corp.*	1,783	12,321
Cell Therapeutics, Inc.*	12,244	13,958
Celldex Therapeutics, Inc.*	644	3,014
Chelsea Therapeutics International, Inc.*	421	1,137
China-Biotics, Inc.*	238	3,682
Clinical Data, Inc.*#	254	4,638
Cubist Pharmaceuticals, Inc.*	1,301	24,680
Curis, Inc.*#	1,173	3,812
Cytokinetics, Inc.*	719	2,092
Discovery Laboratories, Inc.*#	3,163	1,988
Emergent BioSolutions, Inc.*	373	5,069
Enzo Biochem, Inc.*	795	4,277
Enzon Pharmaceuticals, Inc.*#	915	9,635
Exelixis, Inc.*	2,475	18,241
Facet Biotech Corp.*	468	8,228
Geron Corp.*#	2,186	12,132
GTx, Inc.*#	479	2,012
Halozyme Therapeutics, Inc.*	1,348	7,913
Harvard Bioscience, Inc.*	455	1,624
Human Genome Sciences, Inc.*	4,081	124,879
Idera Pharmaceuticals, Inc.*	343	1,773
Immunogen, Inc.*#	1,307	10,273
Immunomedics, Inc.*#	1,436	4,610
Incyte Corp. Ltd.*	1,859	16,936
Insmed, Inc.*	2,068	1,592
InterMune, Inc.*#	785	10,236
Lexicon Pharmaceuticals, Inc.*	1,850	3,145
Ligand Pharmaceuticals, Inc., Class B*	2,667	5,787
Martek Biosciences Corp.*#	757	14,338
Maxygen, Inc.*#	401	2,442
Micromet, Inc.*#	1,223	8,145
Molecular Insight Pharmaceuticals, Inc.*#	388	873
Momenta Pharmaceuticals, Inc.*	953	12,017
Nanosphere, Inc.*	200	1,288
Novavax, Inc.*#	1,329	3,535
NPS Pharmaceuticals, Inc.*	1,057	3,594
Omeros Corp.*	266	1,867
OncoGenex Pharmaceutical, Inc.*	73	1,626
PDL BioPharma, Inc.#	2,579	17,692
Protalix BioTherapeutics, Inc.*#	802	5,309
Regeneron Pharmaceuticals, Inc.*	1,356	32,788
Repligen Corp.*	485	1,993
RTI Biologics, Inc.*	1,034	3,971

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Sangamo Biosciences, Inc.*#	1,003	$5,938
Seattle Genetics, Inc.*	1,855	18,847
SEQUENOM, Inc.*#	1,597	6,612
StemCells, Inc.*#	3,281	4,134
SuperGen, Inc.*	1,051	2,754
The Medicines Co.*	1,062	8,857
Vical, Inc.*#	1,121	3,688
ZymoGenetics, Inc.*#	896	5,725

		577,330

Building Materials — 0.6%
AAON, Inc.	292	5,691
Apogee Enterprises, Inc.#	643	9,002
Broadwind Energy, Inc.*#	824	6,666
Builders FirstSource, Inc.*#	896	3,450
Comfort Systems USA, Inc.#	837	10,329
Drew Industries, Inc.*	391	8,074
Gibraltar Industries, Inc.*	601	9,454
Interline Brands, Inc.*	683	11,795
Louisiana-Pacific Corp.*	2,721	18,993
LSI Industries, Inc.	314	2,474
NCI Building Systems, Inc.*	2,320	4,199
Quanex Building Products Corp.	887	15,052
Simpson Manufacturing Co., Inc.#	864	23,233
Texas Industries, Inc.#	519	18,160
Trex Co., Inc.*#	298	5,841
U.S. Concrete, Inc.*	464	422
Universal Forest Products, Inc.	409	15,055

		167,890

Chemicals — 1.5%
A. Schulman, Inc.	523	10,554
Aceto Corp.	642	3,306
American Vanguard Corp.	478	3,967
Arch Chemicals, Inc.	524	16,181
Balchem Corp.	387	12,968
China Green Agriculture, Inc.*#	286	4,204
Ferro Corp.	2,009	16,554
H.B. Fuller Co.	1,110	25,253
Hawkins, Inc.	249	5,436
ICO, Inc.	760	5,556
Innophos Holdings, Inc.	386	8,874
Innospec, Inc.	469	4,732
Landec Corp.*	518	3,232
Minerals Technologies, Inc.	409	22,278
NewMarket Corp.#	223	25,594
Olin Corp.	1,771	31,028
OM Group, Inc.*	667	20,937
Omnova Solutions, Inc.*	968	5,934
PolyOne Corp.*	1,947	14,544
Quaker Chemical Corp.	211	4,355
Rockwood Holdings, Inc.*	1,093	25,751
Sensient Technologies Corp.	1,107	29,114
ShengdaTech, Inc.*	550	3,372
Solutia, Inc.*	2,679	34,023
Spartech Corp.	746	7,654

	Number of Shares	Value†

Chemicals — (continued)
Stepan Co.	161	$10,435
Symyx Technologies, Inc.*	824	4,532
W.R. Grace & Co.*	1,629	41,295
Westlake Chemical Corp.	443	11,044
Zep, Inc.#	484	8,383
Zoltek Cos., Inc.*#	595	5,653

		426,743

Coal — 0.2%
Cloud Peak Energy, Inc.*	734	10,687
International Coal Group, Inc.*#	1,970	7,604
James River Coal Co.*	632	11,711
Patriot Coal Corp.*#	1,699	26,267
Westmoreland Coal Co.*	366	3,261

		59,530

Commercial Services — 4.4%
ABM Industries, Inc.	1,002	20,701
Administaff, Inc.	432	10,191
Advance America Cash Advance Centers, Inc.	1,133	6,299
Albany Molecular Research, Inc.*	547	4,967
American Caresource Holdings, Inc.*	226	542
American Public Education, Inc.*#	392	13,469
AMN Healthcare Services, Inc.*	709	6,424
Arbitron, Inc.#	613	14,356
Asset Acceptance Capital Corp.*#	214	1,451
Avis Budget Group, Inc.*#	2,254	29,572
Barrett Business Services, Inc.	142	1,745
Bridgepoint Education, Inc.*	333	5,002
Capella Education Co.*#	323	24,322
Cardtronics, Inc.*#	257	2,845
CBIZ, Inc.*	961	7,400
CDI Corp.	341	4,416
Cenveo, Inc.*	1,099	9,616
Chemed Corp.	493	23,649
ChinaCast Education Corp.*	697	5,269
Coinstar, Inc.*#	708	19,668
Consolidated Graphics, Inc.*	251	8,790
Corinthian Colleges, Inc.*#	1,736	23,905
Cornell Cos, Inc.*	263	5,970
Corvel Corp.*	181	6,071
CoStar Group, Inc.*#	446	18,629
CPI Corp.#	92	1,130
CRA International, Inc.*	274	7,302
Cross Country Healthcare, Inc.*	584	5,787
Deluxe Corp.	1,194	17,659
Diamond Management & Technology Consultants, Inc.	440	3,243
Dollar Financial Corp.*#	549	12,989
Dollar Thrifty Automotive Group, Inc.*	664	17,005
DynCorp International, Inc., Class A*	528	7,577
Electro Rent Corp.	328	3,785
Emergency Medical Services Corp., Class A*	659	35,685
Euronet Worldwide, Inc.*	1,044	22,916
ExlService Holdings, Inc.*	300	5,448

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Forrester Research, Inc.*	375	$9,731
Franklin Covey Co.*	241	1,518
Gartner, Inc.*	1,322	23,849
Global Cash Access Holdings, Inc.*	986	7,385
Grand Canyon Education, Inc.*	367	6,977
Great Lakes Dredge & Dock Corp.	951	6,162
H&E Equipment Services, Inc.*	659	6,913
Healthcare Services Group	920	19,743
Heartland Payment Systems, Inc.	818	10,740
Heidrick & Struggles International, Inc.	369	11,528
Hill International, Inc.*	589	3,675
HMS Holdings Corp.*	599	29,165
Huron Consulting Group, Inc.*	444	10,230
ICF International, Inc.*	248	6,646
ICT Group, Inc.*	150	2,450
Information Services Group, Inc.*	438	1,388
Jackson Hewitt Tax Service, Inc.*	721	3,172
K12, Inc.*#	484	9,811
Kelly Services, Inc., Class A*	514	6,132
Kendle International, Inc.*	309	5,658
Kenexa Corp.*	431	5,625
Kforce, Inc.*	653	8,162
Korn/Ferry International*	1,038	17,127
Landauer, Inc.	206	12,648
Learning Tree International, Inc.*	118	1,409
Lincoln Educational Services Corp.*#	265	5,743
Live Nation, Inc.*	1,764	15,012
Mac-Gray Corp.*	199	2,050
MAXIMUS, Inc.	393	19,650
McGrath Rentcorp	553	12,365
Medifast, Inc.*#	331	10,122
MedQuist, Inc.	191	1,278
Midas, Inc.*	224	1,893
MoneyGram International, Inc.*	2,124	6,117
Monro Muffler Brake, Inc.	355	11,871
MPS Group, Inc.*	2,046	28,112
Multi-Color Corp.	167	2,039
National Research Corp.	29	600
Navigant Consulting, Inc.*	1,105	16,420
Net 1 UEPS Technologies, Inc.*	716	13,905
Nobel Learning Communities, Inc.*	84	638
Odyssey Marine Exploration, Inc.*	731	1,031
On Assignment, Inc.*	852	6,092
Parexel International Corp.*	1,279	18,034
PHH Corp.*#	1,203	19,380
Pre-Paid Legal Services, Inc.*#	187	7,682
Princeton Review, Inc.*	210	853
Rent-A-Center, Inc.*	1,434	25,410
Resources Connection, Inc.*	963	20,435
Rewards Network, Inc.	120	1,517
RiskMetrics Group, Inc.*#	461	7,335
Rollins, Inc.	1,006	19,396
RSC Holdings, Inc.*	1,008	7,096
Sotheby’s	1,520	34,170
Spherion Corp.*	1,267	7,121

	Number of Shares	Value†

Commercial Services — (continued)
Standard Parking Corp.*	193	$3,065
StarTek, Inc.*	220	1,646
Steiner Leisure Ltd.*	344	13,677
Stewart Enterprises, Inc., Class A#	1,708	8,796
SuccessFactors, Inc.*	1,009	16,729
Team, Inc.*	392	7,374
TeleTech Holdings, Inc.*	745	14,922
The Advisory Board Co.*	345	10,578
The Corporate Executive Board Co.	724	16,522
The GEO Group, Inc.*	1,120	24,506
The Hackett Group, Inc.*	801	2,227
The Providence Service Corp.*	200	3,160
Ticketmaster Entertainment, Inc.*	827	10,106
TNS, Inc.*	535	13,744
Transcend Services, Inc.*#	116	2,478
Tree.com, Inc.*#	127	1,162
TrueBlue, Inc.*	906	13,418
United Rentals, Inc.*#	1,387	13,606
Universal Technical Institute, Inc.*	425	8,585
Valassis Communications, Inc.*	1,023	18,680
Viad Corp.	459	9,469
Volt Information Sciences, Inc.*	200	2,000
Watson Wyatt Worldwide, Inc., Class A	959	45,572
Wright Express Corp.*	850	27,081

		1,256,109

Computers — 1.8%
3D Systems Corp.*	455	5,141
3PAR, Inc.*#	638	7,560
Agilysys, Inc.	376	3,422
CACI International, Inc., Class A*#	681	33,267
Ciber, Inc.*	1,657	5,717
Cogo Group, Inc.*	389	2,867
Compellent Technologies, Inc.*	381	8,641
Computer Task Group, Inc.*	279	2,235
COMSYS IT Partners, Inc.*	280	2,489
Cray, Inc.*	699	4,488
Dynamics Research Corp.*	160	1,698
Echelon Corp.*#	705	8,150
Electronics for Imaging, Inc.*	1,088	14,155
eLoyalty Corp.*	134	921
Fortinet, Inc.*	323	5,675
iGate Corp.	557	5,570
Imation Corp.*	684	5,964
Immersion Corp.*	442	2,020
Insight Enterprises, Inc.*	1,102	12,585
Integral Systems, Inc.*	281	2,433
Isilon Systems, Inc.*	618	4,239
Jack Henry & Associates, Inc.	1,888	43,651
LivePerson, Inc.*	1,025	7,144
Manhattan Associates, Inc.*	517	12,424
Maxwell Technologies, Inc.*#	447	7,974
Mentor Graphics Corp.*	2,135	18,852
Mercury Computer Systems, Inc.*	536	5,901
MTS Systems Corp.	372	10,691

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
NCI, Inc., Class A*#	173	$4,783
Ness Technologies, Inc.*	904	4,430
Netezza Corp.*	974	9,448
NetScout Systems, Inc.*	565	8,272
Palm, Inc.*#	3,672	36,867
PAR Technology Corp.*	164	948
Quantum Corp.*	4,661	13,657
Radiant Systems, Inc.*	607	6,313
RadiSys Corp.*	540	5,157
Rimage Corp.*	151	2,618
Riverbed Technology, Inc.*	1,229	28,230
Silicon Graphics International Corp.*	766	5,370
Silicon Storage Technology, Inc.*	2,070	5,299
SMART Modular Technologies (WWH), Inc.*	900	5,661
SRA International, Inc., Class A*	914	17,457
STEC, Inc.*#	490	8,007
Stratasys, Inc.*#	396	6,843
Super Micro Computer, Inc.*	540	6,005
SYKES Enterprises, Inc.*#	760	19,357
Synaptics, Inc.*#	769	23,570
Syntel, Inc.	280	10,648
Tier Technologies, Inc. Class B*	309	2,472
Unisys Corp.*#	940	36,246
Virtusa Corp.*	289	2,618

		516,150

Cosmetics & Personal Care — 0.3%
Bare Escentuals, Inc.*	1,538	18,810
Chattem, Inc.*#	448	41,798
Elizabeth Arden, Inc.*	551	7,956
Inter Parfums, Inc.	324	3,943
Revlon, Inc. Class A*#	470	7,995

		80,502

Distribution & Wholesale — 0.9%
Beacon Roofing Supply, Inc.*	1,007	16,112
BlueLinx Holdings, Inc.*#	396	1,097
BMP Sunstone Corp.*	658	3,744
Brightpoint, Inc.*	1,115	8,195
Chindex International, Inc.*	314	4,437
Core-Mark Holding Co., Inc.*	241	7,943
FGX International Holdings Ltd.*	300	5,877
Fossil, Inc.*#	1,062	35,641
Houston Wire & Cable Co.	469	5,581
MWI Veterinary Supply, Inc.*	226	8,520
Owens & Minor, Inc.#	910	39,066
Pool Corp.	1,041	19,862
Rentrak Corp.*	165	2,916
ScanSource, Inc.*	624	16,661
School Specialty, Inc.*#	391	9,146
Titan Machinery, Inc.*#	223	2,574
United Stationers, Inc.*	540	30,699
Watsco, Inc.#	584	28,604

		246,675

	Number of Shares	Value†

Diversified Financial Services — 1.5%
Artio Global Investors, Inc.*	600	$15,294
BGC Partners, Inc., Class A	907	4,190
Broadpoint Gleacher Securities, Inc.*	1,111	4,955
Calamos Asset Management, Inc., Class A	399	4,600
Cohen & Steers, Inc.#	371	8,474
CompuCredit Holdings Corp.#	200	666
Cowen Group, Inc., Class A*#	400	2,368
Credit Acceptance Corp.*	155	6,526
Diamond Hill Investment Group, Inc.	37	2,377
Doral Financial Corp.*#	77	280
Duff & Phelps Corp., Class A	370	6,756
E*TRADE Financial Corp.*	35,052	61,341
Encore Capital Group, Inc.*#	316	5,498
Epoch Holding Corp.	280	2,926
Evercore Partners, Inc., Class A#	356	10,822
FBR Capital Markets Corp.*	408	2,521
Financial Federal Corp.	603	16,582
GAMCO Investors, Inc., Class A	162	7,823
GFI Group, Inc.	1,324	6,051
International Assets Holding Corp.*	293	4,260
JMP Group, Inc.	263	2,556
Kayne Anderson Energy Development Co.	253	3,681
KBW, Inc.*#	809	22,134
Knight Capital Group, Inc., Class A*	2,019	31,093
LaBranche & Co., Inc.*	1,259	3,576
MarketAxess Holdings, Inc.#	670	9,313
MF Global Ltd.*#	2,291	15,922
National Financial Partners Corp.*	950	7,686
Nelnet, Inc., Class A	456	7,857
NewStar Financial, Inc.*	900	3,528
Ocwen Financial Corp.*#	1,231	11,781
Oppenheimer Holdings, Inc. Class A	238	7,906
optionsXpress Holdings, Inc.	917	14,168
Penson Worldwide, Inc.*#	473	4,285
Piper Jaffray Cos.*#	431	21,813
Portfolio Recovery Associates, Inc.*	362	16,247
Pzena Investment Management, Inc. Class A*	130	1,058
Sanders Morris Harris Group, Inc.	279	1,535
Stifel Financial Corp.*	679	40,224
SWS Group, Inc.	668	8,083
Teton Advisors, Inc. Class B~	2	32
The First Marblehead Corp.*	1,106	2,356
Thomas Weisel Partners Group, Inc.*	566	2,139
TradeStation Group, Inc.*	710	5,602
U.S. Global Investors, Inc., Class A	300	3,693
Virtus Investment Partners, Inc.*	82	1,304
Westwood Holdings Group, Inc.	111	4,034
World Acceptance Corp.*#	362	12,970

		440,886

Electric — 1.3%
Allete, Inc.#	665	21,732
Avista Corp.#	1,249	26,966
Black Hills Corp.#	848	22,582
Central Vermont Public Service Corp.	291	6,053

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
CH Energy Group, Inc.	371	$15,775
Cleco Corp.	1,321	36,103
El Paso Electric Co.*	963	19,530
EnerNOC, Inc.*#	297	9,026
IDACORP, Inc.	1,035	33,068
MGE Energy, Inc.	533	19,049
NorthWestern Corp.	817	21,258
Otter Tail Corp.	792	19,642
Pike Electric Corp.*	358	3,322
PNM Resources, Inc.	1,928	24,389
Portland General Electric Co.	1,648	33,636
The Empire District Electric Co.	794	14,872
U.S. Geothermal, Inc.*#	1,136	1,738
UIL Holdings Corp.	681	19,123
UniSource Energy Corp.	790	25,430
Unitil Corp.	278	6,388

		379,682

Electrical Components & Equipment — 0.9%
Advanced Battery Technologies, Inc.*	1,282	5,128
Advanced Energy Industries, Inc.*#	686	10,345
American Superconductor Corp.*#	985	40,287
Belden, Inc.	1,069	23,432
China BAK Battery, Inc.*#	1,062	2,952
Encore Wire Corp.#	375	7,901
Ener1, Inc.*#	1,096	6,949
Energy Conversion Devices, Inc.*#	937	9,904
EnerSys*	947	20,711
Evergreen Solar, Inc.*#	4,065	6,138
Fushi Copperweld, Inc.*	481	4,868
GrafTech International Ltd.*	2,622	40,772
Graham Corp.	266	5,506
Harbin Electric, Inc.*	296	6,080
InSteel Industries, Inc.	391	5,083
Littelfuse, Inc.*#	493	15,850
Orion Energy Systems, Inc.*#	656	2,880
Powell Industries, Inc.*	154	4,856
Power-One, Inc.*#	1,724	7,499
PowerSecure International, Inc.*	268	1,932
SatCon Technology Corp.*#	1,855	5,231
SmartHeat, Inc.*	257	3,732
Ultralife Corp.*#	210	907
Universal Display Corp.*	659	8,145
Valence Technology, Inc.*#	768	699
Vicor Corp.*	522	4,855

		252,642

Electronics — 1.8%
American Science & Engineering, Inc.	195	14,789
Analogic Corp.#	305	11,746
Badger Meter, Inc.#	305	12,145
Bel Fuse, Inc., Class B	269	5,781
Benchmark Electronics, Inc.*	1,490	28,176
Brady Corp., Class A	1,075	32,261
Checkpoint Systems, Inc.*	945	14,411

	Number of Shares	Value†

Electronics — (continued)
China Security & Surveillance Technology, Inc.*#	1,063	$8,121
Cogent, Inc.*	980	10,182
Coherent, Inc.*	467	13,884
CTS Corp.	698	6,715
Cymer, Inc.*	658	25,254
Daktronics, Inc.	709	6,530
DDi Corp.*	279	1,364
Dionex Corp.*	384	28,366
Electro Scientific Industries, Inc.*	693	7,498
FARO Technologies, Inc.*	420	9,005
FEI Co.*#	863	20,160
ICx Technologies, Inc.*#	163	1,552
II-VI, Inc.*	528	16,790
L-1 Identity Solutions, Inc.*#	1,569	11,752
LaBarge, Inc.*	388	4,675
Measurement Specialties, Inc.*	270	2,714
MEMSIC, Inc.*	315	1,033
Methode Electronics, Inc.	958	8,316
Microvision, Inc.*	1,703	5,399
Multi-Fineline Electronix, Inc.*	252	7,149
Newport Corp.*	890	8,179
NVE Corp.*#	109	4,503
OSI Systems, Inc.*	332	9,057
Park Electrochemical Corp.#	449	12,410
Plexus Corp.*	903	25,736
RAE Systems, Inc.*#	831	914
Rofin-Sinar Technologies, Inc.*	607	14,331
Rogers Corp.*	379	11,488
Spectrum Control, Inc.*	226	2,140
SRS Labs, Inc.*	221	1,620
Stoneridge, Inc.*	273	2,460
Taser International, Inc.*	1,311	5,742
Technitrol, Inc.	916	4,012
TTM Technologies, Inc.*	959	11,057
Varian, Inc.*	632	32,573
Watts Water Technologies, Inc., Class A	670	20,716
Woodward Governor Co.	1,333	34,351
X-Rite, Inc.*	545	1,188
Zygo Corp.*	382	2,571

		520,816

Energy — Alternate Sources — 0.1%
Ascent Solar Technologies, Inc.*	277	1,468
Clean Energy Fuels Corp.*#	800	12,328
Comverge, Inc.*	507	5,699
Evergreen Energy, Inc.*	2,186	750
FuelCell Energy, Inc.*#	1,381	5,192
Green Plains Renewable Energy, Inc.*#	189	2,810
GT Solar International, Inc.*#	614	3,414
Headwaters, Inc.*	1,380	8,998
Syntroleum Corp.*	1,113	2,961

		43,620

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Engineering & Construction — 0.6%
Argan, Inc.*	136	$1,957
Dycom Industries, Inc.*	789	6,336
EMCOR Group, Inc.*	1,487	40,000
ENGlobal Corp.*	404	1,265
Exponent, Inc.*	313	8,714
Granite Construction, Inc.#	760	25,582
Insituform Technologies, Inc., Class A*	827	18,789
Integrated Electrical Services, Inc.*	137	801
Layne Christensen Co.*	426	12,230
Michael Baker Corp.*	191	7,907
Mistras Group, Inc.*	300	4,518
MYR Group, Inc.*	383	6,925
Orion Marine Group, Inc.*	637	13,415
Stanley, Inc.*#	289	7,921
Sterling Construction Co., Inc.*	253	4,853
Tutor Perini Corp.*	519	9,384
VSE Corp.	104	4,688

		175,285

Entertainment — 0.5%
Ascent Media Corp. Class A*	331	8,450
Bally Technologies, Inc.*#	1,194	49,300
Bluegreen Corp.*	184	445
Carmike Cinemas, Inc.*	203	1,535
Churchill Downs, Inc.#	188	7,022
Cinemark Holdings, Inc.#	773	11,108
Dover Downs Gaming & Entertainment, Inc.	234	885
Great Wolf Resorts, Inc.*	714	1,692
Isle of Capri Casinos, Inc.*	241	1,803
Lakes Entertainment, Inc.*	367	921
National CineMedia, Inc.	946	15,675
Pinnacle Entertainment, Inc.*	1,421	12,761
Reading International, Inc. Class A*	324	1,312
Shuffle Master, Inc.*	1,185	9,764
Speedway Motorsports, Inc.	316	5,568
Vail Resorts, Inc.*#	651	24,608
Youbet.com, Inc.*	550	1,579

		154,428

Environmental Control — 0.6%
American Ecology Corp.	425	7,242
Calgon Carbon Corp.*#	1,273	17,695
Clean Harbors, Inc.*	496	29,567
Darling International, Inc.*	1,989	16,668
Energy Recovery, Inc.*#	865	5,951
EnergySolutions, Inc.	1,766	14,993
Fuel Tech, Inc.*	375	3,064
Met-Pro Corp.	439	4,662
Metalico, Inc.*	781	3,843
Mine Safety Appliances Co.	570	15,122
Perma-Fix Environmental Services*	952	2,161
Tetra Tech, Inc.*	1,366	37,114
Waste Services, Inc.*	484	4,409

		162,491

	Number of Shares	Value†

Food — 1.4%
American Dairy, Inc.*#	215	$4,661
American Italian Pasta Co., Class A*#	439	15,273
Arden Group, Inc., Class A	18	1,721
B&G Foods, Inc. Class A	578	5,306
Cal-Maine Foods, Inc.#	323	11,008
Calavo Growers, Inc.	251	4,267
Chiquita Brands International, Inc.*#	964	17,390
Diamond Foods, Inc.#	369	13,114
Dole Food Co., Inc.*	860	10,673
Fresh Del Monte Produce, Inc.*	917	20,266
Great Atlantic & Pacific Tea Co.*#	809	9,538
HQ Sustainable Maritime Industries, Inc.*	141	993
Imperial Sugar Co.	323	5,633
Ingles Markets, Inc., Class A	304	4,599
J&J Snack Foods Corp.	290	11,588
Lancaster Colony Corp.	428	21,272
Lance, Inc.	647	17,016
Lifeway Foods, Inc.*#	87	1,034
M&F Worldwide Corp.*	268	10,586
Nash Finch Co.#	340	12,611
Overhill Farms, Inc.*	291	1,414
Ruddick Corp.#	985	25,344
Sanderson Farms, Inc.	479	20,195
Seaboard Corp.	7	9,443
Seneca Foods Corp. Class A*	211	5,037
Smart Balance, Inc.*#	1,290	7,740
Spartan Stores, Inc.	442	6,316
The Hain Celestial Group, Inc.*	917	15,598
Tootsie Roll Industries, Inc.#	526	14,402
TreeHouse Foods, Inc.*#	697	27,085
United Natural Foods, Inc.*	984	26,312
Village Super Market, Inc., Class A	168	4,590
Weis Markets, Inc.	266	9,672
Winn-Dixie Stores, Inc.*	1,327	13,323
Zhongpin, Inc.*	615	9,600

		394,620

Forest Products & Paper — 0.5%
Boise, Inc.*	725	3,850
Buckeye Technologies, Inc.*	809	7,896
Clearwater Paper Corp.*	249	13,687
Deltic Timber Corp.	230	10,621
Domtar Corp.*#	919	50,922
KapStone Paper and Packaging Corp.*	700	6,895
Neenah Paper, Inc.	274	3,822
Orchids Paper Products Co.*	89	1,782
P.H. Glatfelter Co.	946	11,494
Schweitzer-Mauduit International, Inc.	435	30,602
Wausau Paper Corp.	981	11,380

		152,951

Gas — 0.9%
Chesapeake Utilities Corp.	182	5,833
New Jersey Resources Corp.#	954	35,680
Nicor, Inc.#	1,019	42,900

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Gas — (continued)
Northwest Natural Gas Co.	586	$26,393
Piedmont Natural Gas Co., Inc.	1,626	43,495
South Jersey Industries, Inc.	650	24,817
Southwest Gas Corp.	976	27,845
The Laclede Group, Inc.	474	16,007
WGL Holdings, Inc.	1,142	38,303

		261,273

Hand & Machine Tools — 0.3%
Baldor Electric Co.#	1,052	29,551
Franklin Electric Co., Inc.	491	14,278
K-Tron International, Inc.*	60	6,524
Regal-Beloit Corp.#	781	40,565

		90,918

Healthcare Products — 2.9%
Abaxis, Inc.*	446	11,395
ABIOMED, Inc.*#	689	6,022
Accuray, Inc.*	957	5,369
Affymetrix, Inc.*	1,466	8,561
AGA Medical Holdings, Inc.*	300	4,431
Align Technology, Inc.*#	1,339	23,861
Alphatec Holdings, Inc.*	816	4,357
American Medical Systems Holdings, Inc.*#	1,625	31,346
AngioDynamics, Inc.*	558	8,973
Atrion Corp.#	37	5,762
ATS Medical, Inc.*#	824	2,662
BioMimetic Therapeutics, Inc.*#	320	3,818
Bovie Medical Corp.*#	298	2,327
Bruker Corp.*	1,063	12,820
Cantel Medical Corp.*	300	6,054
Cardiac Science Corp.*	332	740
CardioNet, Inc.*	389	2,311
Cardiovascular Systems, Inc.*	180	826
Cepheid, Inc.*#	1,382	17,247
Conceptus, Inc.*#	635	11,913
CONMED Corp.*	601	13,703
CryoLife, Inc.*	599	3,846
Cutera, Inc.*	237	2,017
Cyberonics, Inc.*	647	13,225
Cynosure, Inc., Class A*	195	2,241
Delcath Systems, Inc.*	821	4,220
DexCom, Inc.*#	1,151	9,300
Electro-Optical Sciences, Inc.*#	509	5,273
Endologix, Inc.*	1,113	5,877
EnteroMedics, Inc.*	306	171
ev3, Inc.*#	1,595	21,277
Exactech, Inc.*	209	3,618
Genomic Health, Inc.*#	309	6,044
Greatbatch, Inc.*#	578	11,115
Haemonetics Corp.*	563	31,049
Hanger Orthopedic Group, Inc.*	608	8,409
Hansen Medical, Inc.*	388	1,176
HeartWare International, Inc.*	139	4,930
Home Diagnostics, Inc.*#	221	1,348
ICU Medical, Inc.*	307	11,187

	Number of Shares	Value†

Healthcare Products — (continued)
Immucor, Inc.*	1,522	$30,805
Insulet Corp.*#	846	12,081
Integra LifeSciences Holdings Corp.*#	425	15,631
Invacare Corp.#	676	16,859
IRIS International, Inc.*	450	5,562
Kensey Nash Corp.*	239	6,095
LCA-Vision, Inc.*	319	1,633
Luminex Corp.*#	902	13,467
MAKO Surgical Corp.*#	454	5,039
Masimo Corp.*	1,166	35,470
Medical Action Industries, Inc.*	316	5,075
Merge Healthcare, Inc.*	467	1,569
Meridian Bioscience, Inc.	856	18,447
Merit Medical Systems, Inc.*	582	11,227
Micrus Endovascular Corp.*	365	5,479
Natus Medical, Inc.*	618	9,140
NuVasive, Inc.*#	849	27,151
NxStage Medical, Inc.*#	384	3,206
OraSure Technologies, Inc.*	1,201	6,101
Orthofix International NV*	371	11,490
Orthovita, Inc.*	1,459	5,121
Palomar Medical Technologies, Inc.*	361	3,639
PSS World Medical, Inc.*#	1,328	29,973
Quidel Corp.*#	509	7,014
Rochester Medical Corp.*	176	1,959
Rockwell Medical Technologies, Inc.*	257	1,976
Sirona Dental Systems, Inc.*	364	11,553
Somanetics Corp.*	294	5,160
SonoSite, Inc.*	406	9,594
Spectranetics Corp.*	565	3,932
Stereotaxis, Inc.*#	488	1,918
STERIS Corp.	1,325	37,060
SurModics, Inc.*#	373	8,452
Symmetry Medical, Inc.*	844	6,803
Synovis Life Technologies, Inc.*	184	2,375
The Female Health Co.*	304	1,438
Thoratec Corp.*#	1,250	33,650
TomoTherapy, Inc.*	1,099	4,286
TranS1, Inc.*	187	739
Utah Medical Products, Inc.#	60	1,759
Vascular Solutions, Inc.*	283	2,374
Vital Images, Inc.*	429	5,444
Volcano Corp.*#	1,141	19,831
West Pharmaceutical Services, Inc.	757	29,674
Wright Medical Group, Inc.*#	861	16,316
Young Innovations, Inc.	97	2,404
Zoll Medical Corp.*	500	13,360

		840,152

Healthcare Services — 1.7%
Air Methods Corp.*#	258	8,674
Alliance HealthCare Services, Inc.*	679	3,877
Allied Healthcare International, Inc.*	827	2,407
Almost Family, Inc.*#	177	6,997
Amedisys, Inc.*#	623	30,253

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — (continued)
America Service Group, Inc.	145	$2,301
American Dental Partners, Inc.*	331	4,270
AMERIGROUP Corp.*#	1,169	31,516
Amsurg Corp.*	719	15,832
Assisted Living Concepts, Inc., Class A*	202	5,327
Bio-Reference Labs, Inc.*	284	11,130
Capital Senior Living Corp.*	436	2,189
Centene Corp.*#	924	19,561
Continucare Corp.*	556	2,430
Emeritus Corp.*#	400	7,500
Genoptix, Inc.*	373	13,253
Gentiva Health Services, Inc.*	656	17,718
HealthSouth Corp.*	2,112	39,642
HealthSpring, Inc.*	1,097	19,318
Healthways, Inc.*	729	13,370
IPC The Hospitalist Co., Inc.*#	363	12,070
Kindred Healthcare, Inc.*	834	15,396
LHC Group, Inc.*#	382	12,839
Magellan Health Services, Inc.*#	812	33,073
MedCath Corp.*	229	1,811
Metropolitan Health Networks, Inc.*	756	1,504
Molina Healthcare, Inc.*	312	7,135
National Healthcare Corp.#	187	6,753
Nighthawk Radiology Holdings, Inc.*	499	2,260
NovaMed, Inc.*	381	1,478
Odyssey HealthCare, Inc.*	777	12,106
Psychiatric Solutions, Inc.*#	1,202	25,410
RadNet, Inc.*	436	889
RehabCare Group, Inc.*	540	16,432
Res-Care, Inc.*	608	6,810
Select Medical Holdings Corp.*	800	8,496
Skilled Healthcare Group, Inc., Class A*	561	4,179
Sun Healthcare Group, Inc.*	886	8,125
Sunrise Senior Living, Inc.*	1,034	3,329
The Ensign Group, Inc.	221	3,397
Triple-S Management Corp., Class B*#	439	7,726
U.S. Physical Therapy, Inc.*	291	4,927
Virtual Radiologic Corp.*	109	1,391
WellCare Health Plans, Inc.*	935	34,371

		489,472

Holding Companies — 0.0%
Compass Diversified Holdings	541	6,903
Harbinger Group, Inc.*	175	1,229
Primoris Services Corp.#	162	1,291
Resource America, Inc. Class A	174	703

		10,126

Home Builders — 0.2%
Amrep Corp.*	35	479
Beazer Homes USA, Inc.*#	721	3,490
Brookfield Homes Corp.*	167	1,336
Cavco Industries, Inc.*	129	4,634
China Housing & Land Development, Inc.*#	459	1,896
Hovnanian Enterprises, Inc., Class A*	1,208	4,639
M/I Homes, Inc.*	371	3,855

	Number of Shares	Value†

Home Builders — (continued)
Meritage Homes Corp.*	701	$13,550
Skyline Corp.	104	1,914
Standard Pacific Corp.*	2,076	7,764
The Ryland Group, Inc.	926	18,242
Winnebago Industries, Inc.*	648	7,905

		69,704

Home Furnishings — 0.5%
American Woodmark Corp.#	269	5,294
Audiovox Corp. Class A*	510	3,616
DTS, Inc.*#	374	12,795
Ethan Allen Interiors, Inc.#	483	6,482
Furniture Brands International, Inc.*	1,038	5,667
Hooker Furniture Corp.	284	3,513
Kimball International, Inc., Class B	744	6,339
La-Z-Boy, Inc.*#	1,225	11,674
Sealy Corp.*	745	2,354
Stanley Furniture Co., Inc.*#	186	1,888
Tempur-Pedic International, Inc.*	1,639	38,730
TiVo, Inc.*	2,521	25,664
Universal Electronics, Inc.*	311	7,221

		131,237

Household Products & Wares — 0.6%
ACCO Brands Corp.*	1,152	8,387
American Greetings Corp., Class A#	834	18,173
Blyth, Inc.	141	4,754
Central Garden and Pet Co., Class A*	1,302	12,942
CSS Industries, Inc.	212	4,121
Ennis, Inc.	579	9,721
Helen of Troy Ltd.*	676	16,535
Oil-Dri Corp. of America	97	1,503
Prestige Brands Holdings, Inc.*	701	5,510
The Standard Register Co.	500	2,550
Tupperware Brands Corp.	1,380	64,267
WD-40 Co.	347	11,229

		159,692

Insurance — 2.4%
Ambac Financial Group, Inc.*#	6,124	5,083
American Equity Investment Life Holding Co.	1,342	9,984
American Physicians Capital, Inc.	223	6,761
American Physicians Service Group, Inc.	112	2,584
American Safety Insurance Holdings Ltd*	152	2,196
AMERISAFE, Inc.*	378	6,793
AmTrust Financial Services, Inc.	482	5,697
Argo Group International Holdings Ltd.*	706	20,573
Assured Guaranty Ltd.#	2,765	60,166
Baldwin & Lyons, Inc., Class B	225	5,537
Citizens, Inc.*#	866	5,655
CNA Surety Corp.*	316	4,705
Conseco, Inc.*#	4,613	23,065
Crawford & Co., Class B*	338	1,332
Delphi Financial Group, Inc., Class A	1,026	22,952
Donegal Group, Inc., Class A	283	4,398
Eastern Insurance Holdings, Inc.	147	1,267

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
eHealth, Inc.*	520	$8,544
EMC Insurance Group, Inc.#	100	2,151
Employers Holdings, Inc.#	1,011	15,509
Enstar Group Ltd.*	140	10,223
FBL Financial Group, Inc., Class A#	327	6,056
First Acceptance Corp.*	371	723
First Mercury Financial Corp.	301	4,127
Flagstone Reinsurance Holdings Ltd.	841	9,201
FPIC Insurance Group, Inc.*	168	6,488
Greenlight Capital Re Ltd., Class A*#	628	14,802
Hallmark Financial Services, Inc.*	104	828
Harleysville Group, Inc.	294	9,346
Horace Mann Educators Corp.	809	10,112
Independence Holding Co.	123	713
Infinity Property & Casualty Corp.	325	13,208
Kansas City Life Insurance Co.	73	2,172
Life Partners Holdings, Inc.#	211	4,471
Maiden Holdings Ltd.	1,068	7,818
Max Capital Group Ltd.	994	22,166
Meadowbrook Insurance Group, Inc.	1,241	9,183
Mercer Insurance Group, Inc.	103	1,872
MGIC Investment Corp.*#	2,833	16,375
Montpelier Re Holdings Ltd.#	1,862	32,250
National Interstate Corp.	102	1,730
National Western Life Insurance Co., Class A	53	9,202
NYMAGIC, Inc.	70	1,161
Platinum Underwriters Holdings Ltd.#	1,140	43,651
PMA Capital Corp., Class A*	815	5,135
Presidential Life Corp.	510	4,667
Primus Guaranty Ltd.*#	370	1,129
ProAssurance Corp.*	747	40,121
Radian Group, Inc.#	1,830	13,377
RLI Corp.#	409	21,779
Safety Insurance Group, Inc.	297	10,760
SeaBright Insurance Holdings, Inc.*	435	4,998
Selective Insurance Group	1,186	19,510
State Auto Financial Corp.	276	5,106
Stewart Information Services Corp.#	345	3,892
The Navigators Group, Inc.*	295	13,897
The Phoenix Cos., Inc.*#	2,523	7,014
The PMI Group, Inc.*#	1,282	3,231
Tower Group, Inc.	985	23,059
United America Indemnity Ltd., Class A*	847	6,708
United Fire & Casualty Co.	462	8,422
Universal American Corp.*	680	7,956
Universal Insurance Holdings, Inc.	251	1,473
Zenith National Insurance Corp.#	800	23,808

		678,872

Internet — 2.3%
1-800-Flowers.com, Inc., Class A*	737	1,953
AboveNet, Inc.*#	288	18,732
ActivIdentity Corp.*	828	1,946
Ancestry.com, Inc.*	100	1,401
Archipelago Learning, Inc.*	202	4,181

	Number of Shares	Value†

Internet — (continued)
Art Technology Group, Inc.*	2,609	$11,767
AsiaInfo Holdings, Inc.*#	674	20,537
Blue Coat Systems, Inc.*#	920	26,257
Blue Nile, Inc.*	296	18,746
Chordiant Software, Inc.*	400	1,100
Cogent Communications Group, Inc.*#	987	9,732
comScore, Inc.*	458	8,038
Constant Contact, Inc.*#	490	7,840
CyberSource Corp.*	1,497	30,105
DealerTrack Holdings, Inc.*#	809	15,201
Dice Holdings, Inc.*	263	1,723
Digital River, Inc.*	848	22,888
drugstore.com, Inc.*	2,069	6,393
EarthLink, Inc.#	2,311	19,204
ePlus, Inc.*	74	1,222
eResearchTechnology, Inc.*	950	5,709
Global Sources Ltd.*	222	1,388
GSI Commerce, Inc.*	706	17,925
Health Grades, Inc.*	438	1,879
i2 Technologies, Inc.*#	341	6,520
Imergent, Inc.	160	971
Infospace, Inc.*	923	7,910
Internap Network Services Corp.*	1,321	6,209
Internet Brands, Inc., Class A*#	666	5,215
Internet Capital Group, Inc.*	828	5,506
Ipass, Inc.*	932	969
j2 Global Communications, Inc.*	943	19,190
Keynote Systems, Inc.	228	2,487
Limelight Networks, Inc.*	572	2,248
Lionbridge Technologies, Inc.*	1,043	2,399
Liquidity Services, Inc.*	400	4,028
LoopNet, Inc.*	410	4,075
MercadoLibre, Inc.*	582	30,188
ModusLink Global Solutions, Inc.*	1,045	9,833
Move, Inc.*	3,242	5,382
NIC, Inc.	1,029	9,405
NutriSystem, Inc.#	707	22,037
Online Resources Corp.*	473	2,488
OpenTable, Inc.*#	56	1,426
Openwave Systems, Inc.*	2,214	5,048
Orbitz Worldwide, Inc.*#	673	4,940
Overstock.com, Inc.*	371	5,031
PC-Tel, Inc.*	528	3,126
Perficient, Inc.*	645	5,437
Rackspace Hosting, Inc.*#	1,463	30,504
RealNetworks, Inc.*	1,768	6,559
S1 Corp.*	1,167	7,609
Saba Software, Inc.*	452	1,871
Safeguard Scientifics, Inc.*	450	4,639
Sapient Corp.*	1,983	16,399
Shutterfly, Inc.*	464	8,264
SonicWALL, Inc.*	1,144	8,706
Sourcefire, Inc.*	467	12,492
Stamps.com, Inc.*	157	1,413
support.com, Inc.*	1,339	3,535

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
TechTarget, Inc.*#	262	$1,475
TeleCommunication Systems, Inc., Class A*#	884	8,557
Terremark Worldwide, Inc.*	1,326	9,070
The Knot, Inc.*	759	7,643
TIBCO Software, Inc.*	3,842	36,998
Travelzoo, Inc.*	111	1,364
U.S. Auto Parts Network, Inc.*	338	1,758
United Online, Inc.	1,893	13,611
ValueClick, Inc.*	1,942	19,653
VASCO Data Security International, Inc.*	728	4,565
Vitacost.com, Inc.*	327	3,407
Vocus, Inc.*	338	6,084
Web.com Group, Inc.*	600	3,918
Websense, Inc.*	987	17,233
Zix Corp.*#	1,148	1,963

		667,225

Investment Companies — 0.6%
Allied Capital Corp.*	3,693	13,332
American Capital Ltd.*#	6,288	15,343
Ampal American Israel Corp. Class A*	325	878
Apollo Investment Corp.	3,691	35,175
Ares Capital Corp.#	2,401	29,892
BlackRock Kelso Capital Corp.	360	3,067
Capital Southwest Corp.	72	5,674
Fifth Street Finance Corp.#	752	8,077
Gladstone Capital Corp.	512	3,942
Gladstone Investment Corp.	300	1,368
Harris & Harris Group, Inc.*	862	3,939
Hercules Technology Growth Capital, Inc.	777	8,073
Kohlberg Capital Corp.	337	1,537
Main Street Capital Corp.#	133	2,144
MCG Capital Corp.*	1,406	6,074
Medallion Financial Corp.	248	2,026
MVC Capital, Inc.	586	6,915
NGP Capital Resources Co.	541	4,398
PennantPark Investment Corp.	585	5,218
Prospect Capital Corp.#	1,387	16,381
TICC Capital Corp.	487	2,946
Triangle Capital Corp.#	147	1,777

		178,176

Iron & Steel — 0.0%
China Precision Steel, Inc.*#	373	765
General Steel Holdings, Inc.*#	485	2,139
Sutor Technology Group Ltd.*	168	447
Universal Stainless & Alloy Products, Inc.*	133	2,508

		5,859

Leisure Time — 0.4%
Ambassadors Group, Inc.	407	5,409
Brunswick Corp.	2,022	25,700
Callaway Golf Co.#	1,350	10,179
Interval Leisure Group, Inc.*	849	10,587
Life Time Fitness, Inc.*#	899	22,412
Marine Products Corp.	160	789

	Number of Shares	Value†

Leisure Time — (continued)
Multimedia Games, Inc.*	470	$2,825
Polaris Industries, Inc.	661	28,839
Town Sports International Holdings, Inc.*	249	580
Universal Travel Group*	181	1,835

		109,155

Lodging — 0.2%
Ameristar Casinos, Inc.	571	8,696
Gaylord Entertainment Co.*#	902	17,814
Marcus Corp.	433	5,551
Monarch Casino & Resort, Inc.*	185	1,499
Morgans Hotel Group Co.*	394	1,785
Orient-Express Hotels Ltd., Class A*#	1,744	17,684
Red Lion Hotels Corp.*	264	1,304

		54,333

Machinery — Construction & Mining — 0.0%
Astec Industries, Inc.*	429	11,557

Machinery — Diversified — 1.0%
Alamo Group, Inc.	217	3,722
Albany International Corp., Class A	632	14,195
Altra Holdings, Inc.*	603	7,447
Applied Industrial Technologies, Inc.	904	19,951
Briggs & Stratton Corp.	1,136	21,255
Cascade Corp.	228	6,268
Chart Industries, Inc.*	645	10,675
Cognex Corp.	894	15,842
Columbus McKinnon Corp.*	485	6,625
Duoyuan Printing, Inc.*	300	2,415
DXP Enterprises, Inc.*	122	1,594
Flow International Corp.*	708	2,181
Hurco Cos., Inc.*	92	1,362
Intermec, Inc.*	1,335	17,168
Intevac, Inc.*	541	6,205
iRobot Corp.*#	378	6,653
Kadant, Inc.*	299	4,772
Lindsay Corp.#	266	10,600
Middleby Corp.*#	367	17,990
NACCO Industries, Inc., Class A	122	6,076
Nordson Corp.	732	44,784
Raser Technologies, Inc.*#	738	915
Robbins & Myers, Inc.	633	14,888
Sauer-Danfoss, Inc.*	319	3,831
Tecumseh Products Co., Class A*	413	4,828
Tennant Co.	445	11,654
The Gorman-Rupp Co.#	321	8,872
Twin Disc, Inc.	235	2,453

		275,221

Media — 0.3%
Acacia Research - Acacia Technologies*	738	6,723
Belo Corp., Class A	1,872	10,184
CKX, Inc.*	1,310	6,904
Courier Corp.	247	3,520
Crown Media Holdings, Inc. Class A*#	217	315

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
DG FastChannel, Inc.*	484	$13,518
Dolan Media, Co.*	693	7,075
EW Scripps Co. Class A*	573	3,988
Fisher Communications, Inc.*	100	1,625
Journal Communications, Inc., Class A	884	3,439
LIN TV Corp. Class A*	472	2,105
LodgeNet Interactive Corp.*#	371	2,052
Martha Stewart Living Omnimedia, Inc., Class A*#	562	2,776
Mediacom Communications Corp., Class A*	921	4,117
Outdoor Channel Holdings, Inc.*	180	1,044
Playboy Enterprises, Inc. Class B*	360	1,152
PRIMEDIA, Inc.#	292	1,054
Scholastic Corp.#	466	13,901
Sinclair Broadcast Group, Inc., Class A*	717	2,889
Value Line, Inc.	23	577
World Wrestling Entertainment, Inc., Class A	433	6,638

		95,596

Metal Fabricate/Hardware — 0.6%
A.M. Castle & Co.#	435	5,955
Ampco-Pittsburgh Corp.	214	6,747
CIRCOR International, Inc.	366	9,216
Dynamic Materials Corp.	290	5,815
Furmanite Corp.*	554	2,111
Hawk Corp.*	103	1,814
Haynes International, Inc.	275	9,067
Kaydon Corp.#	720	25,747
L.B. Foster Co., Class A*	193	5,753
Ladish Co., Inc.*	347	5,233
Lawson Products, Inc.	56	988
Mueller Industries, Inc.	797	19,798
Mueller Water Products, Inc., Class A	3,492	18,158
North American Galvanizing & Coating, Inc.*#	240	1,164
Northwest Pipe Co.*	183	4,915
Olympic Steel, Inc.#	231	7,526
Omega Flex, Inc.	59	826
RBC Bearings, Inc.*	488	11,873
RTI International Metals, Inc.*#	695	17,493
Sun Hydraulics Corp.#	306	8,033
The Eastern Co.	108	1,450
Worthington Industries, Inc.#	1,269	16,586

		186,268

Mining — 0.6%
Allied Nevada Gold Corp.*	1,164	17,553
AMCOL International Corp.#	514	14,608
Brush Engineered Materials, Inc.*	451	8,361
Century Aluminum Co.*	1,254	20,302
Coeur d’Alene Mines Corp.*#	1,648	29,763
General Moly, Inc.*	1,499	3,118
Hecla Mining Co.*#	5,359	33,119
Horsehead Holding Corp.*	959	12,227
Kaiser Aluminum Corp.	348	14,484
Paramount Gold and Silver Corp.*#	1,168	1,694
Stillwater Mining Co.*#	856	8,115

	Number of Shares	Value†

Mining — (continued)
United States Lime & Minerals, Inc.*	29	$1,001
Uranerz Energy Corp.*#	862	1,121
Uranium Energy Corp.*#	1,407	5,318
US Gold Corp.*	2,023	5,017
USEC, Inc.*#	2,299	8,851

		184,652

Miscellaneous Manufacturing — 1.5%
A. O. Smith Corp.	505	21,912
Actuant Corp., Class A	1,469	27,220
Acuity Brands, Inc.#	977	34,820
American Railcar Industries, Inc.	300	3,306
Ameron International Corp.	194	12,311
AZZ, Inc.*#	305	9,973
Barnes Group, Inc.	1,028	17,373
Blount International, Inc.*	798	8,060
Ceradyne, Inc.*	622	11,949
Chase Corp.	117	1,382
China Fire & Security Group, Inc.*#	300	4,059
CLARCOR, Inc.#	1,109	35,976
Colfax Corp.*#	456	5,490
Eastman Kodak Co.*#	5,746	24,248
EnPro Industries, Inc.*#	466	12,307
ESCO Technologies, Inc.#	634	22,729
Federal Signal Corp.	1,047	6,303
Flanders Corp.*	247	1,102
FreightCar America, Inc.#	270	5,354
GP Strategies Corp.*	296	2,229
Griffon Corp.*	956	11,682
Hexcel Corp.*#	2,068	26,843
John Bean Technologies Corp.	684	11,635
Koppers Holdings, Inc.	461	14,033
LSB Industries, Inc.*	359	5,062
Matthews International Corp., Class A#	662	23,455
Metabolix, Inc.*	490	5,424
Movado Group, Inc.#	360	3,499
Myers Industries, Inc.	725	6,597
NL Industries, Inc.	90	625
PMFG, Inc.*	286	4,636
Polypore International, Inc.*	529	6,295
Portec Rail Products, Inc.	129	1,382
Raven Industries, Inc.#	388	12,327
Smith & Wesson Holding Corp.*#	1,279	5,231
Standex International Corp.	300	6,027
STR Holdings, Inc.*	325	5,106
Sturm Ruger & Co., Inc.#	419	4,064
Tredegar Corp.	718	11,359
Trimas Corp.*	295	1,997

		435,382

Office Furnishings — 0.3%
Herman Miller, Inc.	1,175	18,776
HNI Corp.	994	27,464
Interface, Inc., Class A	1,080	8,975
Knoll, Inc.	1,028	10,619

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office Furnishings — (continued)
Steelcase, Inc. Class A	1,474	$9,375

		75,209

Oil & Gas — 1.9%
Alon USA Energy, Inc.#	152	1,040
Apco Oil and Gas International, Inc.	158	3,492
Approach Resources, Inc.*	341	2,633
Arena Resources, Inc.*#	833	35,919
Atlas Energy, Inc.	1,539	46,432
ATP Oil & Gas Corp.*	850	15,538
Berry Petroleum Co., Class A#	988	28,800
Bill Barrett Corp.*#	891	27,719
BPZ Resources, Inc.*	2,159	20,510
Brigham Exploration Co.*	2,191	29,688
Bronco Drilling Co., Inc.*	376	1,906
Carrizo Oil & Gas, Inc.*#	663	17,563
Cheniere Energy, Inc.*#	1,430	3,461
Clayton Williams Energy, Inc.*	117	4,100
Contango Oil & Gas Co.*	249	11,705
CREDO Petroleum Corp.*	134	1,246
CVR Energy, Inc.*	529	3,629
Delek US Holdings, Inc.	198	1,348
Delta Petroleum Corp.*#	3,615	3,760
Endeavour International Corp.*	1,864	2,013
FX Energy, Inc.*	589	1,679
Georesources, Inc.*	257	3,511
GMX Resources, Inc.*#	706	9,700
Goodrich Petroleum Corp.*	581	14,147
Gran Tierra Energy, Inc.*	4,395	25,183
Gulfport Energy Corp.*	563	6,446
Harvest Natural Resources, Inc.*	746	3,946
Hercules Offshore, Inc.*	2,505	11,974
Isramco, Inc.*	21	1,502
McMoran Exploration Co.*	1,802	14,452
Northern Oil & Gas, Inc.*	727	8,608
Oilsands Quest Sask, Inc.*	4,771	5,487
Panhandle Oil and Gas, Inc., Class A	217	5,620
Parker Drilling Co.*	2,402	11,890
Penn Virginia Corp.	980	20,864
Petroleum Development Corp.*	413	7,521
Petroquest Energy, Inc.*#	1,239	7,595
Pioneer Drilling Co.*	1,050	8,295
PrimeEnergy Corp.*	15	546
Rex Energy Corp.*	637	7,644
Rosetta Resources, Inc.*	1,190	23,717
Stone Energy Corp.*#	878	15,848
SulphCo, Inc.*#	929	622
Swift Energy Co.*	831	19,911
Toreador Resources Corp.	500	4,950
Vaalco Energy, Inc.	1,330	6,052
Vantage Drilling Co.*	1,590	2,560
Venoco, Inc.*	386	5,033
W&T Offshore, Inc.#	762	8,915
Warren Resources, Inc.*	1,827	4,476
Western Refining, Inc.*#	837	3,942

	Number of Shares	Value†

Oil & Gas — (continued)
Zion Oil & Gas, Inc.*	268	$1,916

		537,054

Oil & Gas Services — 1.0%
Allis-Chalmers Energy, Inc.*#	1,588	5,987
Basic Energy Services, Inc.*	388	3,453
Bolt Technology Corp.*	135	1,488
Boots & Coots, Inc.*	1,402	2,313
Cal Dive International, Inc.*	989	7,477
CARBO Ceramics, Inc.	426	29,040
Complete Production Services, Inc.*	1,357	17,641
Dawson Geophysical Co.*	215	4,969
Dril-Quip, Inc.*	658	37,164
Geokinetics, Inc.*	168	1,616
Global Industries Ltd.*	2,213	15,779
Gulf Island Fabrication, Inc.	284	5,972
Hornbeck Offshore Services, Inc.*#	517	12,036
ION Geophysical Corp.*	2,293	13,575
Key Energy Services, Inc.*#	2,743	24,111
Lufkin Industries, Inc.	340	24,888
Matrix Service Co.*	587	6,251
Natural Gas Services Group, Inc.*	294	5,542
Newpark Resources, Inc.*	1,912	8,088
OYO Geospace Corp.*	88	3,774
RPC, Inc.#	661	6,874
Superior Well Services, Inc.*	373	5,319
T-3 Energy Services, Inc.*	280	7,140
Tetra Technologies, Inc.*#	1,716	19,013
TGC Industries, Inc.*	256	1,001
Union Drilling, Inc.*	183	1,144
Willbros Group, Inc.*#	872	14,711

		286,366

Packaging and Containers — 0.3%
AEP Industries, Inc.*	138	5,283
BWAY Holding Co.*	207	3,978
Graphic Packaging Holding Co.*	2,187	7,589
Rock-Tenn Co., Class A	855	43,101
Silgan Holdings, Inc.	600	34,728

		94,679

Pharmaceuticals — 2.2%
Acura Pharmaceuticals, Inc.*	153	815
Adolor Corp.*	659	962
Akorn, Inc.*#	1,018	1,822
Alkermes, Inc.*	2,063	19,413
Allos Therapeutics, Inc.*#	1,615	10,611
Amicus Therapeutics, Inc.*#	269	1,068
Ardea Biosciences, Inc.*#	326	4,564
Array Biopharma, Inc.*	748	2,102
Auxilium Pharmaceuticals, Inc.*#	1,065	31,929
AVANIR Pharmaceuticals, Inc. Class A*	1,082	2,056
AVI BioPharma, Inc.*#	2,368	3,457
Biodel, Inc.*	284	1,233
BioDelivery Sciences International, Inc.*#	184	723
BioScrip, Inc.*	911	7,616

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Biospecifics Technologies Corp.*#	69	$2,025
Cadence Pharmaceuticals, Inc.*#	614	5,937
Caraco Pharmaceutical Laboratories Ltd.*	228	1,377
Catalyst Health Solutions, Inc.*	795	28,994
China Sky One Medical, Inc.*	217	4,937
Clarient, Inc.*	537	1,423
Cornerstone Therapeutics, Inc.*#	127	775
Cumberland Pharmaceuticals, Inc.*	160	2,174
Cypress Bioscience, Inc.*#	790	4,550
Cytori Therapeutics, Inc.*#	810	4,941
Depomed, Inc.*	1,183	3,963
Durect Corp.*	1,856	4,584
Dyax Corp.*#	1,720	5,831
Hemispherx Biopharma, Inc.*#	2,639	1,478
Hi-Tech Pharmacal Co, Inc.*	155	4,348
Idenix Pharmaceuticals, Inc.*	593	1,275
Impax Laboratories, Inc.*	1,288	17,517
Infinity Pharmaceuticals, Inc.*	328	2,027
Inspire Pharmaceuticals, Inc.*	1,317	7,270
Isis Pharmaceuticals, Inc.*	2,183	24,231
ISTA Pharmaceuticals, Inc.*	584	2,663
Javelin Pharmaceuticals, Inc.*	813	1,057
KV Pharmaceutical Co., Class A*	596	2,187
Lannett Co, Inc.*	197	1,164
Mannatech, Inc.	300	936
MannKind Corp.*#	1,404	12,299
MAP Pharmaceuticals, Inc.*	200	1,906
Matrixx Initiatives, Inc.*#	192	810
Medicis Pharmaceutical Corp., Class A	1,323	35,787
Medivation, Inc.*#	664	25,000
MiddleBrook Pharmaceuticals, Inc.*#	572	292
Myriad Pharmaceuticals, Inc.*	357	1,796
Nabi Biopharmaceuticals*	1,213	5,944
Nektar Therapeutics*	2,133	19,880
Neogen Corp.*#	468	11,049
Neurocrine Biosciences, Inc.*	595	1,618
NeurogesX, Inc.*	199	1,534
Nutraceutical International Corp.*	196	2,425
Obagi Medical Products, Inc.*	451	5,412
Omega Protein Corp.*	361	1,574
Onyx Pharmaceuticals, Inc.*	1,349	39,580
Opko Health, Inc.*	776	1,420
Optimer Pharmaceuticals, Inc.*#	595	6,712
Orexigen Therapeutics, Inc.*	588	4,375
Osiris Therapeutics, Inc.*	373	2,663
OXiGENE, Inc.*#	539	614
Pain Therapeutics, Inc.*	779	4,175
Par Pharmaceutical Cos., Inc.*	801	21,675
Pharmasset, Inc.*	486	10,060
PharMerica Corp.*#	620	9,846
Poniard Pharmaceuticals, Inc.*#	415	759
Pozen, Inc.*	702	4,205
Progenics Pharmaceuticals, Inc.*	401	1,780
Questcor Pharmaceuticals, Inc.*	1,256	5,966
Repros Therapeutics, Inc.*#	181	144

	Number of Shares	Value†

Pharmaceuticals — (continued)
Rigel Pharmaceuticals, Inc.*#	1,079	$10,261
Salix Pharmaceuticals Ltd.*	1,201	30,505
Santarus, Inc.*#	1,297	5,992
Savient Pharmaceuticals, Inc.*#	1,459	19,857
Schiff Nutrition International, Inc.	157	1,228
Sciclone Pharmaceuticals, Inc.*	677	1,577
SIGA Technologies, Inc.*	685	3,973
Spectrum Pharmaceuticals, Inc.*#	814	3,614
Sucampo Pharmaceuticals, Inc., Class A*	171	691
Synta Pharmaceuticals Corp.*#	200	1,012
Synutra International, Inc.*#	411	5,553
Theravance, Inc.*	1,158	15,135
USANA Health Sciences, Inc.*#	124	3,956
Vanda Pharmaceuticals, Inc.*#	541	6,081
Viropharma, Inc.*	1,756	14,733
Vivus, Inc.*#	1,682	15,458
XenoPort, Inc.*	627	11,637

		618,598

Pipelines — 0.0%
Crosstex Energy, Inc.#	964	5,832

Real Estate — 0.1%
Avatar Holdings, Inc.*	195	3,317
Consolidated-Tomoka Land Co.#	124	4,333
Forestar Real Estate Group, Inc.*	817	17,958
Hilltop Holdings, Inc.*	889	10,348
United Capital Corp.*	36	857

		36,813

Retail — 4.4%
99 Cents Only Stores*	1,011	13,214
AFC Enterprises*	559	4,561
Allion Healthcare, Inc.*	356	2,335
America’s Car-Mart, Inc.*	244	6,425
AnnTaylor Stores Corp.*#	1,293	17,637
Asbury Automotive Group, Inc.*	668	7,702
Bebe Stores, Inc.	463	2,903
Benihana, Inc. Class A*	247	936
Big 5 Sporting Goods Corp.	427	7,336
BJ’s Restaurants, Inc.*#	424	7,980
Bob Evans Farms, Inc.	710	20,554
Books-A-Million, Inc.	149	1,001
Borders Group, Inc.*	839	990
Brown Shoe Co., Inc.	854	8,429
Buffalo Wild Wings, Inc.*#	391	15,746
Build-A-Bear Workshop, Inc.*	260	1,271
Cabela’s, Inc.*#	886	12,634
California Pizza Kitchen, Inc.*	383	5,151
Caribou Coffee Co., Inc.*	205	1,583
Carrols Restaurant Group, Inc.*	213	1,506
Casey’s General Stores, Inc.	1,138	36,325
Cash America International, Inc.	657	22,969
CEC Entertainment, Inc.*	539	17,205
Charming Shoppes, Inc.*#	2,458	15,903
Christopher & Banks Corp.	741	5,646

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Citi Trends, Inc.*#	328	$9,059
CKE Restaurants, Inc.	1,029	8,705
Coldwater Creek, Inc.*	1,191	5,312
Collective Brands, Inc.*	1,421	32,356
Conn’s, Inc.*#	144	841
Cracker Barrel Old Country Store, Inc.	494	18,767
Denny’s Corp.*	2,152	4,713
Destination Maternity Corp.*	89	1,691
Dillard’s, Inc., Class A#	1,100	20,295
DineEquity, Inc.*#	402	9,765
Domino’s Pizza, Inc.*	774	6,486
Dress Barn, Inc.*#	1,277	29,499
DSW, Inc., Class A*	306	7,919
Einstein Noah Restaurant Group, Inc.*	84	826
Ezcorp, Inc., Class A*	1,010	17,382
First Cash Financial Services, Inc.*	477	10,585
Fred’s, Inc., Class A#	915	9,333
Frisch’s Restaurants, Inc.	43	1,026
Fuqi International, Inc.*#	261	4,685
Gaiam, Inc., Class A*	287	2,207
Genesco, Inc.*	495	13,593
Group 1 Automotive, Inc.*#	507	14,373
Gymboree Corp.*#	649	28,225
Haverty Furniture Cos., Inc.#	350	4,805
hhgregg, Inc.*#	284	6,257
Hibbett Sports, Inc.*#	617	13,568
Hot Topic, Inc.*	995	6,328
HSN, Inc.*	849	17,141
J. Crew Group, Inc.*#	1,115	49,885
Jack in the Box, Inc.*	1,278	25,138
Jo-Ann Stores, Inc.*	592	21,454
Jos. A. Bank Clothiers, Inc.*#	411	17,340
Kenneth Cole Productions, Inc., Class A*	158	1,525
Kirkland’s, Inc.*	327	5,680
Krispy Kreme Doughnuts, Inc.*	1,322	3,900
Landry’s Restaurants, Inc.*#	167	3,555
Lithia Motors, Inc. Class A*	494	4,061
Liz Claiborne, Inc.*#	1,972	11,102
Luby’s, Inc.*	300	1,104
Lululemon Athletica, Inc.*	930	27,993
Lumber Liquidators, Inc.*#	333	8,924
McCormick & Schmick’s Seafood Restaurants, Inc.*	268	1,865
New York & Co., Inc.*	583	2,501
Nu Skin Enterprises, Inc., Class A	1,112	29,879
O’Charleys, Inc.*	286	1,873
OfficeMax, Inc.*	1,703	21,611
Pacific Sunwear of California, Inc.*#	1,383	5,504
Papa John’s International, Inc.*	521	12,171
PC Connection, Inc.*	165	1,114
PC Mall, Inc.*	178	929
PetMed Express, Inc.#	513	9,044
PF Chang’s China Bistro, Inc.*	548	20,775
Pier 1 Imports, Inc.*	2,648	13,478
Pricesmart, Inc.	321	6,561

	Number of Shares	Value†

Retail — (continued)
Red Robin Gourmet Burgers, Inc.*	338	$6,050
Regis Corp.#	1,342	20,895
Retail Ventures, Inc.*	644	5,725
Rex Stores Corp.*	192	2,700
Ruby Tuesday, Inc.*	1,328	9,562
Rue21, Inc.*	179	5,028
Rush Enterprises, Inc., Class A*	635	7,550
Ruth’s Hospitality Group, Inc.*	377	788
Saks, Inc.*#	2,731	17,915
Sally Beauty Holdings, Inc.*	2,195	16,792
Shoe Carnival, Inc.*	239	4,892
Sonic Automotive, Inc., Class A*	664	6,899
Sonic Corp.*	1,332	13,413
Sport Supply Group, Inc.	174	2,191
Stage Stores, Inc.	798	9,863
Stein Mart, Inc.*	501	5,341
Steinway Musical Instruments, Inc.*	125	1,989
Susser Holdings Corp.*	100	859
Syms Corp.*	133	962
Systemax, Inc.#	262	4,116
Talbots, Inc.*#	594	5,293
Texas Roadhouse, Inc.*	1,056	11,859
The Buckle, Inc.#	610	17,861
The Cato Corp., Class A	594	11,916
The Cheesecake Factory*#	1,299	28,045
The Children’s Place Retail Stores, Inc.*#	497	16,406
The Finish Line, Inc., Class A#	871	10,931
The Men’s Wearhouse, Inc.#	1,167	24,577
The Pantry, Inc.*	454	6,170
The Pep Boys - Manny, Moe, & Jack	993	8,401
The Steak N Shake Co.*	26	8,427
The Wet Seal, Inc., Class A*	2,304	7,949
Tractor Supply Co.*#	784	41,521
Tuesday Morning Corp.*	529	1,365
Ulta Salon Cosmetics & Fragrance, Inc.*	562	10,206
Vitamin Shoppe, Inc.*	200	4,448
West Marine, Inc.*	264	2,128
World Fuel Services Corp.#	1,290	34,559
Zale Corp.*#	458	1,246
Zumiez, Inc.*	403	5,126

		1,254,614

Savings & Loans — 0.8%
Abington Bancorp, Inc.	356	2,453
Astoria Financial Corp.#	1,879	23,356
BankFinancial Corp.	509	5,039
Beneficial Mutual Bancorp, Inc.*	849	8,354
Berkshire Hills Bancorp, Inc.	302	6,245
Brookline Bancorp, Inc.	1,435	14,221
Brooklyn Federal Bancorp, Inc.#	61	612
Cape Bancorp, Inc.*	213	1,431
Chicopee Bancorp, Inc.*#	120	1,498
Clifton Savings Bancorp, Inc.	150	1,406
Danvers Bancorp, Inc.	480	6,235
Dime Community Bancshares	630	7,384

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
ESB Financial Corp.	162	$2,142
ESSA Bancorp, Inc.	419	4,902
First Defiance Financial Corp.	146	1,648
First Financial Holdings, Inc.	419	5,443
First Financial Northwest, Inc.	304	1,991
Flagstar Bancorp, Inc.*#	1,400	840
Flushing Financial Corp.	638	7,184
Fox Chase Bancorp, Inc.*	113	1,076
Home Bancorp, Inc.*	161	1,963
Home Federal Bancorp, Inc.	453	6,029
Investors Bancorp, Inc.*	961	10,513
K-Fed Bancorp#	87	765
Kearny Financial Corp.	452	4,556
Kentucky First Federal Bancorp#	96	1,056
Legacy Bancorp, Inc.	137	1,351
Meridian Interstate Bancorp, Inc.*	139	1,208
NASB Financial, Inc.	55	1,281
NewAlliance Bancshares, Inc.	2,436	29,256
Northeast Community Bancorp, Inc.	119	782
Northfield Bancorp, Inc.#	423	5,719
OceanFirst Financial Corp.	327	3,695
Oritani Financial Corp.	179	2,458
Provident Financial Services, Inc.	1,411	15,027
Provident New York Bancorp	851	7,183
Prudential Bancorp, Inc. of Pennsylvania#	82	781
Rockville Financial, Inc.	152	1,596
Roma Financial Corp.	126	1,557
Territorial Bancorp, Inc.*	243	4,386
United Financial Bancorp, Inc.	440	5,768
ViewPoint Financial Group	162	2,334
Waterstone Financial, Inc.*	155	318
Westfield Financial, Inc.	684	5,643
WSFS Financial Corp.	157	4,024

		222,709

Semiconductors — 2.3%
Actel Corp.*	598	7,104
Advanced Analogic Technologies, Inc.*	1,225	4,826
Amkor Technology, Inc.*#	2,611	18,695
Anadigics, Inc.*	1,379	5,819
Applied Micro Circuits Corp.*	1,358	10,144
ATMI, Inc.*	707	13,164
Brooks Automation, Inc.*	1,564	13,419
Cabot Microelectronics Corp.*	495	16,315
Cavium Networks, Inc.*	786	18,730
CEVA, Inc.*	481	6,186
Cirrus Logic, Inc.*	1,530	10,435
Cohu, Inc.	604	8,426
Diodes, Inc.*#	718	14,683
DSP Group, Inc.*	357	2,010
Emcore Corp.*#	1,286	1,376
Emulex Corp.*#	1,843	20,089
Entegris, Inc.*	2,870	15,154
Entropic Communications, Inc.*	930	2,855
Exar Corp.*	732	5,205

	Number of Shares	Value†

Semiconductors — (continued)
FormFactor, Inc.*	1,060	$23,066
GSI Technology, Inc.*	359	1,608
Hittite Microwave Corp.*	497	20,253
IXYS Corp.*	566	4,200
Kopin Corp.*	1,507	6,299
Kulicke & Soffa Industries, Inc.*	1,349	7,271
Lattice Semiconductor Corp.*	2,224	6,005
Micrel, Inc.#	1,002	8,216
Microsemi Corp.*	1,778	31,559
Microtune, Inc.*	778	1,758
MIPS Technologies, Inc.*	1,139	4,977
MKS Instruments, Inc.*	1,168	20,335
Monolithic Power Systems, Inc.*	745	17,858
Netlogic Microsystems, Inc.*	392	18,134
Omnivision Technologies, Inc.*	1,203	17,480
Pericom Semiconductor Corp.*	646	7,448
Photronics, Inc.*	1,192	5,304
PLX Technology, Inc.*	560	1,809
Power Integrations, Inc.	520	18,907
Rubicon Technology, Inc.*#	323	6,560
Rudolph Technologies, Inc.*	699	4,697
Semtech Corp.*	1,335	22,708
Sigma Designs, Inc.*#	759	8,121
Silicon Image, Inc.*	1,489	3,842
Skyworks Solutions, Inc.*#	3,772	53,525
Standard Microsystems Corp.*	446	9,268
Supertex, Inc.*	260	7,748
Techwell, Inc.*	403	5,320
Tessera Technologies, Inc.*	1,110	25,830
TriQuint Semiconductor, Inc.*	3,369	20,214
Ultratech, Inc.*	471	6,999
Veeco Instruments, Inc.*#	851	28,117
Virage Logic Corp.*	312	1,716
Volterra Semiconductor Corp.*	465	8,891
White Electronic Designs Corp.*	700	3,269
Zoran Corp.*	1,215	13,426

		647,373

Shipbuilding — 0.0%
Todd Shipyards Corp.	104	1,743

Software — 3.4%
Accelrys, Inc.*	721	4,131
ACI Worldwide, Inc.*	800	13,720
Actuate Corp.*	940	4,023
Acxiom Corp.*	1,567	21,029
Advent Software, Inc.*#	353	14,378
American Reprographics Co.*	773	5,419
American Software, Inc., Class A	593	3,558
AMICAS, Inc.*	647	3,520
ArcSight, Inc.*	404	10,334
Ariba, Inc.*#	1,939	24,276
athenahealth, Inc.*#	723	32,709
Avid Technology, Inc.*	580	7,401
Blackbaud, Inc.#	949	22,425
Blackboard, Inc.*#	697	31,637

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Bottomline Technologies, Inc.*	593	$10,419
Bowne & Co., Inc.	795	5,311
Callidus Software, Inc.*	448	1,353
China Information Security Technology, Inc.*	700	4,312
China TransInfo Technology Corp.*#	279	2,279
CommVault Systems, Inc.*	914	21,653
Computer Programs & Systems, Inc.	206	9,486
Concur Technologies, Inc.*#	870	37,192
CSG Systems International, Inc.*	752	14,356
Deltek, Inc.*	394	3,065
DemandTec, Inc.*#	503	4,411
Digi International, Inc.*	657	5,992
DivX, Inc.*	630	3,553
Double-Take Software, Inc.*	465	4,645
Ebix, Inc.*#	162	7,910
Eclipsys Corp.*#	1,287	23,835
Epicor Software Corp.*	1,134	8,641
EPIQ Systems, Inc.*#	656	9,177
Fair Isaac Corp.	1,125	23,974
FalconStor Software, Inc.*	626	2,542
Global Defense Technology & Systems, Inc.*	100	1,646
GSE Systems, Inc.*	291	1,595
inContact, Inc.*	518	1,518
infoGROUP, Inc.*	816	6,544
Informatica Corp.*#	1,930	49,910
InnerWorkings, Inc.*#	424	2,502
Innodata Isogen, Inc.*	395	2,188
Interactive Intelligence, Inc.*	297	5,477
JDA Software Group, Inc.*	663	16,887
Lawson Software, Inc.*#	2,915	19,385
Mantech International Corp., Class A*	479	23,126
MedAssets, Inc.*	835	17,710
Medidata Solutions, Inc.*	144	2,246
MicroStrategy, Inc., Class A*	193	18,146
Monotype Imaging Holdings, Inc.*	381	3,440
NetSuite, Inc.*	385	6,152
Omnicell, Inc.*	761	8,896
OPNET Technologies, Inc.	390	4,754
Parametric Technology Corp.*	2,584	42,223
PegaSystems, Inc.	330	11,220
Pervasive Software, Inc.*	284	1,369
Phase Forward, Inc.*	934	14,337
Phoenix Technologies Ltd.*	938	2,579
Progress Software Corp.*	880	25,705
PROS Holdings, Inc.*	329	3,405
QAD, Inc.	229	1,399
Quality Systems, Inc.#	535	33,593
Quest Software, Inc.*	1,309	24,086
Renaissance Learning, Inc.	146	1,659
RightNow Technologies, Inc.*#	500	8,685
Rosetta Stone, Inc.*#	108	1,939
Schawk, Inc.	387	5,263
Seachange International, Inc.*	590	3,876
Smith Micro Software, Inc.*	576	5,265
SolarWinds, Inc.*	308	7,087

	Number of Shares	Value†

Software — (continued)
Solera Holdings, Inc.	1,575	$56,716
Synchronoss Technologies, Inc.*	466	7,367
SYNNEX Corp.*	413	12,663
Take-Two Interactive Software, Inc.*	1,930	19,396
Taleo Corp., Class A*	906	21,309
The Ultimate Software Group, Inc.*	524	15,390
THQ, Inc.*#	1,461	7,363
Trident Microsystems, Inc.*	1,017	1,892
Tyler Technologies, Inc.*#	643	12,802
Unica Corp.*	245	1,899
VeriFone Holdings, Inc.*#	1,676	27,453

		972,728

Storage & Warehousing — 0.0%
Mobile Mini, Inc.*	729	10,272

Telecommunications — 3.0%
3Com Corp.*	8,493	63,697
Acme Packet, Inc.*	838	9,218
Adaptec, Inc.*	2,561	8,579
ADC Telecommunications, Inc.*	2,155	13,383
Adtran, Inc.#	1,213	27,353
Airvana, Inc.*#	569	4,324
Alaska Communications Systems Group, Inc.#	959	7,653
Anaren, Inc.*	312	4,696
Anixter International, Inc.*	644	30,332
Applied Signal Technology, Inc.	296	5,710
Arris Group, Inc.*	2,684	30,678
Aruba Networks, Inc.*	1,260	13,432
Atheros Communications, Inc.*#	1,387	47,491
Atlantic Tele-Network, Inc.	189	10,397
BigBand Networks, Inc.*	898	3,089
Black Box Corp.	368	10,429
Cbeyond, Inc.*#	468	7,371
Cincinnati Bell, Inc.*	4,778	16,484
Communications Systems, Inc.	120	1,493
Comtech Telecommunications Corp.*	652	22,853
Consolidated Communications Holdings, Inc.	470	8,225
CPI International, Inc.*	125	1,655
DigitalGlobe, Inc.*	345	8,349
EMS Technologies, Inc.*	323	4,684
Extreme Networks, Inc.*	1,947	5,588
General Communication, Inc., Class A*	986	6,291
GeoEye, Inc.*#	403	11,236
Global Crossing Ltd.*	634	9,034
Globecomm Systems, Inc.*	500	3,910
Harmonic, Inc.*	2,279	14,426
Harris Stratex Networks, Inc., Class A*	1,208	8,347
HickoryTech Corp.	239	2,110
Hughes Communications, Inc.*	250	6,507
Infinera Corp.*	1,894	16,800
InterDigital, Inc.*#	1,001	26,567
Iowa Telecommunications Services, Inc.#	708	11,866
IPG Photonics Corp.*#	485	8,119
Ixia*	573	4,263
Knology, Inc.*	736	8,059

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
KVH Industries, Inc.*	254	$3,747
LogMeIn, Inc.*#	147	2,933
Loral Space & Communications, Inc.*	246	7,776
MasTec, Inc.*#	1,241	15,512
Netgear, Inc.*	747	16,202
Network Equipment Technologies, Inc.*	519	2,102
Neutral Tandem, Inc.*	726	16,516
Novatel Wireless, Inc.*	601	4,790
NTELOS Holdings Corp.	664	11,832
Oplink Communications, Inc.*	432	7,080
Opnext, Inc.*	580	1,102
PAETEC Holding Corp.*	2,623	10,885
Parkervision, Inc.*	453	829
Plantronics, Inc.#	1,111	28,864
Polycom, Inc.*	1,892	47,243
Powerwave Technologies, Inc.*	3,225	4,064
Preformed Line Products Co.	45	1,971
Premiere Global Services, Inc.*	1,271	10,486
RCN Corp.*	743	8,062
RF Micro Devices, Inc.*	6,063	28,921
SAVVIS, Inc.*	785	11,029
Shenandoah Telecommunications Co.	506	10,297
ShoreTel, Inc.*	981	5,670
Sonus Networks, Inc.*	4,628	9,765
SureWest Communications*	251	2,500
Switch & Data Facilities Co., Inc.*	428	8,650
Sycamore Networks, Inc.	396	8,280
Symmetricom, Inc.*	959	4,987
Syniverse Holdings, Inc.*	1,515	26,482
Tekelec*	1,457	22,263
USA Mobility, Inc.	412	4,536
Utstarcom, Inc.*#	2,530	5,541
Viasat, Inc.*	584	18,560

		874,175

Textiles — 0.1%
G&K Services, Inc., Class A	389	9,776
Unifirst Corp.	321	15,443

		25,219

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.*#	617	7,478
Leapfrog Enterprises, Inc.*	576	2,252
RC2 Corp.*	458	6,756

		16,486

Transportation — 1.3%
Air Transport Services Group, Inc.*	985	2,600
American Commercial Lines, Inc.*#	247	4,528
Arkansas Best Corp.	607	17,864
Atlas Air Worldwide Holdings, Inc.*	480	17,880
Bristow Group, Inc.*	832	31,990
CAI International, Inc.*	160	1,445
Celadon Group, Inc.*	466	5,056
DHT Maritime, Inc.	1,126	4,144
Dynamex, Inc.*	225	4,072

	Number of Shares	Value†

Transportation — (continued)
Eagle Bulk Shipping, Inc.*#	1,420	$7,029
Echo Global Logistics, Inc.*	200	2,538
Forward Air Corp.#	674	16,884
Genco Shipping & Trading Ltd.*#	616	13,786
General Maritime Corp.	1,066	7,451
Genesee & Wyoming, Inc., Class A*	840	27,418
Golar LNG Ltd.*	706	9,051
Gulfmark Offshore, Inc.*	487	13,787
Heartland Express, Inc.#	1,081	16,507
Horizon Lines, Inc., Class A#	703	3,916
HUB Group, Inc., Class A*	839	22,510
International Shipholding Corp.	141	4,381
Knight Transportation, Inc.#	1,272	24,537
Knightsbridge Tankers Ltd.	374	4,959
Marten Transport Ltd.*	334	5,995
Nordic American Tanker Shipping	949	28,470
Old Dominion Freight Line, Inc.*	645	19,801
Pacer International, Inc.*	533	1,684
Patriot Transportation Holding, Inc.*	23	2,173
PHI, Inc.*	293	6,065
RailAmerica, Inc.*	556	6,783
Saia, Inc.*	306	4,535
Ship Finance International Ltd.#	1,064	14,502
TBS International Ltd., Class A*	373	2,742
Teekay Tankers Ltd., Class A#	193	1,646
Ultrapetrol (Bahamas) Ltd.*	435	2,071
Universal Truckload Services, Inc.	100	1,810
USA Truck, Inc.*	140	1,753
Werner Enterprises, Inc.	916	18,128
YRC Worldwide, Inc.*#	1,322	1,110

		383,601

Trucking and Leasing — 0.1%
Aircastle Ltd.#	1,044	10,284
Amerco, Inc.*	188	9,347
Greenbrier Cos., Inc.	347	3,602
TAL International Group, Inc.#	393	5,199
Textainer Group Holdings Ltd.#	239	4,039
Willis Lease Finance Corp.*	93	1,395

		33,866

Water — 0.3%
American States Water Co.	412	14,589
Artesian Resources Corp. Class A	113	2,069
California Water Service Group	444	16,348
Connecticut Water Service, Inc.	219	5,425
Consolidated Water Co., Inc.	312	4,459
Middlesex Water Co.	271	4,778
Pennichuck Corp.	78	1,648
Pico Holdings, Inc.*	510	16,692
SJW Corp.	288	6,500
Southwest Water Co.#	411	2,421
York Water Co.	297	4,309
		79,238

TOTAL COMMON STOCKS (Cost $18,605,402)		19,466,004

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 4.5%
Apartments — 0.4%
American Campus Communities, Inc.#	1,126	$31,640
Associated Estates Realty Corp.	256	2,885
Education Realty Trust, Inc.	1,163	5,629
Home Properties, Inc.#	710	33,874
Mid-America Apartment Communities, Inc.	611	29,499
Post Properties, Inc.#	1,066	20,894

		124,421

Building & Real Estate — 1.1%
Agree Realty Corp.	196	4,565
Alexander’s, Inc.*#	50	15,221
American Capital Agency Corp.	345	9,156
Anworth Mortgage Asset Corp.	2,595	18,165
Apollo Commercial Real Estate Finance, Inc.*	200	3,598
Capstead Mortgage Corp.	1,520	20,748
Colony Financial, Inc.	300	6,111
CreXus Investment Corp.*	361	5,039
Cypress Sharpridge Investments, Inc.	327	4,418
Dynex Capital, Inc.	207	1,807
Equity Lifestyle Properties, Inc.	576	29,071
Getty Realty Corp.	364	8,565
Government Properties Income Trust	228	5,239
Gramercy Capital Corp.*	782	2,025
Hatteras Financial Corp.#	830	23,207
Invesco Mortgage Capital, Inc.	175	3,983
iStar Financial, Inc.*#	2,256	5,775
MFA Financial, Inc.	6,162	45,291
National Retail Properties, Inc.#	1,750	37,135
NorthStar Realty Finance Corp.#	1,391	4,771
Pennymac Mortgage Investment Trust*	292	5,016
RAIT Financial Trust*	1,518	1,989
Redwood Trust, Inc.	1,724	24,929
Resource Capital Corp.	400	1,968
Starwood Property Trust, Inc.	1,103	20,836
Sun Communities, Inc.	352	6,952
UMH Properties, Inc.	168	1,425
Walter Investment Management Corp.	500	7,165

		324,170

Forest Products & Paper — 0.1%
Potlatch Corp.#	906	28,883

Healthcare — 0.5%
Care Investment Trust, Inc.	215	1,673
Cogdell Spencer, Inc.	834	4,720
Healthcare Realty Trust, Inc.	1,285	27,576
LTC Properties, Inc.	517	13,830
Medical Properties Trust, Inc.#	1,807	18,070
National Health Investors, Inc.	618	22,860
Omega Healthcare Investors, Inc.#	1,847	35,924
Universal Health Realty Income Trust	220	7,047

		131,700

Hotels & Resorts — 0.3%
Ashford Hospitality Trust, Inc.*#	1,220	5,661
DiamondRock Hospitality Co.#	2,532	21,446

	Number of Shares	Value†

Hotels & Resorts — (continued)
FelCor Lodging Trust, Inc.*	1,376	$4,953
Hersha Hospitality Trust#	1,377	4,324
LaSalle Hotel Properties	1,369	29,064
Strategic Hotels & Resorts, Inc.*#	1,237	2,301
Sunstone Hotel Investors, Inc.*#	2,111	18,746

		86,495

Industrial — 0.2%
DCT Industrial Trust, Inc.#	4,334	21,757
EastGroup Properties, Inc.	562	21,513
First Industrial Realty Trust, Inc.*#	1,263	6,605
First Potomac Realty Trust	635	7,982
Monmouth Real Estate Investment Corp. Class A	581	4,323

		62,180

Mixed Industrial/Office — 0.6%
CapLease, Inc.#	973	4,262
Colonial Properties Trust#	1,486	17,431
Cousins Properties, Inc.#	1,754	13,383
Dupont Fabros Technology, Inc.#	542	9,751
Entertainment Properties Trust#	955	33,683
Gladstone Commercial Corp.	152	2,038
Investors Real Estate Trust	1,618	14,562
Lexington Realty Trust#	2,292	13,935
Mission West Properties, Inc.#	287	2,064
One Liberty Properties, Inc.*	3	26
PS Business Parks, Inc.	393	19,670
Washington Real Estate Investment Trust#	1,279	35,236
Winthrop Realty Trust#	177	1,922

		167,963

Office Property — 0.5%
BioMed Realty Trust, Inc.	2,224	35,095
Franklin Street Properties Corp.	1,545	22,572
Highwoods Properties, Inc.#	1,605	53,527
Kilroy Realty Corp.#	950	29,137
Parkway Properties, Inc.	493	10,264

		150,595

Regional Malls — 0.1%
CBL & Associates Properties, Inc.#	3,107	30,045
Glimcher Realty Trust	1,224	3,305
Pennsylvania Real Estate Investment Trust	803	6,793

		40,143

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.#	1,954	22,569
Sovran Self Storage, Inc.	589	21,045
U-Store-It Trust#	1,826	13,366

		56,980

Strip Centers — 0.5%
Acadia Realty Trust	934	15,757
Cedar Shopping Centers, Inc.	889	6,045
Developers Diversified Realty Corp.#	3,674	34,021

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Strip Centers — (continued)
Equity One, Inc.#	669	$10,818
Inland Real Estate Corp.#	1,448	11,801
Kite Realty Group Trust	1,107	4,506
Ramco-Gershenson Properties Trust	515	4,913
Saul Centers, Inc.	151	4,947
Tanger Factory Outlet Centers, Inc.#	881	34,350
Urstadt Biddle Properties, Inc., Class A	416	6,352

		133,510

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,250,095)		1,307,040

RIGHTS — 0.0%
Builders FirstSource, Inc.*	477	117
Flagstar Bancorp, Inc.*~	2,100	0

TOTAL RIGHTS (Cost $0)		117

	Par (000)
U.S. TREASURY OBLIGATIONS — 0. 3%
U.S. Treasury Bills 0.240%, 03/11/10 (Cost $75,997)	$76	75,994

	Number of Shares
SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	359,336	359,336
BlackRock Liquidity Funds TempFund - Institutional Shares	359,336	359,336

TOTAL SHORT-TERM INVESTMENTS (Cost $718,672)		718,672

SECURITIES LENDING COLLATERAL — 24.9%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $7,148,543)	7,148,543	7,148,543

TOTAL INVESTMENTS — 100.0% (Cost $27,798,709)		$28,716,370

~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $32.
†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$19,466,004	$19,465,972	$32	$—
REAL ESTATE INVESTMENT TRUSTS	1,307,040	1,307,040	—	—
WARRANTS	117	117	—	—
U.S. TREASURY OBLIGATIONS	75,994	—	75,994	—
SHORT-TERM INVESTMENTS	718,672	718,672	—	—
SECURITIES LENDING COLLATERAL	7,148,543	7,148,543	—	—

TOTAL INVESTMENTS	28,716,370	28,640,376	75,994	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 98.6%
Australia — 8.2%
AGL Energy Ltd.	1,445	$18,163
Alumina Ltd.*	18,851	30,818
Amcor Ltd.	4,404	24,519
AMP Ltd.	5,876	35,493
Asciano Group*	11,700	18,941
ASX Ltd.	667	20,795
Australia & New Zealand Banking Group Ltd.	8,944	182,264
AXA Asia Pacific Holdings Ltd.	7,368	43,080
Bendigo & Adelaide Bank Ltd.	554	4,863
BHP Billiton Ltd.	12,147	464,825
BlueScope Steel Ltd.	10,608	29,229
Boral Ltd.	945	5,016
Brambles Ltd.	4,705	28,535
CFS Retail Property Trust	2,898	4,935
Coca-Cola Amatil Ltd.	3,054	31,488
Cochlear Ltd.	109	6,731
Commonwealth Bank of Australia	5,363	261,831
Computershare Ltd.	2,605	26,653
Crown Ltd.	903	6,461
CSL Ltd.	2,025	58,886
CSR Ltd.	2,938	4,731
Dexus Property Group	38,673	29,340
Fairfax Media Ltd.	3,259	5,065
Fortescue Metals Group Ltd.*	5,092	20,141
Foster’s Group Ltd.	6,885	33,869
Goodman Group	25,998	14,708
GPT Group	16,419	8,823
GPT Group*~	16,419	0
Harvey Norman Holdings Ltd.	3,095	11,668
Incitec Pivot Ltd.	2,795	8,841
Insurance Australia Group Ltd.	4,471	16,058
Leighton Holdings Ltd.	561	19,017
Lend Lease Corp. Ltd.	693	6,397
Macquarie Airports Management Ltd.	3,159	8,550
Macquarie Group Ltd.	1,386	59,385
Macquarie Infrastructure Group	16,254	19,359
Metcash Ltd.	1,453	5,826
Mirvac Group	15,574	21,730
National Australia Bank Ltd.	7,272	177,466
Newcrest Mining Ltd.	1,580	50,046
OneSteel Ltd.	8,007	24,050
Orica Ltd.	1,304	30,318
Origin Energy Ltd.	2,490	37,463
OZ Minerals Ltd.*	20,234	21,567
Paladin Energy Ltd.*	4,300	16,051
Qantas Airways Ltd.	1,814	4,840
QBE Insurance Group Ltd.	3,741	85,371
Rio Tinto Ltd.	1,619	108,076
Santos Ltd.	3,431	43,212
Sims Metal Management Ltd.	182	3,566
Sonic Healthcare Ltd.	1,503	20,700
Stockland Corp. Ltd.	6,611	23,292
Suncorp-Metway Ltd.	4,286	33,182
Tabcorp Holdings Ltd.	4,037	25,047
Tatts Group Ltd.	11,061	24,130

	Number of Shares	Value†

Australia — (continued)
Telstra Corp. Ltd.	18,842	$57,927
Toll Holdings Ltd.	3,704	28,924
Transurban Group	4,372	21,637
Wesfarmers Ltd.	3,743	104,635
Wesfarmers Ltd. PPS	1,008	28,145
Westfield Group	7,600	85,058
Westpac Banking Corp.	10,951	247,369
Woodside Petroleum Ltd.	1,693	71,397
Woolworths Ltd.	4,282	107,396
WorleyParsons Ltd.	630	16,358

		3,094,257

Austria — 0.3%
Erste Group Bank AG	650	24,153
Immoeast AG*	2,678	14,703
Oestrreichische Elektrizitatswirtschafts AG	303	12,848
OMV AG	446	19,569
Raiffeisen International Bank-Holding AG	211	11,788
Telekom Austria AG	708	10,106
voestalpine AG	642	23,454

		116,621

Belgium — 0.9%
Belgacom S.A.	294	10,673
Colruyt S.A.	63	15,199
Compagnie Nationale a Poartefeuille S.A.	69	3,672
Delhaize Group S.A.	263	20,119
Dexia S.A.*	1,756	11,054
Fortis N.V.*	6,934	25,667
Groupe Bruxelles Lambert S.A.	278	26,250
InBev N.V.	2,617	135,475
KBC Group N.V.*	1,139	48,937
Mobistar S.A.	172	11,792
Solvay S.A.	190	20,462
UCB S.A.	377	15,736
Umicore	132	4,403

		349,439

Bermuda — 0.1%
Seadrill Ltd.	1,296	32,974

China — 0.1%
Foxconn International Holdings Ltd.*	17,000	19,571

Cyprus — 0.0%
Bank of Cyprus Public Co., Ltd.	2,267	15,873

Denmark — 0.9%
A.P. Moller — Maersk A/S, A Shares	3	20,265
A.P. Moller — Maersk A/S, B Shares	4	28,103
Carlsberg A/S, B Shares	300	22,084
Danske Bank A/S*	1,500	33,674
DSV A/S*	1,300	23,560
Novo Nordisk A/S, B Shares	1,461	93,273
Novozymes A/S, B Shares	250	26,009
Topdanmark A/S*	50	6,734
TrygVesta A/S	303	19,918
Vestas Wind Systems A/S*	660	40,183

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
William Demant Holding A/S*	138	$10,372

		324,175

Finland — 1.0%
Elisa Oyj	1,000	22,824
Fortum Oyj	1,440	39,067
Kesko Oyj, B Shares	200	6,605
Kone Oyj, B Shares	669	28,669
Metso Oyj	500	17,588
Neste Oil Oyj	209	3,714
Nokia Oyj	12,864	166,331
Nokian Renkaat Oyj	130	3,152
Outokumpu Oyj	200	3,786
Rautaruukki Oyj	200	4,626
Sampo Oyj, A Shares	1,213	29,549
Stora Enso Oyj, R Shares*	1,265	8,873
UPM-Kymmene Oyj	3,165	37,628
Wartsila Oyj	600	24,049

		396,461

France — 10.3%
Accor S.A.	701	38,360
Aeroports de Paris	61	4,903
Air France-KLM S.A.*	206	3,233
Alcatel-Lucent*	7,530	25,355
Alstom S.A.	654	45,738
Atos Origin S.A.*	94	4,306
AXA S.A.	5,991	140,663
BNP Paribas	3,447	273,409
Bouygues S.A.	775	40,144
Bureau Veritas S.A.	300	15,638
Cap Gemini S.A.	470	21,441
Carrefour S.A.	2,352	112,818
Casino Guichard Perracho S.A.	252	22,452
Christian Dior S.A.	198	20,291
Cie Generale d’Optique Essilor International S.A.	937	56,043
Cie Generale de Geophysique — Veritas*	565	12,010
CNP Assurances S.A.	143	13,847
Compagnie de Saint-Gobain	1,360	73,775
Compagnie Generale des Establissements Michelin, B Shares	611	46,796
Credit Agricole S.A.	3,345	58,704
Dassault Systemes S.A.	334	19,020
Eiffage S.A.	78	4,396
Electricite de France S.A.	782	46,477
Eurazeo	51	3,538
Eutelsat Communications	184	5,903
Fonciere Des Regions	96	9,816
France Telecom S.A.	6,747	168,596
GDF Suez	4,411	191,089
Gecina S.A.	150	16,310
Groupe Danone	1,954	119,784
Hermes International	272	36,209
Klepierre	160	6,482
L’Air Liquide S.A.	930	110,603
L’Oreal S.A.	925	103,309
Lafarge S.A.	630	51,883

	Number of Shares	Value†

France — (continued)
Lagardere S.C.A.	642	$25,992
Legrand S.A.	461	12,830
LVMH Moet Hennessy Louis Vuitton S.A.	912	102,260
M6-Metropole Television	646	16,534
Natixis*	2,899	14,476
Neopost S.A.	264	21,789
Pernod Ricard S.A.	781	66,783
Peugeot S.A.*	427	14,355
PPR	254	30,489
Publicis Groupe S.A.	957	38,912
Renault S.A.*	804	41,245
SAFRAN S.A.	281	5,491
Sanofi-Aventis S.A.	3,826	300,887
Schneider Electric S.A.	911	105,924
SCOR SE	772	19,394
Societe BIC S.A.	120	8,290
Societe Generale	2,304	160,082
Societe Television Francaise 1	821	15,078
Sodexo	506	28,791
SUEZ Environment	1,223	28,201
Technip S.A.	361	25,399
Thales S.A.	290	14,905
Total S.A.	7,642	490,845
Unibail-Rodamco Co.	349	76,668
Vallourec S.A.	245	44,325
Veolia Environment	1,602	52,807
Vinci S.A.	1,483	83,450
Vivendi S.A.	4,516	134,034

		3,903,577

Germany — 8.0%
adidas AG	806	43,657
Allianz SE	1,655	205,154
BASF SE	3,356	207,705
Bayer AG	3,094	247,593
Bayerische Motoren Werke AG	1,117	50,848
Bayerische Motoren Werke AG (Preference)	500	16,550
Beiersdorf AG	252	16,609
Celesio AG	129	3,266
Commerzbank AG*	2,335	19,597
Daimler AG	3,306	176,089
Deutsche Bank AG	2,227	157,471
Deutsche Boerse AG	630	52,170
Deutsche Lufthansa AG	1,383	23,353
Deutsche Post AG	2,988	57,748
Deutsche Postbank AG*	582	19,013
Deutsche Telekom AG	10,266	150,600
E.ON AG	6,915	290,250
Fraport AG Frankfurt Airport Services Worldwide	78	4,027
Fresenius Medical Care AG & Co. KGaA	717	38,035
Fresenius SE (Preference)	517	37,113
GEA Group AG	785	17,487
Hannover Ruckversicherung AG*	119	5,560
HeidelbergCement AG	470	32,515
Henkel AG & Co. KGaA	635	28,449
Henkel AG & Co. KGaA (Preference)	618	32,453

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Hochtief AG	67	$5,110
Infineon Technologies AG*	2,869	15,961
K+S AG	722	41,178
Linde AG	600	72,289
MAN AG	320	24,830
Merck KGaA	264	24,755
Metro AG	465	28,399
Muenchener Ruckversicherung AG	740	115,262
Porsche Automobil Holding SE (Preference)	304	19,010
RWE AG	1,490	144,593
RWE AG (Preference)	206	18,337
Salzgitter AG	183	17,932
SAP AG	3,162	150,742
Siemens AG	2,995	274,854
SolarWorld AG	104	2,289
ThyssenKrupp AG	1,091	41,013
TUI AG*	1,846	15,434
Volkswagen AG	252	27,921
Volkswagen AG (Preference)	290	27,355
Wacker Chemie AG	28	4,871

		3,005,447

Greece — 0.4%
Alpha Bank A.E.*	1,580	18,437
Coca-Cola Hellenic Bottling Co. S.A.	680	15,479
EFG Eurobank Ergasias S.A.*	1,674	18,708
Hellenic Telecommunications Organization S.A.	590	8,660
Marfin Investment Group S.A.*	811	2,299
National Bank of Greece S.A.*	1,915	49,200
OPAP S.A.	1,080	23,728
Piraeus Bank S.A.*	1,557	17,867
Public Power Corp. S.A.*	180	3,338
Titan Cement Co. S.A.	130	3,771

		161,487

Guernsey — 0.0%
Resolution Ltd.*	12,673	18,308

Hong Kong — 2.3%
BOC Hong Kong (Holdings) Ltd.	12,500	28,083
Cathay Pacific Airways Ltd.*	10,000	18,571
Cheung Kong (Holdings) Ltd.	5,000	64,251
Chinese Estates Holdings Ltd.	3,000	5,111
CLP Holdings Ltd.	7,500	50,757
Esprit Holdings Ltd.	4,098	27,189
Genting Singapore Plc*	18,000	16,582
Hang Lung Group Ltd.	8,000	39,564
Hang Lung Properties Ltd.	9,000	35,283
Hang Seng Bank Ltd.	2,300	33,838
Henderson Land Development Co. Ltd.	3,000	22,418
Hong Kong Exchanges and Clearing Ltd.	5,000	88,962
HongKong Electric Holdings Ltd.	4,500	24,513
Hopewell Holdings Ltd.	1,000	3,224
Hutchison Whampoa Ltd.	7,000	47,893
Kerry Properties Ltd.	4,009	20,278
Li & Fung Ltd.	6,000	24,807
MTR Corp. Ltd.	6,057	20,867

	Number of Shares	Value†

Hong Kong — (continued)
New World Development Ltd.	14,143	$28,815
Noble Group Ltd.	9,000	20,644
NWS Holdings Ltd.	2,104	3,862
Shangri-La Asia Ltd.	2,000	3,747
Sino Land Co. Ltd.	4,308	8,294
Sun Hung Kai Properties Ltd.	5,000	74,346
Swire Pacific Ltd., Class A	2,500	30,233
The Bank of East Asia Ltd.	5,783	22,719
The Hong Kong & China Gas Co. Ltd.	13,000	32,606
The Link Real Estate Investment Trust	5,698	14,540
Wharf Holdings Ltd.	6,000	34,434
Wheelock & Co. Ltd.	2,000	6,101

		852,532

Ireland — 0.4%
Anglo Irish Bank Corp. Plc*~	3,146	0
CRH Plc	2,243	60,986
Elan Corp. Plc*	1,453	9,170
Experian Plc	3,501	34,582
Kerry Group Plc, Class A	1,174	34,526
Ryanair Holdings Plc*	862	4,065

		143,329

Italy — 3.4%
A2A SpA	1,615	3,388
Assicurazioni Generali SpA	4,285	115,439
Atlantia SpA	1,396	36,508
Banca Carige SpA	3,770	10,064
Banca Monte dei Paschi di Siena SpA	7,196	12,580
Banca Popolare di Milano Scarl	517	3,673
Banco Popolare S.C.*	3,276	24,541
Enel SpA	23,729	137,376
Eni SpA	9,493	241,747
Fiat SpA*	3,168	46,360
Finmeccanica SpA	2,436	39,002
Fondiaria-SAI SpA	169	2,687
Intesa Sanpaolo SpA*	28,472	128,125
Intesa Sanpaolo SpA, RNC	5,114	17,135
Luxottica Group SpA	206	5,326
Mediaset SpA	2,266	18,631
Mediobanco SpA*	2,550	30,293
Parmalat SpA	7,429	20,769
Prysmian SpA	213	3,718
Saipem SpA	944	32,578
Snam Rete Gas SpA	5,240	26,023
Telecom Italia SpA	32,080	50,043
Telecom Italia SpA, RSP	19,446	21,598
Terna S.p.A.	8,545	36,748
UniCredit SpA*	53,721	179,630
Unione di Banche Italiane ScpA	2,496	35,778

		1,279,760

Japan — 20.6%
Acom Co. Ltd.	80	1,218
Advantest Corp.	1,200	31,261
Aeon Co. Ltd.	2,600	21,103
Aioi Insurance Co. Ltd.	1,000	4,793
Aisin Seiki Co. Ltd.	1,200	34,669

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Ajinomoto Co., Inc.	3,000	$28,236
All Nippon Airways Co. Ltd.	2,000	5,429
Amada Co. Ltd.	1,000	6,264
Asahi Breweries Ltd.	1,400	25,784
Asahi Glass Co. Ltd.	3,000	28,536
Asahi Kasei Corp.	7,000	35,073
Astellas Pharma, Inc.	1,600	59,694
Benesse Corp.	400	16,724
Bridgestone Corp.	2,300	40,571
Brother Industries Ltd.	400	4,600
Canon, Inc.	3,900	165,898
Casio Computer Co. Ltd.	400	3,202
Central Japan Railway Co.	5	33,466
Chubu Electric Power Co., Inc.	2,300	54,867
Chugai Pharmaceutical Co. Ltd.	900	16,822
Chuo Mitsui Trust Holdings, Inc.	4,000	13,474
Citizen Holdings Co. Ltd.	800	4,623
Credit Saison Co. Ltd.	200	2,240
Dai Nippon Printing Co. Ltd.	2,000	25,500
Daiichi Sankyo Co. Ltd.	2,900	60,817
Daikin Industries Ltd.	900	35,547
Daito Trust Construction Co. Ltd.	400	18,939
Daiwa House Industry Co. Ltd.	2,000	21,505
Daiwa Securities Group, Inc.	6,000	30,196
Dena Co. Ltd.	1	5,924
Denki Kagaku Kogyo KK	4,000	17,882
Denso Corp.	2,400	72,520
Dentsu, Inc.	300	6,907
East Japan Railway Co.	1,200	75,936
Eisai Co. Ltd.	1,200	44,119
Electric Power Development Co. Ltd.	500	14,216
Elpida Memory, Inc.*	200	3,260
FamilyMart Co. Ltd.	100	2,952
Fanuc Ltd.	800	74,561
Fast Retailing Co. Ltd.	200	37,588
Fuji Heavy Industries Ltd.*	1,000	4,886
FUJIFILM Holdings Corp.	1,500	45,301
Fujitsu Ltd.	6,000	38,930
Fukuoka Financial Group, Inc.	6,000	20,910
Furukawa Electric Co. Ltd.	1,000	4,176
GS Yuasa Corp.	2,000	14,785
Gunma Bank Ltd.	1,000	5,114
Hankyu Hanshin Holdings, Inc.	7,000	31,220
Hirose Electric Co. Ltd.	100	10,485
Hitachi Chemical Co. Ltd.	1,000	20,380
Hitachi Construction Machinery Co. Ltd.	200	5,243
Hitachi Ltd.*	17,000	52,260
Hitamitsu Pharmaceutical Co. Ltd.	100	3,229
Hokkaido Electric Power Co., Inc.	300	5,442
Hokuhoku Financial Group, Inc.	2,000	4,089
Hokuriku Electric Power Co.	1,200	26,201
Honda Motor Co. Ltd.	6,000	203,570
Hoya Corp.	1,700	45,360
IBIDEN Co. Ltd.	500	17,932
IHI Corp.*	3,000	4,784
INPEX Holdings, Inc.	4	30,244

	Number of Shares	Value†

Japan — (continued)
Isetan Mitsukoshi Holdings Ltd.	2,500	$22,573
Isuzu Motors Ltd.*	18,000	33,812
ITOCHU Corp.	6,000	44,320
J. Front Retailing Co. Ltd.	5,000	22,081
Japan Airlines Corp.*	2,000	1,438
Japan Real Estate Investment Corp.	1	7,372
Japan Tobacco, Inc.	18	60,776
JFE Holdings, Inc.	1,700	67,198
JGC Corp.	1,000	18,427
Joyo Bank Ltd.	1,000	4,018
JS Group Corp.	600	10,329
JSR Corp.	900	18,316
JTEKT Corp.	400	5,145
Jupiter Telecommunications Co. Ltd.	6	5,937
Kajima Corp.	2,000	4,047
Kamigumi Co. Ltd.	1,000	7,297
Kansai Paint Co. Ltd.	2,000	16,761
Kao Corp.	2,000	46,873
Kawasaki Heavy Industries Ltd.	7,000	17,767
Kawasaki Kisen Kaisha Ltd.*	1,000	2,857
KDDI Corp.	12	63,560
Keihin Electric Express Railway Co. Ltd.	1,000	7,361
Keio Corp.	3,000	18,103
Keyence Corp.	210	43,584
Kikkoman Corp.	1,000	12,253
Kintetsu Corp.	4,000	13,258
Kirin Holdings Co. Ltd.	3,000	48,110
Kobe Steel Ltd.*	11,000	19,934
Komatsu Ltd.	3,900	81,642
Konami Corp.	200	3,571
Konica Minolta Holdings, Inc.	1,500	15,458
Kubota Corp.	5,000	45,879
Kuraray Co. Ltd.	1,500	17,654
Kurita Water Industries Ltd.	1,200	37,701
Kyocera Corp.	700	61,649
Kyowa Hakko Kirin Co. Ltd.	1,000	10,575
Kyushu Electric Power Co., Inc.	1,200	24,716
Lawson, Inc.	100	4,416
Makita Corp.	1,200	41,217
Marubeni Corp.	5,000	27,620
Marui Group Co. Ltd.	600	3,694
Mazda Motor Corp.*	7,000	16,096
Medipal Holdings Corp.	1,000	12,395
MEIJI Holdings Co. Ltd.*	600	22,674
Mitsubishi Chemical Holdings Corp.	7,500	31,937
Mitsubishi Corp.	4,500	112,088
Mitsubishi Electric Corp.*	8,000	59,429
Mitsubishi Estate Co. Ltd.	4,000	63,863
Mitsubishi Gas Chemical Co., Inc.	1,000	5,039
Mitsubishi Heavy Industries Ltd.	10,000	35,269
Mitsubishi Materials Corp.*	5,000	12,229
Mitsubishi Motors Corp.*	12,000	16,679
Mitsubishi Rayon Co. Ltd.	4,000	16,089
Mitsubishi Tanabe Pharma Corp.	1,000	12,478
Mitsubishi UFJ Financial Group, Inc.	47,100	232,002
Mitsui & Co. Ltd.	6,500	92,209

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Mitsui Chemicals, Inc.	1,000	$2,589
Mitsui Fudosan Co. Ltd.	3,000	50,724
Mitsui OSK Lines Ltd.	4,000	21,130
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,400	35,757
Mitsumi Electric Co. Ltd.	100	1,766
Mizuho Financial Group, Inc.	50,400	90,634
Mizuho Trust & Banking Co. Ltd.*	3,000	2,799
Murata Manufacturing Co. Ltd.	800	39,925
Namco Bandai Holdings, Inc.	400	3,821
NEC Corp.*	8,000	20,679
NGK Insulators Ltd.	1,000	21,869
NGK Spark Plug Co. Ltd.	2,000	22,689
Nidec Corp.	500	46,211
Nikon Corp.	1,000	19,746
Nintendo Co. Ltd.	400	95,534
Nippon Building Fund, Inc.	3	22,800
Nippon Electric Glass Co. Ltd.	1,000	13,764
Nippon Express Co. Ltd.	2,000	8,259
Nippon Meat Packers, Inc.	1,000	11,577
Nippon Mining Holdings, Inc.	3,500	15,021
Nippon Oil Corp.	7,000	32,452
Nippon Paper Group, Inc.	200	5,104
Nippon Sheet Glass Co. Ltd.	1,000	2,866
Nippon Steel Corp.	19,000	76,987
Nippon Telegraph & Telephone Corp.	1,900	75,055
Nippon Yusen K.K.	5,000	15,399
Nipponkoa Insurance Co. Ltd.	3,000	17,080
Nissan Chemical Industries Ltd.	1,000	14,254
Nissan Motor Co. Ltd.*	8,600	75,575
Nisshin Seifun Group, Inc.	500	6,757
Nisshin Steel Co. Ltd.	2,000	3,536
Nissin Food Products Co. Ltd.	200	6,533
Nitori Co. Ltd.	100	7,443
Nitto Denko Corp.	1,200	43,108
Nomura Holdings, Inc.	13,300	98,907
Nomura Research Institute Ltd.	200	3,933
NSK Ltd.	1,000	7,338
NTN Corp.	1,000	4,518
NTT Data Corp.	6	18,605
NTT DoCoMo, Inc.	60	83,728
Obayashi Corp.	1,000	3,404
Odakyu Electric Railway Co. Ltd.	2,000	15,348
Oji Paper Co. Ltd.	4,000	16,759
Olympus Corp.	1,000	32,241
OMRON Corp.	1,000	17,985
Ono Pharmaceutical Co. Ltd.	300	12,878
Oriental Land Co. Ltd.	100	6,580
ORIX Corp.	310	21,106
Osaka Gas Co. Ltd.	8,000	26,962
Panasonic Corp.	7,300	105,093
Panasonic Electric Works Co. Ltd.	1,000	12,116
Rakuten, Inc.	28	21,317
Resona Holdings, Inc.	2,400	24,383
Ricoh Co. Ltd.	2,000	28,657
Rohm Co. Ltd.	300	19,579

	Number of Shares	Value†

Japan — (continued)
Sankyo Co. Ltd.	100	$5,007
Santen Pharmaceutical Co. Ltd.	200	6,424
Sanyo Electric Co. Ltd.*	9,000	16,624
SBI Holdings, Inc.	101	18,082
Secom Co. Ltd.	700	33,248
Sega Sammy Holdings, Inc.	400	4,787
Seiko Epson Corp.	200	3,232
Sekisui Chemical Co. Ltd.	1,000	6,221
Sekisui House Ltd.	3,000	27,235
Seven & I Holdings Co. Ltd.	3,300	67,380
Sharp Corp.	4,000	50,513
Shikoku Electric Power Co., Inc.	700	18,086
Shimadzu Corp.	1,000	6,661
Shimamura Co. Ltd.	200	19,109
Shimano, Inc.	500	20,186
Shimizu Corp.	1,000	3,592
Shin-Etsu Chemical Co. Ltd.	1,500	84,687
Shinsei Bank Ltd.*	2,000	2,179
Shionogi & Co. Ltd.	1,000	21,681
Shiseido Co. Ltd.	1,000	19,219
Showa Denko K.K.	2,000	3,983
Showa Shell Sekiyu K.K.	500	4,075
SMC Corp.	200	22,836
Softbank Corp.	3,400	79,705
Sojitz Corp.	1,800	3,406
Sompo Japan Insurance, Inc.	5,000	32,237
Sony Corp.	3,900	113,379
Sony Financial Holdings, Inc.	6	15,614
Stanley Electric Co. Ltd.	300	6,085
SUMCO Corp.	200	3,534
Sumitomo Chemical Co. Ltd.	6,000	26,325
Sumitomo Corp.	4,000	40,731
Sumitomo Electric Industries Ltd.	2,500	31,139
Sumitomo Heavy Industries Ltd.*	1,000	5,063
Sumitomo Metal Industries Ltd.	10,000	26,880
Sumitomo Metal Mining Co. Ltd.	2,000	29,515
Sumitomo Mitsui Financial Group, Inc.	3,200	91,824
Sumitomo Realty & Development Co. Ltd.	2,000	37,755
Suruga Bank Ltd.	1,000	8,714
Suzuken Co. Ltd.	100	3,289
Suzuki Motor Corp.	1,200	29,552
T&D Holdings, Inc.	1,300	26,735
Taisei Corp.	2,000	3,432
Taisho Pharmaceutical Co. Ltd.	1,000	17,205
Taiyo Nippon Sanso Corp.	1,000	10,643
Takashimaya Co. Ltd.	1,000	6,372
Takeda Pharmaceutical Co. Ltd.	2,600	107,122
TDK Corp.	400	24,445
Teijin Ltd.	2,000	6,462
Terumo Corp.	600	36,162
The 77 Bank Ltd.	2,000	10,641
The Bank of Kyoto Ltd.	1,000	8,083
The Bank of Yokohama Ltd.	4,000	18,238
The Chiba Bank Ltd.	4,000	23,924
The Chugoku Bank Ltd.	1,000	12,402
The Chugoku Electric Power Co., Inc.	1,200	22,918

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
The Hachijuni Bank Ltd.	1,000	$5,836
The Iyo Bank Ltd.	1,000	8,135
The Japan Steel Works Ltd.	1,000	12,751
The Kansai Electric Power Co., Inc.	2,600	58,672
The Nishi-Nippon City Bank Ltd.	1,000	2,449
The Shizuoka Bank Ltd.	2,000	17,409
The Sumitomo Trust & Banking Co. Ltd.	9,000	44,190
THK Co. Ltd.	1,000	17,783
Tobu Railway Co. Ltd.	3,000	15,661
Toho Co. Ltd.	200	3,249
Toho Gas Co. Ltd.	1,000	5,313
Tohoku Electric Power Co., Inc.	1,500	29,726
Tokio Marine Holdings, Inc.	2,700	73,680
Tokyo Electric Power Co., Inc.	4,200	105,412
Tokyo Electron Ltd.	600	38,512
Tokyo Gas Co. Ltd.	7,000	27,941
Tokyu Corp.	4,000	15,928
Tokyu Land Corp.	1,000	3,715
TonenGeneral Sekiyu K.K.	1,000	8,355
Toppan Printing Co. Ltd.	4,000	32,568
Toray Industries, Inc.	5,000	27,203
Toshiba Corp.*	15,000	83,233
TOTO Ltd.	3,000	19,076
Toyo Seikan Kaisha Ltd.	300	4,570
Toyo Suisan Kaisha Ltd.	1,000	23,060
Toyota Industries Corp.	700	20,906
Toyota Motor Corp.	10,600	446,902
Toyota Tsusho Corp.	1,100	16,277
Trend Micro, Inc.	500	18,992
Tsumura & Co.	200	6,466
Ube Industries Ltd.	7,000	19,152
Unicharm Corp.	100	9,375
West Japan Railway Co.	6	20,116
Yahoo! Japan Corp.	64	19,243
Yakult Honsha Co. Ltd.	200	6,055
Yamada Denki Co. Ltd.	340	22,937
Yamaguchi Financial Group, Inc.	1,000	9,283
Yamaha Corp.	300	3,615
Yamaha Motor Co. Ltd.*	2,300	29,088
Yamato Holdings Co. Ltd.	1,000	13,920

		7,783,444

Jersey — 0.1%
Randgold Resources Ltd.	366	29,145

Luxembourg — 0.6%
ArcelorMittal	3,118	142,512
Millicom International Cellular S.A.	326	24,193
SES S.A.	1,400	31,538
Tenaris S.A.	1,618	34,870

		233,113

Mexico — 0.0%
Fresnillo Plc	1,200	15,242

Netherlands — 4.6%
Aegon N.V.*	4,477	28,669
Akzo Nobel N.V.	752	49,869

	Number of Shares	Value†

Netherlands — (continued)
ASML Holding N.V.	1,787	$61,011
Corio N.V.	73	4,973
European Aeronautic Defence & Sapce Co. N.V.	1,819	36,564
Fugro N.V.	279	16,026
Heineken Holdings N.V.	420	17,566
Heineken N.V.	823	39,071
ING Groep N.V.*	13,448	129,509
James Hardie Industries N.V.*	1,387	10,550
Koninklijke Ahold N.V.	3,867	51,233
Koninklijke Boskalis Westminster N.V.	400	15,399
Koninklijke DSM N.V.	401	19,702
Koninklijke KPN N.V.	5,957	101,254
Koninklijke Philips Electronics N.V.	3,396	100,383
Koninklijke Vopak N.V.*	185	14,662
QIAGEN N.V.*	1,189	26,777
Randstad Holding N.V.*	435	21,644
Reed Elsevier N.V.	3,334	40,906
Royal Dutch Shell Plc, A Shares	12,853	388,934
Royal Dutch Shell Plc, B Shares	9,807	285,611
SBM Offshore N.V.	227	4,454
TNT N.V.	1,240	38,097
Unilever N.V.	6,123	199,284
Wolters Kluwer N.V.	1,232	26,943

		1,729,091

New Zealand — 0.1%
Auckland International Airport Ltd.	5,735	8,384
Fletcher Building Ltd.	1,046	6,035
Telecom Corp. of New Zealand Ltd.	3,160	5,677

		20,096

Norway — 0.7%
DnB NOR ASA*	2,688	29,019
Norsk Hydro ASA*	3,267	27,444
Orkla ASA	3,563	34,956
Renewable Energy Corp. AS*	227	1,752
StatoilHydro ASA	3,849	95,993
Telenor ASA*	2,819	39,381
Yara International ASA	600	27,177

		255,722

Portugal — 0.3%
Banco Comercial Portugues S.A.	14,323	17,261
Banco Espirito Santo S.A.	884	5,757
BRISA	510	5,241
CIMPOR — Cimentos de Portugal, SGPS S.A.	2,109	19,385
Energias de Portugal S.A.	6,268	27,906
Galp Energia SGPS, S.A., B Shares	526	9,085
Portugal Telecom SGPS, S.A.	2,710	33,068

		117,703

Singapore — 1.3%
CapitaLand Ltd.	9,000	26,699
Capitamall Trust Management Ltd.	5,700	7,275
CapitaMalls Asia Ltd.*	7,000	12,656
City Developments Ltd.	1,000	8,176
ComfortDelGro Corp. Ltd.	4,000	4,653

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
DBS Group Holdings Ltd.	6,500	$70,661
Fraser & Neave Ltd.	2,000	5,945
Jardine Cycle & Carriage Ltd.	1,000	19,093
Keppel Corp. Ltd.	4,000	23,301
Olam International Ltd.	3,041	5,714
Oversea-Chinese Banking Corp.	10,256	66,040
SembCorp Industries Ltd.	2,000	5,226
SembCorp Marine Ltd.	7,000	18,264
Singapore Airlines Ltd.	2,000	21,182
Singapore Exchange Ltd.	4,000	23,553
Singapore Press Holdings Ltd.	7,000	18,223
Singapore Technologies Engineering Ltd.	2,000	4,603
Singapore Telecommunications Ltd.	25,000	55,065
United Overseas Bank Ltd.	5,000	69,599
Wilmar International Ltd.	5,000	22,735

		488,663

Spain — 4.5%
Abertis Infraestructuras S.A.	1,449	32,761
Acciona S.A.	126	16,469
Acerinox S.A.	263	5,492
ACS Actividades de Construccion y Servicios S.A.	438	21,895
Banco Bilbao Vizcaya Argentaria, Chile S.A.	12,603	229,690
Banco de Sabadell S.A.	3,147	17,480
Banco de Valencia S.A.	590	4,485
Banco Popular Espanol S.A.	2,764	20,303
Banco Santander S.A.	29,503	487,527
Bankinter S.A.	588	6,058
Criteria CaixaCorp S.A.	2,021	9,572
EDP Renovaveis S.A.*	873	8,277
Enagas	797	17,668
Ferrovial S.A.	881	10,405
Gamesa Corporacion Tecnologica S.A.	827	13,933
Gas Natural SDG S.A.	1,014	21,857
Grifols S.A.	170	2,985
Iberdrola Renovables S.A.	2,539	12,091
Iberdrola S.A.	13,585	130,182
Inditex S.A.	839	52,397
Indra Sistemas S.A.	1,195	28,286
Mapfre S.A.	5,202	21,846
Mapfre SA	25	96
Red Electrica de Espana S.A.	525	29,296
Repson YPF S.A.	2,324	62,363
Telefonica S.A.	15,332	429,128
Zardoya Otis S.A.	263	5,119

		1,697,661

Sweden — 2.5%
Alfa Laval AB	2,500	34,572
Assa Abloy AB, B Shares	1,200	23,118
Atlas Copco AB, A Shares	2,082	30,605
Atlas Copco AB, B Shares	1,490	19,428
Electrolux AB, B Shares*	860	20,209
Getinge AB, B Shares	444	8,486
Hennes & Mauritz AB, B Shares	1,950	108,102
Husqvarna AB, B Shares*	934	6,852
Investor AB, B Shares	1,600	29,636

	Number of Shares	Value†

Sweden — (continued)
Lundin Petroleum AB*	525	$4,142
Nordea Bank AB	12,425	125,890
Sandvik AB	3,347	40,304
Scania AB, B Shares	2,300	29,703
Securitas AB, B Shares	400	3,917
Skandinaviska Enskilda Banken AB, A Shares*	4,080	25,222
Skanska AB, B Shares	2,800	47,511
SKF AB, B Shares	1,100	18,968
Ssab Svenskt Stal AB, A Shares	1,400	23,777
Svenska Cellulosa AB, B Shares	1,700	22,666
Svenska Handelsbanken AB, A Shares	1,500	42,735
Swedbank AB, A Shares*	2,050	20,183
Swedish Match AB	500	10,932
Tele2 AB, B Shares	1,416	21,752
Telefonaktiebolaget LM Ericsson, B Shares	10,456	96,258
TeliaSonera AB	7,500	54,207
Volvo AB, A Shares	1,900	16,195
Volvo AB, B Shares	4,641	39,806

		925,176

Switzerland — 7.9%
ABB Ltd.*	7,934	152,883
Actelion Ltd.*	358	19,121
Adecco S.A.	273	15,060
Aryzta AG	142	5,289
Baloise Holding AG	303	25,157
Compagnie Financiere Richemont SA	1,925	64,732
Credit Suisse Group AG	4,115	203,863
GAM Holding Ltd.	656	7,943
Geberit AG	86	15,246
Givaudan S.A.	30	24,005
Holcim Ltd.*	928	72,122
Julius Baer Group Ltd.	656	23,070
Kuehne & Nagel International AG	317	30,822
Lindt & Spruengli AG	1	24,558
Lindt & Spruengli AG Participation Certificates	3	6,441
Logitech International S.A.*	1,139	19,756
Lonza Group AG	223	15,712
Nestle S.A.	12,655	614,193
Nobel Biocare Holding AG	161	5,396
Novartis AG	7,644	417,433
Pargesa Holding S.A.	49	4,263
Roche Holding AG	2,600	444,633
Schindler Holding AG	389	29,786
SGS S.A.	20	26,110
Sonova Holding AG	277	33,559
STMicroelectronics N.V.	3,129	28,913
Straumann Holding AG	19	5,336
Swiss Life Holding AG*	175	22,266
Swiss Reinsurance	1,102	52,791
Swisscom AG	91	34,754
Syngenta AG	306	86,417
The Swatch Group AG	87	22,021
UBS AG*	12,929	201,333
Xstrata Plc*	7,008	124,995

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Zurich Financial Services AG	546	$119,368

		2,999,347

United Kingdom — 19.0%
3i Group Plc	5,897	26,700
Admiral Group Plc	456	8,719
AMEC Plc	1,738	22,143
Anglo American Plc*	4,811	208,352
Antofagasta Plc	1,482	23,575
Associated British Foods Plc	1,149	15,233
AstraZeneca Plc	5,416	254,537
Autonomy Corp. Plc*	481	11,681
Aviva Plc	9,587	60,984
BAE Systems Plc	13,352	77,277
Balfour Beatty Plc	940	3,912
Barclays Plc	40,234	177,289
BG Group Plc	12,272	221,586
BHP Billiton Plc	8,244	262,818
BP Plc	67,733	654,041
British Airways Plc*	1,104	3,320
British American Tobacco Plc	7,282	236,398
British Land Co. Plc	2,653	20,429
British Sky Broadcasting Group Plc	4,770	43,086
BT Group Plc	30,725	66,914
Bunzl Plc	1,722	18,719
Burberry Group Plc	1,938	18,614
Cable & Wireless Plc	9,063	20,618
Cadbury Plc	5,166	66,422
Cairn Energy Plc*	5,960	31,906
Carnival Plc*	544	18,533
Centrica Plc	17,468	79,122
Cobham Plc	4,326	17,474
Compass Group Plc	7,518	53,802
Diageo Plc	8,706	151,886
Drax Group Plc	574	3,827
Eurasian Natural Resources Corp.	1,476	21,620
Firstgroup Plc	2,601	17,792
G4S Plc	5,282	22,140
GlaxoSmithKline Plc	19,223	407,640
Hammerson Plc	1,603	10,911
Home Retail Group Plc	6,038	27,385
HSBC Holdings Plc	63,846	728,376
ICAP Plc	3,290	22,691
Imperial Tobacco Group Plc	3,720	117,356
Inmarsat Plc	1,718	19,144
Intercontinental Hotels Group Plc	1,325	19,038
International Power Plc	6,942	34,591
Invensys Plc	4,412	21,225
Investec Plc	753	5,145
J. Sainsbury Plc	4,520	23,568
Johnson Matthey Plc	769	18,970
Kazakhmys Plc*	824	17,447
Kingfisher Plc	9,900	36,444
Ladbrokes Plc	31	69
Land Securities Group Plc	2,513	27,659

	Number of Shares	Value†

United Kingdom — (continued)
Legal & General Group Plc	20,138	$25,907
Liberty International Plc	3,491	28,862
Lloyds TSB Group Plc*	145,550	117,106
London Stock Exchange Group Plc	323	3,730
Lonmin Plc*	599	18,825
Man Group Plc	5,235	25,837
Marks & Spencer Group Plc	5,787	37,389
National Grid Plc	8,735	95,342
Next Plc	769	25,712
Old Mutual Plc*	17,940	31,416
Pearson Plc	2,766	39,659
Petrofac Ltd.	726	12,153
Prudential Plc	9,075	92,894
Reckitt Benckiser Group Plc	2,216	119,952
Reed Elsevier Plc	3,532	28,996
Rexam Plc	3,745	17,507
Rio Tinto Plc	5,117	276,301
Rolls-Royce Group Plc*	6,038	47,020
Rolls-Royce Group Plc, C Shares*~	362,280	585
Royal Bank of Scotland Group Plc*	49,201	22,840
RSA Insurance Group Plc	11,825	22,973
SABMiller Plc	3,206	94,237
Schroders Plc	441	9,425
Scottish & Southern Energy Plc	3,614	67,646
Segro Plc	3,208	17,794
Serco Group Plc	2,920	24,903
Severn Trent Plc	745	13,017
Shire Plc	1,691	33,042
Smith & Nephew Plc	3,053	31,404
Smiths Group Plc	1,023	16,677
Standard Chartered Plc	7,360	185,809
Standard Life Plc	7,756	26,939
Tesco Plc	29,020	200,202
The Capita Group Plc	1,783	21,559
The Sage Group Plc	10,509	37,215
Thomas Cook Group Plc	1,173	4,333
Tomkins Plc	1,971	6,125
TUI Travel Plc	1,257	5,152
Tullow Oil Plc	2,597	54,486
Unilever Plc	4,612	147,839
United Utilities Group Plc	2,274	18,177
Vedanta Resources Plc	511	21,373
Vodafone Group Plc	190,364	440,827
Whitbread Plc	790	17,926
WM Morrison Supermarkets Plc	7,113	31,736
Wolseley Plc*	930	18,616
WPP Group Plc	4,359	42,632

		7,159,225

United States — 0.1%
Synthes, Inc.	208	27,205

TOTAL COMMON STOCKS (Cost $33,848,364)		37,194,644

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value†
RIGHTS — 0.0%
Belgium — 0.0%
Fortis N.V.* (Cost $0)	1,977	$0

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev NV*	256	2

France — 0.0%
Fonciere Des Regions*	96	81

Italy — 0.0%
Mediobanca SpA*	1,036	161
Unione di Banche Italiane ScpA*	1,536	108

		269

Total WARRANTS (Cost $41)		352

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	272,589	272,589
BlackRock Liquidity Funds TempFund - Institutional Shares	272,589	272,589

TOTAL SHORT-TERM INVESTMENTS (Cost $545,178)		545,178

TOTAL INVESTMENTS — 100.0% (Cost $34,393,583)		$37,740,174

~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $585.
†	See Security Valuation Note.
*	Non-income producing security.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$45,819
Aerospace & Defense	0.6%	238,318
Agriculture	1.2%	448,197
Airlines	0.2%	85,431
Apparel	0.3%	118,771
Auto Manufacturers	3.6%	1,332,509
Auto Parts & Equipment	0.8%	283,672
Banks	16.0%	5,947,520
Beverages	1.9%	687,777
Biotechnology	0.2%	84,895
Building Materials	1.2%	459,754
Chemicals	3.5%	1,305,523
Commercial Services	1.3%	474,055
Computers	0.5%	182,422

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Cosmetics & Personal Care	0.5%	$195,385
Distribution & Wholesale	1.1%	399,167
Diversified Financial Services	1.3%	479,388
Diversified Operations	0.1%	23,301
Electric	4.7%	1,749,315
Electrical Components & Equipment	0.9%	331,664
Electronics	1.5%	556,086
Energy-Alternate Sources	0.1%	34,968
Engineering & Construction	1.3%	495,139
Entertainment	0.2%	87,810
Environmental Control	0.1%	37,701
Food	5.5%	2,037,706
Food Service	0.2%	82,593
Forest Products & Paper	0.2%	91,030
Gas	0.6%	237,492
Hand & Machine Tools	0.4%	151,926
Healthcare Products	0.8%	296,571
Healthcare Services	0.2%	58,735
Holding Companies	0.8%	290,562
Home Builders	0.2%	54,961
Home Furnishings	0.8%	289,194
Household Products & Wares	0.5%	195,996
Insurance	4.7%	1,729,639
Internet	0.2%	83,558
Investment Companies	0.2%	83,881
Iron & Steel	1.4%	510,406
Leisure Time	0.3%	101,128
Lodging	0.2%	75,782
Machinery — Construction & Mining	0.4%	136,918
Machinery — Diversified	0.9%	324,282
Media	1.2%	461,716
Metal Fabricate/Hardware	0.4%	136,703
Mining	4.9%	1,835,126
Miscellaneous Manufacturing	1.3%	494,979
Mixed Industrial/Office	0.6%	235,877
Office & Business Equipment	0.6%	219,576
Oil & Gas	7.6%	2,839,215
Oil & Gas Services	0.3%	124,763
Packaging and Containers	0.1%	46,596
Pharmaceuticals	6.5%	2,421,672
Real Estate	1.5%	559,718
Real Estate Investment Trusts	0.4%	133,907
Retail	2.3%	836,505
Semiconductors	0.5%	173,059
Shipbuilding	0.1%	18,264
Software	0.6%	226,162
Strip Centers	0.2%	89,993
Telecommunications	6.7%	2,505,805
Textiles	0.2%	67,408
Toys, Games & Hobbies	0.3%	99,355
Transportation	1.6%	612,396
Venture Capital	0.1%	26,700
Water	0.3%	112,202

	100.0%	$37,194,644

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

DEVELOPED INTERNATIONAL INDEX FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$3,094,257	$—	$3,094,257	$—
Austria	116,621	—	116,621	—
Belgium	349,439	—	349,439	—
Bermuda	32,974	—	32,974	—
China	19,571	—	19,571	—
Cyprus	15,873	—	15,873	—
Denmark	324,175	—	324,175	—
Finland	396,461	—	396,461	—
France	3,903,577	—	3,903,577	—
Germany	3,005,447	—	3,005,447	—
Greece	161,487	—	161,487	—
Guernsey	18,308	—	18,308	—
Hong Kong	852,532	—	852,532	—
Ireland	143,329	—	143,329	—
Italy	1,279,760	—	1,279,760	—
Japan	7,783,444	—	7,783,444	—
Jersey	29,145	—	29,145	—
Luxembourg	233,113	—	233,113	—
Mexico	15,242	—	15,242	—
Netherlands	1,729,091	—	1,729,091	—
New Zealand	20,096	—	20,096	—
Norway	255,722	—	255,722	—
Portugal	117,703	—	117,703	—
Singapore	488,663	12,656	476,007	—
Spain	1,697,661	96	1,697,565	—
Sweden	925,176	—	925,176	—
Switzerland	2,999,347	23,070	2,976,277	—
United Kingdom	7,159,225	—	7,159,225	—
United States	27,205	27,205	—	—
WARRANTS	352	352	—	—
SHORT-TERM INVESTMENTS	545,178	545,178	—	—

TOTAL INVESTMENTS	37,740,174	608,557	37,131,617	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 95.7%
Australia — 5.5%
Coca-Cola Amatil Ltd.	243,587	$2,511,505
QBE Insurance Group Ltd.	242,757	5,539,783
Woolworths Ltd.	289,475	7,260,254

		15,311,542

Belgium — 1.5%
Colruyt S.A.	17,089	4,122,775

Brazil — 6.7%
AES Tiete S.A.	101,000	1,160,253
Cielo S.A.	130,500	1,149,839
Companhia de Bebidas das Americas ADR#	35,000	3,538,150
Companhia Energetica de Minas Gerais (Preference)	120,525	2,187,588
CPFL Energia S.A.	129,800	2,632,532
Redecard S.A.	220,400	3,671,223
Souza Cruz S.A.	129,474	4,295,473

		18,635,058

Canada — 3.7%
Canadian Natural Resources Ltd.	42,664	3,100,315
Power Corp. of Canada	107,112	2,991,578
Shoppers Drug Mart Corp.	97,735	4,243,578

		10,335,471

Denmark — 3.1%
Novo Nordisk A/S, B Shares	135,205	8,631,718

France — 4.0%
Cie Generale d’Optique Essilor International S.A.	80,702	4,826,909
Total S.A.	97,196	6,242,888

		11,069,797

Germany — 3.3%
Deutsche Boerse AG	16,499	1,366,275
Fresenius Medical Care AG & Co. KGaA	27,541	1,460,965
Muenchener Ruckversicherung AG	16,031	2,496,982
RWE AG	38,705	3,756,021

		9,080,243

India — 12.1%
Bharat Heavy Electricals Ltd.	38,357	1,974,606
Cipla Ltd.	494,261	3,545,114
HDFC Bank Ltd.	263,252	9,592,135
Hindustan Unilever Ltd.	608,580	3,449,138
Housing Development Finance Corp.	164,542	9,414,189
ITC Ltd.	776,378	4,169,257
Nestle India Ltd.	29,199	1,595,487

		33,739,926

Ireland — 1.6%
Covidien Plc	92,088	4,410,094

Italy — 2.0%
Terna S.p.A.	1,311,300	5,639,337

Japan — 2.0%
Nintendo Co. Ltd.	6,200	1,480,776
Nitori Co. Ltd.	28,300	2,106,409

	Number of Shares	Value†

Japan — (continued)
Secom Co. Ltd.	43,100	$2,047,128

		5,634,313

Netherlands — 2.7%
Core Laboratories NV#	64,958	7,672,839

Spain — 5.3%
Enagas	352,933	7,823,911
Red Electrica de Espana S.A.	123,990	6,918,928

		14,742,839

Switzerland — 11.3%
Lindt & Spruengli AG	627	1,346,159
Nestle S.A.	234,510	11,381,620
Novartis AG	136,777	7,469,287
Roche Holding AG	65,938	11,276,245

		31,473,311

United Kingdom — 25.0%
Amlin Plc	475,198	2,743,838
BG Group Plc	111,083	2,005,742
British American Tobacco Plc	440,652	14,305,006
Cadbury Plc	3,615	46,480
De La Rue Plc	202,745	3,222,366
Diageo Plc	349,997	6,106,080
G4S Plc	332,154	1,392,246
Imperial Tobacco Group Plc	402,860	12,709,144
Reckitt Benckiser Group Plc	166,028	8,987,096
Scottish & Southern Energy Plc	225,713	4,224,833
Tesco Plc	1,376,228	9,494,284
The Capita Group Plc	351,101	4,245,331

		69,482,446

United States — 5.9%
Philip Morris International, Inc.	264,932	12,767,073
Synthes, Inc.	27,242	3,563,093

		16,330,166

TOTAL COMMON STOCKS (Cost $229,644,768)		266,311,875

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,627,967	2,627,967
BlackRock Liquidity Funds TempFund - Institutional Shares	2,627,967	2,627,967

TOTAL SHORT-TERM INVESTMENTS (Cost $5,255,934)		5,255,934

SECURITIES LENDING COLLATERAL — 2.4%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $6,629,000)	6,629,000	6,629,000

TOTAL INVESTMENTS — 100.0% (Cost $241,529,702)		$278,196,809

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

INTERNATIONAL EQUITY FUND

†	See Security Valuation Note.
#	Security position is either entirely or partially on loan.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	18.1%	$48,245,953
Banks	3.6%	9,592,135
Beverages	4.6%	12,155,735
Commercial Services	4.5%	12,056,910
Diversified Financial Services	6.6%	17,443,265
Electric	10.0%	26,519,492
Electrical Components & Equipment	0.7%	1,974,606
Food	13.2%	35,247,059
Gas	2.9%	7,823,911
Healthcare Products	4.8%	12,800,096
Healthcare Services	0.5%	1,460,965
Household Products & Wares	4.7%	12,436,234
Insurance	4.0%	10,780,603
Oil & Gas	4.3%	11,348,945
Oil & Gas Services	2.9%	7,672,839
Pharmaceuticals	11.6%	30,922,364
Retail	2.4%	6,349,987
Toys, Games & Hobbies	0.6%	1,480,776

	100.0%	$266,311,875

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$15,311,542	$—	$15,311,542	$—
Belgium	4,122,775	—	4,122,775	—
Brazil	18,635,058	18,635,058	—	—
Canada	10,335,471	10,335,471	—	—
Denmark	8,631,718	—	8,631,718	—
France	11,069,797	—	11,069,797	—
Germany	9,080,243	—	9,080,243	—
India	33,739,926	—	33,739,926	—
Ireland	4,410,094	4,410,094	—	—
Italy	5,639,337	—	5,639,337	—
Japan	5,634,313	—	5,634,313	—
Netherlands	7,672,839	7,672,839	—	—
Spain	14,742,839	—	14,742,839	—
Switzerland	31,473,311	—	31,473,311	—
United Kingdom	69,482,446	—	69,482,446	—
United States	16,330,166	16,330,166	—	—
SHORT-TERM INVESTMENTS	5,255,934	5,255,934	—	—
SECURITIES LENDING COLLATERAL	6,629,000	6,629,000	—	—

TOTAL INVESTMENTS	278,196,809	69,268,562	208,928,247	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 93.4%
Brazil — 12.8%
Banco Bradesco S.A. (Preference)	14,300	$298,813
Banco Bradesco S.A. ADR	31,200	682,344
BM&F Bovespa S.A.	52,400	368,696
BRF - Brasil Foods S.A.	40,100	1,044,996
BRF - Brasil Foods S.A. ADR	600	31,422
Cielo S.A.	88,900	783,300
Companhia de Bebidas das Americas ADR	9,800	990,682
Itau Unibanco Holding S.A. (Preference)	15,197	337,721
Itau Unibanco Holding S.A. ADR#	79,098	1,806,598
MRV Engenharia e Participacoes S.A.	69,700	564,486
NET Servicos de Comunicacao S.A. (Preference)*	37,174	512,450
PDG Realty S.A. Empreendimentos e Participacoes	51,100	509,239
Petroleo Brasileiro S.A.	1,155	27,631
Petroleo Brasileiro S.A. (Preference)	31,600	665,942
Petroleo Brasileiro S.A. ADR	12,300	586,464
Petroleo Brasileiro S.A. Sponsored ADR	21,300	902,907
Ultrapar Participacoes S.A. (Preference)	9,000	414,124
Vale S.A.	724	20,585
Vale S.A. Sponsored ADR	3,400	98,702
Vale S.A. Sponsored Preferred ADR	93,700	2,325,634
Vivo Participacoes S.A. ADR	17,800	551,800

		13,524,536

China — 11.6%
Bank of China Ltd., Class H	1,203,000	646,483
China Citic Bank, Class H	838,000	709,340
China Communications Services Corp. Ltd., Class H	46,000	22,517
China Construction Bank Corp., Class H	2,499,000	2,134,516
China Dongxiang Group Co.	278,200	214,656
China Life Insurance Co. Ltd., Class H	281,000	1,375,013
China Longyuan Power Group Corp., Class H*	134,000	173,519
China Oilfield Services Ltd., Class H	310,000	367,683
China Pacific Insurance Group Co. Ltd., Class H*	131,000	522,082
China Petroleum & Chemical Corp., Class H	1,484,000	1,307,472
China Zhongwang Holdings Ltd.*	588,400	468,685
Dongfeng Motor Group Co. Ltd., Class H	582,000	831,078
Industrial & Commercial Bank of China, Class H	1,500,000	1,235,348
PetroChina Co. Ltd., Class H	646,000	767,999
Ping An Insurance Group Co. of China Ltd., Class H	90,000	782,567
Sany Heavy Equipment International Holdings Co. Ltd.*	222,000	280,887
Tsingtao Brewery Co. Ltd., Class H	48,000	265,511
Want Want China Holdings Ltd.	301,000	210,199

		12,315,555

Czech Republic — 1.4%
CEZ A.S.	5,209	244,580
Komercni Banka, A.S.	4,371	936,609

	Number of Shares	Value†

Czech Republic — (continued)
Telefonica O2 Czech Republic A.S.	12,753	$290,973

		1,472,162

Egypt — 1.4%
Commercial International Bank	78,376	778,859
Orascom Construction Industries	5,418	245,526
Orascom Construction Industries GDR	2,016	93,744
Telecom Egypt	103,134	339,165

		1,457,294

Hong Kong — 5.5%
Beijing Enterprises Holdings Ltd.	92,500	669,957
Belle International Holdings Ltd.	412,000	477,291
China Mobile Ltd.	106,500	990,933
China Resources Land Ltd.	106,000	238,601
China Resources Power Holdings Co. Ltd.	286,200	566,972
Fushan International Energy Group Ltd.	506,000	487,750
GOME Electrical Appliances Holding Ltd.*	3,436,420	1,237,370
Hengan International Group Co. Ltd.	35,000	259,149
Shanghai Industrial Holdings Ltd.	184,000	933,294

		5,861,317

Hungary — 1.5%
MOL Hungarian Oil and Gas Nyrt*	6,354	572,737
OTP Bank Plc*	13,125	376,030
Richter Gedeon Nyrt	2,648	601,074

		1,549,841

India — 9.6%
Asian Paints Ltd.	7,427	286,486
Bharat Heavy Electricals Ltd.	10,830	557,525
Colgate-Palmolive India Ltd.	15,212	215,186
Dr. Reddys Laboratories Ltd.	14,561	356,572
Glenmark Pharmaceuticals Ltd.	64,174	379,127
Godrej Consumer Products Ltd.	41,454	234,219
GVK Power & Infrastructure Ltd.*	250,248	248,743
HDFC Bank Ltd.	23,753	865,490
HDFC Bank Ltd. ADR	3,206	417,037
Hero Honda Motors Ltd.	18,565	682,829
Hindalco Industries Ltd.	121,168	416,723
Hindustan Construction Co.	104,962	327,265
Hindustan Petroleum Corp. Ltd.	28,198	235,787
Hindustan Unilever Ltd.	43,485	246,452
IndusInd Bank Ltd.	99,600	305,595
Infosys Technologies Ltd.	15,562	866,097
Infosys Technologies Ltd. ADR#	14,100	779,307
ITC Ltd. GDR	56,688	305,520
Jaiprakash Associates Ltd.	159,531	500,970
KSK Energy Ventures Ltd.*	81,152	349,961
Marico Ltd.	97,900	216,360
Nestle India Ltd.	3,332	182,067
Tata Motors Ltd.	27,023	456,098
Wipro Ltd.	27,587	401,263
Yes Bank Ltd.*	65,000	369,627

		10,202,306

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Indonesia — 3.3%
Astra International Tbk PT	171,500	$630,502
Bank Central Asia Tbk PT	1,233,000	631,132
Bank Rakyat Indonesia Tbk PT	536,500	431,203
Bumi Resources Tbk PT	1,533,000	390,323
Indocement Tunggal Prakarsa Tbk PT	188,000	271,761
Indofood Sukses Makmur Tbk PT	1,087,500	408,670
Perusahaan Gas Negara PT	815,000	336,779
Telekomunikasi Indonesia Tbk PT	430,000	428,033

		3,528,403

Israel — 0.4%
Check Point Software Technologies Ltd.*	13,579	460,057

Korea — 2.2%
Hyundai Mobis*	3,520	515,966
Kia Motors Corp.*	11,666	200,371
Korea Exchange Bank*	20,890	259,376
LG Dacom Corp.*~	7,280	110,996
LG Display Co. Ltd.	14,960	505,949
LG Display Co. Ltd. ADR#	7,800	132,054
NCSoft Corp.*	2,120	271,521
OCI Co. Ltd.*	1,922	360,073

		2,356,306

Malaysia — 1.0%
CIMB Group Holdings BHD	130,600	488,717
Sime Darby BHD	169,800	443,618
Tenaga Nasional BHD	38,300	93,697

		1,026,032

Mexico — 4.5%
America Movil S.A.B. de CV, Series L ADR	41,200	1,935,576
Fomento Economico Mexicano S.A.B. de CV ADR	24,500	1,173,060
Grupo Financiero Banorte, S.A.B. de C.V., Series O	257,292	927,920
Grupo Televisa S.A. ADR	37,500	778,500

		4,815,056

Philippines — 0.2%
Metro Pacific Investments Corp.*	3,328,000	187,742

Poland — 3.1%
Bank Handlowy w Warszawie S.A.*	11,344	274,772
Bank Pekao S.A.*	4,518	253,669
Bank Zachodni WBK S.A.*	4,596	302,723
Cyfrowy Polsat S.A.	27,837	131,930
Polski Koncern Naftowy Orlen S.A.*	50,535	596,238
Powszechna Kasa Oszczednosci Bank Polski S.A.	78,132	1,030,777
Telekomunikacja Polska S.A.	126,835	701,329

		3,291,438

Russia — 4.9%
Lukoil OAO ADR	23,682	1,335,665
Polyus Gold Co. ADR	13,534	372,862
Rosneft Oil Co. OJSC GDR*	77,729	654,478

	Number of Shares	Value†

Russia — (continued)
RusHydro ADR*	70,000	$263,900
Sberbank of Russian Federation GDR	2,593	713,675
Vimpel-Communications OJSC ADR	27,015	502,209
Wimm-Bill-Dann Foods OJSC ADR*#	24,124	574,875
X5 Retail Group N.V. GDR*	23,603	752,935

		5,170,599

Singapore — 0.3%
Golden Agri-Resources Ltd.*	855,000	308,110

South Africa — 5.6%
Anglo Platinum Ltd.*	7,010	748,472
AngloGold Ashanti Ltd.	5,485	222,179
AngloGold Ashanti Ltd. ADR	1,210	48,618
Impala Platinum Holdings Ltd.	35,600	973,097
Imperial Holdings Ltd.	25,600	305,457
Kumba Iron Ore Ltd.	6,300	258,865
MTN Group Ltd.	91,273	1,452,729
Naspers Ltd., N Shares	37,882	1,533,087
Tiger Brands Ltd.	18,067	417,294

		5,959,798

South Korea — 9.5%
Amorepacific Corp.*	565	453,305
Cheil Industries, Inc.*	7,440	360,383
Cheil Worldwide, Inc.	1,723	466,752
Hyundai Engineering & Construction Co. Ltd.*	7,477	453,673
KB Financial Group, Inc.*	15,546	791,834
LG Chem Ltd.*	5,407	1,060,064
NHN Corp.*	3,667	606,249
Samsung Electronics Co. Ltd.	3,960	2,716,272
Samsung Electronics Co. Ltd. (Preference)	1,204	542,851
Samsung Fire & Marine Insurance Co. Ltd.	2,396	410,239
Shinhan Financial Group Co. Ltd.*	26,840	993,475
Shinsegae Co. Ltd.*	899	415,357
SSCP Co. Ltd.*	14,395	99,522
Woongjin Coway Co. Ltd.*	20,460	676,816

		10,046,792

Taiwan — 9.0%
Acer, Inc.	225,670	677,183
AU Optronics Corp.	603,350	722,820
Cathay Financial Holding Co. Ltd.*	459,000	854,558
China Steel Corp.	536,000	552,687
Fubon Financial Holding Co. Ltd.*	456,000	560,620
HON HAI Precision Industry Co. Ltd.	421,225	1,969,946
HTC Corp.	16,200	185,599
Lite-On Technology Corp.	209,000	314,008
MediaTek, Inc.	6,000	104,248
Siliconware Precision Industries Co.	253,000	344,877
Taishin Financial Holding Co. Ltd.*	660,000	258,813
Taiwan Fertilizer Co. Ltd.	137,000	487,821
Taiwan Semiconductor Manufacturing Co. Ltd.	779,769	1,571,622
Wistron Corp.	253,483	490,866
Yuanta Financial Holding Co. Ltd.	686,000	501,951

		9,597,619

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

EMERGING MARKETS EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Thailand — 2.2%
Bangkok Bank PCL	2,100	$7,351
Bangkok Bank PCL NVDR	170,100	591,982
Banpu PCL NVDR	17,900	309,401
Kasikornbank PCL	102,400	266,831
Kasikornbank PCL NVDR	89,000	226,791
PTT Exploration & Production PCL	49,400	217,810
PTT PCL	24,300	179,298
Siam Cement PCL NVDR	30,300	213,391
Siam Commercial Bank PCL	138,000	359,073

		2,371,928

Turkey — 2.4%
Akbank T.A.S.	56,776	361,263
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	34,426	384,501
Coca-Cola Icecek AS	13,038	130,368
Turk Telekomunikasyon A.S.	52,694	161,298
Turkcell Iletisim Hizmet A.S.	49,633	352,032
Turkiye Garanti Bankasi A.S.	136,024	579,450
Turkiye Halk Bankasi A.S.	30,123	241,118
Turkiye Is Bankasi, Class C	68,459	289,079

		2,499,109

United Kingdom — 1.0%
SABMiller Plc	34,726	1,016,356

TOTAL COMMON STOCKS (Cost $77,143,101)		99,018,356

SHORT-TERM INVESTMENTS — 4.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	2,574,692	2,574,692
BlackRock Liquidity Funds TempFund - Institutional Shares	2,574,691	2,574,691

TOTAL SHORT-TERM INVESTMENTS (Cost $5,149,383)		5,149,383

SECURITIES LENDING COLLATERAL — 1.8%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $1,862,500)	1,862,500	1,862,500

TOTAL INVESTMENTS — 100.0% (Cost $84,154,984)		$106,030,239

~	Fair valued security. The total market value of fair valued securities at December 31, 2009 is $110,996.
†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company.

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.5%	$466,752
Agriculture	0.6%	613,630
Auto Manufacturers	1.5%	1,487,547
Auto Parts & Equipment	0.5%	515,966
Banks	20.3%	20,137,312
Beverages	4.0%	3,960,478
Building Materials	0.5%	485,152
Chemicals	2.7%	2,708,090
Coal	1.2%	1,187,474
Commercial Services	0.8%	783,300
Computers	3.7%	3,714,323
Cosmetics & Personal Care	0.7%	668,491
Diversified Financial Services	3.5%	3,475,389
Electric	1.8%	1,767,853
Electrical Components & Equipment	0.6%	557,525
Electronics	3.4%	3,330,769
Energy-Alternate Sources	0.2%	173,519
Engineering & Construction	1.6%	1,621,178
Environmental Control	0.7%	676,816
Food	3.6%	3,622,458
Gas	1.0%	1,006,736
Healthcare Products	0.3%	259,149
Holding Companies	1.7%	1,682,369
Home Builders	0.6%	564,486
Household Products & Wares	0.7%	697,031
Insurance	4.0%	3,944,459
Internet	1.0%	988,766
Iron & Steel	0.8%	811,552
Leisure Time	0.7%	682,829
Machinery — Construction & Mining	0.3%	280,887
Media	3.0%	2,955,967
Metal Fabricate/Hardware	0.5%	468,685
Mining	5.3%	5,226,872
Miscellaneous Manufacturing	0.4%	360,383
Oil & Gas	8.1%	8,050,428
Oil & Gas Services	0.4%	367,683
Pharmaceuticals	1.3%	1,336,773
Real Estate	0.7%	747,840
Retail	3.0%	2,975,176
Semiconductors	5.3%	5,279,870
Software	0.5%	460,057
Telecommunications	7.8%	7,728,594
Water	0.2%	187,742

	100.0%	$99,018,356

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

EMERGING MARKETS EQUITY FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Brazil	$13,524,536	$13,524,536	$—	$—
China	12,315,555	976,488	11,339,067	—
Czech Republic	1,472,162	—	1,472,162	—
Egypt	1,457,294	93,744	1,363,550	—
Hong Kong	5,861,317	—	5,861,317	—
Hungary	1,549,841	—	1,549,841	—
India	10,202,306	1,501,864	8,700,442	—
Indonesia	3,528,403	—	3,528,403	—
Israel	460,057	460,057	—	—
Korea	2,356,306	132,054	2,224,252	—
Malaysia	1,026,032	—	1,026,032	—
Mexico	4,815,056	4,815,056	—	—
Philippines	187,742	—	187,742	—
Poland	3,291,438	—	3,291,438	—
Russia	5,170,599	4,456,924	713,675	—
Singapore	308,110	—	308,110	—
South Africa	5,959,798	48,618	5,911,180	—
South Korea	10,046,792	453,305	9,593,487	—
Taiwan	9,597,619	—	9,597,619	—
Thailand	2,371,928	756,181	1,615,747	—
Turkey	2,499,109	—	2,499,109	—
United Kingdom	1,016,356	—	1,016,356	—
SHORT-TERM INVESTMENTS	5,149,383	5,149,383	—	—
SECURITIES LENDING COLLATERAL	1,862,500	1,862,500	—	—

TOTAL INVESTMENTS	106,030,239	34,230,710	71,799,529	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

REIT FUND

	Number of Shares	Value†
COMMON STOCKS — 1.1%
Real Estate — 1.1%
Brookfield Properties Corp.# (Cost $647,599)	56,900	$689,628

REAL ESTATE INVESTMENT TRUSTS — 74.9%
Apartments — 12.0%
American Campus Communities, Inc.	46,475	1,305,948
AvalonBay Communities, Inc.#	18,576	1,525,275
BRE Properties, Inc.#	15,100	499,508
Camden Property Trust#	20,951	887,694
Equity Residential	55,700	1,881,546
Home Properties, Inc.	23,066	1,100,479
Post Properties, Inc.	31,900	625,240

		7,825,690

Diversified — 3.7%
Vornado Realty Trust#	34,713	2,427,827

Healthcare — 10.3%
HCP, Inc.#	92,400	2,821,896
Health Care REIT, Inc.#	45,150	2,001,048
Senior Housing Properties Trust	36,400	796,068
Ventas, Inc.#	25,003	1,093,631

		6,712,643

Hotels & Resorts — 4.9%
DiamondRock Hospitality Co.#	88,716	751,425
Hospitality Properties Trust	47,300	1,121,483
Host Hotels & Resorts, Inc.*#	47,845	558,351
LaSalle Hotel Properties	30,800	653,884
Pebblebrook Hotel Trust*	6,900	151,869

		3,237,012

Industrial — 7.5%
Digital Realty Trust, Inc.#	41,900	2,106,732
EastGroup Properties, Inc.	14,400	551,232
ProLogis#	163,400	2,236,946

		4,894,910

Manufactured Homes — 1.3%
Equity Lifestyle Properties, Inc.	16,650	840,325

Mixed Industrial/Office — 2.7%
Brandywine Realty Trust#	114,000	1,299,600
PS Business Parks, Inc.	10,000	500,500

		1,800,100

Office Property — 11.1%
Boston Properties, Inc.	34,000	2,280,380
Corporate Office Properties Trust	37,800	1,384,614
Highwoods Properties, Inc.#	23,675	789,561
Mack-Cali Realty Corp.	31,900	1,102,783
SL Green Realty Corp.#	33,400	1,678,016

		7,235,354

	Number of Shares	Value†

Regional Malls — 10.4%
Simon Property Group, Inc.#	59,958	$4,784,648
Taubman Centers, Inc.#	35,000	1,256,850
The Macerich Co.#	21,765	782,452

		6,823,950

Storage & Warehousing — 4.6%
Public Storage#	36,615	2,982,292

Strip Centers — 6.4%
Federal Realty Investment Trust	26,700	1,808,124
Kimco Realty Corp.#	148,100	2,003,793
Regency Centers Corp.	10,300	361,118

		4,173,035

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $40,335,916)		48,953,138

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	576,206	576,206
BlackRock Liquidity Funds TempFund - Institutional Shares	576,206	576,206

TOTAL SHORT-TERM INVESTMENTS (Cost $1,152,412)		1,152,412

SECURITIES LENDING COLLATERAL — 22.2%
BlackRock Liquidity Funds TempFund - Institutional Shares 0.104%, 01/04/2010 (Cost $14,521,566)	14,521,566	14,521,566

TOTAL INVESTMENTS — 100.0% (Cost $56,657,493)		$65,316,744

†	See Security Valuation Note.
*	Non-income producing security.
#	Security position is either entirely or partially on loan.

REIT — Real Estate Investment Trust.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

REIT FUND

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$689,628	$689,628	$—	$—
REAL ESTATE INVESTMENT TRUSTS	48,953,138	48,953,138	—	—
SHORT-TERM INVESTMENTS	1,152,412	1,152,412	—	—
SECURITIES LENDING COLLATERAL	14,521,566	14,521,566	—	—

TOTAL INVESTMENTS	65,316,744	65,316,744	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 69.7%
Penn Series Index 500 Fund*	175,058	$1,386,456
Penn Series Large Cap Growth Fund*	50,234	415,937
Penn Series Large Cap Value Fund*	99,033	1,247,811
Penn Series Large Core Growth Fund	99,745	831,874
Penn Series Large Core Value Fund*	197,360	1,663,748
Penn Series Large Growth Stock Fund	20,975	277,291
Penn Series Mid Cap Growth Fund*	69,236	554,582
Penn Series Mid Cap Value Fund*	41,552	415,937
Penn Series Mid Core Value Fund*	48,534	415,937
Penn Series REIT Fund*	64,262	554,583
Penn Series Small Cap Growth Fund*	16,169	277,291
Penn Series Small Cap Index Fund*	47,373	415,937
Penn Series Small Cap Value Fund*	32,803	415,937
Penn Series SMID Cap Growth Fund*	27,674	277,014
Penn Series SMID Cap Value Fund*	56,018	554,583

TOTAL AFFILIATED EQUITY FUNDS (Cost $7,774,537)		9,704,918

AFFILIATED FIXED INCOME FUNDS — 5.0%
Penn Series Quality Bond Fund (Cost $679,255)	63,599	693,228

AFFILIATED INTERNATIONAL EQUITY FUNDS — 24.9%
Penn Series Developed International Index Fund	136,373	1,247,811
Penn Series Emerging Markets Equity Fund	55,905	554,582
Penn Series International Equity Fund	105,300	1,663,748

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,861,666)		3,466,141

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	27,057	27,057
BlackRock Liquidity Funds TempFund - Institutional Shares	27,056	27,056

TOTAL SHORT-TERM INVESTMENTS (Cost $54,113)		54,113

TOTAL INVESTMENTS — 100.0% (Cost $11,369,571)		$13,918,400

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$9,704,918	$9,704,918	$—	$—
AFFILIATED FIXED INCOME FUNDS	693,228	693,228	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,466,141	3,466,141	—	—
SHORT-TERM INVESTMENTS	54,113	54,113	—	—

TOTAL INVESTMENTS	13,918,400	13,918,400	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MODERATELY AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 58.6%
Penn Series Index 500 Fund*	776,632	$6,150,927
Penn Series Large Cap Growth Fund*	148,573	1,230,186
Penn Series Large Cap Value Fund*	341,718	4,305,649
Penn Series Large Core Growth Fund	295,008	2,460,371
Penn Series Large Core Value Fund*	729,647	6,150,927
Penn Series Large Growth Stock Fund	93,055	1,230,185
Penn Series Mid Cap Growth Fund*	230,372	1,845,278
Penn Series Mid Cap Value Fund*	184,343	1,845,278
Penn Series Mid Core Value Fund*	215,318	1,845,278
Penn Series REIT Fund*	213,821	1,845,278
Penn Series Small Cap Growth Fund*	35,865	615,093
Penn Series Small Cap Index Fund*	210,168	1,845,278
Penn Series Small Cap Value Fund*	145,527	1,845,278
Penn Series SMID Cap Growth Fund*	122,773	1,228,958
Penn Series SMID Cap Value Fund*	186,392	1,845,278

TOTAL AFFILIATED EQUITY FUNDS (Cost $28,303,404)		36,289,242

AFFILIATED FIXED INCOME FUNDS — 19.9%
Penn Series High Yield Bond Fund*	166,017	1,230,186
Penn Series Limited Maturity Bond Fund*	285,558	3,072,608
Penn Series Quality Bond Fund	733,597	7,996,205

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $11,886,007)		12,298,999

AFFILIATED INTERNATIONAL EQUITY FUNDS — 20.8%
Penn Series Developed International Index Fund	537,786	4,920,742
Penn Series Emerging Markets Equity Fund	186,016	1,845,278
Penn Series International Equity Fund	389,299	6,150,927

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $10,483,437)		12,916,947

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	219,950	219,950
BlackRock Liquidity Funds TempFund - Institutional Shares	219,949	219,949

TOTAL SHORT-TERM INVESTMENTS (Cost $439,899)		439,899

TOTAL INVESTMENTS — 100.0% (Cost $51,112,747)		$61,945,087

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$36,289,242	$36,289,242	$—	$—
AFFILIATED FIXED INCOME FUNDS	12,298,999	12,298,999	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	12,916,947	12,916,947	—	—
SHORT-TERM INVESTMENTS	439,899	439,899	—	—

TOTAL INVESTMENTS	61,945,087	61,945,087	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MODERATE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.8%
Penn Series Flexibly Managed Fund	140,911	$3,056,365
Penn Series Index 500 Fund*	900,444	7,131,517
Penn Series Large Cap Value Fund*	404,281	5,093,941
Penn Series Large Core Growth Fund	366,471	3,056,365
Penn Series Large Core Value Fund*	845,969	7,131,517
Penn Series Large Growth Stock Fund	154,128	2,037,576
Penn Series Mid Cap Growth Fund*	254,379	2,037,576
Penn Series Mid Cap Value Fund*	305,331	3,056,365
Penn Series Mid Core Value Fund*	237,757	2,037,576
Penn Series REIT Fund*	236,104	2,037,576
Penn Series Small Cap Growth Fund*	59,405	1,018,788
Penn Series Small Cap Index Fund*	232,070	2,037,576
Penn Series Small Cap Value Fund*	160,692	2,037,576
Penn Series SMID Cap Growth Fund*	203,351	2,035,543
Penn Series SMID Cap Value Fund*	205,816	2,037,576

TOTAL AFFILIATED EQUITY FUNDS (Cost $37,502,169)		45,843,433

AFFILIATED FIXED INCOME FUNDS — 33.9%
Penn Series High Yield Bond Fund*	549,953	4,075,152
Penn Series Limited Maturity Bond Fund*	945,950	10,178,422
Penn Series Quality Bond Fund	1,869,336	20,375,763

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $33,570,926)		34,629,337

AFFILIATED INTERNATIONAL EQUITY FUNDS — 15.9%
Penn Series Developed International Index Fund	668,058	6,112,729
Penn Series Emerging Markets Equity Fund	205,401	2,037,576
Penn Series International Equity Fund	515,842	8,150,305

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $13,828,125)		16,300,610

AFFILIATED MONEY MARKET FUND — 5.0%
Penn Series Money Market Fund (Cost $5,093,980)	5,093,980	5,093,980

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	191,955	191,955
BlackRock Liquidity Funds TempFund - Institutional Shares	191,954	191,954

TOTAL SHORT-TERM INVESTMENTS (Cost $383,909)		383,909

TOTAL INVESTMENTS — 100.0% (Cost $90,379,109)		$102,251,269

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$45,843,433	$45,843,433	$—	$—
AFFILIATED FIXED INCOME FUNDS	34,629,337	34,629,337	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	16,300,610	16,300,610	—	—
AFFILIATED MONEY MARKET FUNDS	5,093,980	5,093,980	—	—
SHORT-TERM INVESTMENTS	383,909	383,909	—	—

TOTAL INVESTMENTS	102,251,269	102,251,269	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

MODERATELY CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 30.9%
Penn Series Flexibly Managed Fund	62,225	$1,349,656
Penn Series Index 500 Fund*	340,822	2,699,312
Penn Series Large Cap Value Fund*	107,116	1,349,656
Penn Series Large Core Growth Fund	107,886	899,770
Penn Series Large Core Value Fund*	266,836	2,249,426
Penn Series Large Growth Stock Fund	68,061	899,770
Penn Series Mid Cap Growth Fund*	56,165	449,885
Penn Series Mid Cap Value Fund*	89,887	899,770
Penn Series Mid Core Value Fund*	104,991	899,771
Penn Series Small Cap Index Fund*	102,480	899,771
Penn Series SMID Cap Growth Fund*	44,899	449,436
Penn Series SMID Cap Value Fund*	90,886	899,771

TOTAL AFFILIATED EQUITY FUNDS (Cost $11,162,413)		13,945,994

AFFILIATED FIXED INCOME FUNDS — 48.9%
Penn Series High Yield Bond Fund*	303,566	2,249,426
Penn Series Limited Maturity Bond Fund*	626,581	6,742,013
Penn Series Quality Bond Fund	1,196,942	13,046,673

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $21,295,563)		22,038,112

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund	245,839	2,249,427
Penn Series International Equity Fund	142,369	2,249,426

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $3,725,853)		4,498,853

AFFILIATED MONEY MARKET FUND — 10.0%
Penn Series Money Market Fund (Cost $4,498,889)	4,498,889	4,498,889

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	58,474	58,474
BlackRock Liquidity Funds TempFund - Institutional Shares	58,474	58,474

TOTAL SHORT-TERM INVESTMENTS (Cost $116,948)		116,948

TOTAL INVESTMENTS — 100.0% (Cost $40,799,666)		$45,098,796

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$13,945,994	$13,945,994	$—	$—
AFFILIATED FIXED INCOME FUNDS	22,038,112	22,038,112	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	4,498,853	4,498,853	—	—
AFFILIATED MONEY MARKET FUNDS	4,498,889	4,498,889	—	—
SHORT-TERM INVESTMENTS	116,948	116,948	—	—

TOTAL INVESTMENTS	45,098,796	45,098,796	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2009

CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 15.9%
Penn Series Flexibly Managed Fund	43,320	$939,617
Penn Series Index 500 Fund*	197,731	1,566,029
Penn Series Large Core Value Fund*	111,461	939,617
Penn Series Large Growth Stock Fund	47,384	626,412
Penn Series Mid Cap Growth Fund*	39,102	313,206
Penn Series Mid Cap Value Fund*	62,579	626,412

TOTAL AFFILIATED EQUITY FUNDS (Cost $4,181,385)		5,011,293

AFFILIATED FIXED INCOME FUNDS — 63.6%
Penn Series High Yield Bond Fund*	295,876	2,192,441
Penn Series Limited Maturity Bond Fund*	581,626	6,258,300
Penn Series Quality Bond Fund	1,063,176	11,588,616

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $19,324,314)		20,039,357

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund	102,690	939,617
Penn Series International Equity Fund	39,646	626,412

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,276,014)		1,566,029

AFFILIATED MONEY MARKET FUND — 14.9%
Penn Series Money Market Fund (Cost $4,698,125)	4,698,125	4,698,125

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	88,231	88,231
BlackRock Liquidity Funds TempFund - Institutional Shares	88,230	88,230

TOTAL SHORT-TERM INVESTMENTS (Cost $176,461)		176,461

TOTAL INVESTMENTS — 100.0% (Cost $29,656,299)		$31,491,265

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2009 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2009	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$5,011,293	$5,011,293	$—	$—
AFFILIATED FIXED INCOME FUNDS	20,039,357	20,039,357	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	1,566,029	1,566,029	—	—
AFFILIATED MONEY MARKET FUND	4,698,125	4,698,125	—	—
SHORT-TERM INVESTMENTS	176,461	176,461	—	—

TOTAL INVESTMENTS	31,491,265	31,491,265	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$168,171,550	$148,157,152	$399,377,586	$102,262,543
Cash	—	—	—	13,190
Interest and dividends receivable	272,860	549,426	2,398,735	1,736,647
Receivable for investment securities sold	—	—	—	95,281
Receivable for capital stock sold	334,774	1,444,167	5,467,824	28,065
Other assets	8,763	3,689	9,975	3,521

Total Assets	168,787,947	150,154,434	407,254,120	104,139,247

LIABILITIES
Cash overdraft	—	16,354	32,707	—
Obligation to return securities lending collateral	—	38,539,625	79,215,161	—
Payable for investment securities purchased	155,758	—	—	40,403
Payable for capital stock redeemed	7,677	59	3,966	395,036
Payable to investment adviser	—	27,689	85,893	43,208
Payable to The Penn Mutual Life Insurance Co.	65,269	39,922	118,221	37,114
Other liabilities	59,557	29,298	73,786	49,699

Total Liabilities	288,261	38,652,947	79,529,734	565,460

NET ASSETS	$168,499,686	$111,501,487	$327,724,386	$103,573,787

Investments at cost	168,171,550	148,733,857	399,632,382	97,504,575

COMPONENTS OF NET ASSETS:
Paid-in Capital	$168,503,490	$112,078,192	$328,199,475	$112,708,207
Undistributed net investment income (loss)	—	—	—	(54,573)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(3,804)	—	(220,293)	(13,836,737)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	(576,705)	(254,796)	4,756,890

NET ASSETS	$168,499,686	$111,501,487	$327,724,386	$103,573,787

Shares outstanding, $0.10 par value, 500 million shares authorized	168,490,252

Shares outstanding, $0.10 par value, 250 million shares authorized			30,058,519	13,972,890

Shares outstanding, $0.0001 par value, 250 million shares authorized		10,359,222

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$10.76	$10.90	$7.41

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$59,852,496	$—	$—
Investments of unaffiliated issuers at value	1,343,536,462	191,793	164,947,721	36,052,149
Cash	274,498	—	—	—
Interest, dividends and reclaims receivable	3,477,516	31	156,777	21,890
Receivable for investment securities sold	2,798,468	920,713	—	44,639
Receivable from The Penn Mutual Life Insurance Co.	—	—	—	383
Receivable for capital stock sold	648,455	84,412	33,803	2,751
Other assets	47,940	2,460	5,091	1,352

Total Assets	1,350,783,339	61,051,905	165,143,392	36,123,164

LIABILITIES
Call options written, at value	6,099,956	—	—	—
Obligation to return securities lending collateral	31,537,753	—	20,418,367	7,988,395
Payable for investment securities purchased	24,778,797	912,953	270,960	81,615
Payable for capital stock redeemed	102,576	339	1,111,498	154,998
Payable to investment adviser	650,416	—	76,273	12,728
Payable to The Penn Mutual Life Insurance Co.	470,318	10,575	51,833	—
Other liabilities	241,514	13,544	47,355	15,174

Total Liabilities	63,881,330	937,411	21,976,286	8,252,910

NET ASSETS	$1,286,902,009	$60,114,494	$143,167,106	$27,870,254

Investments of affiliated issuers at cost	—	58,976,912	—	—
Investments of unaffiliated issuers at cost	1,188,764,197	191,793	138,858,548	31,028,857
Call options written, premiums received	5,838,310	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,311,790,393	$64,482,454	$198,777,834	$30,737,285
Undistributed net investment income (loss)	(208,428)	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(179,190,575)	(5,243,544)	(81,709,964)	(7,890,323)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	154,510,619	875,584	26,099,236	5,023,292

NET ASSETS	$1,286,902,009	$60,114,494	$143,167,106	$27,870,254

Shares outstanding, $0.10 par value, 250 million shares authorized	59,328,360		10,830,074

Shares outstanding, $0.0001 par value, 250 million shares authorized		6,213,994		3,366,459

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$21.69	$9.67	$13.22	$8.28

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$151,424,007	$147,656,837	$166,868,609	$276,447,076
Interest and dividends receivable	39,680	131,468	206,916	335,847
Receivable for capital stock sold	31,493	764,153	41,946	50,753
Other assets	4,878	5,403	5,601	12,754

Total Assets	151,500,058	148,557,861	167,123,072	276,846,430

LIABILITIES
Obligation to return securities lending collateral	24,245,839	4,825,273	16,675,615	25,677,271
Payable for investment securities purchased	—	527,878	—	—
Payable for capital stock redeemed	625,278	342	351,010	1,668,385
Future variation margin payable	—	—	—	49,020
Payable to investment adviser	36,224	72,307	31,574	14,850
Payable to The Penn Mutual Life Insurance Co.	46,172	53,014	55,215	83,635
Other liabilities	36,960	41,069	36,957	69,342

Total Liabilities	24,990,473	5,519,883	17,150,371	27,562,503

NET ASSETS	$126,509,585	$143,037,978	$149,972,701	$249,283,927

Investments at cost	133,102,684	132,346,130	148,239,534	291,867,435

COMPONENTS OF NET ASSETS:
Paid-in Capital	$155,779,061	$182,781,366	$172,863,396	$296,214,750
Undistributed net investment income (loss)	—	(10,414)	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(47,590,799)	(55,043,681)	(41,519,770)	(31,540,656)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	18,321,323	15,310,707	18,629,075	(15,390,167)

NET ASSETS	$126,509,585	$143,037,978	$149,972,701	$249,283,927

Shares outstanding, $0.10 par value, 250 million shares authorized		11,351,765

Shares outstanding, $0.0001 par value, 250 million shares authorized	15,170,149		17,798,864	31,490,756

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.34	$12.60	$8.43	$7.92

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$103,057,128	$121,085,270	$50,724,863	$22,352,142
Cash	—	31,272	—	—
Interest and dividends receivable	28,323	113,815	30,921	5,761
Receivable for investment securities sold	378,254	—	248,166	6,933
Receivable for capital stock sold	18,543	17,973	15,279	22,291
Other assets	3,028	3,216	1,852	470

Total Assets	103,485,276	121,251,546	51,021,081	22,387,597

LIABILITIES
Obligation to return securities lending collateral	19,887,573	27,852,018	10,087,095	—
Payable for investment securities purchased	287,276	198,824	229,144	436,450
Payable for capital stock redeemed	317,634	441,367	135,138	114,530
Payable to investment adviser	48,013	42,947	24,302	9,511
Payable to The Penn Mutual Life Insurance Co.	34,162	33,703	14,553	7,584
Other liabilities	16,056	21,115	22,773	13,067

Total Liabilities	20,590,714	28,589,974	10,513,005	581,142

NET ASSETS	$82,894,562	$92,661,572	$40,508,076	$21,806,455

Investments at cost	84,578,823	114,679,487	44,101,752	19,151,873

COMPONENTS OF NET ASSETS:
Paid-in Capital	$87,441,016	$105,217,742	$51,353,866	$18,820,454
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(23,024,759)	(18,961,953)	(17,468,901)	(214,268)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	18,478,305	6,405,783	6,623,111	3,200,269

NET ASSETS	$82,894,562	$92,661,572	$40,508,076	$21,806,455

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,346,552	9,254,464	4,725,800	2,177,537

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.01	$10.01	$8.57	$10.01

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$21,472,050	$101,594,234	$165,253,793	$28,716,370
Interest and dividends receivable	8,957	14,515	239,407	28,997
Receivable for investment securities sold	—	373,183	410,052	—
Receivable from investment adviser	—	—	—	17,111
Receivable for capital stock sold	18,509	383,084	22,313	22,860
Other assets	500	2,796	5,137	575

Total Assets	21,500,016	102,367,812	165,930,702	28,785,913

LIABILITIES
Obligation to return securities lending collateral	—	25,834,092	32,375,229	7,148,543
Payable for investment securities purchased	200,854	260,501	196,249	119,077
Payable for capital stock redeemed	127,361	647	227,229	28,713
Future variation margin payable	—	—	—	7,480
Payable to investment adviser	12,057	46,565	92,543	—
Payable to The Penn Mutual Life Insurance Co.	7,369	27,116	47,965	7,299
Other liabilities	10,597	19,228	39,970	44,183

Total Liabilities	358,238	26,188,149	32,979,185	7,355,295

NET ASSETS	$21,141,778	$76,179,663	$132,951,517	$21,430,618

Investments at cost	18,030,263	91,611,824	159,342,391	27,798,709

COMPONENTS OF NET ASSETS:
Paid-in Capital	$17,880,582	$112,686,834	$156,718,992	$20,892,045
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(180,591)	(46,489,581)	(29,678,877)	(411,429)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	3,441,787	9,982,410	5,911,402	950,002

NET ASSETS	$21,141,778	$76,179,663	$132,951,517	$21,430,618

Shares outstanding, $0.10 par value, 250 million shares authorized		4,442,189	10,483,542

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,135,238			2,441,882

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.90	$17.15	$12.68	$8.78

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund

ASSETS
Investments at value	$37,740,174	$278,196,809	$106,030,239	$65,316,744
Foreign currency, at value	169,162	—	43,756	—
Interest, dividends and reclaims receivable	61,734	921,607	50,267	183,940
Receivable for investment securities sold	—	—	128,295	—
Receivable from investment adviser	11,466	—	—	—
Receivable for capital stock sold	475,830	88,893	23,040	16,048
Futures variation margin receivable	170,343	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	382,113	1,164	—
Other assets	926	10,010	3,211	1,773

Total Assets	38,629,635	279,599,432	106,279,972	65,518,505

LIABILITIES
Obligation to return securities lending collateral	—	6,629,000	1,862,500	14,521,566
Payable for investment securities purchased	547	—	680,981	—
Payable for capital stock redeemed	5,809	505,240	385,857	824,719
Payable to investment adviser	—	193,460	41,074	29,633
Payable to The Penn Mutual Life Insurance Co.	12,936	99,846	36,918	17,761
Foreign capital gains tax liability accrued	—	—	318,592	—
Net unrealized depreciation of forward foreign currency contracts	—	1,155,204	—	—
Other liabilities	119,602	109,492	119,600	18,165

Total Liabilities	138,894	8,692,242	3,445,522	15,411,844

NET ASSETS	$38,490,741	$270,907,190	$102,834,450	$50,106,661

Investments at cost	34,393,583	241,529,702	84,154,984	56,657,493
Foreign currency at cost	164,820	—	43,397	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$35,160,286	$314,766,822	$102,562,029	$64,507,826
Undistributed net investment income (loss)	(20,504)	(2,920,963)	(30,797)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(183)	(76,889,764)	(21,252,029)	(23,060,416)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	3,351,142	35,951,095	21,555,247	8,659,251

NET ASSETS	$38,490,741	$270,907,190	$102,834,450	$50,106,661

Shares outstanding, $0.10 par value, 250 million shares authorized		17,147,200

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,205,261		10,362,411	5,805,701

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.15	$15.80	$9.92	$8.63

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$13,864,287	$61,505,188	$101,867,360	$44,981,848
Investments of unaffiliated issuers at value	54,113	439,899	383,909	116,948
Interest and dividends receivable	13	69	65	39
Receivable for investment securities sold	104,884	650,403	1,252,569	534,079
Other assets	235	1,081	1,594	782

Total Assets	14,023,532	62,596,640	103,505,497	45,633,696

LIABILITIES
Payable for investment securities purchased	131,497	748,044	1,481,208	565,558
Payable for capital stock redeemed	7,987	14,480	1,293,055	27,206
Payable to investment adviser	155	3,885	8,046	3,272
Payable to The Penn Mutual Life Insurance Co.	4,567	20,873	33,478	15,314
Other liabilities	4,466	9,536	12,421	7,984

Total Liabilities	148,672	796,818	2,828,208	619,334

NET ASSETS	$13,874,860	$61,799,822	$100,677,289	$45,014,362

Investments of affiliated issuers at cost	11,315,458	50,672,848	89,995,200	40,682,718
Investments of affiliated issuers at cost	54,113	439,899	383,909	116,948

COMPONENTS OF NET ASSETS:
Paid-in Capital	$11,474,422	$52,175,164	$89,548,083	$41,377,657
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(148,391)	(1,207,682)	(742,954)	(662,425)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	2,548,829	10,832,340	11,872,160	4,299,130

NET ASSETS	$13,874,860	$61,799,822	$100,677,289	$45,014,362

Shares outstanding, $0.0001 par value, 250 million shares authorized	1,547,813	6,359,441	10,536,574	4,614,902

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.96	$9.72	$9.56	$9.75

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$31,314,804
Investments of unaffiliated issuers at value	176,461
Interest and dividends receivable	37
Receivable for investment securities sold	316,503
Receivable for capital stock sold	8,666
Other assets	583

Total Assets	31,817,054

LIABILITIES
Payable for investment securities purchased	394,345
Payable to investment adviser	1,357
Payable to The Penn Mutual Life Insurance Co.	10,181
Other liabilities	6,629

Total Liabilities	412,512

NET ASSETS	$31,404,542

Investments of affiliated issuers at cost	29,479,838
Investments of unaffiliated issuers at cost	176,461

COMPONENTS OF NET ASSETS:
Paid-in Capital	$29,917,370
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(347,794)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	1,834,966

NET ASSETS	$31,404,542

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,136,085

NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.01

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$293,428	$44,513	$147,952	$123,893
Interest	1,623,370	2,502,299	10,315,362	7,683,528
Income from securities lending	—	1,634	3,550	—

Total Investment Income	1,916,798	2,548,446	10,466,864	7,807,421

EXPENSES
Investment advisory fees	369,047	272,538	837,813	396,556
Administration fees	319,047	136,269	393,907	118,967
Accounting fees	126,349	63,307	150,654	55,488
Director fees and expenses	12,728	4,636	13,121	3,926
Custodian fees and expenses	31,529	11,847	31,208	25,184
Pricing fees	16,443	9,980	19,453	53,641
Professional fees	65,402	23,027	66,167	15,189
Printing fees	37,711	13,393	38,446	9,904
Other expenses	34,200	13,211	38,195	12,770

Total Expenses	1,012,456	548,208	1,588,964	691,625
Less: Waivers and reimbursement from advisor	87,849	—	—	—
Less: Waivers and reimbursement from administrator	3,272	—	—	—

Net Expenses	921,335	548,208	1,588,964	691,625

Net Investment Income (Loss)	995,463	2,000,238	8,877,900	7,115,796

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	7,007	790,480	2,388,977	(3,524,930)
Net realized foreign currency exchange gain (loss)	—	(198,827)	(162,748)	71,460
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(899,053)	3,509,886	25,972,526

Net Gain (Loss) on Investment Securities and Foreign Currency	7,007	(307,400)	5,736,115	22,519,056

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,002,470	$1,692,838	$14,614,015	$29,634,852

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$19,441,059	$110	$1,161,697	$265,964
Dividends received from affiliated funds	—	3,392	—	—
Interest	13,443,494	—	29	289
Income from securities lending	7,604	—	2,598	739
Foreign tax withheld	(74,958)	—	(35,680)	(5,237)

Total Investment Income	32,817,199	3,502	1,128,644	261,755

EXPENSES
Investment advisory fees	6,419,407	—	732,882	124,499
Administration fees	1,604,852	82,209	171,050	33,955
Accounting fees	353,980	9,923	76,490	27,499
Director fees and expenses	56,707	3,115	5,740	1,128
Custodian fees and expenses	157,199	5,375	46,635	47,136
Pricing fees	34,624	3,252	23,147	7,449
Professional fees	215,482	13,233	20,725	4,461
Printing fees	137,241	6,016	13,809	2,790
Other expenses	164,207	10,706	16,956	4,419

Total Expenses	9,143,699	133,829	1,107,434	253,336
Less: Waivers and reimbursement from administrator	—	39,583	—	26,974
Less: Fees paid indirectly	25,925	—	1,604	13,732

Net Expenses	9,117,774	94,246	1,105,830	212,630

Net Investment Income (Loss)	23,699,425	(90,744)	22,814	49,125

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(56,781,890)	(3,817,868)	(11,223,987)	(1,998,481)
Net realized gain (loss) on options	(1,920,465)	—	—	—
Capital gain distributions received from affiliated funds	—	160,297	—	—
Net realized foreign currency exchange gain (loss)	(4,353)	—	(8,751)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	342,320,364	12,657,083	53,354,222	9,469,017
Change in net unrealized appreciation (depreciation) of written options	(2,792,284)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	280,821,372	8,999,512	42,121,484	7,470,536

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$304,520,797	$8,908,768	$42,144,298	$7,519,661

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$1,163,648	$2,955,418	$3,151,492	$4,880,884
Interest	380	—	23	900
Income from securities lending	6,016	1,832	3,750	9,241
Foreign tax withheld	(17,016)	(23,472)	(46,572)	—

Total Investment Income	1,153,028	2,933,778	3,108,693	4,891,025

EXPENSES
Investment advisory fees	609,041	720,320	576,731	147,784
Administration fees	163,136	180,080	188,064	316,681
Accounting fees	74,097	79,854	82,617	125,560
Director fees and expenses	5,928	6,000	6,635	11,333
Custodian fees and expenses	24,536	36,251	17,468	42,287
Pricing fees	5,146	7,689	5,920	25,485
Professional fees	23,803	17,835	27,716	46,443
Printing fees	10,684	14,284	12,829	29,090
Other expenses	18,859	30,235	20,334	46,747

Total Expenses	935,230	1,092,548	938,314	791,410
Less: Waivers and reimbursement from advisor	239,184	—	261,282	—
Less: Waivers and reimbursement from administrator	—	—	—	52,489
Less: Fees paid indirectly	88,185	—	—	5,457

Net Expenses	607,861	1,092,548	677,032	733,464

Net Investment Income (Loss)	545,167	1,841,230	2,431,661	4,157,561

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(18,070,344)	(5,858,991)	(25,020,442)	(5,766,063)
Net realized gain (loss) on futures contracts	—	—	—	938,236
Net realized gain (loss) on options	—	56,536	—	—
Net realized foreign currency exchange gain (loss)	—	(6,751)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	51,776,488	38,899,864	45,755,732	53,428,873
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(32,262)

Net Gain (Loss) on Investment Securities and Foreign Currency	33,706,144	33,090,658	20,735,290	48,568,784

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,251,311	$34,931,888	$23,166,951	$52,726,345

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$492,549	$1,087,774	$523,632	$61,093
Interest	942	96	—	1
Income from securities lending	4,619	9,046	5,080	—
Foreign tax withheld	(1,806)	(2,199)	—	—

Total Investment Income	496,304	1,094,717	528,712	61,094

EXPENSES
Investment advisory fees	470,221	396,468	238,281	84,881
Administration fees	100,762	108,128	49,642	16,976
Accounting fees	47,022	50,459	27,500	22,738
Director fees and expenses	3,375	3,458	1,751	343
Custodian fees and expenses	20,709	19,921	53,167	24,596
Pricing fees	8,537	8,180	8,411	7,223
Professional fees	10,945	10,184	6,606	680
Printing fees	7,786	7,948	4,113	605
Other expenses	11,025	11,469	6,400	1,893

Total Expenses	680,382	616,215	395,871	159,935
Less: Waivers and reimbursement from advisor	8,638	—	—	41,102
Less: Fees paid indirectly	25,357	17,353	10,050	8,795

Net Expenses	646,387	598,862	385,821	110,038

Net Investment Income (Loss)	(150,083)	495,855	142,891	(48,944)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(5,016,328)	(13,575,788)	(12,256,648)	69,154
Change in net unrealized appreciation (depreciation) of investments and foreign currency	32,365,656	42,011,465	20,619,735	4,828,887

Net Gain (Loss) on Investment Securities and Foreign Currency	27,349,328	28,435,677	8,363,087	4,898,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,199,245	$28,931,532	$8,505,978	$4,849,097

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$168,950	$183,575	$2,254,847	$186,885
Interest	—	485	172	64
Income from securities lending	—	38,260	21,525	9,055
Foreign tax withheld	(1,640)	—	(1,498)	(41)

Total Investment Income	167,310	222,320	2,275,046	195,963

EXPENSES
Investment advisory fees	111,153	467,847	963,572	39,680
Administration fees	17,550	92,305	170,042	19,840
Accounting fees	22,738	43,083	76,387	22,738
Director fees and expenses	365	3,020	6,166	565
Custodian fees and expenses	13,868	42,663	37,544	92,141
Pricing fees	8,333	8,031	12,743	86,515
Professional fees	844	9,330	21,813	1,417
Printing fees	685	7,101	14,782	920
Other expenses	1,957	9,569	19,112	1,547

Total Expenses	177,493	682,949	1,322,161	265,363
Less: Waivers and reimbursement from advisor	44,109	—	21,989	192,617
Less: Fees paid indirectly	1,020	46,919	—	1,051

Net Expenses	132,364	636,030	1,300,172	71,695

Net Investment Income (Loss)	34,946	(413,710)	974,874	124,268

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	111,872	3,411,899	(13,847,185)	(406,536)
Net realized gain (loss) on futures contracts	—	—	—	92,629
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,799,238	25,191,317	42,089,320	3,952,900
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	21,101

Net Gain (Loss) on Investment Securities and Foreign Currency	4,911,110	28,603,216	28,242,135	3,660,094

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,946,056	$28,189,506	$29,217,009	$3,784,362

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	REIT Fund
INVESTMENT INCOME:
Dividends	$686,783	$7,646,639	$1,601,361	$1,476,345
Interest	259	—	1,369	14
Income from securities lending	—	988	308	1,688
Foreign tax withheld	(55,875)	(560,306)	(171,680)	(380)

Total Investment Income	631,167	7,087,321	1,431,358	1,477,667

EXPENSES
Investment advisory fees	66,328	1,908,175	867,966	262,947
Administration fees	33,164	336,737	110,334	56,346
Accounting fees	39,690	154,695	58,821	29,493
Director fees and expenses	834	11,417	3,400	1,880
Custodian fees and expenses	91,864	276,995	498,107	14,832
Pricing fees	236,579	34,214	53,810	5,691
Professional fees	3,049	60,625	12,586	6,338
Printing fees	1,887	27,480	5,855	4,428
Other expenses	2,181	36,431	10,355	6,441

Total Expenses	475,576	2,846,769	1,621,234	388,396
Less: Waivers and reimbursements from advisor	345,131	—	459,043	—
Less: Fees paid indirectly	181	8,975	—	9,667

Net Expenses	130,264	2,837,794	1,162,191	378,729

Net Investment Income (Loss)	500,903	4,249,527	269,167	1,098,938

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(88,673)	(31,776,387)	(6,732,938)	(7,497,940)
Net realized gain (loss) on futures contracts	235,598	—	—	—
Net realized foreign currency exchange gain (loss)	44,268	4,494,565	96,550	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,931,815	70,945,868	43,683,765	18,970,758
Change in net unrealized appreciation (depreciation) of futures contracts	(9,628)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	6,113,380	43,664,046	37,047,377	11,472,818

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,614,283	$47,913,573	$37,316,544	$12,571,756

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$112	$1,382	$8,728	$8,515
Dividends received from affiliated funds	12,989	49,793	56,017	19,868
Interest	7	1	123	—

Total Investment Income	13,108	51,176	64,868	28,383

EXPENSES
Investment advisory fees	7,547	34,553	54,643	25,261
Administration fees	11,321	51,829	77,451	37,892
Accounting fees	9,923	9,923	9,923	9,923
Director fees and expenses	191	1,195	1,637	879
Custodian fees and expenses	1,713	5,326	7,279	4,029
Pricing fees	4,482	4,578	4,611	4,469
Professional fees	—	4,704	7,091	3,325
Printing fees	—	2,633	4,107	1,939
Other expenses	1,157	2,998	3,405	2,468

Total Expenses	36,334	117,739	170,147	90,185
Less: Waivers and reimbursement from advisor	11,429	3,989	129	6,823

Net Expenses	24,905	113,750	170,018	83,362

Net Investment Income (Loss)	(11,797)	(62,574)	(105,150)	(54,979)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(36,048)	(807,375)	(25,820)	(293,702)
Capital gain distributions received from affiliated funds	3,365	33,710	77,129	51,094
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,525,026	10,901,580	12,217,600	4,735,299

Net Gain (Loss) on Investment Securities and Foreign Currency	2,492,343	10,127,915	12,268,909	4,492,691

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,480,546	$10,065,341	$12,163,759	$4,437,712

	Conservative Allocation Fund

INVESTMENT INCOME:
Dividends	$12,498
Dividends received from affiliated funds	8,954

Total Investment Income	21,452

EXPENSES
Investment advisory fees	18,599
Administration fees	27,898
Accounting fees	9,923
Director fees and expenses	631
Custodian fees and expenses	2,990
Pricing fees	4,005
Professional fees	2,294
Printing fees	1,481
Other expenses	2,379

Total Expenses	70,200
Less: Waivers and reimbursement from advisor	8,824

Net Expenses	61,376

Net Investment Income (Loss)	(39,924)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	9,189
Capital gain distributions received from affiliated funds	42,769
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,098,065

Net Gain (Loss) on Investment Securities and Foreign Currency	2,150,023

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,110,099

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$995,463	$4,140,751	$2,000,238	$2,195,238
Net realized gains (loss) from investment transactions	7,007	—	790,480	1,027,913
Net realized foreign exchange gain (loss)	—	—	(198,827)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(899,053)	147,569

Net Increase (Decrease) in Net Assets Resulting from Operations	1,002,470	4,140,751	1,692,838	3,370,720

Distributions from:
Net investment income	(995,463)	(4,140,751)	—	(2,563,535)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—

Total Distributions	(995,463)	(4,140,751)	—	(2,563,535)

Capital Share Transactions (1):
Shares issued	89,878,174	192,372,168	57,598,395	33,804,516
Shares issued in lieu of cash distributions	995,463	4,140,751	—	2,563,535
Shares redeemed	(136,353,939)	(78,556,993)	(23,449,526)	(19,038,405)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(45,480,302)	117,955,926	34,148,869	17,329,646

Total Increase (Decrease)	(45,473,295)	117,955,926	35,841,707	18,136,831

Net Assets:
Beginning of period	213,972,981	96,017,055	75,659,780	57,522,949

End of Period	$168,499,686	$213,972,981	$111,501,487	$75,659,780

Undistributed net investment income (loss)	$—	$14,045	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	89,878,174	192,372,168	5,403,381	3,185,772
Shares issued in lieu of cash distributions	995,463	4,140,751	—	242,048
Shares redeemed	(136,353,939)	(78,556,993)	(2,204,640)	(1,795,531)

	(45,480,302)	117,955,926	3,198,741	1,632,289

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,877,900	$9,225,433	$7,115,796	$6,275,122
Net realized gains (loss) from investment transactions	2,388,977	8,209,227	(3,524,930)	(6,621,974)
Net realized foreign exchange gain (loss)	(162,748)	—	71,460	(1,072)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,509,886	(7,065,975)	25,972,526	(18,631,658)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,614,015	10,368,685	29,634,852	(18,979,582)

Distributions from:
Net investment income	(43,685)	(10,572,538)	—	(7,276,575)
Net short-term gains	(2,064,299)	(2,203,296)	—	—
Net long-term gains	—	(1,532,948)	—	—

Total Distributions	(2,107,984)	(14,308,782)	—	(7,276,575)

Capital Share Transactions (1):
Shares issued	129,551,561	86,501,853	29,422,586	10,609,021
Shares issued in lieu of cash distributions	2,107,984	14,308,782	—	7,276,575
Shares redeemed	(38,171,129)	(58,751,813)	(13,478,636)	(20,085,703)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	93,488,416	42,058,822	15,943,950	(2,200,107)

Total Increase (Decrease)	105,994,447	38,118,725	45,578,802	(28,456,264)

Net Assets:
Beginning of period	221,729,939	183,611,214	57,994,985	86,451,249

End of Period	$327,724,386	$221,729,939	$103,573,787	$57,994,985

Undistributed net investment income (loss)	$—	$43,561	$(54,573)	$(995)

(1) Shares Issued and Redeemed:
Shares issued	12,067,766	8,105,009	4,727,472	1,547,699
Shares issued in lieu of cash distributions	193,039	1,375,706	—	1,403,636
Shares redeemed	(3,600,027)	(5,570,633)	(2,227,747)	(2,885,515)

	8,660,778	3,910,082	2,499,725	65,820

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$23,699,425	$26,958,126	$(90,744)	$1,997,994
Capital gain distributions received from affiliated funds	—	—	160,297	371,892
Net realized gains (loss) from investment transactions	(56,781,890)	(118,706,817)	(3,817,868)	(1,578,260)
Net realized gains (loss) on written options	(1,920,465)	400,143	—	—
Net realized foreign exchange gain (loss)	(4,353)	(91,533)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	339,528,080	(291,968,905)	12,657,083	(11,781,499)
Net change in unrealized appreciation (depreciation) of written options	—	2,530,638	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	304,520,797	(380,878,348)	8,908,768	(10,989,873)

Distributions from:
Net investment income	(171,067)	(33,190,762)	—	(2,217,672)
Net short-term gains	—	(3,272,056)	—	—
Net long-term gains	—	(12,510,598)	—	—

Total Distributions	(171,067)	(48,973,416)	—	(2,217,672)

Capital Share Transactions (1):
Shares issued	144,285,626	96,245,051	5,931,184	77,873,944
Shares issued in lieu of cash distributions	171,067	48,973,416	—	2,217,672
Shares redeemed	(110,411,240)	(207,612,907)	(11,147,892)	(10,461,637)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	34,045,453	(62,394,440)	(5,216,708)	69,629,979

Total Increase (Decrease)	338,395,183	(492,246,204)	3,692,060	56,422,434
Net Assets:
Beginning of period	948,506,826	1,440,753,030	56,422,434	—

End of Period	$1,286,902,009	$948,506,826	$60,114,494	$56,422,434

Undistributed net investment income (loss)	$(208,428)	$63,773	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	7,731,228	4,616,001	674,700	7,806,802
Shares issued in lieu of cash distributions	8,357	2,754,893	—	272,776
Shares redeemed	(6,512,017)	(10,001,099)	(1,346,217)	(1,194,067)

	1,227,568	(2,630,205)	(671,517)	6,885,511

	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,814	$304,986	$49,125	$46,343
Net realized gains (loss) from investment transactions	(11,223,987)	(12,587,411)	(1,998,481)	(5,847,780)
Net realized foreign exchange gain (loss)	(8,751)	(32,276)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	53,354,222	(52,223,386)	9,469,017	(6,815,042)

Net Increase (Decrease) in Net Assets Resulting from Operations	42,144,298	(64,538,087)	7,519,661	(12,616,479)

Distributions from:
Net investment income	(11,926)	(272,842)	—	(91,794)
Net short-term gains	—	—	—	(13,447)
Net long-term gains	—	—	—	(405,469)

Total Distributions	(11,926)	(272,842)	—	(510,710)

Capital Share Transactions (1):
Shares issued	27,367,200	17,262,868	11,555,451	5,358,315
Shares issued in lieu of cash distributions	11,926	272,842	—	510,710
Shares redeemed	(16,196,234)	(15,811,933)	(8,742,045)	(4,755,699)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,182,892	1,723,777	2,813,406	1,113,326

Total Increase (Decrease)	53,315,264	(63,087,152)	10,333,067	(12,013,863)
Net Assets:
Beginning of period	89,851,842	152,938,994	17,537,187	29,551,050

End of Period	$143,167,106	$89,851,842	$27,870,254	$17,537,187

Undistributed net investment income (loss)	$—	$26	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,631,614	1,339,281	1,716,867	687,317
Shares issued in lieu of cash distributions	1,001	29,146	—	64,431
Shares redeemed	(1,512,659)	(1,240,142)	(1,265,182)	(528,365)

	1,119,956	128,285	451,685	223,383

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$545,167	$284,768	$1,841,230	$2,351,869
Net realized gains (loss) from investment transactions	(18,070,344)	(29,520,455)	(5,858,991)	(48,969,287)
Net realized gains (loss) on written options	—	—	56,536	—
Net realized foreign exchange gain (loss)	—	—	(6,751)	22,108
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	51,776,488	(33,455,165)	38,899,864	(43,761,598)

Net Increase (Decrease) in Net Assets Resulting from Operations	34,251,311	(62,690,852)	34,931,888	(90,356,908)

Distributions from:
Net investment income	(52,002)	(232,885)	—	(2,744,954)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	(1,397,464)

Total Distributions	(52,002)	(232,885)	—	(4,142,418)

Capital Share Transactions (1):
Shares issued	17,391,585	172,449,720	20,524,497	10,385,292
Shares issued in lieu of cash distributions	52,002	232,885	—	4,142,418
Shares redeemed	(25,229,517)	(9,662,662)	(19,034,064)	(33,364,356)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,785,930)	163,019,943	1,490,433	(18,836,646)

Total Increase (Decrease)	26,413,379	100,096,206	36,422,321	(113,335,972)
Net Assets:
Beginning of period	100,096,206	—	106,615,657	219,951,629

End of Period	$126,509,585	$100,096,206	$143,037,978	$106,615,657

Undistributed net investment income (loss)	$—	$51,883	$(10,414)	$—
(1) Shares Issued and Redeemed:
Shares issued	2,594,450	17,604,543	1,913,238	818,744
Shares issued in lieu of cash distributions	6,780	39,472	—	401,777
Shares redeemed	(3,732,835)	(1,342,261)	(1,872,078)	(2,369,664)

	(1,131,605)	16,301,754	41,160	(1,149,143)

	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,431,661	$1,059,140	$4,157,561	$4,545,519
Net realized gains (loss) from investment transactions	(25,020,442)	(16,499,328)	(5,766,063)	(4,444,843)
Net realized gains (loss) on futures contracts	—	—	938,236	(1,645,921)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	45,755,732	(27,126,657)	53,396,611	(100,934,857)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,166,951	(42,566,845)	52,726,345	(102,480,102)

Distributions from:
Net investment income	—	(1,108,501)	—	(5,478,587)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—

Total Distributions	—	(1,108,501)	—	(5,478,587)

Capital Share Transactions (1):
Shares issued	33,889,272	167,096,636	44,948,574	77,405,094
Shares issued in lieu of cash distributions	—	1,108,501	—	5,478,587
Shares redeemed	(21,250,197)	(10,363,116)	(43,468,848)	(34,309,335)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,639,075	157,842,021	1,479,726	48,574,346

Total Increase (Decrease)	35,806,026	114,166,675	54,206,071	(59,384,343)
Net Assets:
Beginning of period	114,166,675	—	195,077,856	254,462,199

End of Period	$149,972,701	$114,166,675	$249,283,927	$195,077,856

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	4,949,595	16,950,397	7,067,319	9,331,787
Shares issued in lieu of cash distributions	—	159,957	—	868,224
Shares redeemed	(2,957,920)	(1,303,165)	(6,651,966)	(4,281,678)

	1,991,675	15,807,189	415,353	5,918,333

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(150,083)	$(175,616)	$495,855	$854,692
Net realized gains (loss) from investment transactions	(5,016,328)	(17,736,341)	(13,575,788)	(4,563,374)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	32,365,656	(36,337,720)	42,011,465	(51,378,796)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,199,245	(54,249,677)	28,931,532	(55,087,478)

Distributions from:
Net investment income	—	—	—	(887,134)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—

Total Distributions	—	—	—	(887,134)

Capital Share Transactions (1):
Shares issued	14,266,003	16,903,667	16,261,843	11,688,277
Shares issued in lieu of cash distributions	—	—	—	887,134
Shares redeemed	(16,317,822)	(17,544,498)	(13,039,084)	(21,812,186)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,051,819)	(640,831)	3,222,759	(9,236,775)

Total Increase (Decrease)	25,147,426	(54,890,508)	32,154,291	(65,211,387)

Net Assets:
Beginning of period	57,747,136	112,637,644	60,507,281	125,718,668

End of Period	$82,894,562	$57,747,136	$92,661,572	$60,507,281

Undistributed net investment income (loss)	$—	$2,030	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,295,270	2,163,915	2,058,714	1,246,622
Shares issued in lieu of cash distributions	—	—	—	138,615
Shares redeemed	(2,599,500)	(2,143,473)	(1,688,705)	(2,079,589)

	(304,230)	20,442	370,009	(694,352)

	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$142,891	$599,896	$(48,944)	$(5,299)
Net realized gains (loss) from investment transactions	(12,256,648)	(5,027,046)	69,154	(215,543)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	20,619,735	(14,836,233)	4,828,887	(1,628,618)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,505,978	(19,263,383)	4,849,097	(1,849,460)

Distributions from:
Net investment income	—	(686,352)	—	—
Net short-term gains	—	(53,394)	—	—
Net long-term gains	—	(1,223,971)	—	—

Total Distributions	—	(1,963,717)	—	—

Capital Share Transactions (1):
Shares issued	10,505,017	10,162,094	15,394,931	6,255,973
Shares issued in lieu of cash distributions	—	1,963,717	—	—
Shares redeemed	(8,397,644)	(9,468,559)	(2,687,708)	(156,378)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,107,373	2,657,252	12,707,223	6,099,595

Total Increase (Decrease)	10,613,351	(18,569,848)	17,556,320	4,250,135

Net Assets:
Beginning of period	29,894,725	48,464,573	4,250,135	—

End of Period	$40,508,076	$29,894,725	$21,806,455	$4,250,135

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,486,885	1,051,681	1,854,427	675,217
Shares issued in lieu of cash distributions	—	244,137	—	—
Shares redeemed	(1,160,114)	(1,010,713)	(329,958)	(22,149)

	326,771	285,105	1,524,469	653,068

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$34,946	$20,837	$(413,710)	$(415,821)
Net realized gains (loss) from investment transactions	111,872	(292,463)	3,411,899	(12,166,568)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	4,799,238	(1,357,451)	25,191,317	(35,155,366)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,946,056	(1,629,077)	28,189,506	(47,737,755)

Distributions from:
Net investment income	—	(22,697)	—	—
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—

Total Distributions	—	(22,697)	—	—

Capital Share Transactions (1):
Shares issued	13,614,207	6,553,759	13,677,627	9,716,556
Shares issued in lieu of cash distributions	—	22,697	—	—
Shares redeemed	(2,170,933)	(172,234)	(13,695,757)	(13,564,203)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	11,443,274	6,404,222	(18,130)	(3,847,647)

Total Increase (Decrease)	16,389,330	4,752,448	28,171,376	(51,585,402)
Net Assets:
Beginning of period	4,752,448	—	48,008,287	99,593,689

End of Period	$21,141,778	$4,752,448	$76,179,663	$48,008,287

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,709,964	716,275	1,007,579	672,450
Shares issued in lieu of cash distributions	—	3,557	—	—
Shares redeemed	(273,546)	(21,012)	(1,006,346)	(834,134)

	1,436,418	698,820	1,233	(161,684)

	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$974,874	$955,269	$124,268	$46,818
Net realized gains (loss) from investment transactions	(13,847,185)	(15,329,054)	(406,536)	(23,328)
Net realized gains (loss) on futures contracts	—	—	92,629	(74,194)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	42,089,320	(27,360,676)	3,974,001	(3,023,999)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,217,009	(41,734,461)	3,784,362	(3,074,703)

Distributions from:
Net investment income	—	(1,214,133)	—	(48,012)
Net short-term gains	—	—	—	—
Net long-term gains	—	(2,031,742)	—	—

Total Distributions	—	(3,245,875)	—	(48,012)

Capital Share Transactions (1):
Shares issued	18,456,072	13,149,922	11,036,584	11,457,845
Shares issued in lieu of cash distributions	—	3,245,875	—	48,012
Shares redeemed	(24,057,085)	(32,083,844)	(1,598,547)	(174,923)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,601,013)	(15,688,047)	9,438,037	11,330,934

Total Increase (Decrease)	23,615,996	(60,668,383)	13,222,399	8,208,219
Net Assets:
Beginning of period	109,335,521	170,003,904	8,208,219	—

End of Period	$132,951,517	$109,335,521	$21,430,618	$8,208,219

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,868,556	1,094,907	1,484,231	1,196,242
Shares issued in lieu of cash distributions	—	281,696	—	7,386
Shares redeemed	(2,333,429)	(2,511,359)	(220,849)	(25,128)

	(464,873)	(1,134,756)	1,263,382	1,178,500

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$500,903	$69,060	$4,249,527	$4,056,910
Net realized gains (loss) from investment transactions	(88,673)	(47,595)	(31,776,387)	(44,181,123)
Net realized gains (loss) on futures contracts	235,598	(51,822)	—	—
Net realized foreign exchange gain (loss)	44,268	(45,957)	4,494,565	(5,761,564)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	5,922,187	(2,571,045)	70,945,868	(111,414,419)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,614,283	(2,647,359)	47,913,573	(157,300,196)

Distributions from:
Net investment income	(2,762)	(50,298)	(2,672,251)	(6,822,251)
Net short-term gains	—	—	—	(1,286,909)
Net long-term gains	—	—	—	(10,934,162)

Total Distributions	(2,762)	(50,298)	(2,672,251)	(19,043,322)

Capital Share Transactions (1):
Shares issued	22,761,181	15,039,405	40,133,911	42,850,044
Shares issued in lieu of cash distributions	2,762	50,298	2,672,251	19,043,322
Shares redeemed	(3,085,904)	(190,865)	(30,257,190)	(53,761,359)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,678,039	14,898,838	12,548,972	8,132,007

Total Increase (Decrease)	26,289,560	12,201,181	57,790,294	(168,211,511)
Net Assets:
Beginning of period	12,201,181	—	213,116,896	381,328,407

End of Period	$38,490,741	$12,201,181	$270,907,190	$213,116,896

Undistributed net investment income (loss)	$(20,504)	$(27,195)	$(2,920,963)	$(7,862,401)
(1) Shares Issued and Redeemed:
Shares issued	2,906,271	1,734,452	3,041,239	2,353,482
Shares issued in lieu of cash distributions	309	7,237	181,662	1,223,861
Shares redeemed	(416,093)	(26,915)	(2,319,427)	(3,161,500)

	2,490,487	1,714,774	903,474	415,843

	Emerging Markets Equity Fund		REIT Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$269,167	$8,918	$1,098,938	$1,065,206
Net realized gains (loss) from investment transactions	(6,732,938)	(14,718,280)	(7,497,940)	(15,168,344)
Net realized foreign exchange gain (loss)	96,550	163,525	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	43,683,765	(22,128,518)	18,970,758	(4,970,582)

Net Increase (Decrease) in Net Assets Resulting from Operations	37,316,544	(36,674,355)	12,571,756	(19,073,720)

Distributions from:
Net investment income	(15,160)	(200,401)	—	(1,065,206)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Return of Capital	—	—	—	(672,812)

Total Distributions	(15,160)	(200,401)	—	(1,738,018)

Capital Share Transactions (1):
Shares issued	28,295,994	101,031,258	13,415,409	12,032,853
Shares issued in lieu of cash distributions	15,160	200,401	—	1,738,018
Shares redeemed	(14,981,978)	(12,153,013)	(9,120,733)	(13,403,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,329,176	89,078,646	4,294,676	367,712

Total Increase (Decrease)	50,630,560	52,203,890	16,866,432	(20,444,026)
Net Assets:
Beginning of period	52,203,890	—	33,240,229	53,684,255

End of Period	$102,834,450	$52,203,890	$50,106,661	$33,240,229

Undistributed net investment income (loss)	$(30,797)	$(27,958)	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	3,614,729	10,393,890	2,269,449	1,318,519
Shares issued in lieu of cash distributions	1,686	34,315	—	279,424
Shares redeemed	(1,971,188)	(1,711,021)	(1,338,040)	(1,196,923)

	1,645,227	8,717,184	931,409	401,020

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(11,797)	$21,001	$(62,574)	$206,795
Capital gain distributions received from affiliated funds	3,365	2,789	33,710	24,937
Net realized gains (loss) from investment transactions	(36,048)	(38,704)	(807,375)	(183,683)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,525,026	23,803	10,901,580	(69,240)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,480,546	8,889	10,065,341	(21,191)

Distributions from:
Net investment income	—	(21,817)	—	(219,183)
Net short-term gains	(1,393)	(58)	(4,143)	—
Net long-term gains	—	(1,529)	(5,968)	(4,691)

Total Distributions	(1,393)	(23,404)	(10,111)	(223,874)

Capital Share Transactions (1):
Shares issued	11,372,688	1,525,679	46,958,428	11,784,237
Shares issued in lieu of cash distributions	1,393	23,404	10,111	223,874
Shares redeemed	(1,487,037)	(25,905)	(6,880,176)	(106,817)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,887,044	1,523,178	40,088,363	11,901,294

Total Increase (Decrease)	12,366,197	1,508,663	50,143,593	11,656,229
Net Assets:
Beginning of period	1,508,663	—	11,656,229	—

End of Period	$13,874,860	$1,508,663	$61,799,822	$11,656,229

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,518,011	217,258	5,724,783	1,511,737
Shares issued in lieu of cash distributions	166	3,421	1,099	29,692
Shares redeemed	(187,413)	(3,630)	(892,650)	(15,220)

	1,330,764	217,049	4,833,232	1,526,209

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(105,150)	$273,097	$(54,979)	$210,837
Capital gain distributions received from affiliated funds	77,129	39,122	51,094	34,507
Net realized gains (loss) from investment transactions	(25,820)	(315,873)	(293,702)	(297,626)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	12,217,600	(345,440)	4,735,299	(436,169)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,163,759	(349,094)	4,437,712	(488,451)

Distributions from:
Net investment income	—	(293,044)	(34)	(229,312)
Net short-term gains	(4,760)	—	—	(12,107)
Net long-term gains	(8,613)	(5,879)	—	(3,385)

Total Distributions	(13,373)	(298,923)	(34)	(244,804)

Capital Share Transactions (1):
Shares issued	79,757,300	14,369,353	37,768,370	10,607,875
Shares issued in lieu of cash distributions	13,373	298,923	34	244,804
Shares redeemed	(4,488,009)	(776,020)	(5,504,887)	(1,806,257)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	75,282,664	13,892,256	32,263,517	9,046,422

Total Increase (Decrease)	87,433,050	13,244,239	36,701,195	8,313,167
Net Assets:
Beginning of period	13,244,239	—	8,313,167	—

End of Period	$100,677,289	$13,244,239	$45,014,362	$8,313,167

Undistributed net investment income (loss)	$—	$—	$—	$14
(1) Shares Issued and Redeemed:
Shares issued	9,375,857	1,726,692	4,222,808	1,169,839
Shares issued in lieu of cash distributions	1,463	38,079	4	29,318
Shares redeemed	(511,350)	(94,167)	(598,032)	(209,035)

	8,865,970	1,670,604	3,624,780	990,122

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund
	Year Ended 12/31/09	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(39,924)	$230,133
Capital gain distributions received from affiliated funds	42,769	37,372
Net realized gains (loss) from investment transactions	9,189	(130,736)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,098,065	(263,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,110,099	(126,330)

Distributions from:
Net investment income	(161)	(251,432)
Net short-term gains	(2,271)	—
Net long-term gains	(13,284)	(1,124)

Total Distributions	(15,716)	(252,556)

Capital Share Transactions (1):
Shares issued	29,027,721	9,551,514
Shares issued in lieu of cash distributions	15,716	252,556
Shares redeemed	(7,872,531)	(1,285,931)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	21,170,906	8,518,139

Total Increase (Decrease)	23,265,289	8,139,253

Net Assets:
Beginning of period	8,139,253	—

End of Period	$31,404,542	$8,139,253

Undistributed net investment income (loss)	$—	$152

(1) Shares Issued and Redeemed:
Shares issued	3,060,916	1,012,235
Shares issued in lieu of cash distributions	1,599	27,968
Shares redeemed	(826,095)	(140,538)

	2,236,420	899,665

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	0.03	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investment transactions	—		—	—	—	—

Total from investment operations	—		0.03	0.05	0.05	0.03

Less distributions:
Net investment income	—	(a)	(0.03)	(0.05)	(0.05)	(0.03)

Total distributions	—		(0.03)	—	—	—

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return [2,3]	0.44%		2.68%	4.98%	4.66%	2.81%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$168,500		$213,973	$96,017	$76,350	$72,885

Ratio of net expenses to average net assets	0.43%		0.46%	0.49%	0.50%	0.50%

Ratio of total expenses to average net assets	0.48%		0.46%	0.49%	0.50%	0.50%

Ratio of net investment income (loss) to average net assets	0.47%		2.57%	4.88%	4.57%	2.74%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]

The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)	Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$10.57	$10.41	$10.28	$10.25	$10.45

Income from investment operations:
Net investment income (loss)	0.23	0.34	0.41	0.45	0.37
Net realized and unrealized gain (loss) on investment transactions	(0.04)	0.18	0.13	0.01	(0.15)

Total from investment operations	0.19	0.52	0.54	0.46	0.22

Less distributions:
Net investment income	—	(0.36)	(0.41)	(0.43)	(0.42)

Total distributions	—	(0.36)	(0.41)	(0.43)	(0.42)

Net asset value, end of period	$10.76	$10.57	$10.41	$10.28	$10.25

Total return [2]	1.89%	5.03%	5.22%	4.49%	2.14%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,501	$75,660	$57,523	$42,867	$60,979

Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.62%	0.61%

Ratio of net investment income (loss) to average net assets	2.20%	3.24%	4.55%	3.91%	3.42%

Portfolio turnover rate	64%	106%	39%	78%	300%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$10.36	$10.50	$10.31	$10.18	$10.54

Income from investment operations:
Net investment income (loss)	0.36	0.47	0.47	0.46	0.40
Net realized and unrealized gain (loss) on investment transactions	0.26	0.07	0.18	0.08	(0.14)

Total from investment operations	0.62	0.54	0.65	0.54	0.26

Less distributions:
Net investment income	— (a)	(0.50)	(0.46)	(0.41)	(0.45)
Net realized gains	(0.08)	(0.18)	—	—	(0.17)

Total distributions	(0.08)	(0.68)	(0.46)	(0.41)	(0.62)

Net asset value, end of period	$10.90	$10.36	$10.50	$10.31	$10.18

Total return [2]	6.02%	5.10%	6.33%	5.25%	2.50%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$327,724	$221,730	$183,611	$160,670	$161,265

Ratio of total expenses to average net assets	0.61%	0.60%	0.59%	0.61%	0.62%

Ratio of net investment income (loss) to average net assets	3.38%	4.44%	4.71%	4.43%	3.72%

Portfolio turnover rate	87%	273%	55%	139%	614%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$5.05	$7.58	$7.88	$7.59	$7.91

Income (loss) from investment operations:
Net investment income (loss)	0.56	0.58	0.58	0.55	0.57
Net realized and unrealized gain (loss) on investment transactions	1.80	(2.40)	(0.30)	0.20	(0.33)

Total from investment operations	2.36	(1.82)	0.28	0.75	0.24

Less distributions:
Net investment income	—	(0.71)	(0.58)	(0.46)	(0.56)

Total distributions	—	(0.71)	—	—	—

Net asset value, end of period	$7.41	$5.05	$7.58	$7.88	$7.59

Total return [2]	46.44%	(23.98% )	3.57%	9.97%	3.11%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$103,574	$57,995	$86,451	$88,203	$85,520

Ratio of total expenses to average net assets	0.87%	0.86%	0.84%	0.85%	0.86%

Ratio of net investment income (loss) to average net assets	8.97%	8.29%	6.97%	6.91%	7.01%

Portfolio turnover rate	59%	53%	67%	65%	64%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$16.33		$23.72	$25.12	$25.59	$25.96

Income (loss) from investment operations:
Net investment income (loss)	0.41		0.46	0.59	0.54	0.40
Net realized and unrealized gain (loss) on investment transactions	4.95		(6.99)	0.52	3.33	1.65

Total from investment operations	5.36		(6.53)	1.11	3.87	2.05

Less distributions:
Net investment income	—	(a)	(0.59)	(0.58)	(0.44)	(0.40)
Net realized gains	—		(0.27)	(1.93)	(3.90)	(2.02)

Total distributions	—		(0.86)	(2.51)	(4.34)	(2.42)

Net asset value, end of period	$21.69		$16.33	$23.72	$25.12	$25.59

Total return [2]	32.92%		(27.83% )	4.47%	15.37%	7.84%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,286,902		$948,507	$1,440,753	$1,330,977	$1,080,197

Ratio of net expenses to average net assets	0.85%		0.85%	0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	0.85%		0.85%	0.83%	0.84%	0.84%

Ratio of net investment income (loss) to average net assets	2.22%		2.15%	2.34%	2.16%	1.56%

Portfolio turnover rate	89%		103%	61%	57%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.28
Capital gain distributions received from affiliated funds	0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	1.46		(1.81)

Total from investment operations	1.48		(1.48)

Less distributions:
Net investment income	—		(0.33)

Total distributions	—		(0.33)

Net asset value, end of period	$9.67		$8.19

Total return [2]	18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,114		$56,422

Ratio of net expenses to average net assets [3]	0.17%		0.22%	*

Ratio of total expenses to average net assets [3]	0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.17%	)	9.09%	*

Portfolio turnover rate	19%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007	2006	2005
Net asset value, beginning of period	$9.25		$15.96	$14.68	$13.02	$12.28

Income (loss) from investment operations:
Net investment income (loss)	—	(a)	0.03	0.06	0.05	0.02
Net realized and unrealized gain (loss) on investment transactions	3.97		(6.71)	1.28	1.64	0.73

Total from investment operations	3.97		(6.68)	1.34	1.69	0.75

Less distributions:
Net investment income	—	(a)	(0.03)	(0.06)	(0.03)	(0.01)

Total distributions	—		(0.03)	(0.06)	(0.03)	(0.01)

Net asset value, end of period	$13.22		$9.25	$15.96	$14.68	$13.02

Total return [2]	42.93%		(41.87% )	9.16%	13.01%	6.14%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,167		$89,852	$152,939	$132,371	$107,195

Ratio of net expenses to average net assets	0.97%		0.98%	0.94%	0.96%	0.98%

Ratio of total expenses to average net assets	0.97%		0.98%	0.94%	0.97%	0.98%

Ratio of net investment income (loss) to average net assets	0.02%		0.24%	0.37%	0.40%	0.15%

Portfolio turnover rate	58%		54%	55%	43%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008	2007	2006	2005
Net asset value, beginning of period	$6.02	$10.98	$11.05	$10.79	$10.76

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investment transactions	2.24	(4.79)	0.45	0.36	0.11

Total from investment operations	2.26	(4.77)	0.51	0.40	0.13

Less distributions:
Net investment income	—	(0.03)	(0.06)	(0.03)	(0.02)
Net realized gains	—	(0.16)	(0.52)	(0.11)	(0.08)

Total distributions	—	(0.19)	(0.58)	(0.14)	(0.10)

Net asset value, end of period	$8.28	$6.02	$10.98	$11.05	$10.79

Total return [2]	37.54%	(43.82% )	4.71%	3.70%	1.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$27,870	$17,537	$29,551	$29,982	$27,247

Ratio of net expenses to average net assets	1.00%	0.96%	0.83%	0.86%	0.89%

Ratio of total expenses to average net assets	1.12%	0.96%	0.87%	0.88%	0.89%

Ratio of net investment income (loss) to average net assets	0.22%	0.19%	0.53%	0.35%	0.19%

Portfolio turnover rate	121%	287%	55%	38%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	2.17		(3.87)

Total from investment operations	2.20		(3.85)

Less distributions:
Net investment income	—	(a)	(0.01)

Total distributions	—		(0.01)

Net asset value, end of period	$8.34		$6.14

Total return [2]	35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$126,510		$100,096

Ratio of net expenses to average net assets	0.64%		0.64%	*

Ratio of total expenses to average net assets	0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	0.50%		0.69%	*

Portfolio turnover rate	155%		55%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008	2007	2006	2005
Net asset value, beginning of period	$9.43	$17.65	$19.60	$17.56	$18.45

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.20	0.26	0.27	0.23
Net realized and unrealized gain (loss) on investment transactions	3.01	(8.05)	0.45	2.93	0.33

Total from investment operations	3.17	(7.85)	0.71	3.20	0.56

Less distributions:
Net investment income	—	(0.25)	(0.29)	(0.21)	(0.21)
Net realized gains	—	(0.12)	(2.37)	(0.95)	(1.24)

Total distributions	—	(0.37)	(2.66)	(1.16)	(1.45)

Net asset value, end of period	$12.60	$9.43	$17.65	$19.60	$17.56

Total return [2]	33.62%	(44.62% )	3.73%	18.27%	3.00%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,038	$106,616	$219,951	$234,269	$215,319

Ratio of net expenses to average net assets	0.90%	0.90%	0.86%	0.87%	0.88%

Ratio of total expenses to average net assets	0.90%	0.90%	0.87%	0.88%	0.88%

Ratio of net investment income (loss) to average net assets	1.53%	1.42%	1.25%	1.37%	1.15%

Portfolio turnover rate	120%	228%	92%	45%	45%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	1.07	(2.78)

Total from investment operations	1.21	(2.71)

Less distributions:
Net investment income	—	(0.07)

Total distributions	—	(0.07)

Net asset value, end of period	$8.43	$7.22

Total return [2]	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$149,973	$114,167

Ratio of net expenses to average net assets	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.94%	2.40%	*

Portfolio turnover rate	62%	31%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008	2007	2006	2005
Net asset value, beginning of period	$6.28	$10.11	$9.78	$8.58	$8.34

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.17	0.17	0.15	0.14
Net realized and unrealized gain (loss) on investment transactions	1.51	(3.82)	0.33	1.17	0.24

Total from investment operations	1.64	(3.65)	0.50	1.32	0.38

Less distributions:
Net investment income	—	(0.18)	(0.17)	(0.12)	(0.14)

Total distributions	—	(0.18)	(0.17)	(0.12)	(0.14)

Net asset value, end of period	$7.92	$6.28	$10.11	$9.78	$8.58

Total return [2]	26.11%	(36.08% )	5.09%	15.37%	4.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$249,284	$195,078	$254,462	$250,174	$234,122

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.37%	0.37%	0.35%	0.37%	0.37%

Ratio of net investment income (loss) to average net assets	1.97%	2.02%	1.64%	1.61%	1.52%

Portfolio turnover rate	6%	6%	4%	6%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007		2006		2005
Net asset value, beginning of period	$5.42		$10.60	$8.47		$7.93		$7.05

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.04)		(0.01)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	2.60		(5.16)	2.17		0.55		0.91

Total from investment operations	2.59		(5.18)	2.13		0.54		0.88

Net asset value, end of period	$8.01		$5.42	$10.60		$8.47		$7.93

Total return [2]	47.79%		(48.87% )	25.15%		6.81%		12.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$82,895		$57,747	$112,637		$85,414		$81,174

Ratio of net expenses to average net assets	1.00%		1.00%	0.97%		0.96%		1.00%

Ratio of total expenses to average net assets	1.01%		1.02%	1.00%		1.02%		1.02%

Ratio of net investment income (loss) to average net assets	(0.22%	)	(0.20% )	(0.46%	)	(0.09%	)	(0.43%	)

Portfolio turnover rate	102%		162%	137%		153%		156%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$6.81	$13.12	$13.59	$12.97	$13.77

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.11	0.11	0.09
Net realized and unrealized gain (loss) on investment transactions	3.15	(6.31)	0.38	1.36	1.63

Total from investment operations	3.20	(6.21)	0.49	1.47	1.72

Less distributions:
Net investment income	—	(0.10)	(0.13)	(0.09)	(0.09)
Return of capital	—	—	(0.03)	—	—
Net realized gains	—	—	(0.80)	(0.76)	(2.43)

Total distributions	—	(0.10)	(0.96)	(0.85)	(2.52)

Net asset value, end of period	$10.01	$6.81	$13.12	$13.59	$12.97

Total return [2]	46.99%	(47.26% )	3.77%	11.41%	12.33%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$92,662	$60,507	$125,718	$125,362	$112,301

Ratio of net expenses to average net assets	0.85%	0.86%	0.79%	0.81%	0.85%

Ratio of total expenses to average net assets	0.85%	0.86%	0.83%	0.84%	0.85%

Ratio of net investment income (loss) to average net assets	0.69%	0.89%	0.73%	0.82%	0.67%

Portfolio turnover rate	43%	58%	73%	62%	100%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$6.80	$11.78	$13.23	$13.15	$12.91

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.14	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investment transactions	1.74	(4.66)	0.03	1.48	1.00

Total from investment operations	1.77	(4.52)	0.10	1.56	1.07

Less distributions:
Net investment income	—	(0.16)	(0.07)	(0.06)	(0.06)
Net realized gains	—	(0.30)	(1.48)	(1.42)	(0.77)

Total distributions	—	(0.46)	(1.55)	(1.48)	(0.83)

Net asset value, end of period	$8.57	$6.80	$11.78	$13.23	$13.15

Total return [2]	26.03%	(38.89% )	0.85%	12.23%	8.20%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$40,508	$29,895	$48,465	$43,616	$45,096

Ratio of net expenses to average net assets	1.20%	1.08%	1.04%	1.06%	1.07%

Ratio of total expenses to average net assets	1.20%	1.08%	1.05%	1.07%	1.07%

Ratio of net investment income (loss) to average net assets	0.43%	1.49%	0.57%	0.56%	0.58%

Portfolio turnover rate	116%	39%	40%	28%	25%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	3.54		(3.48)

Total from investment operations	3.50		(3.49)

Net asset value, end of period	$10.01		$6.51

Total return [2]	54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$21,806		$4,250

Ratio of net expenses to average net assets	1.05%		1.05%	*

Ratio of total expenses to average net assets	1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.43%	)	(0.36%	)*

Portfolio turnover rate	65%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	3.08	(3.21)

Total from investment operations	3.10	(3.17)

Less distributions:
Net investment income	—	(0.03)

Total distributions	—	(0.03)

Net asset value, end of period	$9.90	$6.80

Total return [1]	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.30%	1.37%	*

Portfolio turnover rate	49%	14%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]		2008 [1]	2007		2006	2005
Net asset value, beginning of period	$10.81		$21.64	$20.09		$20.34	$19.14

Income (loss) from investment operations:
Net investment income (loss)	(0.09)		(0.09)	(0.11)		(0.06)	(0.13)
Net realized and unrealized gain (loss) on investment transactions	6.43		(10.74)	1.66		(0.19)	1.33

Total from investment operations	6.34		(10.83)	1.55		(0.25)	1.20

Net asset value, end of period	$17.15		$10.81	$21.64		$20.09	$20.34

Total return [2]	58.65%		(50.05% )	7.72%		(1.23% )	6.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,180		$48,008	$99,593		$106,380	$111,029

Ratio of total expenses to average net assets	1.11%		1.07%	1.02%		1.02%	1.02%

Ratio of net investment income (loss) to average net assets	(0.67%	)	(0.59% )	(0.50%	)	(0.27% )	(0.67%	)

Portfolio turnover rate	163%		190%	107%		126%	137%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$9.99	$14.07	$17.70	$16.37	$16.95

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.09	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investment transactions	2.60	(3.88)	(1.03)	2.77	0.56

Total from investment operations	2.69	(3.79)	(0.91)	2.82	0.63

Less distributions:
Net investment income	—	(0.11)	(0.12)	(0.05)	(0.07)
Net realized gains	—	(0.18)	(2.60)	(1.44)	(1.14)

Total distributions	—	(0.29)	(2.72)	(1.49)	(1.21)

Net asset value, end of period	$12.68	$9.99	$14.07	$17.70	$16.37

Total return [2]	26.93%	(27.15% )	(5.30% )	17.43%	3.67%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$132,952	$109,336	$170,004	$182,142	$156,605

Ratio of net expenses to average net assets	1.15%	1.15%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets	1.17%	1.15%	1.14%	1.14%	1.14%

Ratio of net investment income (loss) to average net assets	0.86%	0.66%	0.64%	0.28%	0.40%

Portfolio turnover rate	60%	66%	67%	59%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	1.75	(3.04)

Total from investment operations	1.82	(3.00)

Less distributions:
Net investment income	—	(0.04)

Total distributions	—	(0.04)

Net asset value, end of period	$8.78	$6.96

Total return [2]	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	*

Ratio of total expenses to average net assets	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.94%	1.59%	*

Portfolio turnover rate	22%	3%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	1.85		(2.90)

Total from investment operations	2.03		(2.85)

Less distributions:
Net investment income	—	(a)	(0.03)

Total distributions	—		(0.03)

Net asset value, end of period	$9.15		$7.12

Total return [2]	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%		0.59%	*

Ratio of total expenses to average net assets	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.27%		2.06%	*

Portfolio turnover rate	1%		—	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$13.12	$24.09	$24.27	$20.91	$17.98

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.25	0.31	0.28	0.15
Net realized and unrealized gain (loss) on investment transactions	2.58	(10.01)	4.33	5.98	2.86

Total from investment operations	2.84	(9.76)	4.64	6.26	3.01

Less distributions:
Net investment income	(0.16)	(0.43)	(0.15)	(0.38)	(0.08)
Net realized gains	—	(0.78)	(4.67)	(2.52)	—

Total distributions	(0.16)	(1.21)	(4.82)	(2.90)	(0.08)

Net asset value, end of period	$15.80	$13.12	$24.09	$24.27	$20.91

Total return [2]	21.74%	(41.28% )	20.05%	30.34%	16.77%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$270,907	$213,117	$381,328	$294,499	$200,947

Ratio of net expenses to average net assets	1.27%	1.27%	1.16%	1.19%	1.21%

Ratio of total expenses to average net assets	1.27%	1.27%	1.18%	1.20%	1.21%

Ratio of net investment income (loss) to average net assets	1.89%	1.33%	1.14%	1.10%	1.47%

Portfolio turnover rate	48%	108%	95%	52%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		—
Net realized and unrealized gain (loss) on investment transactions	3.90		(3.99)

Total from investment operations	3.93		(3.99)

Less distributions:
Net investment income	—	(a)	(0.02)

Total distributions	—		(0.02)

Net asset value, end of period	$9.92		$5.99

Total return [2]	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$102,834		$52,204

Ratio of net expenses to average net assets	1.58%		1.58%	*

Ratio of total expenses to average net assets	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.37%		0.04%	*

Portfolio turnover rate	70%		37%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REIT FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2009 [1]	2008 [1]	2007	2006	2005
Net asset value, beginning of period	$6.82	$12.00	$18.10	$14.92	$14.33

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.25	0.30	0.24	0.20
Net realized and unrealized gain (loss) on investment transactions	1.62	(5.02)	(3.49)	4.57	1.66

Total from investment operations	1.81	(4.77)	(3.19)	4.81	1.86

Less distributions:
Net investment income	—	(0.25)	(0.33)	(0.19)	(0.30)
Return of capital	—	(0.16)	(0.16)	—	—
Net realized gains	—	—	(2.42)	(1.44)	(0.97)

Total distributions	—	(0.41)	(2.91)	(1.63)	(1.27)

Net asset value, end of period	$8.63	$6.82	$12.00	$18.10	$14.92

Total return [2]	26.54%	(39.38% )	(17.87% )	32.41%	12.97%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$50,107	$33,240	$53,684	$71,790	$43,122

Ratio of total expenses to average net assets	1.03%	1.02%	0.99%	1.00%	1.02%

Ratio of net investment income (loss) to average net assets	2.93%	2.30%	1.37%	1.56%	1.41%

Portfolio turnover rate	163%	86%	85%	53%	54%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.24
Capital gain distributions received from affiliated funds	—		0.03
Net realized and unrealized gain (loss) on investment transactions	2.02		(3.21)

Total from investment operations	2.01		(2.94)

Less distributions:
Net investment income	—		(0.10)
Net realized gains	—	(a)	(0.01)

Total distributions	—		(0.11)

Net asset value, end of period	$8.96		$6.95

Total return [2]	28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$13,875		$1,509

Ratio of net expenses to average net assets [3]	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.16%	)	9.66%	*

Portfolio turnover rate	39%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.39
Capital gain distributions received from affiliated funds	0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	2.09		(2.65)

Total from investment operations	2.08		(2.21)

Less distributions:
Net investment income	—		(0.15)
Net realized gains	—	(a)	—	(a)

Total distributions	—		(0.15)

Net asset value, end of period	$9.72		$7.64

Total return [2]	27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,800		$11,656

Ratio of net expenses to average net assets [3]	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)	14.72%	*

Portfolio turnover rate	49%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.40
Capital gain distributions received from affiliated funds	0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	1.64		(2.34)

Total from investment operations	1.63		(1.88)

Less distributions:
Net investment income	—		(0.19)
Net realized gains	—	(a)	—	(a)

Total distributions	—		(0.19)

Net asset value, end of period	$9.56		$7.93

Total return [2]	20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,677		$13,244

Ratio of net expenses to average net assets [3]	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.20%	)	14.00%	*

Portfolio turnover rate	30%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]		For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.34
Capital gain distributions received from affiliated funds	0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	1.35		(1.74)

Total from investment operations	1.35		(1.34)

Less distributions:
Net investment income	—	(a)	(0.24)
Net realized gains	—		(0.02)

Total distributions	—		(0.26)

Net asset value, end of period	$9.75		$8.40

Total return [2]	16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$45,014		$8,313

Ratio of net expenses to average net assets [3]	0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.22%	)	11.40%	*

Portfolio turnover rate	46%		38%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31, 2009 [1]	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.43
Capital gain distributions received from affiliated funds	0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.97	(1.17)

Total from investment operations	0.97	(0.67)

Less distributions:
Net investment income	— (a)	(0.28)
Net realized gains	(0.01)	—

Total distributions	(0.01)	(0.28)

Net asset value, end of period	$10.01	$9.05

Total return [2]	10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$31,405	$8,139

Ratio of net expenses to average net assets [3]	0.33%	0.33%	*

Ratio of total expenses to average net assets [3]	0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.21% )	13.26%	*

Portfolio turnover rate	73%	27%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index Fund, Developed International Index, International Equity, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation (each a “Fund” and collectively, “the Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOF”) — Each Portfolio seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The FOFs include the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value ,Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, REIT — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security’s primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of December 31, 2009 is included with each Fund’s Schedule of Investments.

For the year ended December 31, 2009, there have been no significant changes to the Funds’ fair value methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Funds invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2009 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2009, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT’s based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund’s records.

Standards Codification — The Financial Accounting Standards Board (“FASB”) has issued FASB Statement No. 168, The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“FAS 168”). FASB 168 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other nongrandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues TaskForce Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP was not intended to be changed as a result of the FASB’s Codification project, but changes the way the guidance is organized and presented. As a result, these changes had a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds have implemented the Codification as of December 31, 2009.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. (“ICMI”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Oppenheimer Capital LLC
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Van Kampen Asset Management
REIT Fund	Heitman Real Estate Securities LLC

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.56%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.46%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; REIT Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund’s average daily net assets.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Accounting Services

Under an accounting services agreement, PNC Global Investment Servicing, Inc. (“PNC GIS”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays PNC GIS, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, international funds, and the Money Market Fund, the minimum annual fee each Fund must pay is $27,500. Each FOF’s minimum annual fee is $12,000. Each international fund’s minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. Certain funds will prorate the minimum accounting fees during the first twelve months since inception in accordance with the accounting services agreement. The annual accounting fee for each FOF shall be an asset based fee of 0.01% of each such portfolio’s average net assets, exclusive of out-of-pocket expenses. The International Equity, Emerging Markets Equity and Developed International Index Funds pay PNC GIS 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PNC GIS serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced Fund*	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.58%
Large Core Growth	0.64%	REIT	1.25%
Large Cap Value	1.00%	Aggressive Allocation Fund*	0.33%
Large Core Value	0.54%	Moderately Aggressive Allocation Fund*	0.33%
Index 500	0.40%	Moderate Allocation Fund*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation Fund*	0.33%
Mid Cap Value	1.00%	Conservative Allocation Fund*	0.33%
Mid Core Value	1.25%

*The operating expense limit, with the exception of the Balanced Fund, apply only at the Fund level and do not limit the fees payable by the Underlying Funds in which the FOF invest.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three fiscal years as long as it would not cause the Fund to exceed its expense limitation. This three fiscal year “recapture period” is applied prospectively, and not retroactively, from the effective date.

As of December 31, 2009, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2010	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012
Money Market Fund	—	—	$3,272
Large Cap Growth Fund	—	—	26,974
Index 500 Fund	$2,164	$43,808	52,491
Mid Cap Growth Fund	2,669	15,855	16,713
Balanced Fund	—	9,379	39,583

Effective June 2, 2009, ICMI may recover any advisory fees that were waived in preceding three fiscal years with respect to the Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index, Emerging Markets Equity, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, as long as it would not cause the Fund to exceed its expense limitation period. This three fiscal year “recapture period” is applied prospectively, and not retroactively, from the effective date.

As of December 31, 2009, the following funds had waived advisory fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2011	Various Months Ending December 31, 2012
Money Market Fund	—	$87,849
Large Core Growth Fund	$107,833	239,184
Large Core Value Fund	112,678	261,282
SMID Cap Growth Fund	9,347	44,102
SMID Cap Value Fund	10,445	44,109
Small Cap Value Fund	791	21,989
Small Cap Index Fund	45,212	192,617
Developed International Index Fund	136,046	345,131
Emerging Markets Equity Fund	53,838	459,043
Aggressive Allocation Fund	5,750	11,429
Moderately Aggressive Allocation Fund	5,234	3,989
Moderate Allocation Fund	799	1,451
Moderately Conservative Allocation Fund	5,246	6,823
Conservative Allocation Fund	5,239	8,824

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Balanced, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the September 10, 2009, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment.

Total fees of $174,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2009. No person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2009 are as follows:

Money Market Fund	$416,649
Quality Bond Fund	7,433,600
High Yield Bond Fund	3,043,449
Flexibly Managed Fund	36,969,641
Large Growth Stock Fund	29,046,649
Large Cap Value Fund	5,287,008
Index 500 Fund	23,397,443
Mid Cap Growth Fund	4,049,697
Mid Cap Value	1,003,104
Mid Core Value Fund	2,525,545
SMID Cap Growth Fund	5,195,957
SMID Cap Value Fund	5,133,731
Small Cap Growth Fund	3,582,612
Small Cap Value Fund	4,901,434
International Equity Fund	21,569,586
REIT Fund	2,405,102
Large Core Growth	8,585,656
Large Core Value	18,809,887
Emerging Markets Equity	4,179,109
Small Cap Index Fund	2,670,318
Developed International Index	3,420,319

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended December 31, 2009 were as follows:

Flexibly Managed Fund	$1,708
SMID Cap Growth Fund	344
Small Cap Value Fund	1,955
Large Core Value Fund	60
Emerging Markets Equity Fund	6,316

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2009, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$39,436,638	$37,482,620	$19,676,872	$14,581,570
Quality Bond Fund	176,980,532	111,449,185	52,819,748	82,016,311
High Yield Bond Fund	—	—	64,451,176	43,054,046
Flexibly Managed Fund	20,716,295	21,481,914	831,437,987	821,687,427
Balanced Fund	—	—	10,470,994	16,151,844
Large Growth Stock Fund	—	—	80,218,435	64,949,700
Large Cap Growth Fund	—	—	30,162,421	26,993,783
Large Core Growth Fund	—	—	165,486,823	170,368,281
Large Cap Value Fund	—	—	141,177,764	137,541,494
Large Core Value Fund	—	—	89,492,488	74,759,400
Index 500 Fund	—	—	21,329,664	12,921,300
Mid Cap Growth Fund	—	—	66,553,537	67,466,675
Mid Cap Value Fund	—	—	32,231,513	29,808,261
Mid Core Value Fund	—	—	39,115,486	36,215,915
SMID Cap Growth Fund	—	—	19,008,624	7,131,940
SMID Cap Value Fund	—	—	16,745,679	5,508,395
Small Cap Growth Fund	—	—	98,823,651	97,991,052
Small Cap Value Fund	—	—	65,876,637	70,728,684
Small Cap Index Fund	—	—	12,035,209	2,808,516
Developed International Index Fund	—	—	19,630,860	221,907
International Equity Fund	—	—	120,266,728	103,724,140
Emerging Markets Equity Fund	—	—	61,997,599	48,941,336
REIT Fund	—	—	68,327,834	59,905,661
Aggressive Allocation Fund	—	—	12,760,936	2,892,192
Moderately Aggressive Allocation Fund	—	—	56,829,497	16,954,043
Moderate Allocation Fund	—	—	92,529,187	15,757,941
Moderately Conservative Allocation Fund	—	—	43,672,632	11,581,138
Conservative Allocation Fund	—	—	34,513,417	13,576,096

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

6 — FEES PAID INDIRECTLY

Certain sub-advisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2009 were as follows:

Flexibly Managed Fund	$25,925
Large Growth Stock Fund	1,604
Large Cap Growth Fund	13,732
Large Core Growth Fund	88,185
Index 500 Fund	5,457
Mid Cap Growth Fund	25,357
Mid Cap Value Fund	17,353
Mid Core Value Fund	10,050
SMID Cap Growth Fund	8,795
SMID Cap Value Fund	1,020
Small Cap Growth Fund	46,919
Small Cap Index Fund	1,051
Developed International Index Fund	181
International Equity Fund	8,975
REIT Fund	9,667

7 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all of investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income or net capital gains at December 31, 2009, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2009, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, consent dividends, expiration of capital loss carryforward and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	$(14,045)	—	$14,045
Limited Maturity Bond Fund	(2,000,238)	$(404,978)	2,405,216
Quality Bond Fund	(8,877,776)	(2,446,454)	11,324,230
High Yield Bond Fund	(7,169,374)	5,013,015	2,156,359
Flexibly Managed Fund	(23,800,559)	(147,381)	23,947,940

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Balanced Fund	$90,744	$(160,297)	$69,553
Large Growth Stock Fund	(10,914)	66,552,309	(66,541,395)
Large Cap Growth Fund	(49,125)	—	49,125
Large Core Growth	(545,048)	—	545,048
Large Cap Value Fund	(1,851,644)	6,751	1,844,893
Large Core Value Fund	(2,431,661)	—	2,431,661
Index 500 Fund	(4,157,561)	350,426	3,807,135
Mid Cap Growth Fund	148,053	61	(148,114)
Mid Cap Value Fund	(495,855)	—	495,855
Mid Core Value Fund	(142,891)	—	142,891
SMID Cap Growth Fund	48,944	(67,879)	18,935
SMID Cap Value Fund	(34,946)	—	34,946
Small Cap Growth Fund	413,710	19,150,477	(19,564,187)
Small Cap Value Fund	(974,874)	—	974,874
Small Cap Index Fund	(124,268)	—	124,268
Developed International Index Fund	(491,450)	(91,959)	583,409
International Equity Fund	3,364,162	(4,522,653)	1,158,491
Emerging Markets Equity Fund	(256,846)	102,639	154,207
REIT Fund	(1,098,938)	—	1,098,938
Aggressive Allocation Fund	11,797	(75,997)	64,200
Moderately Aggressive Allocation Fund	62,574	(248,081)	185,507
Moderate Allocation Fund	105,150	(478,313)	373,163
Moderately Conservative Allocation Fund	54,999	(122,717)	67,718
Conservative Allocation Fund	39,933	(268,258)	228,325

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2009 and 2008 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2009	$995,807	—	—	$995,807
2008	4,140,751	—	—	4,140,751
Limited Maturity Bond Fund
2009	2,214,633	$190,583	—	2,405,216
2008	2,563,535	—	—	2,563,535
Quality Bond Fund
2009	13,432,214	—	—	13,432,214
2008	12,789,775	1,519,007	—	14,308,782
High Yield Bond Fund
2009	7,171,826	—	—	7,171,826
2008	7,253,583	—	$22,992	7,276,575

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Flexibly Managed Fund
2009	$24,119,007	—	—	$24,119,007
2008	36,462,950	$12,510,466	—	48,973,416
Balanced Fund
2009	1,495,649	—	—	1,495,649
2008	2,217,302	—	$370	2,217,672
Large Growth Stock Fund
2009	14,089	—	—	14,089
2008	272,842	—	—	272,842
Large Cap Growth Fund
2009	49,125	—	—	49,125
2008	95,431	405,371	9,908	510,710
Large Core Growth Fund
2009	597,050	—	—	597,050
2008	232,885	—	—	232,885
Large Cap Value Fund
2009	1,844,893	—	—	1,844,893
2008	2,743,859	1,397,353	1,206	4,142,418
Large Core Value Fund
2009	2,431,661	—	—	2,431,661
2008	1,059,140	—	49,361	1,108,501
Index 500 Fund
2009	4,157,561	—	—	4,157,561
2008	5,441,875	—	36,712	5,478,587
Mid Cap Growth Fund
2009	—	—	—	—
2008	—	—	—	—
Mid Cap Value Fund
2009	495,855	—	—	495,855
2008	854,692	—	32,442	887,134
Mid Core Value Fund
2009	142,891	—	—	142,891
2008	732,686	1,223,856	7,175	1,963,717
SMID Cap Growth Fund
2009	8,024	10,911	—	18,935
2008	—	—	—	—
SMID Cap Value Fund
2009	34,946	—	—	34,946
2008	20,837	—	1,860	22,697
Small Cap Growth Fund
2009	—	—	—	—
2008	—	—	—	—
Small Cap Value Fund
2009	974,874	—	—	974,874
2008	955,269	2,031,685	258,921	3,245,875
Small Cap Index Fund
2009	124,268	—	—	124,268
2008	46,818	—	1,194	48,012

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Developed International Index Fund
2009	$538,481	$47,690	—	$586,171
2008	50,298	—	—	50,298
International Equity Fund
2009	3,830,742	—	—	3,830,742
2008	8,109,206	10,934,116	—	19,043,322
Emerging Markets Equity Fund
2009	169,367	—	—	169,367
2008	200,401	—	—	200,401
REIT Fund
2009	1,098,938	—	—	1,098,938
2008	1,065,206	—	$672,812	1,738,018
Aggressive Allocation Fund
2009	209,385	—	—	209,385
2008	21,960	1,444	—	23,404
Moderately Aggressive Allocation Fund
2009	1,076,981	5,947	—	1,082,928
2008	219,183	4,691	—	223,874
Moderate Allocation Fund
2009	2,185,047	8,598	—	2,193,645
2008	293,044	5,879	—	298,923
Moderately Conservative Allocation Fund
2009	1,006,653	—	—	1,006,653
2008	243,407	1,397	—	244,804
Conservative Allocation Fund
2009	997,318	13,276	—	1,010,594
2008	251,432	1,124	—	252,556

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$(3,804)	$(3,804)
High Yield Bond Fund	(13,793,886)	(13,793,886)
Flexibly Managed Fund	(162,406,174)	(162,406,174)
Balanced Fund	(1,752,403)	(1,752,403)
Large Growth Stock Fund	(79,230,173)	(79,230,173)
Large Cap Growth Fund	(7,306,921)	(7,306,921)
Large Core Growth Fund	(45,614,448)	(45,614,448)
Large Cap Value Fund	(51,448,408)	(51,448,408)
Large Core Value Fund	(39,727,592)	(39,727,592)
Index 500 Fund	(25,420,108)	(25,420,108)
Mid Cap Growth Fund	(22,690,964)	(22,690,964)
Mid Cap Value Fund	(17,325,045)	(17,325,045)
Mid Core Value Fund	(16,961,017)	(16,961,017)

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
SMID Cap Value Fund	$(90,729)	$(90,729)
Small Cap Growth Fund	(43,453,580)	(43,453,580)
Small Cap Value Fund	(28,008,713)	(28,008,713)
Small Cap Index Fund	(200,577)	(200,577)
International Equity Fund	(72,791,832)	(72,791,832)
Emerging Markets Equity Fund	(19,079,141)	(19,079,141)
REIT Fund	(19,489,572)	(19,489,572)

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2009, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2010	2011	2012	2013	2014	2015	2016	2017	Total
Money Market Fund	—	—	—	—	—	$3,804	—	—	$3,804
High Yield Bond Fund	$3,195,102	$245,563	—	—	—	—	$5,262,093	$5,091,128	13,793,886
Flexibly Managed Fund	—	—	—	—	—	—	26,616,852	135,789,322	162,406,174
Balanced Fund	—	—	—	—	—	—	273,934	1,478,469	1,752,403
Large Growth Stock Fund	46,865,978	10,937,396	—	—	—	—	3,795,667	17,631,132	79,230,173
Large Cap Growth Fund	—	—	—	—	—	—	4,048,073	3,258,848	7,306,921
Large Core Growth Fund	—	—	—	—	—	—	10,932,803	34,681,645	45,614,448
Large Cap Value Fund	—	—	—	—	—	—	24,620,402	26,828,006	51,448,408
Large Core Value Fund	—	—	—	—	—	—	11,163,855	28,563,737	39,727,592
Index 500 Fund	11,373,814	—	—	$5,029,803	$1,916,180	187,860	4,110,871	2,801,580	25,420,108
Mid Cap Growth Fund	231,301	—	—	—	—	—	8,408,069	14,051,594	22,690,964
Mid Cap Value Fund	—	—	—	—	—	—	1,087,270	16,237,775	17,325,045
Mid Core Value Fund	—	—	—	—	—	—	3,356,440	13,604,577	16,961,017
SMID Cap Value Fund	—	—	—	—	—	—	90,729	—	90,729
Small Cap Growth Fund	35,616,716	—	—	—	—	—	6,651,080	1,185,784	43,453,580
Small Cap Value Fund	—	—	—	—	—	—	5,491,065	22,517,648	28,008,713
Small Cap Index Fund	—	—	—	—	—	—	52,175	148,402	200,577
International Equity Fund	—	—	—	—	—	—	19,155,146	53,636,686	72,791,832
Emerging Markets Equity Fund	—	—	—	—	—	—	5,319,278	13,759,863	19,079,141
REIT Fund	—	—	—	—	—	—	5,111,911	14,377,661	19,489,572

During the year ended December 31, 2009, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Money Market Fund	$7,007
Limited Maturity Bond Fund	186,675
SMID Cap Growth Fund	20,299
SMID Cap Value Fund	20,950
Developed International Index Fund	79,118

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2009 through December 31, 2009 as having occurred on January 1, 2010:

	Currency	Capital
Quality Bond Fund	—	$28,673
High Yield Bond Fund	$4,201	27,942
Balanced Fund	—	117,822
Large Growth Stock Fund	—	529,379
Large Core Growth Fund	—	1,185,603
Large Core Value Fund	—	117,333
Index 500 Fund	—	468,935
Mid Cap Value Fund	—	142,215
Mid Core Value Fund	—	113,113
SMID Cap Value Fund	—	75,063
Small Cap Growth Fund	—	145,078
Small Cap Value Fund	—	475,633
Developed International Index Fund	2,248	—
International Equity Fund	—	821,505
Emerging Markets Equity Fund	29,585	—
REIT Fund	—	999,208

Tax cost of securities:

At December 31, 2009, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2009 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$168,171,550	—	—	—
Limited Maturity Bond Fund	148,733,857	$1,121,543	($1,698,248)	($576,705)
Quality Bond Fund	399,824,002	6,110,176	(6,556,592)	(446,416)
High Yield Bond Fund	97,530,599	7,094,866	(2,362,922)	4,731,944
Flexibly Managed Fund	1,199,736,253	172,543,565	(34,843,312)	137,700,253
Balanced Fund	62,542,025	875,584	(3,373,320)	(2,497,736)
Large Growth Stock Fund	140,808,960	27,275,336	(3,136,575)	24,138,761
Large Cap Growth Fund	31,612,261	5,295,695	(855,806)	4,439,889
Large Core Growth Fund	133,893,432	20,912,692	(3,382,117)	17,530,575
Large Cap Value Fund	135,951,819	17,597,300	(5,892,282)	11,705,018
Large Core Value Fund	149,914,379	20,309,312	(3,355,081)	16,954,231
Index 500 Fund	297,488,857	43,408,109	(64,449,889)	(21,041,781)
Mid Cap Growth Fund	84,912,617	19,363,366	(1,218,855)	18,144,511
Mid Cap Value Fund	116,174,180	15,373,261	(10,462,172)	4,911,090
Mid Core Value Fund	44,496,523	6,911,290	(682,949)	6,228,340
SMID Cap Growth Fund	19,366,141	3,483,045	(497,044)	2,986,001
SMID Cap Value Fund	18,045,062	3,714,271	(287,283)	3,426,988
Small Cap Growth Fund	94,502,746	13,718,658	(6,627,170)	7,091,488

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Small Cap Value Fund	$160,536,922	$17,606,890	$(12,890,019)	$4,716,872
Small Cap Index Fund	27,977,220	2,617,624	(1,878,474)	739,150
Developed International Index Fund	34,412,922	4,502,777	(1,175,525)	3,327,252
International Equity Fund	248,500,184	39,226,685	(9,530,060)	29,696,625
Emerging Markets Equity Fund	86,327,872	23,001,553	(3,299,186)	19,702,367
REIT Fund	59,229,129	8,659,735	(2,572,120)	6,087,615
Aggressive Allocation Fund	11,517,962	2,548,829	(148,391)	2,400,438
Moderately Aggressive Fund	52,320,428	10,832,339	(1,207,681)	9,624,658
Moderate Allocation Fund	91,122,063	11,872,160	(742,954)	11,129,206
Moderately Conservative Allocation Fund	41,462,091	4,299,130	(662,425)	3,636,705
Conservative Allocation Fund	30,004,092	1,834,966	(347,793)	1,487,173

The difference between book basis and tax basis depreciation is primarily due to wash sales, Passive Foreign Investment Companies, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. Certain Funds invested in financial futures contracts in order to hedge its existing portfolio securities, or securities each Fund intended to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

The Index 500 and Developed International Index and Small Cap Index Funds have entered into futures contracts during the year ended December 31, 2009. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2009 were as follows:

Fund	Type	Futures Contract	Expiration Date	Unit (at 50 per Unit)	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	3/20/2010	86	$1,111	$30,192
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/19/2010	11	$1,569	(900)

				Unit (at 100 per Unit)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/20/2010	11	$624	32,341

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index funds as of December 31, 2009 are classified as Level 1.

Options — The Fund writes covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts. The Fund may purchase options which are included in the Fund’s Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

Transactions in options written during the year ended December 31, 2009 for the Flexibly Managed and Large Cap Value Funds were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2008	17,195	$4,572,168
Options written	60,211	12,339,688
Options repurchased	(27,076)	(6,916,503)
Options expired	(16,194)	(3,181,913)
Options exercised	(4,144)	(975,130)

Options outstanding at December 31, 2009	29,992	$5,838,310

Large Cap Value Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2008	—	$—
Options written	4,462	326,194
Options repurchased	(3,898)	(283,123)
Options expired	(381)	(18,666)
Options exercised	(183)	(24,405)

Options outstanding at December 31, 2009	—	$—

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

Forward Foreign Currency Contracts — Certain Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2009.

Open forward foreign currency contracts held by the International Equity Fund at December 31, 2009 were as follows:

	Currency	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Australian Dollar	04/06/2010	($5,684,000)	1.12337	($4,833,788)	($5,059,793)	($226,005)
Buy	Australian Dollar	04/06/2010	5,684,000	1.12337	5,038,553	5,059,793	21,240
Sell	Australian Dollar	06/10/2010	(3,231,000)	1.13183	(2,875,881)	(2,854,668)	21,213
Sell	Brazilian Real	04/05/2010	(8,037,000)	1.77720	(4,349,261)	(4,522,276)	(173,015)
Sell	Brazilian Real	06/21/2010	(11,056,000)	1.80728	(5,963,001)	(6,117,496)	(154,495)
Buy	Brazilian Real	04/05/2010	8,037,000	1.77720	4,558,681	4,522,276	(36,405)
Sell	Euro	06/10/2010	(2,135,000)	0.69729	(3,054,374)	(3,061,854)	(7,480)
Sell	Euro	03/29/2010	(4,227,000)	0.69709	(6,185,538)	(6,063,811)	121,727
Buy	Euro	03/29/2010	4,227,000	0.69709	6,297,047	6,063,811	(233,236)
Sell	Euro	06/10/2010	(4,127,000)	0.69729	(6,080,351)	(5,918,629)	161,722
Sell	Euro	06/10/2010	(1,648,000)	0.69729	(2,352,685)	(2,363,436)	(10,751)
Sell	Pounds Sterling	03/29/2010	(6,081,000)	0.61960	(9,771,376)	(9,814,434)	(43,058)
Sell	Pounds Sterling	03/29/2010	(5,895,000)	0.61960	(9,351,887)	(9,514,240)	(162,353)
Sell	Swiss Franc	03/29/2010	(4,986,000)	1.03314	(4,841,623)	(4,826,072)	15,551
Buy	Swiss Franc	03/29/2010	4,986,000	1.03314	4,910,380	4,826,072	(84,308)
Sell	Swiss Franc	06/10/2010	(4,609,000)	1.03234	(4,505,288)	(4,464,628)	40,660
Sell	Swiss Franc	06/10/2010	(2,613,000)	1.03234	(2,507,052)	(2,531,150)	(24,098)

	Total						($773,091)

The total market value of forward foreign currency contracts held in the International Equity Fund as of December 31, 2009 are classified as Level 1.

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of December 31, 2009:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign exchange contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2009:

	Asset Derivative Value		Liability Derivative Value
Portfolio	Equity contracts	Foreign exchange contracts	Equity contracts	Foreign exchange contracts
Flexibly Managed Fund	$306,001	—	$6,099,956	—
Index 500 Fund	30,192	—	—	—
International Equity Fund	—	382,113	—	1,155,204
Small Cap Index Fund	32,341	—	—	—
Developed International Index Fund	—	—	900	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign exchange contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
Flexibly Managed Fund	$(1,920,465)	—
Large Cap Value Fund	56,536	—
Index 500 Fund	938,236	—
Small Cap Index Fund	92,628	—
Developed International Index Fund	235,598	$32,509
International Equity Fund	—	5,165,707
Emerging Markets Equity Fund	—	128,589

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
Flexibly Managed Fund	$(2,507,826)	—
Large Cap Value Fund	—	—
Index 500 Fund	(32,262)	—
Small Cap Index Fund	21,101	—
Developed International Index Fund	(9,628)	$(8,802)
International Equity Fund	—	(11,590,019)
Emerging Markets Equity Fund	—	(23,284)

* includes purchased options

** includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

9 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

10 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the year ended December 31, 2009 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below.

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Limited Maturity Bond Fund	$37,575,336	$38,539,625	$787	$1,634
Quality Bond Fund	77,475,873	79,215,161	1,784	3,550
Flexibly Managed Fund	30,165,956	31,537,753	3,261	7,604
Large Growth Stock Fund	19,696,929	20,418,367	1,126	2,598
Large Cap Growth Fund	7,691,035	7,988,395	317	739
Large Core Growth Fund	23,259,742	24,245,839	2,562	6,016
Large Cap Value Fund	4,530,439	4,825,273	778	1,832

PENN SERIES FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2009

	Market Value of Securities on Loan	Market Value of Collateral	Fees Paid for Lending	Net Income Earned From Lending
Large Core Value Fund	$15,974,750	$16,675,615	$1,603	$3,750
Index 500 Fund	24,456,374	25,677,271	4,004	9,241
Mid Cap Growth Fund	19,087,949	19,887,573	1,988	4,619
Mid Cap Value Fund	26,510,254	27,852,018	3,821	9,046
Mid Core Value Fund	9,676,236	10,087,095	2,169	5,080
Small Cap Growth Fund	24,352,203	25,834,092	16,503	38,260
Small Cap Value Fund	30,470,067	32,375,229	9,297	21,525
Small Cap Index Fund	6,685,103	7,148,543	3,694	9,055
International Equity Fund	6,468,698	6,629,000	429	988
Emerging Markets Equity Fund	1,849,025	1,862,500	131	308
REIT Fund	13,719,559	14,521,566	727	1,688

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

12 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through February 26, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc. comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, REIT Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund, (collectively, the Funds), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians, the transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Penn Series Funds, Inc. as of December 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for the aforementioned periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 26, 2010

PENN SERIES FUNDS, INC.

DECEMBER 31, 2009

Tax Information (unaudited)

Each fund designates the maximum amount allowable, but not less than the following amounts distributed during the year ended December 31, 2009 as capital gain dividends in accordance with Section 852(b)(3)(c) of the Internal Revenue Code:

Fund	Long-Term Capital Gain
Limited Maturity Bond Fund	$190,583
SMID Cap Growth Fund	10,911
Developed International Index Fund	47,690
Moderately Aggressive Allocation Fund	5,947
Moderate Allocation Fund	8,598
Conservative Allocation Fund	13,276

Pursuant to Section 854, each Fund designates the maximum amount allowable, but not less than the following percentages of ordinary income dividends paid during the year ended December 31, 2009 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	0.61%
Flexibly Managed Fund	59.02%
Balanced Fund	40.02%
Large Growth Stock Fund	100.00%
Large Cap Growth Fund	100.00%
Large Core Growth Fund	100.00%
Large Cap Value Fund	100.00%
Large Core Value Fund	100.00%
Index 500 Fund	100.00%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	100.00%
SMID Cap Growth Fund	100.00%
SMID Cap Value Fund	100.00%
Small Cap Value Fund	100.00%
Small Cap Index Fund	100.00%
Developed International Index Fund	0.02%
International Equity Fund	23.58%
Emerging Markets Equity Fund	1.84%
Aggressive Allocation Fund	39.33%
Moderately Aggressive Allocation Fund	29.85%
Moderate Allocation Fund	18.83%
Moderately Conservative Allocation Fund	13.48%
Conservative Allocation Fund	5.67%

PENN SERIES FUNDS, INC.

DECEMBER 31, 2009

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 19, 2009. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2009 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

PENN SERIES FUNDS, INC.

SHAREHOLDER MEETING VOTING RESULTS (UNAUDITED)

Penn Series held a Special Meeting of Shareholders at the offices of The Penn Mutual Life Insurance Company on Wednesday, July 22, 2009.

At the meeting the shareholders were asked to:

1. Elect a Board of Directors (“Board”) for the Company. The following Directors were elected to the Board:

NOMINEE	FOR	WITHHOLD
Eugene Bay	461,742,909.562	19,265,313.435
Robert E. Chappell	462,854,461.845	18,153,761.152
David B. Pudlin	463,044,013.576	18,204,478.501
Charles E. Mather III	462,803,744.496	18,204,478.501
M. Donald Wright	462,842,864.314	18,145,358.683

2. Approve a “manager of managers” structure for the Balanced Fund. The following votes were cast:

	FOR	AGAINST	ABSTAIN
Shares Voted Pursuant to Instructions	855,889.028	83,254.678	40,648.431
Other Shares Voted in Same Proportion	4,707,145.255	446,639.980	223,092.758
Total Shares Voted	5,563,034.283	529,894.658	263,741.189

3. Approve a “manager of managers” structure for the Large Core Growth Fund. The following votes were cast:

	FOR	AGAINST	ABSTAIN
Shares Voted Pursuant to Instructions	2,723,177.744	107,869.168	35,096.130
Other Shares Voted in Same Proportion	11,585,546.011	463,352.151	152,871.684
Total Shares Voted	14,308,723.755	571,221.319	187,967.814

4. Approve a “manager of managers” structure for the Large Core Value Fund. The following votes were cast:

	FOR	AGAINST	ABSTAIN
Shares Voted Pursuant to Instructions	2,280,094.281	60,922.927	43,255.666
Other Shares Voted in Same Proportion	13,102,386.236	351,220.528	248,780.437
Total Shares Voted	15,382,480.517	412,143.455	292,036.103

5. Approve a “manager of managers” structure for the Emerging Markets Equity Fund. The following votes were cast:

	FOR	AGAINST	ABSTAIN
Shares Voted Pursuant to Instructions	1,353,184.647	20,596.530	22,400.828
Other Shares Voted in Same Proportion	7,313,322.010	112,494.184	122,818.267
Total Shares Voted	8,666,506.657	133,090.714	145,219.095

FUND MANAGEMENT (UNAUDITED)

AS OF 12/31/09

Name, Year of Birth, Address and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director
INDEPENDENT DIRECTORS
Eugene Bay (born 1937) * Director	Indefinite, 17 years served	President, Colgate Rochester Crozer Divinity School. Trustee Emeritus, College of Wooster. Pastor Emeritus, Bryn Mawr Presbyterian Church, Bryn Mawr, PA.	29	Director, Presbyterian Historical Society.

David B. Pudlin (born 1949) * Director	Indefinite, 1 year served.	President & CEO of Hangley Aronchick Segal & Pudlin, Philadelphia PA. (since 1994)	29	Director, Anti-Defamation League; Trustee, The Baldwin School (term ended 6/30/09); Director, Philadelphia Mural Arts Advocates; Director, U.S. Committee – Sports for Israel.

Charles E. Mather III (born 1934) * Director	Indefinite, 8 years served	President & Director of Mather & Co.	29	Director, The Finance Company of Pennsylvania (investment company.)

M. Donald Wright (born 1935) * Director	Indefinite, 21 years served	Accountant, Wright Consultants, Wayne, PA (financial planning and consulting)	29	None

INTERESTED DIRECTOR
Robert E. Chappell (born 1944) 600 Dresher Road Horsham, PA 19044 Chairman of the Board	Indefinite, 11 years served	Chairman of the Board (since January 1997), Chief Executive Officer (since April 1995) and President (since January 2008) of The Penn Mutual Life Insurance Company.	29	Director, Quaker Chemical Corporation.

OFFICERS
Peter M. Sherman (born 1952) 600 Dresher Road Horsham, PA 19044 President	One year, 9 years served	Chairman and President of Independence Capital Management Inc.; Executive Vice President and Chief Investment Officer (since 1996), Senior Vice President and Chief Investment Officer (from 1996 to 1998), The Penn Mutual Life Insurance Company.	N/A	N/A

Robert DellaCroce (born 1963) 600 Dresher Road Horsham, PA 19044 Treasurer	One year, 1 year served	Treasurer, The Penn Mutual Life Insurance company (since 2009); Treasurer, Independence Capital Management, Inc. (since 2009); Unit Leader, SEI Investments Operations (15 years)	N/A	N/A

Salvatore Faia (born 1962) Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317	One year, one month	President, Vigilant Compliance Services (5 years)	N/A	Trustee for Energy Income Partnership Fund (mutual fund)

John Heiple (born 1973) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 6 years served	Supervisor, Variable Products Financial Reporting (since 2003), The Penn Mutual Life Insurance Company.	N/A	N/A

Patricia M. Chiarlanza (born 1965) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 8 years served	Assistant Treasurer (since 2001), The Penn Mutual Life Insurance Company.	N/A	N/A

Kathleen P. Vandy (born 1960) 600 Dresher Road Horsham, PA 19044 Secretary	One year, 18 months served.	Corporate Counsel, The Penn Mutual Life Insurance Company (1999 to present); Assistant Vice President, the Penn Mutual Life Insurance Company (2009 to Present); Secretary of Independence Capital Management Inc. (May 2008 to Present)	N/A	N/A

*	The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

©2009 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172   www.pennmutual.com

PM1431	12/09

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
Audit Fees	$390,000	$404,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant’s financial statements and not reported under the caption “Audit Fees.” Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)	(1) The registrant’s audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy is filed as an exhibit to this Form N-CSR.

(2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c)	Audit and Non-Audit Services Pre-Approval Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

By:	/s/ Peter M. Sherman
Peter M. Sherman President

Date:	March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Sherman
Peter M. Sherman President

Date:	March 9, 2010

By:	/s/ Robert J. DellaCroce
Robert J. DellaCroce Treasurer

Date:	March 9, 2010